  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1995

                                                               FILE NO. 2-76990
                                                               FILE NO. 811-3447

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A
                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933                          [_]

                       POST-EFFECTIVE AMENDMENT NO. 38                      [X]

                                     AND
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                      [_]

                               AMENDMENT NO. 40                             [X]

                             SEI TAX EXEMPT TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              C/O CT CORPORATION
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734

                                 DAVID G. LEE
                              C/O SEI CORPORATION
                            680 E. SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:


         RICHARD W. GRANT, ESQUIRE               JOHN H. GRADY, ESQUIRE
        MORGAN, LEWIS & BOCKIUS, LLP          MORGAN, LEWIS & BOCKIUS, LLP
           2000 ONE LOGAN SQUARE                   1800 M STREET, N.W.
   PHILADELPHIA, PENNSYLVANIA 19103-6993         WASHINGTON, D.C. 20036


         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===================================================================================
                                                        PROPOSED
                                          PROPOSED      MAXIMUM
                                          MAXIMUM      AGGREGATE
  TITLE OF SECURITIES     AMOUNT BEING OFFERING PRICE  OFFERING       AMOUNT OF
    BEING REGISTERED       REGISTERED     PER UNIT      PRICE(1)   REGISTRATION FEE
-----------------------------------------------------------------------------------
Shares of Beneficial In-
 terest................   $241,871,591     $10.69     $241,871,591       $100
===================================================================================

(1) Registrant has calculated the maximum aggregate offering price pursuant to Rule 24e-2 under the Investment Company Act of 1940 (the "1940 Act") for fiscal year ended August 31, 1995. Registrant had actual aggregate redemptions of 8,178,133,988 for its fiscal year ended August 31, 1995; has used $7,936,552,397 of available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of $241,871,591 for reductions in its current amendment.

-------------------------------------------------------------------------------
     IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK
     APPROPRIATE BOX)
     [_]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B), OR
     [_]  ON [DATE] PURSUANT TO PARAGRAPH (B), OR
     [X]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A), OR
     [_]  ON [DATE] PURSUANT TO PARAGRAPH (A) OF RULE 485
-------------------------------------------------------------------------------

  DECLARATION PURSUANT TO RULE 24F-2: PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933. THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDING AUGUST 31, 1995 WAS FILED ON OCTOBER 25, 1995.

================================================================================

                              SEI TAX EXEMPT TRUST

                      POST-EFFECTIVE AMENDMENT NO. 38

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
PART A--  TAX FREE PORTFOLIO CLASS A SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          *
Item 6.  Capital Stock and Other Securities                    Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  INSTITUTIONAL TAX FREE PORTFOLIO
          CLASS A, CLASS B AND CLASS C SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.  Management of the Fund                                The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A. Management's Discussion of Fund Performance           *
Item 6.  Capital Stock and Other Securities                    Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends

N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  CALIFORNIA TAX EXEMPT PORTFOLIO
          CLASS A, CLASS B AND CLASS C SHARES AND
          CALIFORNIA INTERMEDIATE TERM
          MUNICIPAL PORTFOLIO
          CLASS A SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objectives
                                                               and Policies; General Investment
                                                               Policies; Risk Factors;
                                                               Investment Limitations; General
                                                               Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          *
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  PENNSYLVANIA MUNICIPAL PORTFOLIO
          CLASS A SHARES AND PENNSYLVANIA
          TAX FREE PORTFOLIO CLASS A, CLASS B
          AND CLASS C SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objectives
                                                               and Policies; General Investment
                                                               Policies; Risk Factors;
                                                               Investment Limitations; General
                                                               Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent

N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
Item 5A.  Management's Discussion of Fund Performance          **
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  INTERMEDIATE-TERM MUNICIPAL PORT-
          FOLIO CLASS A SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          **
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  KANSAS TAX FREE INCOME PORTFOLIO
          CLASS A AND CLASS B SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent


N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
Item 5A.  Management's Discussion of Fund Performance          **
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  BAINBRIDGE TAX EXEMPT PORTFOLIO
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          *
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  NEW YORK INTERMEDIATE-TERM PORT-
          FOLIO CLASS A SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Trust; Investment Objective
                                                               and Policies; General Investment
                                                               Policies; Risk Factors;
                                                               Investment Limitations; General
                                                               Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent

N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
Item 5A.  Management's Discussion of Fund Performance          *
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                             Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                            *
PART A--  TAX FREE PORTFOLIO CLASS D SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Fund Highlights; Portfolio
                                                               Expenses
Item 3.   Condensed Financial Information                      *
Item 4.   General Description of Registrant                    Investment Objective and
                                                               Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          *
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Your Account and Doing Business
                                                               with ProVantage Funds; Additional
                                                               Information about Doing Business
                                                               with Us
Item 8.   Redemption or Repurchase                             Your Account and Doing Business
                                                               with ProVantage Funds; Additional
                                                               Information about Doing Business
                                                               with Us
Item 9.   Pending Legal Proceedings                            *
PART A--  INTERMEDIATE-TERM MUNICIPAL PORT-
          FOLIO CLASS D SHARES
Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Fund Highlights; Portfolio
                                                               Expenses
Item 3.   Condensed Financial Information                      *
Item 4.   General Description of Registrant                    Investment Objective and
                                                               Policies; General Investment
                                                               Policies; Investment Limitations;
                                                               General Information--The Trust

N-1A ITEM NO.                                                  LOCATION
-------------                                                  --------
Item 5.   Management of the Fund                               The Manager and Shareholder
                                                               Servicing Agent; The Adviser;
                                                               General Information--Trustees of
                                                               the Trust; General Information--
                                                               Custodian and Wire Agent
Item 5A.  Management's Discussion of Fund Performance          **
Item 6.   Capital Stock and Other Securities                   Taxes; General Information--
                                                               Voting Rights; General
                                                               Information--Shareholder
                                                               Inquiries; General Information--
                                                               Dividends
Item 7.   Purchase of Securities Being Offered                 Your Account and Doing Business
                                                               with ProVantage Funds; Additional
                                                               Information about Doing Business
                                                               with Us
Item 8.   Redemption or Repurchase                             Your Account and Doing Business
                                                               with ProVantage Funds; Additional
                                                               Information about Doing Business
                                                               with Us
Item 9.   Pending Legal Proceedings                            *
PART B--  ALL FUNDS
Item 10.  Cover Page                                           Cover Page
Item 11.  Table of Contents                                    Table of Contents
Item 12.  General Information and History                      *
Item 13.  Investment Objectives and Policies                   The Trust; Description of
                                                               Permitted Investments; Investment
                                                               Limitations
Item 14.  Management of the Registrant                         The Manager and Shareholder
                                                               Servicing Agent; Trustees and
                                                               Officers of the Trust
Item 15.  Control Persons and Principal Holders of Securities  Trustees and Officers of the
                                                               Trust
Item 16.  Investment Advisory and Other Services               The Manager and Shareholder
                                                               Servicing Agent; The Advisers;
                                                               Experts
Item 17.  Brokerage Allocation and Other Practices             Portfolio Transactions
Item 18.  Capital Stock and Other Securities                   Description of Shares
Item 19.  Purchase, Redemption and Pricing of Securities       Determination of Net Asset Value;
           Being Offered                                       Purchase and Redemption of Shares
Item 20.  Tax Status                                           Taxes
Item 21.  Underwriters                                         Distribution
Item 22.  Calculation of Performance Data                      Calculation of Yield and Total
                                                               Return
Item 23.  Financial Statements                                 Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.
--------
 * Not Applicable

** Information required by Item 5A is contained in the 1995 Annual Report to Shareholders

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------

TAX FREE PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of the Trust's Tax Free Portfolio (the "Portfolio"), a money market portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

--------------------------------------------------------------------------------
Management/Advisory Fees (after fee waiver)/1/                              .34%
12b-1 Fees/2/                                                               .07%
Other Expenses                                                              .04%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)/3/                              .45%
--------------------------------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and the Management/Advisory Fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Management/Advisory Fees for the Portfolio would be .40%.
2 The 12b-1 fees shown reflect the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by the Class A shares of the Portfolio are .30%.

3 Absent the Manager's voluntary fee waiver, Total Operating Expenses for Class
  A shares of the Portfolio would be .51%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in Class A shares of the Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and
(2) redemption at the end of each time period:

                                               1 YR.   3 YRS.   5 YRS.   10 YRS.
                                               -----   ------   ------   -------
                                                 $5     $14      $25       $57
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio's Class A shares. A person that purchases shares through an account with a financial institution may be charged separate fees by that institution. The Portfolio also offers Class D shares, which are subject to the same expenses except that Class D shares bear different distribution costs and transfer agent costs. Additional information regarding these differences may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------

-------------
TAX FREE PORTFOLIO
-------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.034    $(0.034)     --       $(0.034)         --          $1.00     3.48%   $  377,152     0.45%
 1994       1.00      0.022     (0.022)     --        (0.022)         --           1.00     2.20%      358,299     0.45%
 1993       1.00      0.022     (0.023)     --        (0.023)         --           1.00     2.29%      414,975     0.45%
 1992       1.00      0.033     (0.033)     --        (0.033)         --           1.00     3.32%      293,982     0.45%
 1991       1.00      0.047     (0.047)     --        (0.047)         --           1.00     4.81%      343,300     0.37%
 1990(1)    1.00      0.032     (0.032)     --        (0.032)         --           1.00     3.20%+     356,814     0.45%*
 FOR THE YEARS ENDED JANUARY 31,:
 1990       1.00      0.059     (0.059)     --        (0.059)         --           1.00     5.97%      464,389     0.54%
 1989       1.00      0.049     (0.049)     --        (0.049)         --           1.00     4.98%      790,629     0.46%
 1988       1.00      0.042     (0.042)     --        (0.042)         --           1.00     4.34%      938,484     0.53%
 1987       1.00      0.041     (0.041)     --        (0.041)         --           1.00     4.31%    1,143,083     0.56%
 1986       1.00      0.051     (0.051)     --        (0.051)         --           1.00     5.21%      503,891     0.57%
 1985       1.00      0.058     (0.058)     --        (0.058)         --           1.00     5.86%      263,325     0.58%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
------------------------------------------------------
-------------
TAX FREE PORTFOLIO
-------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.51%      3.43%      3.37%        --
 1994       0.53%      2.17%      2.09%        --
 1993       0.53%      2.24%      2.16%        --
 1992       0.55%      3.30%      3.20%        --
 1991       0.55%      4.70%      4.52%        --
 1990(1)    0.56%*     5.46%*     5.35%*       --
 FOR THE YEARS ENDED JANUARY 31,:
 1990       0.59%      5.90%      5.85%        --
 1989       0.58%      4.90%      4.78%        --
 1988       0.54%      4.20%      4.19%        --
 1987       0.56%      4.10%      4.10%        --
 1986       0.57%      5.10%      5.10%        --
 1985       0.60%      5.80%      5.78%        --
------------------------------------------------------
------------------------------------------------------

* Annualized
+ Return is for the period indicated and has not been annualized.
1 In August 1990, the Trustees changed the fiscal year end of the Trust from January 31 to August 31.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A shares of the Trust's Tax Free Portfolio (the "Portfolio"). Shares in the Portfolio may also be purchased through the Portfolio's Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________

                  The Portfolio's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance this investment objective will be met.

                     The Portfolio invests in U.S. dollar denominated
                  municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions (collectively, "Municipal Securities"). At least 80% of the Portfolio's net assets will be invested in securities the interest on which is exempt from federal income taxes, based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio. Under normal conditions, the Portfolio will invest at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax.

                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds rated AA or better by Standard and Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's"); (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's.
                     The Adviser will not invest more than 25% of Portfolio
                  assets in municipal securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the Portfolio is governed by Rule 2a-7, its
                  investment policies are more restrictive than those imposed by that Rule.

                     The Portfolio may invest in variable and floating rate
                  obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may invest up to 20% of its net assets in taxable money market instruments (including repurchase agreements) and securities the interest on which is a preference item for purposes of the alternative minimum tax. However, the Portfolio generally intends to be fully invested in federally tax-exempt securities. The Portfolio will not invest more than 10% of its net assets in illiquid securities.
                     Taxable money market instruments in which the Portfolio
                  may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.
                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest and notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality. Bonds rated AA by S&P have a very strong capacity to pay interest and repay principal; bonds rated Aa by Moody's are judged to be of high quality by all standards. The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong and commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________
                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________
                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .36% of the average daily net assets of the Portfolio. The Manager has voluntarily agreed to waive a portion of its fee in order to limit the total operating expenses of the Class A shares of the Portfolio to not more than .45% of the Portfolio's average daily net assets attributable to Class A shares, on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .30% of its average daily net assets.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") acts as the Portfolio's investment adviser under an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     For its services, the Adviser is entitled to a fee, which
                  is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust that are advised by the Adviser up to $500 million, .04% of such assets from $500 million to $1 billion, and .03% of such assets in excess of $1 billion. Such fees are allocated daily among these portfolios based on their relative net assets. For the fiscal year ended August 31, 1995, the Portfolio paid advisory fees, after waivers, of .04% of its relative daily net assets.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" and "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor in an amount not to exceed .30% of the average daily net assets of the Portfolio, on an annualized basis provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Pursuant to state law, the Distributor has voluntarily agreed to limit the distribution-related expenses of the Class A shares of each Portfolio to .25%. Currently, the budget (shown here as a percentage of daily net assets) for each Portfolio is set at an annual rate of .07%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES ______________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.

                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to 2:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                     The Trust will send shareholders a statement of shares
                  owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on each Business Day.

                     Investors who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to 12:30 p.m., Eastern time on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent, and effectiveness, of the redemption order. For redemption orders received before 12:30 p.m., Eastern time on any Business Day, payment will be made the same day by transfer of federal funds. Otherwise, the redemption order will be effective on the next Business Day.
                     Purchase and redemption orders may be placed by telephone.
                  Neither the Trust nor its Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time the Portfolio advertises its "current yield", "tax equivalent yield" and "effective yield". These figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                     The performance on Class A shares will normally be higher
                  than that on the Class D shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

TAXES __________________________________________________________________________
                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                  Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                  Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                     The Portfolio will report annually to its shareholders
                  the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale or redemption of any Portfolio's shares is a
                  taxable transaction for the shareholder.

                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ____________________________________________________________________
The Trust
                  The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Institutional Tax Free
                  Portfolio, California Tax Exempt Portfolio, Intermediate-
                  Term Municipal Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free Income Portfolio, Bainbridge Tax Exempt Portfolio, California Intermediate-Term Municipal Portfolio, New York Intermediate-Term Municipal Portfolio, and Pennsylvania Tax Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager. SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         The net investment income (exclusive of capital gains) of
                  the Portfolio is determined and declared on each Business
                  Day as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month.
                  Currently, capital gains, if any, are distributed at the end of the calendar year.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash.
                  Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on Class D shares because of the additional distribution and transfer agent expenses charged to Class D shares.


Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________
                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............    2
Financial Highlights.................    3
The Trust............................    4
Investment Objective and Policies....    4
General Investment Policies..........    5
Investment Limitations...............    6
The Manager and Shareholder Servicing
  Agent..............................    7
The Adviser..........................    7
Distribution.........................    8
Purchase and Redemption of Shares....    9
Performance..........................   10
Taxes................................   11
General Information..................   12
Description of Permitted Investments
  and Risk Factors...................   14

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------

INSTITUTIONAL TAX FREE PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A, Class B and Class C shares of the Institutional Tax Free Portfolio (the "Portfolio"), a money market portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

-----------------------------------------------------------------------
                                                CLASS A CLASS B CLASS C
                                                ------- ------- -------
Management/Advisory Fees (after fee waiver)/1/     .22%    .22%    .22%
12b-1 Fees/2/                                      .07%    .37%    .57%
Other Expenses                                     .04%    .04%    .04%
-----------------------------------------------------------------------
Total Operating Expenses (after fee waiver)/3/     .33%    .63%    .83%
-----------------------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and the Management/Advisory Fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Management/Advisory Fees for the Portfolio would be .40%.

2 The 12b-1 fees shown reflect the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by the Class A shares of the Portfolio are .30%, by Class B Shares are .60% and by Class C Shares are .80%.

3 Absent the Manager's voluntary fee waiver, Total Operating Expenses for Class
  A shares of the Portfolio would be .51%, Class B shares would be .81%, and Class C shares would be 1.01%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in Class A, Class B and
Class C shares of the Portfolio would
pay the following expenses on a
$1,000 investment assuming (1) 5%
annual return and (2) redemption at
the end of each time period:

                                  1 YR. 3 YRS. 5 YRS. 10 YRS.
                                  ----- ------ ------ -------
                         Class A   $ 3   $11    $19    $ 42
                         Class B   $ 6   $20    $35    $ 79
                         Class C    $8   $26    $46    $103
-------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio's Class A, Class B and Class C shares. A person that purchases shares through an account with a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."
Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734. As of September 30, 1995, Class C shares of the Portfolio had not yet commenced operations.

FOR CLASS A AND CLASS B SHARES OUTSTANDING THROUGHOUT THE PERIOD

                                                                 Net Realized
                   Investment                                        and
            Net    Activities           Distributions             Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.036    $(0.036)     --       $(0.036)         --          $1.00     3.70%    $788,877      0.33%
 1994       1.00      0.025     (0.025)     --        (0.025)         --           1.00     2.51%     835,516      0.33%
 1993       1.00      0.026     (0.026)     --        (0.026)         --           1.00     2.59%     763,040      0.33%
 1992       1.00      0.036     (0.036)     --        (0.036)         --           1.00     3.66%     623,689      0.33%
 1991       1.00      0.049     (0.049)     --        (0.049)         --           1.00     5.20%     448,390      0.33%
 1990(1)    1.00      0.033     (0.033)     --        (0.033)         --           1.00     3.32%+    226,658      0.33%*
 FOR THE YEARS ENDED JANUARY 31,:
 1990       1.00      0.059     (0.059)     --        (0.059)         --           1.00     6.11%     177,342      0.52%
 1989       1.00      0.048     (0.048)     --        (0.048)         --           1.00     5.05%      99,774      0.55%
 1988       1.00      0.042     (0.042)     --        (0.042)         --           1.00     4.28%     223,653      0.55%
 1987       1.00      0.041     (0.041)     --        (0.041)         --           1.00     4.23%     255,147      0.55%
 1986       1.00      0.050     (0.050)     --        (0.050)         --           1.00     5.11%     198,761      0.57%
 1985       1.00      0.056     (0.056)     --        (0.056)         --           1.00     5.71%     162,676      0.57%
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.033    $(0.033)     --       $(0.033)         --          $1.00     3.39%      15,084      0.63%
 1994       1.00      0.022     (0.022)     --        (0.022)         --           1.00     2.21%      21,725      0.63%
 1993       1.00      0.023     (0.023)     --        (0.023)         --           1.00     2.29%       3,040      0.63%
 1992       1.00      0.033     (0.033)     --        (0.033)         --           1.00     3.35%         686      0.63%
 1991(2)    1.00      0.038     (0.038)     --        (0.038)         --           1.00     3.89%+      1,515      0.63%*

                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
----------------------------------------------------
--------------------------------
INSTITUTIONAL TAX FREE PORTFOLIO
--------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.52%      3.64%      3.45%       --
 1994       0.50%      2.48%      2.31%       --
 1993       0.49%      2.55%      2.39%       --
 1992       0.51%      3.54%      3.36%       --
 1991       0.53%      4.91%      4.71%       --
 1990(1)    0.56%*     5.64%*     5.41%*      --
 FOR THE YEARS ENDED JANUARY 31,:
 1990       0.60%      5.90%      5.82%       --
 1989       0.57%      4.80%      4.78%       --
 1988       0.56%      4.20%      4.19%       --
 1987       0.56%      4.10%      4.09%       --
 1986       0.57%      5.00%      5.00%       --
 1985       0.59%      5.60%      5.58%       --
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.82%      3.32%      3.13%       --
 1994       0.81%      2.31%      2.13%       --
 1993       0.79%      2.22%      2.06%       --
 1992       0.81%      3.22%      3.04%       --
 1991(2)    0.84%*     4.34%*     4.13%*      --

* Annualized
+ Return is for the period indicated and has not been annualized.
1 In August 1990, the Trustees changed the fiscal year end of the Trust from January 31 to August 31.

2 The Institutional Tax-Free Portfolio--Class B commenced operations on October
  15, 1990.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A, Class B and Class C shares of the Trust's Institutional Tax Free Portfolio (the "Portfolio"). Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVE AND
POLICIES _______________________________________________________________________

                  The Portfolio's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance this investment objective will be met.

                     The Portfolio invests in U.S. dollar denominated
                  municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio to invest at least 80% of its net assets in securities the interest on which is exempt from federal income taxes, based on opinions from bond counsel for the issuers, and the Portfolio will invest, under normal conditions, at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax.

                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds rated AA or better by Standard and Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's"); (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's.
                     The Adviser will not invest more than 25% of Portfolio
                  assets in municipal securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-
                  1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the Portfolio is governed by Rule 2a-7, its
                  investment policies are more restrictive than those imposed by that Rule.

                     The Portfolio may purchase securities on a "when-issued"
                  basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may invest up to 20% of its net assets in taxable money market instruments (including repurchase agreements) and securities the interest on which is a preference item for purposes of the alternative minimum tax. However, the Portfolio generally intends to be fully invested in federally tax-exempt securities. The Portfolio will not invest more than 10% of its total assets in securities which are considered to be illiquid.
                     Taxable money market instruments in which the Portfolio
                  may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.

                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest and notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality. Bonds rated AA by S&P have a very strong capacity to pay interest and repay principal; bonds rated Aa by Moody's are judged to be of high quality by all standards. The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong and commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .36% of the average daily net assets of the Portfolio. The Manager has voluntarily agreed to waive a portion of its fee in order to limit the total operating expenses to not more than .33% of the average daily net assets of the Class A shares of the Portfolio, not more than .63% of the average daily net assets of Class B shares of the Portfolio and not more than .83% of the average daily net assets of Class C shares of the Portfolio, on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .18% of its average daily net assets.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as the Portfolio's investment adviser under an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     For its services, the Adviser is entitled to a fee, which
                  is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust that are advised by the Adviser up to $500 million, .04% of such assets from $500 million to $1 billion and .03% of such assets in excess of $1 billion. Such fees are allocated daily among these portfolios based on their relative net assets. For the fiscal year ended August 31, 1995 the Portfolio paid advisory fees, after waivers, of .04% of its relative net assets.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class D Plan," and, collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

                     Each Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Pursuant to state law, the Distributor has voluntarily agreed to limit the distribution-related expenses of the Class A shares to .25%. Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .07%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the Portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class B and C Plans, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% and .50%, respectively, of the Portfolio's average daily net assets attributable to such Class shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor, the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class B or C Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses ar higher.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES ______________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to 2:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed.

                     The Trust reserves the right to reject a purchase order
                  when the Transfer Agent determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                     The Trust will send shareholders a statement of shares
                  owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on each Business Day.

                     Investors who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to 12:30 p.m., Eastern time on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent, and effectiveness, of the redemption order. For redemption orders received before 12:30 p.m., Eastern time on any Business Day, payment will be made the same day by transfer of federal funds. Otherwise, the redemption will be effective on the next Business Day.

                     If a shareholder's aggregate balance is less than $45
                  million as a result of redemption or transfer, for a period of seven consecutive days, the Trust reserves the right to redeem that shareholder's shares in the Portfolio for their current net asset value. Before the Trust redeems such shares, the shareholder will be given notice that the value of its shares is less than the minimum amount and will be allowed sixty days to make an additional investment in an amount that will increase the value of the account to at least $50 million.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor its Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time the Portfolio advertises its "current yield", "tax equivalent yield" and "effective yield". These figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.
                     The performance on Class A shares will normally be higher
                  than that on Class B and Class C shares because of the additional distribution expenses charged to Class B and Class C shares.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                  Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                  Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                     The Portfolio will report annually to its shareholders
                  the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

                     Each sale, exchange, or redemption of any Portfolio's
                  shares is a taxable transaction to the shareholder.

GENERAL
INFORMATION ____________________________________________________________________


The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 15, 1982. The
                  Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Tax Free Portfolio, California
                  Tax Exempt Portfolio, Intermediate-Term Municipal Portfolio,
                  Pennsylvania Municipal Portfolio, Kansas Tax Free Income
                  Portfolio, Bainbridge Tax Exempt Portfolio, California
                  Intermediate-Term Municipal Portfolio, New York
                  Intermediate-Term Municipal Portfolio, and Pennsylvania Tax
                  Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pay its expenses, including fees of its service
                  providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager. SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         The net investment income (exclusive of capital gains) of
                  the Portfolio is determined and declared on each Business
                  Day as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month.
                  Currently, capital gains, if any, are distributed at the end of the calendar year.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash.
                  Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.
                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on Class B and Class C shares because of the additional distribution expenses charged to Class B and Class C shares.


Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
------------------------------------------------------------------

Annual Operating Expenses..................................      2
Financial Highlights.......................................      3
The Trust..................................................      5
Investment Objective and Policies..........................      5
General Investment Policies................................      6
Investment Limitations.....................................      7
The Manager and Shareholder Servicing Agent................      7
The Adviser................................................      8
Distribution...............................................      8
Purchase and Redemption of Shares..........................     10
Performance................................................     11
Taxes......................................................     12
General Information........................................     13
Description of Permitted Investments and Risk Factors......     15

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------

BAINBRIDGE TAX EXEMPT PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company that offers financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. This Prospectus offers shares of the Trust's Bainbridge Tax Exempt Portfolio (the "Portfolio"), a money market portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

--------------------------------------------------------------------------------
Management/Advisory Fees (after fee waiver)/1/                              .25%
12b-1 Fees/2/                                                               .01%
Other Expenses                                                              .04%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)/3/                              .30%
--------------------------------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and the Management/Advisory Fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Management/Advisory Fees for the Portfolio would be .40%.
2 The 12b-1 fees shown reflect the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by the Portfolio are .30%.

3 Absent the Manager's voluntary fee waiver, Total Operating Expenses for shares of the Portfolio would be .45%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in the Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               1 YR.   3 YRS.   5 YRS.   10 YRS.
                                               -----   ------   ------   -------
                                                 $3     $10      $17       $38
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio. A person that purchases shares through an account with a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------

------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.036    $(0.036)     --       $(0.036)         --          $1.00     3.69%    $149,233      0.30%
 1994       1.00      0.025     (0.025)     --        (0.025)         --           1.00     2.52%     160,183      0.30%
 1993(1)    1.00      0.019     (0.019)     --        (0.019)         --           1.00     1.95%+    160,058      0.30%*
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
------------------------------------------------------
------------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.46%      3.62%      3.46%        --
 1994       0.47%      2.49%      2.32%        --
 1993(1)    0.48%*     2.39%*     2.21%*       --
------------------------------------------------------
------------------------------------------------------

* Annualized
+ Return is for the period indicated and has not been annualized.
1 The Bainbridge Tax Exempt Portfolio commenced operations on November 9, 1992.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers shares of the Trust's Bainbridge Tax Exempt Portfolio (the "Portfolio"). Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVE AND
POLICIES _______________________________________________________________________

                  The Portfolio's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance this investment objective will be met.

                     The Portfolio invests in U.S. dollar denominated
                  municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio to invest at least 80% of the Portfolio's net assets in securities the interest on which is exempt from federal income taxes, based on opinions from bond counsel for the issuers, and which is not a preference item for purposes of the alternative minimum tax.

                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds with a remaining maturity of 397 days or less of issuers with comparable obligations rated in one of the two highest short-term rating categories by one or more national rating agencies; (ii) municipal notes rated in the top rating category by one or more of those rating agencies; and (iii) tax-exempt commercial paper rated in the top rating category by one or more of those rating agencies.
                     The Adviser will not invest more than 25% of Portfolio
                  assets in municipal securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-1 by Standard & Poor's Corporation ("S&P")) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the Portfolio is governed by Rule 2a-7, its
                  investment policies are more restrictive than those imposed by that Rule.

                     The Portfolio may purchase securities on a "when-issued"
                  basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may invest up to 20% of its net assets in taxable money market instruments (including repurchase agreements) and securities the interest on which is a preference item for purposes of the alternative minimum tax. However, the Portfolio generally intends to be fully invested in federally tax-exempt securities. The Portfolio will not invest more than 10% of its net assets in securities which are considered to be illiquid.
                     Taxable money market instruments in which the Portfolio
                  may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.

                     Municipal notes rated SP-2 by S&P have satisfactory
                  capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory and commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .36% of the average daily net assets of the Portfolio. The Manager has voluntarily agreed to waive a portion of its fee in order to limit the total operating expenses of the Portfolio to not more than .30% of the Portfolio's average daily net assets, on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .21% of its average daily net assets.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as the Portfolio's investment adviser under an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     For its services, the Adviser is entitled to a fee, which
                  is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust that are advised by the Adviser up to $500 million and at an annual rate of .04% of the average daily net assets from $500 million to $1 billion and .03% of the average daily net assets in excess of $1 billion. Such fees are allocated daily among these portfolios based on their relative net assets. For the fiscal year ended August 31, 1995 the Bainbridge Tax Exempt Portfolio paid advisory fees, after waivers, of .04% of its relative net assets.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act.

                     The Plan provides for reimbursement for expenses incurred
                  by the Distributor, in an amount not to exceed .30% of the average daily net assets of the Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Pursuant to state law, the Distributor has voluntarily agreed to limit the distribution-related expenses of the Class A shares of each Portfolio to .25%. Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .01%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES ______________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.

                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to 2:00 p.m., Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Transfer Agent determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                     The Trust will send shareholders a statement of shares
                  owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on each Business Day.

                     Investors who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to 12:30 p.m., Eastern time on any Business Day. Otherwise, the redemption order will be effective on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent, and effectiveness, of the redemption order. For redemption orders received before 12:30 p.m., Eastern time on any Business Day, payment will be made the same day by transfer of federal funds. Otherwise, the redemption order will be effective on the next Business Day.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor its Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time the Portfolio advertises its "current yield", "tax equivalent yield" and "effective yield." These figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                  Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                  Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.

                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                     The Portfolio will report annually to its shareholders
                  the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale, exchange, or redemption of the Portfolio's
                  shares is a taxable transaction to the shareholder.

                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ___________________________________________________________________

The Trust
                  The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt Portfolio, Intermediate-Term Municipal Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free Income Portfolio, California Intermediate-Term Municipal Portfolio, New York Intermediate-Term Municipal Portfolio, and Pennsylvania Tax Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager. SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         The net investment income (exclusive of capital gains) of
                  the Portfolio is determined and declared on each Business
                  Day as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month.
                  Currently, capital gains, if any, are distributed at the end of the calendar year.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash.
                  Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     First Fidelity Bank, N.A., New Jersey, 765 Broad Street,
Wire Agent        Newark, New Jersey 07101, serves as Custodian of the Trust's assets and acts as wire agent of certain cash of the Trust.
                  The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date within a number of days from the date of purchase.
                  The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest, and may
Instruments       involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............    2
Financial Highlights.................    3
The Trust............................    4
Investment Objective and Policies....    4
General Investment Policies..........    5
Investment Limitations...............    6
The Manager and Shareholder Servicing
  Agent..............................    7
The Adviser..........................    7
Distribution.........................    8
Purchase and Redemption of Shares....    9
Performance..........................   10
Taxes................................   10
General Information..................   12
Description of Permitted Investments
  and Risk Factors...................   14

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------

CALIFORNIA TAX EXEMPT PORTFOLIO
CALIFORNIA INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A, Class B and Class C shares of the Trust's California Tax Exempt Portfolio, a money market portfolio (the "California Money Market Portfolio") and Class A shares of the Trust's California Intermediate-Term Municipal Portfolio, a fixed income portfolio (the "California Intermediate-Term Portfolio") (each, a "Portfolio" and together, the "Portfolios").

AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE CALIFORNIA MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

--------------------------------------------------------------------------
                                                              CALIFORNIA
                                           CALIFORNIA        INTERMEDIATE-
                                          MONEY MARKET           TERM
                                            PORTFOLIO          PORTFOLIO
                                          ------------       -------------
                                     CLASS A CLASS B CLASS C    CLASS A
                                     ------- ------- ------- -------------
Management/Advisory Fees (after fee
 waivers)/1/                            .18%    .18%    .18%     .12%
12b-1 Fees/2/                           .06%    .36%    .56%     .08%
Other Expenses                          .04%    .04%    .04%     .35%
--------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)/3/                            .28%    .58%    .78%     .55%
--------------------------------------------------------------------------

1 The Manager and the Adviser have waived, on a voluntary basis, a portion of their fees for the California Intermediate-Term Portfolio and the Manager has waived, on a voluntary basis, a portion of its fees for the California Money Market Portfolio. The Management/Advisory fees shown reflect these Voluntary Waivers. Each of the Adviser and the Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waivers, Management/Advisory fees would be .27% for the California Money Market Portfolio and .57% for the California Intermediate-Term Portfolio.

2 The 12b-1 fees shown reflect the current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by Class A shares of either Portfolio are .30%, by Class B shares of the California Money Market Portfolio are .60% and by Class C of the California Money Market Portfolio are .80%.

3 Absent the voluntary fee waivers described above, Total Operating Expenses for Class A, B and C shares of the California Money Market Portfolio would be .37%, .67%, and .87%, respectively, and 1.00% for the California Intermediate-Term Portfolio.

EXAMPLE
--------------------------------------------------------------------------------
An investor in a Portfolio would pay
the following expenses on a $1,000
investment assuming (1) 5% annual
return and (2) redemption at the end
of each time period:

                                                   1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                   ----- ------ ------ -------
California Money Market Portfolio:
Class A                                              $3   $ 9    $16     $36
Class B                                              $6   $19    $32     $73
Class C                                              $8   $25    $43     $97
California Intermediate-Term
Portfolio:
Class A                                              $6   $18    $31     $69
------------------------------------------------------------------------------

"Other Expenses" for the California Intermediate-Term Portfolio is based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors to a Portfolio. A person who purchases shares through a financial institution may be charged separate fees by that institution. The information in the foregoing table and example relates only to Class A, and in the case of the California Money Market Portfolio Class A, Class B and Class C shares. Additional information may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."
Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. As of August 31, 1995, the California Intermediate-Term Municipal Portfolio had not commenced operations. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A, CLASS B AND CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD**

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net          Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End   of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period    to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)      Net Assets
------------------------------------------------------------------------------------------------------------------------------
-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.033    $(0.033)     --       $(0.033)         --          $1.00     3.49%    $ 30,921      0.28%
 1994       1.00      0.023     (0.023)     --        (0.023)         --           1.00     2.32%      32,015      0.27%
 1993       1.00      0.024     (0.024)     --        (0.024)         --           1.00     2.41%     540,285      0.28%
 1992       1.00      0.034     (0.034)     --        (0.034)         --           1.00     3.44%     445,936      0.28%
 1991       1.00      0.047     (0.047)     --        (0.047)         --           1.00     4.92%     376,653      0.28%
 1990/1/    1.00      0.016     (0.016)     --        (0.016)         --           1.00     1.81%+    275,095      0.28%*
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995/2/   $1.00     $0.027    $(0.027)     --       $(0.027)         --          $1.00     2.65%+   $      0      0.58%*
 1994/3/    1.00      0.013     (0.013)     --        (0.013)         --           1.00     2.07%*      3,257      0.51%*
 CLASS C
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.029    $(0.029)     --       $(0.029)         --          $1.00     2.97%    $328,035      0.78%
 1994/4/    1.00      0.006     (0.006)     --        (0.006)         --           1.00     2.14%*    318,122      0.67%*
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                   Ratio of
                                     Net
                                  Investment
            Ratio      Ratio of   Income to
         of Expenses     Net       Average
         to Average   Investment  Net Assets
         Net Assets   Income to   Excluding   Portfolio
          Excluding    Average       Fee      Turnover
         Fee Waivers  Net Assets   Waivers      Rate
--------------------------------------------------------
-------------------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
-------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.42%       3.43%      3.29%        --
 1994       0.38%       2.28%      2.17%        --
 1993       0.37%       2.37%      2.28%        --
 1992       0.38%       3.34%      3.24%        --
 1991       0.40%       4.74%      4.62%        --
 1990/1/    0.51%*      5.27%*     5.04%*       --
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995/2/    0.69%*      3.16%*     3.05%*       --
 1994/3/    0.81%*      2.05%*     1.75%*       --
 CLASS C
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.93%       2.93%      2.78%        --
 1994/4/    0.87%*      2.06%*     1.86%*       --
--------------------------------------------------------
--------------------------------------------------------

 * Annualized
** The Trust has not previously offered shares of the California Intermediate-
   Term Municipal Portfolio.
 + Return is for the period indicated and has not been annualized.

 /1/The California Tax Exempt Portfolio--Class A commenced operations on May 14,
    1990.

 /2/The California Tax Exempt Portfolio--Class B closed on July 12, 1995.

 /3/The California Tax Exempt Portfolio--Class B commenced operations on January
    5, 1994.

 /4/The California Tax Exempt Portfolio--Class C commenced operations on May 11,
    1994.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A, Class B and Class C shares of the Trust's California Tax Exempt Portfolio (the "California Money Market Portfolio") and Class A shares of the Trust's California Intermediate-Term Municipal Portfolio (the "California Intermediate-Term Portfolio") (each, a "Portfolio" and together, the "Portfolios"). Each class provides for variation in distribution or transfer agent costs, voting rights, and dividends, and in the case of the California Intermediate-Term Portfolio, sales loads. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _____________________________________________________________________

CALIFORNIA        The California Money Market Portfolio's investment objective
MONEY MARKET      is to preserve principal value and maintain a high degree of
PORTFOLIO         liquidity while providing current income exempt from federal and, to the extent possible, California state personal income taxes.

CALIFORNIA        The California Intermediate-Term Portfolio's investment
INTERMEDIATE-     objective is a high level of current income, exempt from
TERM PORTFOLIO    both federal and California state personal income taxes,
                  consistent with the preservation of capital.
                     There can be no assurance that either Portfolio will be
                  able to achieve its investment objective.

                     It is a fundamental policy of each Portfolio to invest,
                  under normal conditions, at least 80% of its net assets in municipal securities that produce interest that, in the opinion of bond counsel, is exempt from federal income tax (collectively, "Municipal Securities"), and each Portfolio will invest, under normal conditions, at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax. Under normal conditions, at least 65% of each Portfolio's assets will be invested in municipal obligations the interest on which is exempt from California state personal income tax. These constitute municipal obligations of the state of California and its political subdivisions or municipal authorities and municipal obligations issued by territories or possessions of the United States. Each Portfolio may invest, under normal conditions, up to 20% of its net assets in (1) Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax (although neither Portfolio has a present intention of investing in such securities) and (2) taxable investments. In addition, for temporary defensive purposes when its investment adviser (the "Adviser") determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in municipal obligations of states other than California or taxable money market instruments (including repurchase agreements, U.S. Treasury securities and instruments of certain U.S. commercial banks or savings and loan institutions).

                     The Adviser will not invest more than 25% of Portfolio
                  assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES ______________________________________________________________________


CALIFORNIA        In purchasing obligations, the California Money Market
MONEY MARKET      Portfolio complies with the requirements of Rule 2a-7 under
PORTFOLIO         the Investment Company Act of 1940 (the "1940 Act"), as that
                  Rule may be amended from time to time. These requirements currently provide that the California Money Market Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the California Money Market Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the California Money Market
                  Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-
                  1 by Standard & Poor's Corporation ("S&P")) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the California Money Market Portfolio is
                  governed by Rule 2a-7, its investment policies are more restrictive than those imposed by that Rule.

                     The California Money Market Portfolio may purchase the
                  following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by the Adviser: (i) municipal bonds rated AA or better by S&P or Aa or better by Moody's; (ii) municipal notes rated at least SP-2 by S&P or MIG-2 or VMIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-2 by S&P or Prime-2 by Moody's.

                  The California Intermediate-Term Portfolio may purchase the
CALIFORNIA        following types of municipal obligations, but only if such
INTERMEDIATE-     securities, at the time of purchase, either have the
TERM PORTFOLIO    requisite rating or, if not rated, are of comparable quality as determined by the Adviser: (i) municipal bonds rated BBB or better by S&P or Baa or better by Moody's; (ii) municipal notes and certificates of participation rated at least SP-2 by S&P or MIG-2 or VMIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-2 by S&P or Prime-2 by Moody's. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.
                     Normally, the California Intermediate-Term Portfolio will
                  maintain a dollar-weighted average portfolio maturity of five to ten years; however, under certain circumstances this average weighted maturity may fall below five years. There are no restrictions on the maturity of any single instrument in which this Portfolio may invest. The Portfolio's annual portfolio turnover is expected to be less than 100% under normal conditions.

                     Each Portfolio may invest in variable and floating rate
                  obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Money Market Portfolio will not invest more than 10% of its net assets, and the California Intermediate-Term Portfolio will not invest more than 15% of its net assets, in securities which are considered to be illiquid.
                     The taxable money market instruments in which each
                  Portfolio may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.
                     Municipal notes rated SP-2 by S&P have satisfactory
                  capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated AA by S&P have a very strong capacity to pay interest and repay principal; bonds rated Aa by Moody's are judged to be of high quality by all standards. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory; commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations.
                     For a description of the Portfolios' permitted
                  investments and ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

RISK
FACTORS _______________________________________________________________________

Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these fixed income securities will not necessarily affect cash income derived from these securities but will affect the California Intermediate-Term Portfolio's net asset value. This Portfolio may invest in securities rated in the fourth highest category by S&P or Moody's; such securities, while still investment grade, are considered to have speculative characteristics.

California Risk   Certain risks are inherent in the Portfolios' investments in
Factors           California municipal securities. These risks result from (1)
                  amendments to the California Constitution and other statutes that limit the taxing and spending authority of California government entities, (2) the general financial condition of the State of California, and (3) a variety of California laws and regulations that may affect, directly or indirectly, California municipal securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be impaired as a result. A more complete description of these risks is contained in the Statement of Additional Information.
                     The Portfolios' concentration in investments in
                  California municipal securities involves greater risks than if their investments were more diversified. These risks arise from provisions in the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California.

Non-              In addition to the risks, described above, arising from
Diversification   concentration, investment in the California Intermediate-
                  Term Portfolio, a non-diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of this Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The California Intermediate-Term Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

INVESTMENT
LIMITATIONS ____________________________________________________________________
                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the California Money Market Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  Neither Portfolio may:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current value at the time of investment) would be invested in the securities of such issuer. This restriction applies to 75% of the California Money Market Portfolio's assets, and does not apply to the California Intermediate-Term Portfolio.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on fair market value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.
                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________
                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.
                     For these services, the Manager is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .23% of the average daily net assets of the California Money Market Portfolio and .39% of the average daily net assets of the California

                  Intermediate-Term Portfolio. The Manager has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A, Class B and Class C shares of the California Money Market Portfolio to not more than .28%, .58% and .78%, as a percentage of the Portfolio's average daily net assets attributable to Class A, Class B and Class C shares, on an annualized basis, respectively. The Manager and the Adviser have voluntarily agreed to waive a portion of their fees proportionately in order to limit the total operating expenses of Class A of the California Intermediate-Term Portfolio to not more than .55%, as a percentage of the Portfolio's average daily net assets attributable to Class A shares, on an annualized basis. Each of the Adviser and the Manager reserves the right, in its sole discretion, to terminate these voluntary fee waivers at any time. For the fiscal year ended August 31, 1995, the California Money Market Portfolio paid management fees, after waivers, of .14% of its average daily net assets. As of August 31, 1995, the California Intermediate-Term Portfolio had not commenced operations.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as each Portfolio's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser invests the assets of the Portfolios, and continuously reviews, supervises and administers the investment programs of the Portfolios. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     S. Blake Miller, CFA, acts as the portfolio manager for
                  the California Intermediate-Term Portfolio. Mr. Miller, an Associate Principal of WPG, has been associated with WPG's Tax Exempt Fixed Income Management Group since 1988 and its predecessor since 1986.

                     For its services to the California Money Market
                  Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust advised by the Adviser up to $500 million, .04% of such assets from $500 million to 1 billion, and .03% of such assets in excess of $1 billion. Such fees are allocated daily among these portfolios on the basis of their relative net assets. For the fiscal year ended August 31, 1995, the California Money Market Portfolio paid advisory fees, after waivers, of .04% of its relative net assets.
                     For its services to the California Intermediate-Term
                  Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .18% of the combined average daily net assets of the non-money market portfolios of the Trust advised by the Adviser up to $150 million, and .16% of such assets in excess of $150 million. Such fees are allocated daily among these portfolios on the basis of their relative net assets. The Adviser has voluntarily agreed to waive a portion of its fee, as described under "The Manager and Shareholder Servicing Agent." As of August 31, 1995, the California Intermediate-Term Portfolio had not commenced operations.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan," "Class B Plan," "Class C Plan" and "Class D Plan," and, collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

                     Each Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for each Portfolio is set at an annual rate of .06% for the California Tax Exempt Portfolio and .08% for the California Intermediate Term Municipal Portfolio.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class B and C Plans for the California Tax Exempt
                  Portfolio, in addition to providing for the reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% and .50%, respectively of the Portfolio's average daily net assets attributable to such Class B and C shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class B or C Plans, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION OF
SHARES _________________________________________________________________________

                  Financial institutions may acquire shares of each Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of either Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of each Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. Shareholders who desire to purchase shares for cash must place their orders with the Distributor prior to the calculation of net asset value on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed for the California Money Market Portfolio and on the Business Day following the day the order is placed for the California Intermediate-Term Portfolio. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                     Purchases will be made in full or fractional shares of
                  the California Intermediate-Term Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The purchase price of shares of the California Money Market Portfolio is expected to remain constant at $1.00. The net asset value per share of each Portfolio is determined by dividing the total value of its investments and other assets, less any liability, by the total outstanding shares of the Portfolio. The California Money Market Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined on each Business Day as of 2:00 p.m., Eastern time for the California Money Market Portfolio and as of the close of trading on the New York Stock Exchange (presently 4:00 p.m., Eastern time) for the California Intermediate-Term Portfolio.
                     The market value of each portfolio security is obtained
                  by the Manager from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the most recently quoted bid price on each Business Day.

                     Investors who desire to redeem shares of the California
                  Intermediate-Term Portfolio must place their redemption orders with the Transfer Agent prior to the calculation of net asset value on any Business Day in order to be effective on that day. Otherwise, the redemption orders will be effective on the next Business Day. Payment for redemption orders from the California Intermediate-Term Portfolio will be made as promptly as possible and, in any event, within five Business Days after the redemption order is received. Payment for redemption orders from the California Money Market Portfolio received before the calculation of net asset value will be made the same day by transfer of federal funds. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of an effective redemption order.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time the California Money Market Portfolio may advertise its "current yield" and "effective yield," and the California Intermediate-Term Portfolio may advertise its yield and total return. Each Portfolio may also advertise a "tax equivalent yield". These figures are based on historical earnings and are not intended to indicate future performance.

                     The "current yield" of the California Money Market
                  Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of
                  the compounding effect of this assumed reinvestment.    The
                  yield of the California Intermediate-Term Portfolio refers to the annualized income generated by a hypothetical investment, in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. The total return of this Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                     A "tax equivalent yield" is calculated by determining the
                  rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of a Portfolio's yield, assuming certain tax brackets for a shareholder.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                     The California Intermediate-Term Portfolio may quote
                  Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The California Intermediate-Term Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S., and use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The California Intermediate-Term Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The California Intermediate-Term Portfolio may quote
                  various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares on the California Tax
                  Exempt Portfolio will normally be higher than that on Class B or Class C shares because of the additional distribution expenses charged to Class B and Class C shares.

TAXES __________________________________________________________________________
                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     Each Portfolio is treated as a separate entity for federal
each Portfolio    income tax purposes and is not combined with the Trust's
                  other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     Each Portfolio intends to distribute substantially all of
Distributions     its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay
                  "exempt-interest
                  dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.
                     Any dividends paid out of income realized by a Portfolio
                  on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of a Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by a Portfolio in October, November or
                  December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. Each Portfolio makes annual reports to shareholders of the federal income tax status of distributions.

                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolios may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares. Each Portfolio will report annually to its shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.


                     Each Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale or redemption of any Portfolio's shares is a
                  taxable transaction to the shareholder.

California        Each Portfolio intends to qualify to pay dividends to
Taxes             shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A Portfolio will qualify to pay California exempt-interest dividends if
                  (1) at the close of each quarter of the Portfolio's taxable year, at least 50 percent of the value of the Portfolio's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax
                  Exempt Obligations") and (2) the Portfolio continues to qualify as a regulated investment company.
                     If a Portfolio qualifies to pay California exempt-
                  interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. See the Statement of Additional Information. Each Portfolio will notify its shareholders of the amount of exempt-interest dividends each year.
                     Corporations subject to California franchise tax that
                  invest in a Portfolio may not be entitled to exclude
                  California exempt-interest dividends from income.
                     Dividend distributions that do not qualify for treatment
                  as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a Portfolio's earnings and profits.
                     Interest on indebtedness incurred or continued by a
                  shareholder in connection with the purchase of shares of a Portfolio will not be deductible for California personal income tax purposes if the Portfolio distributes California exempt-interest dividends.
                     The foregoing is a general, abbreviated summary of
                  certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions.

                     Shareholders should consult with their tax advisers
                  concerning the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ____________________________________________________________________
The Trust

                  The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolios, the Trust consists of the following portfolios: Tax Free Portfolio, Institutional Tax Free Portfolio, Intermediate-Term Municipal Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free Income Portfolio. Bainbridge Tax Exempt Portfolio, New York Intermediate-Term Municipal Portfolio, and Pennsylvania Tax Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager. SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         The net investment income (exclusive of capital gains) of
                  each Portfolio is distributed in the form of dividends. The
                  California Money Market Portfolio declares dividends daily, and shareholders of record at the close of each Business Day will be entitled to receive that day's dividend. The
                  California Money Market Portfolio pays dividends on the first Business Day of each month. The California
                  Intermediate-Term Portfolio declares dividends periodically, and shareholders of record on the last record date of each period will be entitled to receive the periodic dividend distribution, which is generally paid on the 10th Business
                  Day of the following month. If any net capital gains are realized by either Portfolio, they will be distributed annually. Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on Class B or Class C shares because of the additional distribution expenses charged to Class B and Class C shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________
                  The following is a description of certain of the permitted investments for the Portfolios, and the associated risk factors:


Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.


Repurchase        Repurchase Agreements are agreements by which a Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............    2
Financial Highlights.................    3
The Trust............................    4
Investment Objective and Policies....    4
General Investment Policies..........    5
Risk Factors.........................    7
Investment Limitations...............    8
The Manager and Shareholder Servicing
Agent................................    8

The Adviser..........................   9
Distribution.........................  10
Purchase and Redemption of Shares....  11
Performance..........................  13
Taxes................................  14
General Information..................  16
Description of Permitted Investments
and Risk Factors.....................  18

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------

PENNSYLVANIA MUNICIPAL PORTFOLIO
PENNSYLVANIA TAX FREE PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of the Trust's Pennsylvania Municipal Portfolio (the "Fixed Income Portfolio") and Class A, Class B and Class C shares of the Trust's Pennsylvania Tax Free Portfolio (the "Money Market Portfolio") (each, a "Portfolio" and together, the "Portfolios").

AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PENNSYLVANIA TAX FREE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING BESSEMER TRUST COMPANY, N.A. OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (as a
percentage of average net assets)
-------------------------------------------------------------------------------
                                                MONEY MARKET       FIXED INCOME
                                                  PORTFOLIO         PORTFOLIO
                                           ----------------------- ------------
                                           CLASS A CLASS B CLASS C
                                           ------- ------- -------
Management/Advisory Fees (after fee waiv-
 er)/1/                                     .24%    .24%    .24%       .36%
12b-1 Fees/2/                               .07%    .32%    .57%       .08%
Other Expenses                              .04%    .04%    .04%       .04%
-------------------------------------------------------------------------------
Total Operating Expenses (after fee waiv-
 er)/3/                                     .35%    .60%    .85%       .48%
-------------------------------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and agreed to reimburse expenses; the management/advisory fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver and reimbursements at any time in its sole discretion. Absent such waiver, management/advisory fees for the Money Market Portfolio would be .40% and for the Fixed Income Portfolio would be .55%.

2 The 12b-1 fees shown reflect each Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable are .30% by Class A shares of the Fixed Income Portfolio and .30% by Class A shares of the Money Market Portfolio.

3 Absent the Manager's voluntary fee waiver and reimbursements, total operating expenses for Class A, Class B and Class C shares of the Money Market Portfolio would be .51%, .76%, and 1.01%, respectively, and for Class A shares of the Fixed Income Portfolio would be .67%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in Class A shares of the
Portfolios would pay the following
expenses on a $1,000 investment
assuming (1) 5% annual return and (2)
redemption at the end of each time
period:

                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                    ----- ------ ------ -------
Money Market Portfolio
 Class A                                              $4   $11    $20     $44
 Class B                                               6    19     33      75
 Class C                                               9    27     47     105
Fixed Income Portfolio                                 5    15     27      60
-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios' Class A shares. A person that purchases shares through an account with a financial institution may be charged separate fees by that institution. The Money Market Portfolio also offers Class B and Class C shares, which are subject to the same expenses, except that the Class B and Class C shares bear different distribution and transfer agent costs. Additional information may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                  Net Realized
                   Investment                                         and
            Net    Activities           Distributions              Unrealized
           Asset   ---------- ---------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                    Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized      Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return     (000)    Net Assets
----------------------------------------------------------------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995     $10.52      $0.55     $(0.55)       --       $(0.55)       $ 0.14        $10.66    6.81%    $104,094      0.48%
 1994      10.94       0.53      (0.53)       --        (0.53)        (0.42)        10.52    1.14%     125,081      0.47%
 1993      10.59       0.55      (0.55)  $ (0.01)       (0.56)         0.36         10.94    8.91%     153,808      0.48%
 1992      10.29       0.57      (0.57)    (0.01)       (0.58)         0.31         10.59    8.89%     114,461      0.48%
 1991       9.95       0.60      (0.60)   (0.003)       (0.60)         0.34         10.29    9.80%      83,054      0.50%
 1990/2/    9.98       0.34      (0.34)      --         (0.34)        (0.03)         9.95    3.12%+     64,531      0.60%*
 FOR THE YEAR ENDED JANUARY 31,:
 1990/1/   10.00       0.28      (0.23)   (0.001)       (0.23)        (0.07)         9.98    2.11%+     53,042      0.60%*
                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
----------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
--------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.72%      5.21%      4.97%     22.62%
 1994       0.71%      4.90%      4.66%     25.13%
 1993       0.70%      5.15%      4.93%     15.26%
 1992       0.72%      5.52%      5.28%     10.54%
 1991       0.73%      5.98%      5.75%     19.17%
 1990/2/    0.80%*     5.88%*     5.68%*    20.35%
 FOR THE YEAR ENDED JANUARY 31,:
 1990/1/    0.86%*     6.05%*     5.79%*    10.00%
-------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO
-------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.035    $(0.035)       --      $(0.035)           --         $1.00    3.60%     $26,058      0.35%
 1994/3/    1.00      0.014     (0.014)       --       (0.014)           --          1.00    2.37%*     18,712      0.35%*
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.51%      3.54%      3.38%        --
 1994/3/    0.65%*     2.37%*     2.07%*       --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

* Annualized
+ Return is for period indicated and has not been annualized.
1 The Pennsylvania Municipal Portfolio commenced operations on August 14, 1989. 2 In August 1990, the Trustees changed the fiscal year end of the Trust from
  January 31 to August 31.

3 The Pennsylvania Tax Free Portfolio commenced operations on January 21, 1994.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This Prospectus offers Class A shares of the Trust's Pennsylvania Municipal Portfolio (the "Fixed Income Portfolio") and Class A, Class B and Class C shares of the Trust's Pennsylvania Tax Free Portfolio (the "Money Market Portfolio"). The Fixed Income Portfolio is a diversified portfolio, and the Money Market Portfolio is non-diversified. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________

PENNSYLVANIA      The Fixed Income Portfolio's investment objective is to
MUNICIPAL         provide current income exempt from both federal and
PORTFOLIO         Pennsylvania state income taxes while preserving capital by investing primarily in municipal securities within the guidelines presented below.
                     The Fixed Income Portfolio has a fundamental policy,
                  under normal conditions, to be fully invested in obligations which produce interest that is exempt from both federal and Pennsylvania state income tax (state tax-free obligations).
                  Under normal circumstances, the Portfolio will invest at least 90% (and intends to invest 100%) of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax. In addition, for temporary defensive purposes when, in the opinion of its investment adviser, such securities are not readily available or of sufficient quality, the Portfolio can invest up to 100% of its assets in securities which pay interest which is exempt only from federal income taxes or in taxable securities as described below.

                     The Fixed Income Portfolio may purchase the following
                  types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by Morgan Grenfell Capital Management, this Portfolio's investment adviser ("Morgan Grenfell"): (i) municipal bonds rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Municipal obligations owned by the Fixed Income Portfolio which become less than the prescribed investment quality shall be sold at a time when, in the judgment of Morgan Grenfell, it does not substantially impact the market value of the Portfolio.

                     The Fixed Income Portfolio will maintain a dollar-
                  weighted average portfolio maturity of seven years or less. Each security purchased will have an average maturity of no longer than fifteen years.

PENNSYLVANIA      The Money Market Portfolio's investment objective is a high
TAX FREE          level of current income, free from federal income tax and,
PORTFOLIO         to the extent possible, Pennsylvania personal income taxes, consistent with preservation of capital. The Money Market
                  Portfolio will also attempt to maintain a constant net asset value of $1.00 per share.

                     It is a fundamental policy of the Money Market Portfolio
                  to invest, under normal conditions, at least 80% of its net assets in municipal securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). This Portfolio will, under normal conditions, invest at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax and invest at least 65% of its total assets in municipal obligations the interest on which is exempt from Pennsylvania personal income tax ("Pennsylvania Securities"). Pennsylvania Securities constitute municipal obligations of the Commonwealth of Pennsylvania and its political subdivisions or municipal authorities and municipal obligations issued by territories or possessions of the United States, such as Puerto Rico. This Portfolio may invest, under normal conditions, up to 20% of its net assets in (1) Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax (although the Portfolio has no present intention of investing in such securities), and (2) taxable securities, including shares of other mutual funds to the extent permitted by regulations of the SEC. In addition, for temporary defensive purposes when its investment adviser determines that market conditions warrant, the Money Market Portfolio may invest up to 100% of its assets in municipal obligations of states other than Pennsylvania or taxable money market instruments (including repurchase agreements, U.S. Treasury securities and obligations of certain U.S. commercial banks or savings and loan institutions).

                     The Money Market Portfolio may purchase the following
                  types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., this Portfolio's investment adviser ("WPGA"): (i) municipal bonds rated AA or better by S&P or Aa or better by Moody's; (ii) municipal notes rated at least SP-2 by S&P or MIG-2 or VMIG-2 by Moody's; (iii) tax-exempt commercial paper rated at least A-2 by S&P or Prime-2 by Moody's.

                     Neither Portfolio will invest more than 25% of its assets
                  in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of a Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective a Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.
                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest; municipal notes rated SP-2 by S&P have satisfactory capacity to pay principal and interest. Notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality and notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated AA by S&P have a very strong capacity to pay interest and repay principal; bonds rated Aa by Moody's are judged to be of high quality by all standards. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong; commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment. Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory; commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations.

                     There can be no assurance that either Portfolio will be
                  able to achieve its investment objective or that the Money Market Portfolio will be able to maintain a constant $1.00 net asset value per share.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  In purchasing obligations, the Money Market Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Money Market Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Money Market Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Money Market Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-
                  1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the Money Market Portfolio is governed by Rule
                  2a-7, its investment policies are more restrictive than those imposed by that Rule.

                     Each Portfolio may invest in variable and floating rate
                  obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fixed Income Portfolio may also purchase other types of tax exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Fixed Income Portfolio has no present intention to invest in repurchase agreements. Each Portfolio will not invest more than 10% of its net assets in illiquid securities.
                     The taxable instruments in which each Portfolio may
                  invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

RISK FACTORS ___________________________________________________________________

Fixed Income      The market value of the Fixed Income Portfolio's investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of these fixed income securities will not necessarily affect cash income derived from these securities, but will affect this Portfolio's net asset value.

Pennsylvania      Under normal conditions the Fixed Income Portfolio will be
Risk Factors      fully invested, and the Money Market Portfolio will invest primarily, in obligations which produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, each Portfolio will have considerable investments in Pennsylvania municipal obligations. As a result, each

                  Portfolio will be more susceptible to factors which adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania municipal obligations.
                     An investment in either Portfolio will be affected by the
                  many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Portfolio. See "Special Considerations Relating to Pennsylvania Municipal Securities" in the Statement of Additional Information.

Non-              Investment in the Money Market Portfolio, a non-diversified
Diversification   mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of this Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities this Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Money Market Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer;
                  this limitation applies to 50% of the Portfolio's total assets.

INVESTMENT
LIMITATIONS ____________________________________________________________________
                  The investment objectives and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares. It is a fundamental policy of the Money Market Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  Neither Portfolio may:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This limitation does not apply to the Money Market Portfolio.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.
                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND
SHAREHOLDER
SERVICING AGENT ________________________________________________________________
                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Fixed Income Portfolio and .36% of the average daily net assets of the Money Market Portfolio. The Manager has voluntarily waived a portion of its fees in order to limit the total operating expenses of Class A shares of the Fixed Income Portfolio to not more than .48% of that Portfolio's average daily net assets on an annualized basis and to limit the total operating expenses of Class A shares of the Money Market Portfolio to not more than .35% of that Portfolio's average daily net assets on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate these voluntary fee waivers at any time. For the fiscal year ended August 31, 1995, the Fixed Income and Money Market Portfolios paid management fees, after waivers, of .12% and .20%, respectively, of their average daily net assets.

THE ADVISERS ___________________________________________________________________

                  Under advisory agreements with the Trust (the "Advisory Agreements"), Morgan Grenfell Capital Management Incorporated and Weiss, Peck & Greer Advisers, Inc. (the "Advisers" and each of these, an "Adviser") act as the investment advisers for the Fixed Income and Money Market Portfolios, respectively. Under the Advisory Agreements, the Advisers invest the assets of the Portfolios, and continuously review, supervise and administer the Portfolios' investment programs. Each Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

Morgan Grenfell   Morgan Grenfell Capital Management Incorporated ("Morgan
Capital           Grenfell") acts as investment adviser for the Fixed Income
Management        Portfolio. Morgan Grenfell is a wholly-owned U.S.-based
Incorporated      subsidiary of Morgan Grenfell Asset Management and was
                  organized in 1985. As of September 30, 1995, total assets
                  under management by Morgan Grenfell were approximately $   .
                  The principal place of business address of Morgan Grenfell is 885 Third Avenue, 32nd Floor, New York, New York 10022.

                     David W. Baldt, Director and Executive Vice President of
                  Morgan Grenfell, has served as the portfolio manager of the Fixed Income Portfolio since July, 1995, and has been with Morgan Grenfell since 1989.

                     For its services, Morgan Grenfell is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets. For the fiscal year ended August 31, 1995, the Portfolio paid Morgan Grenfell an advisory fee, after waivers, of .20% of its average daily net assets.

Weiss, Peck &     Weiss, Peck & Greer Advisers, Inc. ("WPGA") acts as
Greer Advisers,   investment adviser for the Money Market Portfolio. WPGA is a
Inc.              wholly-owned subsidiary of Weiss, Peck & Greer, L.L.C.
                  ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of WPGA and WPG is One New York Plaza, New York, NY 10004.

                     Janet Fiorenza acts as the portfolio manager for the
                  Portfolio. Ms. Fiorenza, a Principal, has been associated with the Tax Exempt Fixed Income group since 1988 and its predecessor since 1980.

                     For its services, WPGA is entitled to a fee, which is
                  calculated daily and paid monthly, at an annual rate of .05% of the average daily net assets of the money market portfolios of the Trust that are advised by WPGA up to $500 million; .04% of such assets from $500 million to $1 billion; and .03% of such assets over $1 billion. Such fees are allocated daily among these money market portfolios on the basis of their relative net assets. For the fiscal year ended August 31, 1995, the Portfolio paid WPGA an advisory fee, after waivers, of .04% of its average daily net assets.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan," "Class B Plan," "Class C Plan," and, collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

                     Each Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for each Portfolio is set at an annual rate of .08% for the Pennsylvania Municipal Portfolio and .07% for the Pennsylvania Tax-Free Portfolio.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                    The Class B and C Plans for the Pennsylvania Tax Free
                  Portfolio, in addition to providing for the reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% and 50%, respectively of the Portfolio's average daily net assets attributable to Class B and C shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class B or C Plans, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this additional compensation payment under the Class B Plan at a rate of .25% of the Portfolio's average daily net assets, on an annualized basis, attributable to such Class shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES ______________________________________________________________________

                  Financial institutions may acquire shares of each Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of either Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of each Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to a specified time on any Business Day for the order to be accepted on that Business Day; the specified time is 2:00 p.m., Eastern time for the Money Market Portfolio and the close of trading on the New York Stock Exchange (presently 4:00 p.m., Eastern time) for the Fixed Income Portfolio. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed for the Money Market Portfolio and on the next Business Day following the day the order is placed for the Fixed Income Portfolio.

                     Purchases will be made in full or fractional shares of
                  the Fixed Income Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The purchase price of shares of the Money Market Portfolio is expected to remain constant at $1.00.

                  The net asset value per share of each Portfolio is determined by dividing the total value of its investments and other assets, less any liability, by the total outstanding shares of the Portfolio. The Money Market Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined on each Business Day as of 2:00 p.m., Eastern time for the Money Market Portfolio and as of the close of trading on the New York Stock Exchange (presently 4:00 p.m., Eastern time) for the Fixed Income Portfolio.

                     Although the methodology and procedures for determining
                  net asset value per share are identical for all classes of a Portfolio, the net asset value per share of one class of the Fixed Income Portfolio may differ from that of another class because of the different distribution fees charged to each class. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.
                     The market value of each portfolio security is obtained
                  by the Manager from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the most recently quoted bid price on each Business Day.
                     Shareholders who desire to redeem shares of a Portfolio
                  must place their redemption orders with the Transfer Agent prior to the calculation of net asset value on any Business Day in order to be effective on that day. Otherwise, the redemption orders will be effective on the next Business Day. Payment for redemption orders from the Fixed Income Portfolio will be made as promptly as possible and, in any event, within five Business Days after the redemption order is received. Payment for redemption orders from the Money Market Portfolio received before the calculation of net asset value will be made the same day by transfer of federal funds. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of an effective redemption order. Financial institutions which redeem shares for the accounts of their customers may impose their own procedures and cut-off times for receipt of redemption requests directed through the financial institution.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, the Money Market Portfolio may advertise its "current yield" and "effective yield," and the Fixed Income Portfolio may advertise its yield and total return. Each Portfolio may also advertise a "tax equivalent yield." These figures are based on historical earnings and are not intended to indicate future performance.

                     The "current yield" of the Money Market Portfolio refers
                  to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                     The yield of the Fixed Income Portfolio refers to the
                  annualized income generated by a hypothetical investment, in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment.

                     The total return of the Fixed Income Portfolio refers to
                  the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The "tax equivalent yield" is calculated by determining
                  the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of a Portfolio's yield, assuming certain tax brackets for a shareholder of the Money Market Portfolio.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fixed Income Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Fixed Income Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fixed Income Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The Fixed Income Portfolio may quote various measures of
                  volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares will normally be higher
                  than that on Class B or Class C shares because of the additional distribution and transfer agent expenses charged to Class B or Class C shares.

TAXES __________________________________________________________________________
                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.
                  No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolios may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     Each Portfolio is treated as a separate entity for federal
each Portfolio    income tax purposes and is not combined with the Trust's
                  other portfolios. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     Each Portfolio intends to distribute substantially all of
Distributions     its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay
                  "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.
                     Any dividends paid out of income realized by a Portfolio
                  on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of a Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                    Dividends declared by a Portfolio in October, November or
                  December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. Each Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolios may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                     Each Portfolio will report annually to its shareholders
                  the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     Each Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale or redemption of any Portfolio's shares is a
                  taxable transaction to the shareholders.

State Taxes       Distributions paid by a Portfolio to shareholders will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Portfolio from its investments in
                  (i) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board of agency created by the Commonwealth of Pennsylvania or any public authority created by such political subdivision, and (ii) obligations of the United States, the interest and gains from which are statutorily free from state taxation in the Commonwealth or the United States. Distributions by a Portfolio to a Pennsylvania resident that are attributable to most other sources will not be exempt from the Pennsylvania personal income tax or (for residents of Philadelphia) the Philadelphia School District investment net income tax.
                  Distributions paid by a Portfolio which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax.
                     Shares purchased as an investment in a Portfolio are
                  exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Portfolio's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

                     Each Portfolio intends to invest primarily in obligations
                  that produce interest exempt from federal and Pennsylvania taxes. If a Portfolio invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Portfolio's distributions will be subject to Pennsylvania personal income tax.

                     Shareholders should consult their tax advisers concerning
                  the state and local consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 15, 1982. The
                  Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolios, the Trust consists of the following portfolios: Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt
                  Portfolio, Intermediate-Term Municipal Portfolio, Kansas Tax
                  Free Income Portfolio, Bainbridge Tax Exempt Portfolio,
                  California Intermediate-Term Municipal Portfolio and New
                  York Intermediate-Term Municipal Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         The net investment income (exclusive of capital gains) of
                  each Portfolio is distributed in the form of dividends. The
                  Money Market Portfolio declares dividends daily, and shareholders of record at the close of each Business Day will be entitled to receive that day's dividend. The Money
                  Market Portfolio pays dividends on the first Business Day of each month. The Fixed Income Portfolio declares dividends periodically, and shareholders of record on the last record date of each period will be entitled to receive the periodic dividend distribution, which is generally paid on the 10th
                  Business Day of the following month. If any net capital gains are realized by either Portfolio, they will be distributed annually. Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least
                  15 days prior to the distribution.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS
AND RISK FACTORS _______________________________________________________________
                  The following is a description of certain of the permitted investments for the Portfolios, and the associated risk factors:

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. They are issued by banks and
                  savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.


                  Commercial Paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which a Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by a Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses.............   2
Financial Highlights..................   3
The Trust.............................   4
Investment Objectives and Policies....   4
General Investment Policies...........   6
Risk Factors..........................   7
Investment Limitations................   8
The Manager and Shareholder Servicing
Agent.................................   9
The Advisers..........................   9
Distribution..........................  10
Purchase and Redemption of Shares.....  12
Performance...........................  14
Taxes.................................  15
General Information...................  17
Description of Permitted Investments
and Risk Factors......................  19

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of the Trust's Intermediate-Term Municipal Portfolio (the "Portfolio"), a fixed income portfolio.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT IN-VESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

------------------------------------------------------
Management/Advisory Fees (after fee waivers) /1/  .40%
12b-1 Fees /2/                                    .08%
Other Expenses                                    .07%
------------------------------------------------------
Total Operating Expenses (after fee waivers) /3/  .55%
------------------------------------------------------

1 The Manager and Adviser have waived, on a voluntary basis, a portion of their fees, and the Management/Advisory fees shown reflect these voluntary waivers. The Manager and Adviser reserve the right to terminate their waivers at any time in their sole discretion. Absent such waiver, the Management/Advisory fees for the Portfolio would be .57%.
2 The 12b-1 fees shown effect the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by Class A shares of the Portfolio are .30%.

3 Absent the voluntary fee waivers described above, Total Operating Expenses for Class A shares of the Portfolio would be .72%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in Class A shares of the
Portfolio would pay the following ex-
penses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption
at the end of each time period:

                                                  1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                  ----- ------ ------ -------
                                                   $ 6   $18    $31     $69
--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the table and this example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio's Class A shares. A person who purchases shares through a financial institution may be charged separate fees by that institution. The Portfolio also offers Class D shares, which are subject to the same expenses except that Class D shares bear different distribution and transfer agent costs and are subject to a sales load. Additional information may be found under "The Manager and Shareholder Servicing Agent", "Distribution" and "The Adviser".

Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  Net Realized
                   Investment                                         and
            Net    Activities           Distributions              Unrealized
           Asset   ---------- ---------------------------------- Gain (Loss) on     Net                  Net      Ratio of
          Value,      Net        Net       Net                    Investments   Asset Value,         Assets, End  Expenses
         Beginning Investment Investment Realized      Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
-----------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-----------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995     $10.36     $0.52      $(0.52)       --      $(0.52)        $0.23         $10.59    7.53%    $ 95,675     0.55%
 1994      10.84      0.49       (0.49)  $ (0.06)      (0.55)        (0.42)         10.36    0.65%     127,509     0.53%
 1993      10.49      0.49       (0.50)    (0.02)      (0.52)         0.38          10.84    8.62%     122,649     0.55%
 1992      10.20      0.56       (0.54)    (0.01)      (0.55)         0.28          10.49    8.56%      63,210     0.55%
 1991       9.98      0.61       (0.63)       --       (0.63)         0.24          10.20    8.82%      36,699     0.55%
 1990(2)   10.01      0.38       (0.37)       --       (0.37)        (0.04)          9.98    3.44%+     12,781     0.55%*
 FOR THE YEAR ENDED JANUARY 31,:
 1990(1)   10.00      0.21       (0.16)   (0.002)      (0.16)        (0.04)         10.01    1.72%+      9,106     0.56%*
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
------------------------------------------------------
-----------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-----------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.72%      4.96%      4.79%      36.05%
 1994       0.71%      4.65%      4.47%      58.39%
 1993       0.69%      4.79%      4.65%      63.04%
 1992       0.71%      5.56%      5.40%      61.56%
 1991       0.78%      6.18%      5.95%     111.82%
 1990(2)    0.90%*     6.63%*     6.28%*     63.45%
 FOR THE YEAR ENDED JANUARY 31,:
 1990(1)    1.36%*     5.80%*     5.00%*    352.00%
------------------------------------------------------
------------------------------------------------------

 * Annualized.

 + Return is for period indicated and has not been annualized.
 1 The Intermediate-Term Municipal Portfolio commenced operations on September
   5, 1989.
 2 In August 1990, the Trustees changed the fiscal year end of the Trust from January 31 to August 31.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. The Trust offers units of beneficial interest ("shares") in separate investment portfolios. This prospectus offers Class A shares of the Trust's Intermediate-Term Municipal Portfolio (the "Portfolio"). Shares in the Portfolio may also be purchased through the Portfolio's Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVE AND
POLICIES _________________________________________________________________

                  The Portfolio's investment objective is to seek the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment grade municipal securities. However, the Portfolio's income might not be as high as it would be if the Portfolio had minimum investment rating requirements lower than those discussed below. There can be no assurance that the Portfolio will be able to achieve its investment objective.

                     The Portfolio invests at least 80% of its net assets in
                  municipal securities the interest of which is exempt from federal income taxes (collectively "Municipal Securities"), based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. Under normal conditions, the Portfolio will invest at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax. Although the Adviser has no present intention of doing so, the up to 20% of all assets in the Portfolio can be invested in taxable debt securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the Adviser are not available for purchase.
                     The market value of the Portfolio's fixed income
                  investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.

                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds rated A or better by

                  Standard and Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), and the Portfolio may invest up to 10% of its total assets in municipal bonds rated BBB by S&P or Baa by Moody's; (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Municipal obligations owned by the Portfolio which become less than the prescribed investment quality shall be sold at a time when, in the judgment of the Adviser, it does not substantially impact the market value of the Portfolio.

                     The Adviser will not invest more than 25% of Portfolio
                  assets in (a) municipal securities whose issuers are located in the same state, (b) municipal securities the interest on which is derived from revenues of similar type projects, or
                  (c) municipal securities subject to the alternative minimum tax. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities, or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested.
                     The Portfolio will maintain a dollar-weighted average
                  portfolio maturity of three to ten years. However, when the Adviser determines that market conditions so warrant, the Portfolio can maintain an average weighted maturity of less than three years.

GENERAL
INVESTMENT
POLICIES ______________________________________________________________________

                  The Portfolio may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Portfolio has no present intention to invest in repurchase agreements or purchase securities subject to the alternative minimum tax. The Portfolio will not invest more than 15% of its net assets in illiquid securities.
                     The taxable securities in which the Portfolio may invest
                  consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities whether or not backed by the full faith and credit of the U.S. Government; instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of such obligations.
                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest; notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong and commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities and any security guaranteed thereby) if, as a result, more than 5% of the total assets of the Portfolio (based on fair market value at time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                     The foregoing percentage limitations will apply at the
                  time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND
SHAREHOLDER
SERVICING AGENT________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .39% of the average daily net assets of the Portfolio. In addition, the Manager and Adviser have voluntarily agreed to waive a portion of their fees proportionately in order to limit total operating expenses of the Class A shares of the Portfolio to not more than .55% of the Portfolio's average daily net assets attributable to Class A shares, on an annualized basis. Each of the Manager and the Adviser reserves the right, in its sole discretion, to terminate its waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .27% of its average daily net assets.

THE ADVISER_____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") acts as the Portfolio's investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. At September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     Arthur L. Schwarz and S. Blake Miller, CFA, have acted as
                  the portfolio managers for the Portfolio since its inception. Mr. Schwarz, Principal of WPG and Director of WPG's Tax Exempt Fixed Income group, has been associated with the Tax Exempt Fixed Income group since 1988 and its predecessor since 1980. Mr. Miller, an Associate Principal of WPG, has been associated with WPG's Tax Exempt Fixed Income group since 1988 and its predecessor since 1986.
                     For its services, the Adviser is entitled to a fee, which
                  is calculated daily and paid monthly, at an annual rate of .18% of the combined average daily net assets of the non-money market portfolios of the Trust advised by the Adviser up to $150 million, and

                  .16% of such assets in excess of $150 million. Such fees are allocated daily among these portfolios on the basis of their relative net assets. The Adviser has voluntarily agreed to waive a portion of its fee, as described under "The Manager and Shareholder Servicing Agent." For the fiscal year ended August 31, 1995, the Portfolio paid advisory fees, after waivers, of .13% of its relative net assets.

DISTRIBUTION____________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan," "Class C Plan," "Class B Plan" and "Class D Plan") pursuant to Rule 12b-1 under the 1940 Act.

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of the Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .08%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION OF
SHARES_________________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days").
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Distributor prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the date the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholders to accept such purchase order.

                     Purchases will be made in full and fractional shares of
                  the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust plus, in the case of Class D Shares of the Portfolio, the applicable sales load. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liability, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on each Business Day. Although the methodology and procedures for determining net asset value per share are identical for all classes of the Portfolio, the net asset value of one class may differ from that of another class because of the different distribution fees charged to each class and the incremental transfer agent fees charged to Class D Shares.
                     The market value of each security is obtained by the
                  Manager from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the most recently quoted bid price on each Business Day.

                     Investors who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within five Business Days after the redemption order is received.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE_____________________________________________________________________

                  From time to time, the Portfolio may advertise yield, tax equivalent yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance.

                     The yield of the Portfolio refers to the annualized
                  income generated by a hypothetical investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. A tax equivalent yield is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The total return of the Portfolio refers to the average
                  compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares will normally be higher
                  than that on the Class D Shares of the Portfolio because of the imposition of a sales charge and additional distribution and transfer agent expenses charged to Class D Shares.

TAXES___________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                  Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                  Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares. The Portfolio will report annually to its shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.

                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale, exchange, or redemption of any Portfolio's
                  shares is a taxable transaction to the shareholder.

                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ___________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 15, 1982. The
                  Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt
                  Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free
                  Income Portfolio, Bainbridge Tax Exempt Portfolio,
                  California Intermediate-Term Municipal Portfolio, New York
                  Intermediate-Term Municipal Portfolio, and Pennsylvania Tax
                  Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Shareholders of record on the last record date of each period will be entitled to receive the periodic dividend distribution, which is generally paid on the 10th Business Day of the following month. If any net capital gains are realized, they will be distributed by the Portfolio annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on Class D shares because of the additional distribution and transfer agent expenses charged to Class D shares.


Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS___________________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:


Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.


Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses..................................................    2
Financial Highlights.......................................................    3
The Trust..................................................................    4
Investment Objective and Policies..........................................    4
General Investment Policies................................................    5
Investment Limitations.....................................................    6
The Manager and Shareholder Servicing Agent................................    7
The Adviser................................................................    7
Distribution...............................................................    8
Purchase and Redemption of Shares..........................................    9
Performance................................................................   10
Taxes......................................................................   11
General Information........................................................   13
Description of Permitted Investments and Risk Factors......................   14

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A and Class B shares of the Trust's Kansas Tax Free Income Portfolio (the "Portfolio"), a fixed income portfolio.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT IN-VESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                 CLASS A CLASS B
----------------------------------------------------------------
Management/Advisory Fees (after fee waiver) /1/   .15%    .15%
12b-1 Fees                                        .00%    .30%
Other Expenses                                    .06%    .06%
----------------------------------------------------------------
Total Operating Expenses (after fee waiver) /2/   .21%    .51%
----------------------------------------------------------------

1 The Adviser has waived, on a voluntary basis, a portion of its fee, and the Management/Advisory fee shown reflect these voluntary waivers. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the Management/Advisory fee would be .45% for both Class A and Class B shares of the Portfolio.
2 Absent the Adviser's voluntary fee waiver. Total Operating Expenses would be .51% and .81%, respectively, for Class A and Class B shares of the Portfolio.

EXAMPLE

-------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                    ----- ------ ------ -------
                                           Class A   $ 2   $ 7    $12     $27
                                           Class B    $5   $16    $29     $64
-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio's Class A and Class B shares. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent", "Distribution" and "The Adviser".
Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen, L.L.P., independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen, L.L.P., in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.


FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD**

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
--------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
================================
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995     $10.47     $0.57      $(0.57)       --     $(0.57)        $0.16         $10.63     7.23%    $65,834      0.21%
 1994      10.91      0.57       (0.57)   $(0.02)     (0.59)        (0.42)         10.47     1.41%     62,346      0.21%
 1993      10.50      0.58       (0.58)    (0.05)     (0.63)         0.46          10.91    10.38%     58,197      0.21%
 1992      10.13      0.60       (0.59)    (0.01)     (0.60)         0.37          10.50     9.78%     45,609      0.22%
 1991(1)   10.00      0.42       (0.37)       --      (0.37)         0.08          10.13     5.12%+    29,242      0.31%*
===========================================================================================================================

                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
---------------------------------------------------------------------------------------------------------------------------
--------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
================================
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.51%      5.47%      5.17%     17.60%
 1994       0.54%      5.36%      5.03%     10.57%
 1993       0.51%      5.56%      5.26%     23.04%
 1992       0.52%      5.87%      5.57%     12.69%
 1991(1)    0.61%*     5.85%*     5.55%*    21.82%
===========================================================================================================================

 * Annualized.
** The Trust has not previously offered Class B shares of the Portfolio.
 + Return is for period indicated and has not been annualized.
 1 The Kansas Tax Free Income Portfolio commenced operations on December 10,
   1990.

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This prospectus offers Class A and Class B shares of the Trust's Kansas Tax Free Income Portfolio (the "Portfolio"). Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVE AND
POLICIES _______________________________________________________________________

                  The Portfolio's investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. There can be no assurance that this investment objective will be met.

                     Under normal conditions the Portfolio will invest at
                  least 80% of its net assets in municipal obligations which produce interest that is, in the opinion of bond counsel, exempt from federal income tax (collectively "Municipal Securities"). This investment policy is a fundamental policy of the Portfolio. At least 65% of the Portfolio's total assets will be invested in municipal obligations which are exempt from Kansas state income taxes. The remainder of the Portfolio may be invested in municipal obligations of other states. Under normal conditions, the Portfolio will also invest at least 80% of its net assets in securities the income tax from which is not subject to the alternative minimum tax. Although it has no present intention of doing so, the Portfolio may invest up to 20% of its assets in taxable securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the INTRUST, N.A., the Portfolio investment adviser (the "Adviser") are not available for purchase.
                     The market value of the Portfolio's fixed income
                  investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.
                     The Portfolio will maintain a dollar-weighted average
                  portfolio maturity of seven years to twelve years. However, when the Adviser determines that the market conditions so warrant, the Portfolio can maintain an average weighted maturity of less than seven years.
                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or, if not rated, are of comparable quality as determined by the
                  Adviser: (i) municipal bonds rated A or better by Standard and Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), and a maximum of 10% of the Portfolio's total assets in municipal bonds rated BBB by S&P or Baa by Moody's; (ii) municipal notes rated at least SP-2 by S&P or MIG-2 or V-MIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  The Portfolio may invest in variable and floating rate
                  obligations, may purchase securities on a "when-issued"
                  basis, and reserves the right to engage in standby
                  commitments. The Portfolio may also purchase other types of tax exempt instruments as long as they are of a quality
                  equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Portfolio has no present intention to invest in repurchase agreements. The
                  Portfolio will not invest more than 10% of its total assets in securities which are considered to be illiquid.
                     The taxable instruments in which the Portfolio may invest
                  consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or
                  instrumentalities whether or not backed by the full faith
                  and credit of the U.S. Government; certificates of deposit, bankers acceptances and time deposits of U.S. commercial
                  banks or savings and loan institutions (not including
                  foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the
                  Federal Deposit Insurance Corporation or the Federal Savings
                  and Loan Insurance Corporation and which have total assets of $1 billion or more as shown on their last published
                  financial statements at the time of investment; and
                  repurchase agreements involving any of the foregoing
                  obligations.
Kansas Risk       Under normal conditions, the Portfolio will be primarily
Factors           invested in municipal obligations which produce income which is exempt from federal and Kansas state income taxes.
                  Accordingly, the Portfolio will have considerable investments in Kansas municipal obligations. As a result, the Portfolio will be more susceptible to factors which adversely affect issuers of Kansas obligations than a mutual fund which does not have as great a concentration in the municipal obligations of one particular state.

                     An investment in the Portfolio will be affected by the
                  many factors that affect the financial condition of the State of Kansas; for example, financial difficulties of Kansas, its counties, municipalities and school districts. See "Additional Considerations Relating to Kansas Municipal Securities" in the Statement of Additional Information.
                     Municipal notes rated SP-2 by S&P have satisfactory
                  capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory and commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.
                  The Portfolio may not:

                  1. Purchase securities of any issuer (except the securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's assets.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND
SHAREHOLDER
SERVICING AGENT________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .15% of the average daily net assets of the Portfolio. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .15% of its average daily net assets.

THE ADVISER_____________________________________________________________________

                  INTRUST Bank, N.A. in Wichita, formerly First National Bank in Wichita (the "Adviser"), serves as the Portfolio's investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a majority-owned subsidiary of INTRUST
                  Financial Corporation (formerly First Bancorp of Kansas), a bank holding company. The Adviser is a national banking association which provides a full range of banking and trust services to clients. As of September 30, 1995 total assets
                  under management were approximately $ .    billion. The
                  principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.
                     Michael Colgan, Vice President and Trust Investment
                  Officer for the Adviser since 1985, has managed the portfolio of the Kansas Tax Free Income Portfolio since December 1991.

                     The Adviser is entitled to a fee, which is calculated
                  daily and paid monthly, at an annual rate of .30% of the average daily net assets of the Portfolio. The Adviser may waive its fee, in its discretion, for competitive purposes. In addition, the Adviser has voluntarily agreed to waive a portion of its fee to limit the total operating expenses to not more than .21% of the average daily net assets for Class A and no more than .51% of the average daily net assets for Class B on an annualized basis. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid advisory fees, after waivers, of .00% of its relative net assets.
                     The Glass-Steagall Act restricts the securities
                  activities of national banks such as INTRUST Bank, N.A. but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

DISTRIBUTION____________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     Each Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .00%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class B Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% of the Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES_______________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Day"). However, money market fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the date the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust and/or shareholders to accept such purchase order.
                     Purchases will be made in full and fractional shares of
                  the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liability, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on each Business Day.

                     The market value of each security is obtained by the
                  Manager from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the most recently quoted bid price on each Business Day.
                     Shareholders who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within five Business Days after the redemption order is received.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE_____________________________________________________________________

                  From time to time, the Portfolio may advertise yield, total return and tax equivalent yield. These figures will be based on historical earnings and are not intended to indicate future performance.

                     The yield of the Portfolio refers to the annualized
                  income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. The tax equivalent yield is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The total return of the Portfolio refers to the average
                  compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares will normally be higher
                  than that on Class B shares because of the additional distribution expenses charged to Class B shares.

TAXES___________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                  Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                  Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.

                  The Portfolio will report annually to its shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale or redemption of any Portfolio's shares is a
                  taxable transaction to the shareholder.

State Taxes       The Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolio to Shareholders and the ownership of shares may be subject to state and local taxes.
                     A portion of dividends exempt from federal income tax may
                  be subject to Kansas income tax for investors who are Kansas residents.
                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ___________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 15, 1982. The
                  Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Intermediate-Term Municipal
                  Portfolio, Tax Free Portfolio, Institutional Tax Free
                  Portfolio, California Tax Exempt Portfolio, Pennsylvania
                  Municipal Portfolio, Bainbridge Tax Exempt Portfolio,
                  California Intermediate-Term Municipal Portfolio, New York
                  Intermediate-Term Municipal Portfolio, and Pennsylvania Tax
                  Free Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Shareholders of record on the last record date of each period will be entitled to receive the periodic dividend distribution, which is generally paid on the 10th Business Day of the following month. If any net capital gains are realized, they will be distributed by the Portfolio annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.
                     The dividends on Class A shares are normally higher than
                  on Class B shares of the Portfolio because of the additional distribution expenses charged to Class B shares.


Counsel and       Morgan, Lewis & Bockius, LLP serves as counsel to the Trust.
Independent       Arthur Andersen, L.L.P. serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS___________________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:


Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.


When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses..................................................    2
Financial Highlights.......................................................    3
The Trust..................................................................    4
Investment Objective and Policies..........................................    4
General Investment Policies................................................    5
Investment Limitations.....................................................    6
The Manager and Shareholder Servicing Agent................................    6
The Adviser.................................................................   7
Distribution................................................................   7
Purchase and Redemption of Shares...........................................   9
Performance.................................................................  10
Taxes.......................................................................  11
General Information.........................................................  13
Description of Permitted Investments and Risk Factors.......................  15

SEI TAX EXEMPT TRUST

DECEMBER 31, 1995
--------------------------------------------------------------------------------
NEW YORK INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it on file for future reference.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified and non-diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of the Trust's New York Intermediate-Term Municipal Portfolio (the "Portfolio"), a fixed income portfolio.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT IN-VESTED.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

------------------------------------------------------
Management/Advisory Fees (after fee waivers) /1/  .12%
12b-1 Fees /2/                                    .08%
Other Expenses                                    .35%
------------------------------------------------------
Total Operating Expenses (after fee waivers) /3/  .55%
------------------------------------------------------

1 The Manager and Adviser have waived, on a voluntary basis, a portion of their fees, and the Management/Advisory fees shown reflect these voluntary waivers. The Manager and Adviser reserve the right to terminate their waivers at any time in their sole discretion. Absent such waiver, the Management/Advisory fees for the Portfolio would be .57%.
2 The 12b-1 fees shown effect the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fees payable by Class A shares of the Portfolio are .30%.

3 Absent the voluntary fee waivers described above, Total Operating Expenses for Class A shares of the Portfolio would be 1.00%.

EXAMPLE
--------------------------------------------------------------------------------
An investor in Class A shares of the
Portfolio would pay the following
expenses on a $1,000 investment
assuming (1) 5% annual return and
(2) redemption at the end of each
time period:

                                                    1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                    ----- ------ ------ -------
                                                     $ 6   $18    $31     $69
--------------------------------------------------------------------------------

"Other Expenses" is based on estimated amounts for the current fiscal year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the table and this example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio's Class A shares. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Manager and Shareholder Servicing Agent", "Distribution" and "The Adviser".
Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

THE TRUST ______________________________________________________________________

SEI Tax Exempt Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified and non-diversified investment portfolios. This prospectus offers Class A shares of the Trust's New York Intermediate-Term Municipal Portfolio (the "Portfolio"). Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVE AND
POLICIES _______________________________________________________________________

                  The investment objective of the Portfolio is a high level of current income, exempt from both federal and New York state personal income taxes, consistent with the preservation of principal. There can be no assurance that the Portfolio will be able to achieve its investment objective.

                     It is a fundamental policy of the Portfolio to invest,
                  under normal conditions, at least 80% of its net assets in municipal securities that produce interest that, in the opinion of bond counsel to the issuers, is exempt from federal income tax (collectively, "Municipal Securities") and is not a preference item for purposes of the alternative minimum tax. Under normal conditions, at least 65% of the Portfolio's assets will be invested in municipal obligations the interest on which is exempt from New York state personal income tax. These include municipal obligations issued by the State of New York and its political subdivisions or any agency or instrumentality of either of the foregoing, and municipal obligations issued by territories or possessions of the United States. The Portfolio may invest, under normal conditions, up to 20% of its net assets in (1) Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax (although the Portfolio has no present intention of investing in such securities) and (2) taxable investments. In addition, for temporary defensive purposes when its investment adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in municipal obligations of states other than New York or taxable money market instruments (including repurchase agreements, U.S. Treasury securities and instruments of certain U.S. commercial banks or savings and loan institutions).
                     The Portfolio may purchase the following types of
                  municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality as determined by the
                  Adviser: (i) municipal bonds rated BBB or better by Standard and Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); (ii) municipal notes and certificates of participation which are rated at least SP-2 by S&P or MIG-2 or VMIG-2 by Moody's; and (iii) tax-exempt commercial paper rated at least A-2 by S&P or Prime-2 by Moody's.

                     The Portfolio will not invest more than 25% of assets in
                  municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.
                     Normally, the Portfolio will maintain a dollar-weighted
                  average portfolio maturity of five to ten years; however, under certain circumstances this average weighted maturity may fall below five years. There are no restrictions on the maturity of any single instrument in which this Portfolio may invest. The Portfolio's annual portfolio turnover rate is expected to be less than 100% under normal circumstances.
                     The Portfolio currently contemplates that it will not
                  invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Risk Factors."

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  The Portfolio may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Portfolio will not invest more than 15% of its net assets in illiquid securities.
                     The taxable money market instruments in which the
                  Portfolio may invest consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.

                     Municipal notes rated SP-2 by S&P have satisfactory
                  capacity to pay principal and interest; notes rated MIG-2 or VMIG-2 by Moody's are considered to be of high quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). Capacity for timely payment on commercial paper with the S&P designation of A-2 is satisfactory and commercial paper issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

RISK FACTORS ___________________________________________________________________

Fixed Income      The market value of the Portfolio's fixed income investments
Securities        will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.
                  Changes in the value of these fixed income securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.
                  The Portfolio may invest in securities rated in the fourth highest category by S&P or Moody's; such securities, while still investment grade, are considered to have speculative characteristics.

New York Risk     Certain risks are inherent in the Portfolio's investments in
Factors           New York municipal securities. These risks result from (1)
                  amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities, (2) the general financial condition of the State of New York, and (3) a variety of New York laws and regulations that may affect, directly or indirectly, New
                  York municipal securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be impaired as a result.
                     The Portfolio's concentration in investments in New York
                  municipal securities involves greater risks than if their investments were more diversified. Because the Portfolio invests primarily in New York municipal securities, investors should consider that the Portfolio's yield and share price are sensitive to political and economic developments within the State of New York, and to the financial condition of the State, its public authorities, and political subdivisions, particularly the City of New
                  York. Both the State and the City are experiencing significant financial difficulties related to poor economic performance and recurring deficits. The State's credit standing has been, and could be further, reduced, and its ability to provide assistance to its public authorities and political subdivisions has been, and could be, further impaired. These may have the effect of impairing the ability of the issuers of New York municipal securities to pay interest on, or repay the principal of, such securities. A more complete description of these risks is contained in the Statement of Additional Information.

Non-              In addition to the risks, described above, arising from
Diversification   concentration, investment in the Portfolio, a non-
                  diversified mutual fund, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers. The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal
                  Revenue Code of 1986, as amended (the "Code"). In accordance with these requirements, the Portfolio will not invest more than 5% of its total assets in any one issuer; this limitation applies to 50% of the Portfolio's total assets.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.

                  The Portfolio may not:

                  1. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

                  2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings in excess of 5% of the Portfolio's total assets, will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND
SHAREHOLDER
SERVICING AGENT ______________________________________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .39% of the average daily net assets of the Portfolio. In addition, the Manager and Adviser have voluntarily agreed to waive a portion of their fees proportionately in order to limit total operating expenses of the Class A shares of the Portfolio to not more than .55% of the Portfolio's average daily net assets attributable to Class A shares, on an annualized basis. Each of the Manager and the Adviser reserves the right, in its sole discretion, to terminate its waiver at any time. As of August 31, 1995, the Portfolio had not commenced operations.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as the Portfolio's investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. At September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     S. Blake Miller, CFA, and Nancy J. Neiman act as the
                  portfolio managers for the Portfolio. Mr. Miller, an Associate Principal of WPG, has been associated with the Tax Exempt Fixed Income Group since 1988 and its predecessor since 1986. Ms. Neiman, an Associate Principal of WPG, has been associated with the Tax Exempt Fixed Income Group since 1988 and its predecessor since 1985.
                     For its services to the New York Intermediate-Term
                  Municipal Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .18% of the combined average daily net assets of the non-money market portfolios of the Trust advised by the Adviser up to $150 million, and .16% of such assets in excess of $150 million. Such fees are allocated daily among these portfolios on the basis of their relative net assets. The Adviser has voluntarily agreed to waive a portion of its fee, as described under "The Manager and Shareholder Servicing Agent." As of August 31, 1995, the Portfolio had not commenced operations.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of the Portfolio, on an annualized basis, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for each Portfolio is set at an annual rate of .08%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND
REDEMPTION OF
SHARES _________________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days").
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the date the order is placed. The Trust reserves the right to reject a purchase order when the Transfer Agent determines that it is not in the best interest of the Trust and/or shareholders to accept such purchase order.

                     Purchases will be made in full and fractional shares of
                  the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less any liability, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on each Business Day.
                     The market value of each security is obtained by the
                  Manager from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information), which approximates the securities' market value. The pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees. Portfolio securities for which market quotations are available are valued at the most recent quoted bid price on each Business Day.
                     Shareholders who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time) on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within five Business Days after the redemption order is received.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, the Portfolio may advertise yield, total return and tax equivalent yield. These figures will be based on historical earnings and are not intended to indicate future performance.

                     The yield of the Portfolio refers to the annualized
                  income generated by a hypothetical investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                     The total return of the Portfolio refers to the average
                  compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of the Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis.



                     The tax equivalent yield is calculated by determining the
                  rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.


                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of     The Portfolio intends to distribute substantially all of its
Distributions     net investment income (including net short-term capital
                  gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay exempt-interest dividends to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.
                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.
                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.
                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes.
                  Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.
                     The Portfolio will report annually to its shareholders
                  the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale, exchange, or redemption of any Portfolio's
                  shares is a taxable transaction to the shareholder.

State and Local   The Portfolio is not liable for any income or franchise tax
Taxes             in Massachusetts in it qualifies as a RIC for federal income tax purposes.
                     Exempt-interest dividends paid by the Portfolio that are
                  derived from interest on Municipal Securities issued by New
                  York State and the political subdivisions or any agency or instrumentality thereof or any territory or possession of the United States will be exempt from New York State and New
                  York City personal income taxes, but not corporate franchise taxes. Other dividends and distributions from other
                  Municipal Securities, U.S. Government obligations, taxable income and capital gains will not be exempt from New York
                  State and New York City taxes.
                     Shareholders should consult their tax advisers concerning
                  the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 15, 1982. The
                  Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt
                  Portfolio, Pennsylvania Municipal Portfolio, Kansas Tax Free
                  Income Portfolio, Massachusetts Intermediate-Term Municipal
                  Portfolio, Bainbridge Tax Exempt Portfolio, California
                  Intermediate-Term Municipal Portfolio Intermediate-Term
                  Municipal Portfolio, and Pennsylvania Tax Free Portfolio.
                  All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 E. Swedesford Road,
                  Wayne, Pennsylvania, 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Shareholders of record on the last record date of each period will be entitled to receive the periodic dividend distribution, which is generally paid on the 10th Business day of the following month. If any net capital gains are realized, they will be distributed by the Portfolio annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash.
                  Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.


Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

 Repurchase       Repurchase Agreements are agreements by which the Portfolio
 Agreements       obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............    2
The Trust............................    3
Investment Objective and Policies....    3
General Investment Policies..........    4
Risk Factors.........................    5
Investment Limitations...............    6
The Manager and Shareholder Servicing
Agent................................    7
The Adviser..........................    7
Distribution.........................    8
Purchase and Redemption of Shares....    9
Performance..........................   10
Taxes................................   11
General Information..................   13
Description of Permitted Investments
and Risk Factors.....................   14

PROSPECTUS

DECEMBER 31, 1995
--------------------------------------------------------------------------------

TAX FREE PORTFOLIO

--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-437-6016. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management company, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified and non-diversified portfolios of securities. The Tax Free Portfolio offers two classes of shares, Class A and Class D shares. Class D shares differ from Class A shares primarily in the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor), and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers Class D shares of the Trust's Tax Free Portfolio (the "Portfolio"), a money market portfolio.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 --------------------------------------------------------------------

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 --------------------------------------------------------------------

 ................................................................................

 TABLE OF
 CONTENTS

  Fund Highlights........................................................   2
  Portfolio Expenses.....................................................   4
  Your Account and Doing Business with Us................................   6
  Investment Objective and Policies......................................   9
  General Investment Policies............................................  10
  Investment Limitations.................................................  11
  The Manager and Shareholder Servicing Agent............................  12
  The Adviser............................................................  12
  Distribution...........................................................  13
  Performance............................................................  14
  Taxes..................................................................  15
  Additional Information About Doing Business with Us....................  17
  General Information....................................................  19
  Description of Permitted Investments and Risk Factors..................  21

 ................................................................................
HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol. [SYMBOL APPEARS HERE]

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Class D shares of the Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT       The Tax Free Portfolio seeks to preserve principal value and
OBJECTIVE AND    maintain a high degree of liquidity while providing current
POLICIES         income exempt from federal income taxes. See "Investment Ob-
                 jective and Policies" and "Description of Permitted
                 Investments and Risk Factors."

UNDERSTANDING
RISK The Portfolio invests in U.S. dollar denominated municipal securities, the interest on which is exempt from federal income taxes. The investment policies of the Portfolio en-tail certain risks and considerations of which an in-vestor should be aware. There can be no assurance that the Portfolio will achieve its investment objective. See "Investment Objective and Policies" and "Description of Permitted Investments and Risk Factors."

MANAGEMENT
PROFILE Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as the investment adviser of the Portfolio. The

                 Adviser and its parent provide investment management services of tax exempt securities. SEI Financial Manage-ment Corporation serves as the manager and shareholder servicing agent of the Trust (the "Manager"). DST Systems, Inc. ("DST") serves as transfer agent (the "Transfer Agent") and dividend disbursing agent for the Class D shares of the Trust. SEI Financial Services Company acts as distributor
                 ("Distributor") of the Trust's shares. See "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribu-tion."

 ................................................................................


[SYMBOL APPEARS HERE]    INVESTMENT
                         PHILOSOPHY

 Believing that no single investment adviser can deliver outstanding per-formance in every investment category, only those advisers who have distin-guished themselves within their areas of specialization are selected to ad-vise our mutual funds.

 ................................................................................

YOUR ACCOUNT     You may open an account with just $1,000 and make additional
AND DOING        investments with as little as $100. Redemptions of the
BUSINESS WITH    Portfolio's shares are made at net asset value per share. See
US               "Your Account and Doing Business With Us."

DIVIDENDS        Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information--Dividends."


INFORMATION/     For more information about Class D Shares, call 1-800-437-
SERVICE          6016.
CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Sales Load Imposed on Purchases (as a percentage of offering
 price)                                                                 None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
 offering price)                                                        None
Redemption Fees/1/                                                      None
----------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------

Management/Advisory Fees (after fee waiver)/2/                          .34%
12b-1 Fees (after fee waiver)/3/                                        .27%
Other Expenses                                                          .19%
----------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)/4/                          .80%
----------------------------------------------------------------------------

1 A charge, currently $10.00, is imposed on wires of redemption proceeds.

2 The Manager has waived, on a voluntary basis, a portion of its fees, and the Management/Advisory fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the Management/Advisory fee for the Class D shares of the Portfolio would be .40%.

3 The 12b-1 fees shown reflect the Portfolio's current 12b-1 budget for reimbursement of expenses and the Distributor's voluntary waiver of a portion of its compensatory fee. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. The maximum 12b-1 fees payable by Class D shares of the Portfolio are .55%.

4 Absent the voluntary fee waivers described above, Total Operating Expenses for Class D shares of the Portfolio would be .86%.

EXAMPLE
----------------------------------------------------------------------------

You would pay the following expenses
on a $1,000 investment in the Class D
shares assuming (1) 5% annual return
and (2) redemption at the end of each
time period:

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
                                                   $8   $26    $44     $99
----------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

A person that purchases shares through an account with a financial institution may be charged separate fees by the financial institution. The information set forth in the foregoing table and example relates only to the Class D shares (a class of shares of the Portfolio). The Portfolio also offers Class A shares, which are subject to the same expenses as the Portfolio's Class D shares except that Class A shares bear different distribution and transfer agent costs. Additional information may be found under "The Manager and Shareholder Servicing Agent", "Distribution", and "The Adviser".
Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A AND CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
-------------
TAX FREE PORTFOLIO
-------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.034    $(0.034)     --       $(0.034)         --          $1.00     3.48%   $  377,152     0.45%
 1994       1.00      0.022     (0.022)     --        (0.022)         --           1.00     2.20%      358,299     0.45%
 1993       1.00      0.022     (0.023)     --        (0.023)         --           1.00     2.29%      414,975     0.45%
 1992       1.00      0.033     (0.033)     --        (0.033)         --           1.00     3.32%      293,982     0.45%
 1991       1.00      0.047     (0.047)     --        (0.047)         --           1.00     4.81%      343,300     0.37%
 1990(1)    1.00      0.032     (0.032)     --        (0.032)         --           1.00     3.20%+     356,814     0.45%*
 FOR THE YEARS ENDED JANUARY 31,:
 1990       1.00      0.059     (0.059)     --        (0.059)         --           1.00     5.97%      464,389     0.54%
 1989       1.00      0.049     (0.049)     --        (0.049)         --           1.00     4.98%      790,629     0.46%
 1988       1.00      0.042     (0.042)     --        (0.042)         --           1.00     4.34%      938,484     0.53%
 1987       1.00      0.041     (0.041)     --        (0.041)         --           1.00     4.31%    1,143,083     0.56%
 1986       1.00      0.051     (0.051)     --        (0.051)         --           1.00     5.21%      503,891     0.57%
 1985       1.00      0.058     (0.058)     --        (0.058)         --           1.00     5.86%      263,325     0.58%
 CLASS D
 FOR THE YEAR ENDED AUGUST 31,:
 1995(2)   $1.00     $0.026    $(0.026)     --       $(0.026)         --          $1.00     2.68%+  $      272     0.80%*
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
------------------------------------------------------
-------------
TAX FREE PORTFOLIO
-------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.51%      3.43%      3.37%        --
 1994       0.53%      2.17%      2.09%        --
 1993       0.53%      2.24%      2.16%        --
 1992       0.55%      3.30%      3.20%        --
 1991       0.55%      4.70%      4.52%        --
 1990(1)    0.56%*     5.46%*     5.35%*       --
 FOR THE YEARS ENDED JANUARY 31,:
 1990       0.59%      5.90%      5.85%        --
 1989       0.58%      4.90%      4.78%        --
 1988       0.54%      4.20%      4.19%        --
 1987       0.56%      4.10%      4.10%        --
 1986       0.57%      5.10%      5.10%        --
 1985       0.60%      5.80%      5.78%        --
 CLASS D
 FOR THE YEAR ENDED AUGUST 31,:
 1995(2)    0.86%*     3.13%*     3.07%*       --
------------------------------------------------------
------------------------------------------------------

 *  Annualized
 +  Return is for the period indicated and has not been annualized.

 /1/In August 1990, the Trustees changed the fiscal year end of the Trust from January 31 to August 31.

 /2/The Tax Free Portfolio--Class D commenced operations on November 1, 1994.

 ................................................................................

[SYMBOL APPEARS HERE]    WHAT IS AN
                         INTERMEDIARY?

 Any entity, such
 as a bank, broker-dealer, other financial institution, as sociation or or-ganization which has entered into an arrangement with the Distributor to sell Class D shares to its customers.
 ..............................................................................


YOUR ACCOUNT AND DOING BUSINESS WITH US

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services
Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY,      Class D shares of the Portfolio may be purchased through
SELL AND         Intermediaries which provide various levels of shareholder
EXCHANGE         services to their customers. Contact your Intermediary for
SHARES THROUGH   information about the services available to you and for
INTERMEDIARIES   specific instructions on how to buy, sell and exchange shares.
                 To allow for processing and transmittal of orders to the Transfer Agent on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders. Certain
                 Intermediaries may charge customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.


HOW TO BUY       Application forms may be obtained by calling 1-800-437-6016.
SHARES FROM      Class D shares of the Portfolio are offered only to residents
THE              of states in which the shares are eligible for purchase.
DISTRIBUTOR

Opening an       You may buy Class D shares by mailing a completed application
Account          and a check (or other negotiable bank instrument or money
                 order) payable to "Class D Shares (Portfolio Name)". If you
By Check         send a check that does not clear, the purchase will be
                 canceled and you could be liable for any losses or fees incurred.

By Fed Wire      You may buy shares by Fed Wire by asking your bank
                 to transmit the funds to: United Missouri Bank of Kansas City, N.A., ABA #10-10-00695, for Account
                 #98-7060-100-1, Further credit: [Tax Free
                 Portfolio], Account Name, Account Number, or by calling 1-800-437-6016.

Automatic        You may systematically buy Class D shares through deductions
Investment       from your checking or savings accounts, provided these
Plan ("AIP")     accounts are maintained through banks which are part of the
                 Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum balance maintenance requirements.

 ................................................................................

[SYMBOL APPEARS HERE]    HOW DOES AN
                         EXCHANGE TAKE
                         PLACE?

 When making an exchange, you authorize the sale of your shares of one or more Portfolios in order to purchase the shares of another Portfolio. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.
 ................................................................................

EXCHANGING       Once payment for your shares has been received and accepted
SHARES           (i.e., an account has been established), you may exchange
When Can You     some or all of your shares for Class D shares of the Trust or
Exchange         of SEI Liquid Asset Trust, SEI Daily Income Trust, SEI
Shares?          International Trust and SEI Institutional Managed Trust ("SEI
                 Funds"). Exchanges are made at net asset value plus any applicable sales charge.

When Do Sales    SEI Funds' portfolios that are not money market
Charges Apply    portfolios currently impose a sales charge on Class D
to an            shares. If you exchange into one of these "non-money market"
Exchange?        portfolios, you will have to pay a sales charge on any portion of your exchanged Class D shares for which you have not previously paid a sales charge.

                    If you previously paid a sales charge on your Class D
                 shares, no additional sales charge will be assessed when you exchange those Class D shares for other Class D shares.

                    If you buy Class D shares of a "non-money market" fund and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange
                 privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you
                 exchange are those on which you have already paid a sales
                 charge. Sales charge waivers may also be available under
                 certain circumstances described in the SEI Funds'
                 prospectuses.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The
                 Trust also reserves the right to deny an exchange request
                 made within 60 days of the purchase of a "non-money market"
                 portfolio.
Requesting an    To request an exchange, you must provide proper instructions
Exchange of      in writing to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.
                    In the case of shares held "of record" by an Intermediary
                 but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

 ................................................................................

[SYMBOL APPEARS HERE]    WHAT IS A
                         SIGNATURE
                         GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.
 ................................................................................

HOW TO SELL      To sell your shares, a written request for redemption in good
SHARES THROUGH   order must be received by the Transfer Agent. Valid written
THE              redemption requests will be effective on receipt. All
DISTRIBUTOR      shareholders of record must sign the redemption request. The
                 Transfer Agent may require that the signatures on written
By Mail          requests be guaranteed.

                    For information about the proper form of redemption
                 requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the
                 Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.
By Telephone     You may sell your shares by telephone if you previously
                 elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application.

                 Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

Systematic       You may establish a Withdrawal systematic withdrawal plan
Plan ("SWP")     for an account with a $10,000 minimum balance. Under the plan, redemptions can be automatically processed from accounts
                 (monthly, quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

Check-Writing    Check-Writing Service is offered free of charge to Class D shareholders in the Portfolio. You may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears.

                    Because of the difficulty of determining in advance the
                 exact value of your account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.

 ................................................................................

[SYMBOL APPEARS HERE]    WHAT ARE
                         INVESTMENT
                         OBJECTIVES AND
                         POLICIES?

 Each Portfolio's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Portfolio invests.
 ................................................................................

INVESTMENT
OBJECTIVE AND
POLICIES ______________________________________________________________________

                 The investment objective of the Tax-Free Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. There can be no assurance that the Portfolio will be able to achieve its investment objective.

                    The Portfolio invests in U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions (collectively, "Municipal Securities"). At least 80% of the Portfolio's net assets will be invested in securities the interest on which is exempt from federal income taxes, based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio. Under normal conditions, the Portfolio will invest at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax.

                    The Portfolio may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating or, if not rated, are of comparable quality is determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds rated AA or better by Standard and Poor's Corporation ("S&P") or Aa or better by Moody's Investors Service, Inc. ("Moody's"); (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's.
                    The Adviser will not invest more than 25% of Portfolio
                 assets in municipal securities (a) whose issuers are located in the same state or (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories; public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.

                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. Moreover, in seeking to attain its investment objective the Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest.

                     Securities rated in the highest rating category (e.g., A-
                  1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                     Although the Portfolio is governed by Rule 2a-7, its
                  investment policies are more restrictive than those imposed by that Rule.

                     The Portfolio may invest in variable and floating rate
                  obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio will not invest more than 10% of its net assets in illiquid securities.
                     The Adviser has discretion to invest up to 20% of the
                  Portfolio's assets in taxable money market instruments (including repurchase agreements) and securities the interest on which is a preference item for purposes of the alternative minimum tax. However, the Portfolio generally intends to be fully invested in federally tax-exempt securities.
                     The taxable money market instruments in which the
                  Portfolio may invest consist of: U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, whether or not backed by the full faith and credit of the

                  U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of the foregoing obligations.
                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest and notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality. Bonds rated AA by S&P have a very strong capacity to pay interest and repay principal; bonds rated Aa by Moody's are judged to be of high quality by all standards. The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong; commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment.
                     For a description of the Portfolio's permitted
                  investments and ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS ___________________________________________________________________
                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio (based on current value at the time of investment) would be invested in the securities of such issuer provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

 ................................................................................

[SYMBOL APPEARS HERE]    INVESTMENT
                         ADVISER

 A Portfolio's investment adviser manages the investment activities and is responsible for the performance of the Portfolio. The adviser conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.
 ................................................................................

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT _______________________________________________________________

                 SEI Financial Management Corporation (the "Manager"), a wholly-owned subsidiary of SEI Corporation ("SEI") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and serves as the Trust's institutional transfer agent, dividend disbursing agent, and shareholder servicing agent.

                    For these services, the Manager is entitled to a fee,
                 which is calculated daily and paid monthly, at an annual rate of .36% of the average daily net assets of the Portfolio. The Manager has voluntarily waived a portion of its fees in order to limit the total operating expenses of the Class D shares of the Portfolio to not more than .80% of the Portfolio's average daily net assets attributable to Class D shares, on an annualized basis. The Manager reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                    For the fiscal year ended August 31, 1995, the Portfolio
                 paid management fees, after waivers, of .30% of its average daily net assets.

                    The Trust and DST Systems, Inc., 210 W. 10th Street,
                 Kansas City, Missouri, 64105 ("DST"), have entered into a separate transfer agent agreement, with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

THE ADVISER ____________________________________________________________________

                 Weiss, Peck & Greer Advisers, Inc., (the "Adviser") acts as the Portfolio's investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises and administersthe Portfolio's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.


                    The Adviser is a wholly-owned subsidiary ofWeiss, Peck &
                 Greer, L.L.C. ("WPG"), a limited liability company founded in 1970, and engages in investment management, venture capital management and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     For its services, the Adviser is entitled to a fee, which
                  is calculated daily and paid monthly, at an annual rate of .05% of the combined average daily net assets of the money market portfolios of the Trust that are advised by the Adviser up to $500 million, .04% of such assets from $500 million to $1 billion, and .03% of such assets in excess of $1 billion. Such fees are allocated daily among these portfolios based on their relative net assets. For the fiscal year ended August 31, 1995 the Portfolio paid advisory fees, after waivers, of .04% of its relative net assets.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each class of the Trust has adopted a distribution plan (the "Class A Plan" and "Class D Plan,"), pursuant to Rule 12b-1 under the 1940 Act.

                     The Class D Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .07%.

                      Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class D Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .25% of the Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the

                  Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this additional compensation payment under the Class D Plan at a rate of .20% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all shares of the Portfolio and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolio sold by such dealer.

PERFORMANCE ____________________________________________________________________


                  From time to time the Portfolio may advertise its "current yields," "effective yield," and "tax equivalent yield." These figures are based on historical earnings and are not intended to indicate future performance.

                     The "current yield" of the Portfolio refers to the income
                  generated by an investment in the Portfolio over a seven-day period which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.
                     A "tax equivalent yield" is calculated by determining the
                  rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds;

 ................................................................................

[SYMBOL APPEARS HERE]    TAXES

 You must pay taxes on your Portfolio's earnings, whether you take your payments in cash or additional shares.
 ................................................................................
 ................................................................................

[SYMBOL APPEARS HERE]    DISTRIBUTIONS

 The Portfolio distributes income dividends and capital gains. Income dividends represent the earnings from the Portfolio's investments; capital gains distributions occur when investments in the Portfolio are sold for more than the original purchase price.
 ................................................................................

                 (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                    The performance on Class D shares will normally be lower
                 than that on Class A shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

TAXES __________________________________________________________________________
                 The following summary of federal income tax consequences is based on current tax laws and regulations, which may be
                 changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the
                 Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific
                 questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
Tax Status of    The Portfolio is treated as a separate entity for
each             federal income tax purposes and is not combined with the
Portfolio:       Trust's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of    The Portfolio intends to distribute substantially all
Distributions:   of its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of the Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional Information.
                     Current federal tax law limits the types and volume of
                  bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements of the payment of "exempt-interest" dividends.

                     Any dividends paid out of income realized by the
                  Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gains whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.

                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.

                     Interest on indebtedness incurred or continued by a
                  shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares. The Portfolio will report annually to its shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.

                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for federal excise tax.

                     Each sale, exchange, or redemption of the Portfolio's
                  shares is a taxable transaction to the shareholder.

                     Shareholders should consult their tax advisers concerning
                  state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

 ................................................................................

[SYMBOL APPEARS HERE]    BUY, EXCHANGE AND
                         SELL REQUESTS ARE IN
                         "GOOD ORDER" WHEN:

 . The account number and portfolio name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present

 ................................................................................
ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US ________________________________________________________________________

Business Days    You may buy, sell or exchange shares on days on which the New
                 York Stock Exchange is open for business (a "Business Day").
                 However shares of the Portfolio cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. All purchase, exchange and redemption requests received in "good order" will be effective as of the Business
                 Day received by the Transfer Agent as long as the Transfer
                 Agent receives the order and, in the case of a purchase request, payment before 2:00 p.m., Eastern time. Otherwise the purchase will be effective when payment is received.
                 Broker-dealers may have separate arrangements with the Trust regarding the sale of Class D shares.
                    If an exchange request is for shares of a portfolio whose
                 net asset value is calculated as of a time earlier than 2:00 p.m., Eastern time, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum          The minimum initial investment in the Portfolio's Class D
Investments      shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized
                 pursuant to pre-approved payroll deduction plans). The Trust reserves the right to reject a purchase order when the
                 Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order.
Maintaining a    Due to the relatively high cost of handling small
Minimum          investments, the Portfolio reserves the right to redeem, at
Account          net asset value, the shares of any shareholder if, because of
Balance          redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount.
                 Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                     At various times, the Portfolio may receive a request to
                  redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value   An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent (the
                  "offering price"). The purchase price of shares is expected to remain constant at $1.00. No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on any Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer Agent of the redemption order.

How the Net       The net asset value per share of the Portfolio is determined
Asset Value is    by dividing the total market value of its investments and
Determined        other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio's
                  investments will be valued by the amortized cost method
                  described in the Statement of Additional Information.
                  Although the methodology and procedures for determining net asset value per share are identical for each class of the
                  Portfolio, the net asset value per share of one class may
                  differ from that of another class because of the different distribution fees and incremental transfer agent fees
                  charged to Class D shares.
Signature         The Transfer Agent may require that the signatures on the
Guarantees        written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot
                  guarantee signatures. The signature guarantee requirement
                  will be waived if all of the following conditions apply: (1)
                  the redemption is for not more than $5,000 worth of shares,
                  (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the
                  shareholder(s) at his or her address of record. The Trust
                  and the Transfer Agent reserve the right to amend these
                  requirements without notice.
Telephone/Wire    Redemption orders may be placed by telephone. Neither the
Instructions      Trust nor the Transfer Agent will be responsible for any
                  loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the

                  Transfer Agent will each employ reasonable procedures to
                  confirm that instructions communicated by telephone are
                  genuine, including requiring a form of personal
                  identification prior to acting upon instructions received by telephone and recording telephone instructions. If market
                  conditions are extraordinarily active, or other
                  extraordinary circumstances exist, and you experience
                  difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.
Systematic        Please note that if withdrawals exceed income dividends,
Withdrawal Plan   your invested principal in the account will be depleted.
("SWP")           Thus, depending upon the frequency and amounts of the
                  withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your
                  dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer
                  Agent.
How to Close      An account may be closed by providing written notice to the
your Account      Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         SEI Tax Exempt Trust (the"Trust") was organized as a
                  Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the
                  Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in the Portfolio through two separate classes: Class A and Class D, which provide for variation in distribution and transfer agent costs, voting rights, and dividends. This
                  Prospectus offers Class D shares of the Trust's Tax Free
                  Portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Institutional Tax Free
                  Portfolio, California Tax Exempt Portfolio, Intermediate-
                  Term Municipal Portfolio, Pennsylvania Municipal Portfolio,
                  Kansas Tax Free Income Portfolio, Massachusetts
                  Intermediate-Term Municipal Portfolio, California
                  Intermediate-Term Municipal Portfolio, Bainbridge Tax Exempt
                  Portfolio, New York Intermediate-Term Municipal Portfolio and Pennsylvania Tax Free Portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI
                  Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, Pennsylvania 19087 or by calling 1-800-437-6016. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under
                  which, as described above, certain companies provide
                  essential management services to the Trust.
Voting Rights     Each share held entities the shareholder of record to one
                  vote. The shareholders of each portfolio or class of the Trust will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least
                  10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Transfer
Inquiries         Agent, DST Systems, Inc., P.O. Box 419240, Kansas City,
                  Missouri, 64141-6240.
Dividends         The net investment income (exclusive of capital gains) of
                  the Portfolio is determined and declared on each Business
                  Day as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in cash or in additional shares at the discretion of the shareholder on the first Business Day of each month.
                  Currently, capital gains, if any, are distributed at the end of the calendar year.

                     The dividends on Class D shares of the Portfolio will
                  normally be lower than those on Class A shares because of the additional distribution and transfer agent expenses charged to Class D shares.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________
                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.
Municipal         Municipal Securities consist of (i) debt obligation issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.
                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date within a number of days from the date of purchase.
                  The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss in the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

PROSPECTUS

DECEMBER 31, 1995
--------------------------------------------------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-437-6016. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Tax Exempt Trust (the "Trust") is an open-end investment management compa-ny, certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified and non-diversi-fied portfolios of securities. The Intermediate-Term Municipal Portfolio, an investment portfolio of the Trust, offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the imposition of sales charges and the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor) and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers the Class D shares of the Trust's Intermediate-Term Municipal Portfolio (the "Portfolio") listed above.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT IN-VESTED.

 ..........................

 TABLE OF
 CONTENTS

  Fund Highlights..   2
  Portfolio
   Expenses........   4
  Financial
   Highlights......   5
  Your Account and
   Doing Business
   with Us.........   6
  Investment
   Objective and
   Policies........  10
  General
   Investment
   Policies........  11
  Investment
   Limitations.....  12
  The Manager and
   Shareholder
   Servicing Agent.  13
  The Adviser......  13
  Distribution.....  14
  Performance......  15
  Taxes............  16
  Additional
   Information
   About Doing
   Business with
   Us..............  18
  General
   Information.....  23
  Description of
   Permitted
   Investments and
   Risk Factors....  24

 ..........................

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol. (Symbol Appears Here)

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Class D shares of the Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT       The Intermediate-Term Municipal Portfolio seeks the highest
OBJECTIVE AND    level of income exempt from federal income taxes that can be
POLICIES         obtained, consistent with preservation of capital, from a
                 diversified portfolio of investment grade municipal securities. See "Investment Objective and Policies," "General
                 Investment Policies" and "Description of Permitted Investments and Risk Factors."

UNDERSTANDING    Shares of the Portfolio, like shares of any mutual fund, will
RISK             fluctuate in value and when you sell your shares, they may be worth more or less than what you paid for them. The Portfolio invests at least 80% of its assets in municipal securities the interest on which is exempt from federal income taxes, and that is not a preference item for purposes of the alternative minimum tax. The investment policies of the Portfolio entail certain risks and considerations of which an investor should be aware. The value of fixed income funds and the fixed income securities in which they invest tend to vary inversely with interest rates and may be affected by other market and economic factors as well. In addition, there can be no assurance that the Portfolio will achieve its investment objective. See
                 "Investment Objective and Policies" and "Description of
                 Permitted Investments and Risk Factors."

MANAGEMENT       Weiss, Peck & Greer Advisers, Inc. (the "Adviser") serves as
PROFILE          the investment adviser of the Portfolio. The Adviser and its parent provide investment management of tax-exempt securities. SEI Financial Management Corporation serves as the manager and shareholder servicing agent of the Trust (the
                 "Manager"). DST Systems, Inc. ("DST") serves as transfer agent (the "Transfer Agent") and dividend disbursing agent for the Class D shares of the Trust. SEI Financial Services
                 Company acts as distributor ("Distributor") of the Trust's shares. See "The Manager and Shareholder Servicing Agent,"
                 "The Adviser" and "Distribution."

 ...............................................................................

(Symbol      INVESTMENT
 Appears     PHILOSOPHY
 Here)

 Believing that no single investment adviser can deliver outstanding perfor-mance in every investment category, only those advisers who have distin-guished themselves within their areas of specialization are selected to advise our mutual funds.

 ................................................................................

YOUR ACCOUNT     You may open an account with just $1,000 and make additional
AND DOING        investments with as little as $100. Class D shares of the
BUSINESS WITH    Portfolio are offered at net asset value per share plus a
US               maximum sales charge at the time of purchase of 3.50%.
                 Shareholders who purchase higher amounts may qualify for a reduced sales charge. Redemptions of the Portfolio's shares are made at net asset value per share. See "Your Account and Doing Business with Us."

DIVIDENDS        The net investment income (exclusive of capital gains) of the
                 Portfolio is declared periodically and is paid as a dividend on the tenth Business Day of each month. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information--Dividends."

INFORMATION/     For more information about Class D shares, call 1-800-437-
SERVICE          6016.
CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
--------------------------------------------------------------------------------

                                                     INTERMEDIATE-TERM
                                                    MUNICIPAL PORTFOLIO
                                                    -------------------
Maximum Sales Load Imposed on Purchases                    3.50%
Maximum Sales Load Imposed on Reinvested Dividends          none
Redemption Fees /1/                                         none

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
-----------------------------------------------------------------------

Management/Advisory Fees (after fee waivers) /2/            .40%
12b-1 Fees (after fee waiver) /3/                           .33%
Other Expenses                                              .22%
-----------------------------------------------------------------------
Total Operating Expenses (after fee waivers) /4/            .95%
-----------------------------------------------------------------------

1 A charge, currently $10.00, is imposed on wires of redemption proceeds of the Portfolio's Class D shares.

2 The Manager and Adviser have waived, on a voluntary basis, a portion of their fees, and the Management/Advisory fees shown reflect these voluntary waivers. Each of the Manager and Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the Management/Advisory Fees for the Portfolio would be .57%.

3 The 12b-1 fees shown reflect the Portfolio's current 12b-1 budget for reimbursement of expenses and the Distributor's voluntary waiver of a portion of its compensatory fee. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. The maximum 12b-1 fees payable by Class D shares of the Portfolio are .60%.

4 Absent the voluntary fee waivers described above, Total Operating Expenses for Class D shares of the Portfolio would be 1.12%.

EXAMPLE
------------------------------------------------------------------------------

                                                   1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                   ----- ------ ------ -------
An investor would pay the following expenses on a
$1,000 investment assuming (1) imposition of the
maximum sales load, (2) 5% annual return and (3)
redemption at the end of each time period:          $44   $64    $86    $148
------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

A person who purchases shares through a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Portfolio's Class D shares (a class of shares of the Portfolio). The Portfolio also offers Class A shares which are subject to the same expenses, except there are no sales charges and different distribution and transfer agent costs. Additional information may be found under "The Manager and Shareholder Servicing Agent," "Distribution" and "The Adviser."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Your Account and Doing Business with Us."

Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Anderson LLP, in the Trust's 1995 Annual Report to Shareholders. Additional performance information is set forth in the 1995 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016.

FOR A CLASS D SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                      Net Realized
                        Investment                                        and
                 Net    Activities           Distributions             Unrealized
                Asset   ---------- --------------------------------- Gain (Loss) on     Net                   Net        Ratio
               Value,      Net        Net       Net                   Investments   Asset Value,          Assets, End of Expenses
              Beginning Investment Investment Realized     Total      and Capital       End      Total     of Period  to Average
              of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return      (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------
 CLASS D
 FOR THE YEARS ENDED AUGUST 31,:
 1995**        $10.36     $0.48      $(0.48)       --     $(0.48)        $0.23         $10.59     7.11%      $ 548       0.95%
 1994(1),(**)   10.90      0.45       (0.42)   $(0.06)     (0.48)        (0.51)         10.36    (0.93%)*    1,105       0.93%*
=================================================================================================================================

                                      Ratio of
                                        Net
                                     Investment
                 Ratio     Ratio of  Income to
              of Expenses    Net      Average
              to Average  Investment Net Assets
              Net Assets  Income to  Excluding  Portfolio
               Excluding   Average      Fee     Turnover
              Fee Waivers Net Assets  Waivers     Rate
---------------------------------------------------------
-------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
-------------------------------------
 CLASS D
 FOR THE YEARS ENDED AUGUST 31,:
 1995**          1.12%      4.57%      4.40%     36.05%
 1994(1),(**)    1.07%*     4.34%*     4.20%*    58.39%
=========================================================

 * Annualized.

** Total Return does not reflect the sales charge.


 1 The Intermediate-Term Municipal Portfolio--Class D commenced operations on
   September 28, 1993.

 ................................................................................

(Symbol   WHAT IS AN INTERMEDIARY?
 Appears
 Here)

 Any entity, such as a bank, broker-dealer, other financial institution, as-sociation or organization which has entered into an arrangement with the Dis-tributor to sell Class D shares to its customers.

 ................................................................................

YOUR ACCOUNT AND DOING BUSINESS WITH US ___________________________________

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services
Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY,      Class D shares of the Portfolio may be purchased through
SELL AND         Intermediaries which provide various levels of shareholder
EXCHANGE         services to their customers. Contact your Intermediary for
SHARES THROUGH   information about the services available to you and for
INTERMEDIARIES   specific instructions on how to buy, sell and exchange shares.
                 To allow for processing and transmittal of orders to the Transfer Agent on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders. Certain
                 Intermediaries may charge customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

HOW TO BUY       Application forms can be obtained by calling 1-800-437-6016.
SHARES FROM      Class D shares of the Portfolio are offered only to residents
THE              of states in which the shares are eligible for purchase.
DISTRIBUTOR

Opening an       You may buy Class D shares by mailing a completed application
Account          and a check (or other negotiable bank instrument or money
By Check         order) payable to "Class D Shares (Portfolio Name)." If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.

By Fed Wire      You may buy shares by Fed Wire by asking your bank
                 to transmit the funds to: United Missouri Bank of Kansas City N.A., ABA #10-01-00695, for Account
                 #98-7060-100-1, Further credit: [Intermediate-Term
                 Municipal Portfolio], Account Name, Account Number, or by calling 1-800-437-6016.

Automatic        You may systematically buy Class D shares through deductions
Investment       from your checking or savings accounts, provided these
Plan ("AIP")     accounts are maintained through banks which are part of the
                 Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The AIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements.

OTHER             Your purchase is subject to a sales charge which varies
INFORMATION       depending on the size of your purchase. The following table
ABOUT BUYING      shows the regular sales charges on Class D shares of the
SHARES            Portfolio to a "single purchaser," together with the
                  reallowance paid to dealers and the agency commission paid
Sales Charges     to brokers (collectively the "commission"):

             -----------------------------------------------------------------------------------------
                                                                   SALES CHARGE       REALLOWANCE AND
                                                SALES CHARGE AS   AS APPROPRIATE    BROKERAGE COMMISSION
                                                A PERCENTAGE OF    PERCENTAGE OF      AS PERCENTAGE OF
             AMOUNT OF PURCHASE                 OFFERING PRICE  NET AMOUNT INVESTED    OFFERING PRICE
             -----------------------------------------------------------------------------------------
             (less than) $50,000                     3.50%             3.63%               3.00%
             $50,000 but (less than) $100,000        3.00%             3.09%               2.50%
             $100,000 but (less than) $250,000       2.50%             2.56%               2.00%
             $250,000 but (less than) $500,000       2.00%             2.04%               1.50%
             $500,000 but (less than) $1,000,000     1.50%             1.52%               1.25%
             $1,000,000 but (less than) $2,000,000   1.00%             1.01%               1.00%
             $2,000,000 but (less than) $4,000,000    .50%              .50%                .50%
             Over $4,000,000                          none              none                none
             -----------------------------------------------------------------------------------------

                     The commissions shown in the table above apply to sales
                  through Intermediaries. Under certain circumstances, commissions up to the amount of the entire sales charge may be re-allowed to certain Intermediaries, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended. Commission rates may vary among the Trust's portfolios.

Right of          A Right of Accumulation allows you, under certain
Accumulation      circumstances, to combine your current purchase with the
                  current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios ("Eligible
                  Portfolios") in order to obtain a reduced sales charge.

Letter of         A Letter of Intent allows you, under certain circumstances,
Intent            to aggregate anticipated purchases over a 13-month period to obtain a reduced sales charge.

Sales Charge      Certain shareholders may qualify for a sales charge waiver.
Waiver            To determine whether or not you qualify for a sales charge waiver see "Additional Information About Doing Business with
                  Us." Shareholders who qualify for a sales charge waiver must notify the Transfer Agent before purchasing shares.

 ................................................................................

(Symbol      HOW DOES AN EXCHANGE TAKE PLACE?
 Appears
 Here)

 When making an exchange, you authorize the sale of your shares of one or more Portfolios in order to purchase the shares of another Portfolio. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................


EXCHANGING       Once good payment for your shares has been received and
SHARES           accepted (i.e., an account has been established), you may
When Can You     exchange some or all of your shares for Class D shares of the
Exchange         Trust or of SEI Liquid Asset Trust, SEI Daily Income Trust,
Shares?          SEI International Trust, and SEI Institutional Managed
                 Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge.

When Do Sales    SEI Funds' portfolios that are not money market portfolios
Charges Apply    currently impose a sales charge on Class D shares. If you
to an            exchange into one of these "non-money market" portfolios, you
Exchange?        will have to pay a sales charge on any portion of your
                 exchanged Class D shares for which you have not previously paid a sales charge.

                    If you previously paid a sales charge on your Class D
                 shares, no additional sales chargewill be assessed when you exchange those Class D shares for other Class D shares.

                    If you buy Class D shares of a "non-money market" fund and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange
                 privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you
                 exchange are those on which you have already paid a sales
                 charge. Sales charge waivers may also be available under
                 certain circumstances described in the SEI Funds'
                 prospectuses.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The
                 Trust also reserves the right to deny an exchange request
                 made within 60 days of the purchase of a non-money market
                 portfolio.
Requesting an    To request an exchange, you must provide proper instructions
Exchange of      in writing to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.
                    In the case of shares held "of record" by an Intermediary
                 but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

 ................................................................................

(Symbol    WHAT IS A SIGNATURE GUARANTEE?
 Appears
 Here)

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

 ................................................................................

HOW TO SELL      To sell your shares, a written request for redemption in good
SHARES THROUGH   order must be received by the Transfer Agent. Valid written
THE              redemption requests will be effective on receipt. All
DISTRIBUTOR      shareholders of record must sign the redemption request.

                    For information about the proper form of redemption
By Mail requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone     You may sell your shares by telephone if you previously
                 elected that option on the Account Application. You may have the proceeds mailed to the address of record, or wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling
                 1-800-437-6016, a wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

Systematic       You may establish a systematic withdrawal plan for an account
Withdrawal       with a $10,000 minimum balance. Under the plan, redemptions
Plan ("SWP")     can be automatically processed from accounts (monthly,
                 quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

 ................................................................................

(Symbol          WHAT ARE INVESTMENT OBJECTIVES AND POLICIES?
 Appears
 Here)

 The Portfolio's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which the Portfolio invests.

 ................................................................................

INVESTMENT OBJECTIVE AND POLICIES ______________________________________________

                 The investment objective of the Intermediate-Term Municipal Portfolio (the "Portfolio") is to seek the highest level of income exempt from federal income taxes that can be obtained, consistent with the preservation of capital, from a diversified portfolio of investment grade municipal securities. However, the Portfolio's income might not be as high as it would be if the Portfolio had minimum investment rating requirements lower than those discussed below. There can be no assurance that the Portfolio will achieve its investment objective.

                    The Portfolio invests at least 80% of its assets in
                 municipal securities the interest on which is exempt from federal income taxes (collectively "Municipal Securities"), based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio. The issuers of these securities can be located in all fifty states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. Under normal conditions, the Portfolio will invest at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the alternative minimum tax. Although the Adviser has no present intention of doing so, up to 20% of all assets in the Portfolio can be invested in taxable debt securities for defensive purposes or when sufficient tax exempt securities considered appropriate by the Adviser are not available for purchase.
                    The market value of the Portfolio's fixed income
                 investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.

                    The Portfolio may purchase the following types of
                 municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or, if not rated, are of comparable quality as determined by Weiss, Peck & Greer Advisers, Inc., the Portfolio's investment adviser (the "Adviser"): (i) municipal bonds rated A or better by Standard and Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's"), and the Portfolio may invest up to 10% of its total assets in municipal bonds rated BBB by S&P or Baa by Moody's; (ii) municipal notes rated at least SP-1 by S&P or MIG-1 or VMIG-1 by Moody's; and (iii) tax-exempt commercial paper rated at least A-1 by

                  S&P or Prime-1 by Moody's. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Municipal obligations owned by the Portfolio which become less than the prescribed investment quality shall be sold at a time when, in the judgment of the Adviser, it does not substantially impact the market value of the Portfolio.

                     The Adviser will not invest more than 25% of Portfolio
                  assets in (a) municipal securities whose issuers are located in the same state, (b) municipal securities the interest on which is derived from revenues of similar type projects, or
                  (c) municipal securities subject to the alternative minimum tax. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities, or municipal utilities systems.
                     There could be economic, business, or political
                  developments which might affect all municipal securities of a similar type. To the extent that a significant portion of the Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested.
                     The Portfolio will maintain a dollar-weighted average
                  portfolio maturity of three to ten years. However, when the Adviser determines that market conditions so warrant, the Portfolio can maintain an average weighted maturity of less than three years.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  The Portfolio may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Portfolio may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Portfolio has no present intention to invest in repurchase agreements or purchase securities subject to the alternative minimum tax. The Portfolio will not invest more than 15% of its net assets in illiquid securities.
                     The taxable securities in which the Portfolio may invest
                  consist of U.S. Treasury obligations; obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities whether or not backed by the full faith and credit of the U.S. Government; obligations of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment, and repurchase agreements involving any of such obligations.

                     Municipal notes rated SP-1 by S&P have strong capacity to
                  pay principal and interest; notes rated MIG-1 or VMIG-1 by Moody's are considered to be of the best quality. Bonds rated BBB by S&P have an adequate capacity to pay interest and repay principal; bonds rated Baa by Moody's are considered to be medium-grade obligations (i.e., neither highly protected nor poorly secured). The highest S&P commercial paper rating category, A-1, indicates that the degree of safety regarding timely payment is strong and commercial paper issuers rated Prime-1 by Moody's have a superior ability for repayment.
                     For a description of the permitted investments and
                  ratings, see the "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.
                  The Portfolio may not:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities and any security guaranteed thereby) if, as a result, more than 5% of the total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to investments in tax-exempt securities issued by governments or political subdivisions of governments.
                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

 ................................................................................

(Symbol                       INVESTMENT ADVISER
 Appears
 Here)

 A Portfolio's investment adviser manages the investment activities and is responsible for the performance of the Portfolio. The adviser conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ................................................................................

THE MANAGER AND
SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation (the "Manager"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and serves as the Trust's shareholder servicing agent.

                     For these services, the Manager is entitled to a fee,
                  which is calculated daily and paid monthly, at an annual rate of .39% of the average daily net assets of the Portfolio. In addition, the Manager and the Adviser have voluntarily agreed to waive a portion of their fees proportionately in order to limit the total operating expenses of the Class D shares of the Portfolio to not more than .95% of the Portfolio's average daily net assets attributable to the Class D shares on an annualized basis. Each of the Manager and Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended August 31, 1995, the Portfolio paid management fees, after waivers, of .27% of its average daily net assets.


                     The Trust and DST Systems, Inc., 210 W. 10th Street,
                  Kansas City, Missouri 64105 ("DST"), have entered into a separate transfer agent agreement with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent and dividend disbursing agent for the Class D shares of the Trust.

THE ADVISER ____________________________________________________________________

                  Weiss, Peck & Greer Advisers, Inc. (the "Adviser") acts as the Portfolio's investment adviser under an advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser invests the assets of the Portfolio, and continuously reviews, supervises, and administers the Portfolio's investment program. The Adviser is independent of the Manager and SEI, and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                     The Adviser is a wholly-owned subsidiary of Weiss, Peck &
                  Greer, L.L.C. ("WPG"), a limited liability company which was founded in 1970, and engages in investment management, venture capital management, and management buyouts. WPG has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1995, total assets under management by the Adviser were approximately $12.5 billion. The principal business address of the Adviser and WPG is One New York Plaza, New York, NY 10004.

                     Arthur L. Schwarz and S. Blake Miller, CFA, have acted as
                  the portfolio managers for the Portfolio since its inception. Mr. Schwarz, Principal of WPG and Director of WPG's Tax Exempt Fixed Income Group, has been associated with the Tax Exempt Fixed Income Group since 1988 and its predecessor since 1980. Mr. Miller, Associate Principal of WPG, has been associated with WPG's Tax Exempt Fixed Income Group since 1988 and its predecessor since 1986.

                     For its services to the Intermediate-Term Municipal
                  Portfolio, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .18% of the combined average daily net assets of the non-money market portfolios of the Trust advised by the Adviser up to $150 million, and .16% of such assets in excess of $150 million. Such fees are allocated daily among these portfolios on the basis of their relative net assets. The Adviser and the Manager have voluntarily agreed to waive a portion of their fees, as described under "The Manager and Shareholder Servicing Agent." For the fiscal year ended August 31, 1995, the Portfolio paid advisory fees, after fee waivers, of .13% of its relative net assets.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A," "Class B," "Class C Plan" and "Class D Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class D Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of daily net assets) for the Portfolio is set at an annual rate of .08%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class D Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .30% of the Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor, the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this additional compensation payment under the Class D Plan at a rate of .25% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all shares of the Portfolio, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolio sold by such dealer.

PERFORMANCE ____________________________________________________________________


                  From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance.

                     From time to time, the Portfolio may also advertise yield
                  and tax equivalent yield. The yield of these Portfolios refers to the annualized income generated by a hypothetical investment, net of any sales charge imposed in the case of Class D shares, in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. A tax equivalent yield is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder.

                     The total return of the Portfolio refers to the average
                  compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on the Class D shares will normally be
                  lower than the performance on the Class A shares of the Portfolio because of the imposition of the sales charge and additional distribution and transfer agent expenses charged to the Class D shares.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

 ................................................................................

(Symbol                              TAXES
 Appears
 Here)

 You must pay taxes on your Portfolio's earnings, whether you take your payments in cash or additional shares.

 ................................................................................

 ................................................................................

(Symbol                          DISTRIBUTIONS
 Appears
 Here)

 The Portfolio distributes income dividends and capital gains. Income dividends represent the earnings from the Portfolio's investments; capital gains dis-tributions occur when investments in the Portfolio are sold for more than the original purchase price.

 ................................................................................

Tax Status of    The Portfolio is treated as a separate entity for federal
the Portfolio:   income tax purposes and is not combined with the Trust's
                 other Portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue
                 Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

Tax Status of    The Portfolio intends to distribute substantially all of its
Distributions:   net investment income (including net short-term capital gain)
                 to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. In determining net exempt-interest income, expenses of each Portfolio are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to the Portfolio's total gross income, excluding net capital gains.
                 Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences including alternative minimum tax consequences. In addition, the receipt of exempt-interest dividends may cause persons receiving Social
                 Security or Railroad Retirement benefits to be taxable on a portion of such benefits. See the Statement of Additional
                 Information.
                    Current federal tax law limits the types and volume of
                 bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest" dividends.

                    Any dividends paid out of income realized by the Portfolio on taxable securities will be taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits and will not qualify for the dividends-received deduction for corporate shareholders. Distributions to shareholders of net capital gains of the Portfolio also will not qualify for that deduction and will be taxable to shareholders as long-term capital gain, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.

 ................................................................................

(Symbol    BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN:
 Appears
 Here)

 . The account number and portfolio name are shown
 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account
 . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present

 ................................................................................

                    Dividends declared by the Portfolio in October, November,
                 or December of any year and payable to shareholders of record on a date in any such month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio during the following January. The Portfolio makes annual reports to shareholders of the federal income tax status of distributions.

                    Interest on indebtedness incurred or continued by a
                 shareholder in order to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares. The Portfolio will report annually to its shareholders the portion of dividends that is taxable and the portion that is tax-exempt based on income received by the Portfolio during the year to which the dividends relate.
                    The Portfolio intends to make sufficient distributions
                 prior to the end of each calendar year to avoid liability for federal excise tax.

                    Each sale, exchange, or redemption of the Portfolio's
                 shares is a taxable transaction to the shareholder.

                    Shareholders should consult their tax advisers concerning
                 the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

ADDITIONAL
INFORMATION
ABOUT DOING
BUSINESS WITH
US _____________________________________________________________________________

Business Days    You may buy, sell, or exchange shares on days on which the
                 New York Stock Exchange is open for business (a "Business
                 Day"). However, shares cannot be purchased by Federal
                 Reserve wire on federal holidays restricting wire transfers.
                 All purchase, exchange, and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer Agent as long as the Transfer Agent receives the order and, in the case of a purchase request, payment before the close of trading on the New York Stock Exchange
                 (presently 4:00 p.m. Eastern time). Otherwise the purchase will be effective when payment is received. Broker-dealers may have separate arrangements with the Trust regarding the sale of Class D shares.
                    If an exchange request is for shares of a portfolio whose
                 net asset value is calculated as of a
                  time earlier than the close of trading on the New York Stock Exchange (presently 4:00 p.m. Eastern time), the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum           The minimum initial investment in the Portfolio's Class D
Investments       shares is $1,000; however, the minimum investment may be
                  waived at the Distributor's discretion. All subsequent
                  purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction
                  plans). The Trust reserves the right to reject a purchase
                  order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept
                  such order.
Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, the Portfolio reserves the right to redeem, at
Balance           net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount.
                  Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least $1,000.
                  See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                     At various times, the Portfolio may receive a request to
                  redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value   An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent plus any applicable sales charge (the "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined as of the close of trading on the New
                  York Stock Exchange (presently 4:00 p.m. Eastern time) on each Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer Agent of the redemption order.

How the Net       The net asset value per share of the Portfolio is determined
Asset Value is    by dividing the total market value of its investments and
Determined        other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. The Portfolio may use a pricing service to obtain the most recently quoted bid price of each equity or fixed income security held by the Portfolio. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Net asset value per share is determined daily as of 4:00 p.m. Eastern time on each Business Day. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees charged to each class and the incremental transfer agent fees charged to Class D shares.

Rights of         In calculating the sales charge rates applicable to current
Accumulation      purchases of the Portfolio's shares, a "single purchaser"
                  (defined below) is entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio and Class D shares of other portfolios
                  ("Eligible Portfolios") which are sold subject to a comparable sales charge.

                     The term "single purchaser" refers to (i) an individual,
                  (ii) an individual and spouse purchasing shares of the Portfolio for their own account or for trust or custodial accounts of their minor children, or (iii) a fiduciary purchasing for any one trust, estate, or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. Furthermore, under this provision, purchases by a single purchaser shall include purchases by an individual for his or her own account in combination with (i) purchases of that individual and spouse for their joint accounts or for trust and custodial accounts for their minor children and (ii) purchases of that individual's spouse for his or her own account. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their children (under age 21). The Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of         By submitting a Letter of Intent (the "Letter") to the
Intent            Transfer Agent, a single purchaser may purchase shares of
                  the Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. It is the shareholder's responsibility to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

                     Five percent (5%) of the total amount intended to be
                  purchased will be held in escrow by the Transfer Agent until such purchase is completed within the 13-month period. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Manager will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. Such purchasers may include the value of all their shares of the Portfolio and of any of the other Eligible Portfolios in the Trust towards the completion of such Letter.

Reinstatement     A shareholder who has redeemed shares of any portfolio of
Privilege         the Trust has a one-time right to reinvest the redemption
                  proceeds in shares of another portfolio of the Trust at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds.
                  Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same portfolio is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

Sales Charge      No sales charge is imposed on shares of the Portfolio: (i)
Waivers           issued in plans of reorganization, such as mergers, asset
                  acquisitions, and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor ("participating broker-dealers") for their own account or for retirement plans for employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to present employees of SEI or one of its affiliates, or of any entity which is a current service provider to the Trust;
                  (iv) sold to tax-exempt organizations enumerated in Section
                  501(c) of the Code or qualified employee benefit plans created under Sections 401, 403(b)(7), or 457 of the Code
                  (but not IRAs or SEPs); (v) sold to fee-based clients of banks, financial planners, and investment advisers; (vi) sold to clients of trust companies and bank trust departments; (vii) sold to trustees and officers of the Trust; (viii) purchased with proceeds from the recent redemption of another class of shares of a portfolio of the Trust, SEI Institutional Managed Trust, SEI International
                  Trust, SEI Liquid Asset Trust, or SEI Daily Income Trust;
                  (ix) purchased with the proceeds from the recent redemption of shares of a mutual fund with similar investment objectives and policies (other than Class D shares) for which a front-end sales charge was paid (this offer will be extended, to cover shares on which a deferred sales charge was paid, if permitted under regulatory authorities' interpretation of applicable law); or (x) sold to participants or members of certain affinity groups, such as trade associations or membership organizations, which have entered into arrangements with the Distributor.

                     Members of affinity groups such as trade associations or
                  membership organizations which have entered into arrangements relating to waivers of sales charges with the Distributor should call 1-800-437-6016 for more information.

                     The Distributor has also entered into arrangements with
                  certain affinity groups and broker dealers wherein their members or clients are entitled to percentage-based discounts from the otherwise applicable sales charge for purchase of Class D shares. Currently, the only percentage-based discount equals 50%. Please call 1-800-437-6016 for more information.

                     An investor relying upon any of the categories of waivers
                  of the sales charge must qualify such waiver in advance of the purchase with the Transfer Agent or the financial institution or intermediary through which shares are purchased by the investor.

                     The waiver of the sales charge under circumstances (viii)
                  and (ix) above applies only if the following conditions are met: the purchase must be made within 60 days of the redemption; the Transfer Agent must be notified in writing by the investor, or his or her agent, at the time a purchase is made; and a copy of the investor's account statement showing such redemption must accompany such notice. The waiver policy with respect to the purchase of shares through the use of proceeds from a recent redemption as described in clauses (viii) and (ix) above will not be continued indefinitely and may be discontinued at any time without notice. Investors should call 1-800-437-6016 to confirm availability prior to initiating the procedures described in clauses (viii) and (ix) above.

Signature         The Transfer Agent may require that the signatures on the
Guarantees        written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency, or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares,
                  (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

Telephone/Wire    Redemption orders may be placed by telephone. Neither the
Instructions      Trust nor the Transfer Agent will be responsible for any
                  loss, liability, cost, or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

Systematic        Please note that if withdrawals exceed income dividends,
Withdrawal Plan   your invested principal in the account will be depleted.
("SWP")           Thus, depending upon the frequency and amounts of the
                  withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer
                  Agent.

How to Close      An account may be closed by providing written notice to the
your Account      Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         SEI Tax Exempt Trust (the "Trust") was organized as a
                  Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the
                  Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in the Portfolio through two separate classes: Class A and Class D, which provide for variation in distribution and transfer agent costs, voting rights, dividends, and the imposition of a sales load on the Class D Shares. This
                  Prospectus relates to the Class D Shares of the Trust's
                  Intermediate-Term Municipal Portfolio. In addition to the
                  Portfolio, the Trust consists of the following portfolios:
                  Tax Free Portfolio, Institutional Tax Free Portfolio,
                  California Tax Exempt Portfolio, Pennsylvania Municipal
                  Portfolio, Kansas Tax Free Income Portfolio, California
                  Intermediate-Term Municipal Portfolio, Bainbridge Tax Exempt
                  Portfolio, New York Intermediate-Term Municipal Portfolio, and Pennsylvania Tax Free Portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI
                  Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, Pennsylvania 19087 or by calling 1-800-437-6016. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit, and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation, and other extraordinary expenses, brokerage costs, interest charges, taxes, and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Transfer
Inquiries         Agent, DST Systems, Inc., P.O. Box 419240, Kansas City,
                  Missouri, 64141-6240.

Dividends         The net investment income (exclusive of capital gains) of
                  the Portfolio is determined and declared periodically as a dividend for shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in cash or in additional shares at the discretion of the shareholder on the tenth Business Day of each month. If any net capital gains are realized, they will be distributed by the Portfolio annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     The dividends on Class D Shares will normally be lower
                  than on Class A shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D Shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen, L.L.P. serves as the independent public
Public            accountants of the Trust.
Accountants

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, PA 19101, serves as Custodian of the
                  Trust's assets and acts as wire agent of certain cash of the Trust. The Custodian holds cash, securities, and other assets of the Trust as required by the Investment Company
                  Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors.

Commercial        Commercial Paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from one to 270 days.

Municipal         Municipal Securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds, issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                     General obligation bonds are backed by the taxing power
                  of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal notes include general obligation notes, tax
                  anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

Repurchase        Repurchase Agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Standby           Securities subject to standby commitments or puts permit the
Commitments and   holder thereof to sell the securities at a fixed price prior
Puts              to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put. This premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

Variable and      Certain of the obligations purchased by the Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or at some other interval, and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued       When-issued or delayed delivery transactions involve the
and Delayed       purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

SEI TAX EXEMPT TRUST

               MANAGER AND SHAREHOLDER SERVICING AGENT:
               SEI FINANCIAL MANAGEMENT CORPORATION

               DISTRIBUTOR:
               SEI FINANCIAL SERVICES COMPANY

               INVESTMENT ADVISERS:
               WEISS, PECK & GREER ADVISERS, INC.

               MORGAN GRENFELL CAPITAL MANAGEMENT INCORPORATED
               INTRUST BANK, N.A.




This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Tax Exempt Trust (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated December 31, 1995. Prospectuses may be obtained by writing the Trust's distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

THE TRUST.................................................................   S-2
DESCRIPTION OF PERMITTED INVESTMENTS......................................   S-2
DESCRIPTION OF RATINGS....................................................   S-5
INVESTMENT LIMITATIONS....................................................   S-7
STATE SPECIFIC DISCLOSURE.................................................   S-9
THE MANAGER AND SHAREHOLDER SERVICING AGENT...............................  S-17
THE ADVISERS..............................................................  S-19
DISTRIBUTION..............................................................  S-20
TRUSTEES AND OFFICERS OF THE TRUST........................................  S-24
PERFORMANCE...............................................................  S-25
DETERMINATION OF NET ASSET VALUE..........................................  S-29
PURCHASE AND REDEMPTION OF SHARES.........................................  S-30
SHAREHOLDER SERVICES......................................................  S-31
TAXES.....................................................................  S-32
PORTFOLIO TRANSACTIONS....................................................  S-36
DESCRIPTION OF SHARES.....................................................  S-38
LIMITATION OF TRUSTEES' LIABILITY.........................................  S-39
SHAREHOLDER LIABILITY.....................................................  S-39
5% SHAREHOLDERS...........................................................  S-39
EXPERTS...................................................................  S-44
FINANCIAL INFORMATION.....................................................  FS-1


December 31, 1995

SEI-F-043-07

THE TRUST


SEI Tax Exempt Trust (the "Trust") is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. This Statement of Additional Information relates to the following portfolios: Tax Free, Institutional Tax Free, California Tax Exempt, California Intermediate-Term Municipal, Intermediate-Term Municipal, Pennsylvania Municipal, Pennsylvania Tax Free, Kansas Tax Free Income, New York Intermediate-Term Municipal and Bainbridge Tax Exempt Portfolios (each a "Portfolio," and collectively, the "Portfolios"), and any different classes of the Portfolios. Except for differences between the Class A, Class B, Class C and Class D shares of any Portfolio pertaining to sales loads, distribution plans, transfer agency costs, voting rights and dividends, each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio.

DESCRIPTION OF PERMITTED INVESTMENTS

ALL PORTFOLIOS

BANKERS' ACCEPTANCES - a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

INVESTMENT COMPANY SHARES - Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain nongovernmental issuers of collateralized mortgage obligations constitute investment companies pursuant to the Investment Company Act of 1940 (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

MUNICIPAL LEASES -- Each Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

MUNICIPAL NOTES consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

MUNICIPAL BONDS are debt obligations issued to obtain funds for various public purposes. A Portfolio may purchase private activity or industrial development bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

RECEIPTS - interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury.
Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

REPURCHASE AGREEMENTS - agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Advisers enter into repurchase agreements only with financial institutions which they deem to present minimal risk of bankruptcy during the term of the agreement based on guidelines which are periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Advisers monitor compliance with this requirement. Under all repurchase agreements entered into by the Portfolios, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Portfolios are treated as unsecured creditors.

STANDBY COMMITMENTS-PUT TRANSACTIONS - The Portfolios reserve the right to engage in put transactions. The Advisers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Portfolios can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put". The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Portfolios to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolios would limit their put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolios may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. The Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios will consider the "maturity" of a security subject to a put to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

The Trust has received a private letter ruling from the Internal Revenue Service that, to the extent it purchases securities subject to the right to put them back to the seller in order to maintain liquidity to meet redemption requirements, it will be treated as the owner of those securities for federal income tax purposes. No assurance can be given that legislative, judicial or administrative changes may not be forthcoming which could modify the Trust's private letter ruling.

TIME DEPOSITS - a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities; no Portfolio will invest more than 15% (10% for money market funds) of its net assets in such time deposits and other illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - agencies of the United States Government which issue obligations consist of, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing

Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). No Portfolio may actively trade STRIPS. STRIPS are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

WHEN-ISSUED SECURITIES - These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian and will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES - STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

DESCRIPTION OF RATINGS

MUNICIPAL NOTE RATINGS. A Standard & Poor's Corporation ("S&P") note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

   SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2 Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc. ("Moody's") highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Municipal obligations rated MIG-2 and VMIG-2 are high quality. Margins of protection are ample although not so large as in the preceding group.

MUNICIPAL AND CORPORATE BOND RATINGS. Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

Bonds rated A by S&P have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

COMMERCIAL PAPER RATINGS. Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety, issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a "satisfactory" degree of safety regarding timely payment.

Commercial paper issuers rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality, respectively, on the basis of relative repayment capacity.

INVESTMENT LIMITATIONS

No Portfolio may:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. The California Tax Exempt Portfolio has a fundamental policy that to the extent such borrowing exceeds 5% of the value of the Portfolio's total assets, borrowing will be done from a bank and in accordance with the requirements of the 1940 Act. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings of the Portfolios, in excess of 5% of its total assets, will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

2. Purchase securities of other investment companies except that the Intermediate-Term Municipal, Pennsylvania Municipal, Pennsylvania Tax Free, Kansas Tax Free Income and Bainbridge Tax Exempt Portfolios may only purchase securities of money market funds and the California Intermediate-Term Municipal and New York Intermediate-Term Municipal Portfolios may purchase securities of other investment companies, in either case, as permitted by the 1940 Act and the rules and regulations thereunder.

3. Make loans, except that any Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's net assets, except for the California Intermediate-Term Municipal and New York Intermediate-Term Municipal Portfolios for which it cannot exceed 15% of the Portfolio's net assets.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (1) above in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at current value at the time of the incurrence of such loan.

5.  Invest in companies for the purpose of exercising control.

6.  Acquire more than 10% of the voting securities of any one issuer.

7. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, any Portfolio may invest in municipal securities or other obligations secured by real estate or other interests therein.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Prospectuses and this Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations (except (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services or determined by the Adviser to be of "high quality") if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

13. Purchase warrants, calls, straddles, spreads or combinations thereof, except as permitted by its Prospectus and this Statement of Additional Information.


14. Invest in interests in oil, gas or other mineral exploration or development programs. The Institutional Tax Free Portfolio, the Kansas Tax Free Income Portfolio and the California Tax Exempt Portfolio may not invest in oil, gas or mineral leases.

15. Invest more than 25% of total assets in issues within the same state or similar type projects (except in specified categories). This investment limitation applies to the Intermediate-Term Municipal Portfolio, Tax Free Portfolio, Institutional Tax Free Portfolio, Pennsylvania Municipal Portfolio and Bainbridge Tax Exempt Portfolio. For the Pennsylvania Municipal Portfolio, this limitation does not apply to the extent stated in its investment objective and policies.

The foregoing percentages will apply at the time of the purchase of a security. These investment limitations and the investment limitations in each Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval, except that for the Kansas Tax Free Income Portfolio, California Intermediate-Term Municipal Portfolio, New York Intermediate-Term Municipal Portfolio and Bainbridge Tax Exempt Portfolio, investment limitations 2, 4, 8, 11, 12, 13 and 14 are not fundamental and do not require shareholder approval to be amended. It is a fundamental policy of the Bainbridge Tax Exempt Portfolio to invest only in U.S. dollar denominated obligations maturing in 397 days or less (although obligations subject to repurchase agreements may have a maturity in excess thereof), and to maintain an average weighted maturity on a dollar-weighted basis of 90 days or less. It is a fundamental policy of the Intermediate-Term Municipal and Pennsylvania Municipal Portfolios to abide by the maturity restrictions and to invest solely in the permitted investments described in this Statement of Additional Information and in their respective Prospectuses.

STATE SPECIFIC DISCLOSURE

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

GENERAL. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Tax Exempt or California

Intermediate-Term Municipal Portfolios, the Portfolios have no reason to believe that such information is not correct in all material respects. The ability of issuers to pay interest on, and repay principal of, California municipal securities ("California Municipal Securities") may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, and related civil actions,
(2) a wide variety of California laws and regulations, and (3) the general financial condition of the State of California.

AMENDMENTS TO THE CALIFORNIA CONSTITUTION AND RELATED STATUTES. Certain of the California Municipal Securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA. Article XIIIA may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities.

OTHER RELEVANT CALIFORNIA LAWS. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Securities in which the Portfolios may invest. The impact of such laws and regulations on particular California Municipal Securities may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Securities.


THE GENERAL FINANCIAL CONDITION OF THE STATE OF CALIFORNIA. Since the start of the 1990-91 Fiscal Year, the State has faced the worst economic, fiscal, and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. The Department of Finance foresees slow recovery from the recession in California beginning in 1994.

The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has been facing a structural imbalance in its budget with the largest programs supported by the General Fund - K-12 schools and community colleges, health and welfare, and corrections - growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Revenues and expenditures were essentially equal in 1992-93, but the original budget for that year projected revenues exceeding expenditures by $2.6 billion. By June 30, 1993, according to the Department of Finance, the State's Reserve for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion.

STATE BUDGET. The 1994-95 Fiscal Year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments had already been made in the last three years. The Governor's Budget proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $2.0 billion at June 30, 1994, by June 30, 1996.

The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, about $3.1 billion higher than revenues in 1993-94. Also included in this figure is a projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal FY 1995 Budget is completed. Completion of the Federal Budget is expected by October 1994. The Legislature took no action on a proposal in the January Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $12.3 billion, a 4.7% decrease from the 1993-94 estimated expenditures.

BOND RATINGS. As a result of the deterioration in the State's budget and cash situation over the last four fiscal years, the rating agencies reduced the State's credit ratings. Between October 1991 and July 1994 the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A," by Moody's from "Aaa" to "A1," and by Fitch Investors Service, Inc. from "AAA" to "A."

ADDITIONAL CONSIDERATIONS. With respect to Municipal Securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Securities for investment by the Portfolios and the value of the Portfolios' investments.

SPECIAL CONSIDERATIONS RELATING TO KANSAS MUNICIPAL SECURITIES

GENERAL. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of Kansas available as of the date of this Statement of Additional Information. While the information has not been independently verified by the Kansas Tax Free Income Portfolio, the Portfolio has no reason to believe that such information is not correct in all material respects. Kansas historically has been identified as an agricultural state, with wheat and cattle production being the major segments of that industry. Kansas is also a significant producer of petroleum products, both oil and natural gas and is the leading helium producer in the U.S. Aircraft manufacturing is also a significant business with Cessna Aircraft, Beechcraft, Learjet, and Boeing Military Airplane Co. headquartered in the state. Agriculture, petroleum and aircraft manufacturing are all cyclical businesses subject to change due to overall economic conditions, domestic and international competition or international events. The State's population grew steadily through the last two decades although the rate of increase has slowed. The northeastern part of the State, particularly Johnson County, has experienced rapid growth and that trend is expected to continue. The State's principal sources of tax revenues are income, sales, personal property, gasoline, excise, severance and inheritance estate taxes.

STATE DEBT. The State does not issue general obligation debt but has issued certificates of participation which are subject to annual legislative appropriation. The State has also issued revenue bonds for the Highway and Turnpike systems, for various Regents system higher education facilities and for various state agency projects.

LOCAL GOVERNMENT DEBT. Local government in Kansas consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically. These various local governmental units are empowered by statute to issue general obligation and/or revenue supported debt. The degree to which overlapping debt exists will vary considerably across the state and is a factor in evaluating the risk involved in a given bond issue. Debt can be levied by counties, cities or townships, schools and districts (e.g., fire, sewer, rural water, drainage, etc.). The
                       ----
county treasurer is authorized to collect for and remit to the various issuers in the county the tax receipts due.

TAX LAW CHANGES. The State Legislature passed a statute that made all Kansas bond issues dated after December 31, 1987 exempt from Kansas income taxes. Prior to the passage of that statute only certain issues, primarily state and industrial development revenue bonds were exempt from Kansas income tax. This change in the law has made the Kansas municipal bond market more homogenous and deeper rather than segmented by tax status, as was the case previously. The change has increased the number and amount of high quality, rated issues available in the Kansas income tax-exempt market. The Legislature could change the situation by reverting to a narrower base of Kansas income tax-exempt issues, perhaps in response to budgetary constraints. This would make it more difficult for the Kansas Tax Free Income Portfolio to invest in Kansas income tax-exempt issues and would likely decrease the yield on the Portfolio's subsequent purchases.



SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

GENERAL. The following information as to certain New York risk factors has been provided in view of the New York Intermediate-Term Municipal Portfolio's policy of concentrating in New York Municipal Securities. This information constitutes only a brief summary, does not purport to be a complete description of New York risk factors, and is principally drawn from official statements relating to securities offerings of the State of New York that have come to the Portfolio's attention and were available as of the date of this Statement of Additional Information. The New York Intermediate-Term Municipal Portfolio has not independently verified any of the information contained in the official statement, but is not aware of any fact which would render such information inaccurate.

The economy of New York is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. In the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. Accordingly, unemployment in the State rose drastically in the late 1980's and early 1990's. However, since early 1993, employment growth resumed and the State has gained approximately 100,000 jobs.

REVENUES AND EXPENDITURES. New York's Governmental Funds receive over 54% of their revenues from taxes levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied sources supply the balance of the receipts for these funds. New York's major expenditures are grants to local governments, which are projected to account for 69%, or $4.7 billion, of all Governmental Funds expenditures in fiscal 1994. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs.

FISCAL 1994. The State completed its 1994 fiscal year with a cash-basis General Fund (the major operating fund of the State) positive balance of $1.026 billion. The State's 1994-1995 Financial Plan projects a balanced General Fund.

STATE DEBT. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. The State Constitution provides that the State may guarantee the repayment of certain borrowings to carry out designated projects by the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey.

DEBT RATINGS. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baa1, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its rating on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A- various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. As of October, 1994, S&P maintains an A-minus rating on New York State general obligation debt.

LITIGATION. Certain litigation is pending against New York that could adversely affect the financial condition of the State in fiscal 1995 or thereafter. These legal proceedings involve State finances, State programs and miscellaneous tort, real property, and contract claims in which the State is a defendant and the monetary damages sought are substantial. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995 State Financial Plan.

NEW YORK CITY. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City achieved balanced operating results for the 1993 fiscal year as reported in accordance with GAAP. On July 8, 1994, the City submitted a financial plan for the 1994 fiscal year which projects a balanced budget for the 1994 fiscal year. The projections for the 1995 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.3 billion.

SPECIAL CONSIDERATIONS RELATING TO PENNSYLVANIA MUNICIPAL SECURITIES


GENERAL. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the Commonwealth of Pennsylvania available as of the date of this Statement of Additional Information. While the information has not been independently verified by the Pennsylvania Municipal or Pennsylvania Tax Free Portfolios, the Portfolios have no reason to believe that such information is not correct in all material respects.

Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's economy. The major new sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

The population of Pennsylvania experienced a slight increase in the period from 1984 to 1993 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 50% of the Commonwealth's total population. Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991, 7.5% in 1992 and 7.0% in 1993, slightly above the national average. Seasonally adjusted data for September 1994, however, shows an unemployment rate of 6.7% compared to an unemployment rate of 5.9% for the United States as a whole.

REVENUES AND EXPENDITURES. The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.
Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. Pennsylvania's major expenditures include funding for education ($6.2 billion of fiscal 1993 expenditures and $6.4 billion of the fiscal 1994 budget) and public health and human services ($11.7 billion of fiscal 1993 expenditures and $12.7 billion of the fiscal 1994 budget).

GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. At the end of fiscal 1993, the total fund balance and other credits for the total Governmental Fund Types was $1.960 billion, an increase of $732.1 million from the balance at the end of fiscal year 1992. During fiscal 1993, total assets for all Governmental Fund Types increased by $1.297 billion to $7.1 billion, while liabilities increased $564.6 million to $5.137 billion.

GENERAL FUND: FINANCIAL CONDITION/RESULTS OF OPERATIONS. The five year period from fiscal 1989 through fiscal 1993 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 10.9% while tax revenues were growing at an average annual rate of 5.5%. Consequently, spending on other budget programs was restrained to a growth rate below 5.0% and sources of revenues other than taxes became larger components of fund revenues. During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991 and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992. The fund balance of the General Fund increased by $611.4 million during the fiscal year to a total of $698.9 million at June 30, 1993. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the fund balance.

FISCAL 1994 FINANCIAL RESULTS (BUDGETARY BASIS). A summary of the fiscal 1994 budgetary basis sources, uses and changes in unappropriated balance appears in the table below. Commonwealth revenues during the fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a .1% increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the $530 million amount provided in fiscal 1993. The higher fiscal 1993 amount and the reduced fiscal 1994 amount occurred because of reserves of approximately $160 million were added to fiscal 1993 tax refunds to cover potential payments if the Commonwealth lost litigation known as Philadelphia Suburban Corp. v. Commonwealth. Those reserves were
         -------------------------------------------
carried into fiscal 1994 until the litigation was decided in the Commonwealth's favor in December 1993 and $147.3 million of reserves for tax refunds were released.

Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.
By state statute, 10% ($33.6 million) of that surplus will be transferred to the Tax Stabilization Reserve Fund and the remaining balance will be carried over into the 1995 fiscal year.

FISCAL 1995 BUDGET. The fiscal 1995 budget was approved by the Governor on June 16, 1994, and provided for $15,652.9 million of appropriations from Commonwealth funds, an increase of 3.9% over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a 9% increase over the prior fiscal year. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

The budget also includes tax reductions totaling an estimated $166.4 million. Low income working families will benefit from an increase of the dependent exemption to $3,000 from $1,500 for the first dependent and from $1,000 for all additional dependents. A reduction to the corporate net income tax rate from 12.25% to 9.99% to be phased in over a period of four years was enacted. A net operating loss provision has been added to the corporate net income tax and will be phased in over three years with a $500,000 per firm annual cap on losses used to offset profits. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted.

COMMONWEALTH DEBT. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

General obligation debt totaled $5.075 billion at June 30, 1994. Over the 10-year period ended June 30, 1994, total outstanding general obligation debt increased at an annual rate of 1.3%; for the five year period ended June 30, 1994, it increased at an annual rate of 1.5%. The outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA-by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $400.0 million of tax anticipation notes for the account of the General Fund in fiscal 1994, all of which matured on June 30, 1994, and was paid from fiscal 1994 General Fund receipts.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. The Commonwealth currently has no bond anticipation notes outstanding.

STATE-RELATED OBLIGATIONS. Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations.

LOCAL GOVERNMENT DEBT. Local government in Pennsylvania consists of numerous individual units. Each unit is distinct and independent of other local units, although they may overlap geographically. There is extensive general legislation applying to local government. Municipalities may also issue revenue obligations without limit and without affecting their general obligation borrowing capacity if the obligations are projected to be paid solely from project revenues. Municipal authorities and industrial development authorities are also widespread in Pennsylvania. An authority is organized by a municipality acting singly or jointly with another municipality and is governed by a Board appointed by the governing unit of the creating municipality or municipalities. Typically, authorities are established to acquire, own and lease or operate one or more projects and to borrow money and issue revenue bonds to finance them.

LITIGATION. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to tort suits, ACLU suits, contract claims and proceedings involving State finances and State programs.

OTHER INVESTMENTS

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of any of the Advisers to the Trust. Distributions by a Portfolio out of income from taxable securities will generally be taxable to shareholders of such Portfolio as ordinary income.

THE MANAGER AND SHAREHOLDER SERVICING AGENT

The Management Agreement provides that SEI Financial Management Corporation (the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and

(ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time as to any Portfolio without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Portfolio or by the Manager on not less than 30 days nor more than 60 days written notice.


The Manager, a wholly-owned subsidiary of SEI, was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Manager. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of the Manager and of SEI. Mr. Greer serves as President and Chief Operating Officer of the Manager and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Manager also serves as manager/administrator to these other mutual funds: The Achievement Funds Trust; The Advisors' Inner Circle Fund; The Arbor Fund; Bishop Street Funds; The Compass Capital Group; Conestoga Family of Funds; CoreFunds, Inc.; CrestFunds, Inc.; CUFund; First American Funds, Inc.; First American Investment Funds, Inc.; FFB Lexicon Funds; Insurance Investment Products Trust; Inventor Funds, Inc.; Marquis/sm/ Funds; Morgan Grenfell Investment Trust; The Pillar Funds; The PBHG Funds, Inc.; Rembrandt Funds(R); SEI Daily Income Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI International Trust; SEI Liquid Asset Trust; 1784 Funds; Stepstone Funds; STI Classic Funds; and STI Classic Variable Trust.


For the fiscal years ended August 31, 1993, 1994 and 1995, the Portfolios paid management fees as follows:

=============================================================================================================
                                                FEES PAID (000)                       FEES WAIVED OR
                                                                                        REIMBURSED
               PORTFOLIO                                                                  (000)
                                         --------------------------------------------------------------------
                                          1993        1994        1995        1993         1994         1995
=============================================================================================================
Tax Free Portfolio                       $1,123      $1,128      $  991      $  313       $  353       $  207
-------------------------------------------------------------------------------------------------------------
Institutional Tax Free                   $1,457      $1,569      $1,548      $1,186       $1,482       $1,567
Portfolio
-------------------------------------------------------------------------------------------------------------
California Tax Exempt                    $  640      $  145      $  486      $  427       $  334       $  330
Portfolio
-------------------------------------------------------------------------------------------------------------
California Intermediate-                    *           *           *           *            *            *
Term Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
Intermediate-Term                        $  264      $  357      $  288      $   85       $  177       $  125
Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal                   $  168      $  338      $  132      $  296       $  224       $  253
Portfolio
-------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Free                       *        $    6      $   42         *         $   27       $   33
Portfolio
-------------------------------------------------------------------------------------------------------------
Kansas Tax Free Income                   $   76      $   68      $   91      $    0       $   22       $    3
Portfolio
=============================================================================================================

=============================================================================================================
                                                FEES PAID (000)                       FEES WAIVED OR
                                                                                        REIMBURSED
               PORTFOLIO                                                                  (000)
                                         --------------------------------------------------------------------
                                          1993        1994        1995        1993         1994         1995
=============================================================================================================
Massachusetts                            $    0      $   11      $    7      $   18       $   26       $   17
Intermediate-Term
Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
New York Intermediate-                      *           *           *           *            *            *
Term Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
Bainbridge Tax Exempt                    $  223      $  284      $  341      $  229       $  247       $  251
Portfolio
=============================================================================================================

*Not in operation during the period.

THE ADVISERS

Each Advisory Agreement provides that each Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Advisory Agreement after the first two (2) years must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.


For the fiscal years ended August 31, 1993, 1994 and 1995, the Portfolios paid advisory fees as follows:

=============================================================================================================
                                                FEES PAID (000)                       FEES WAIVED OR
                                                                                        REIMBURSED
               PORTFOLIO                                                                  (000)
                                         --------------------------------------------------------------------
                                          1993        1994        1995        1993         1994         1995
=============================================================================================================
Tax Free Portfolio                       $ 299      $ 259        $ 129       $   0        $   0        $   0
-------------------------------------------------------------------------------------------------------------
Institutional Tax Free                   $ 344      $ 360        $ 334       $   0        $   0        $   0
Portfolio
-------------------------------------------------------------------------------------------------------------
California Tax Exempt                    $ 232      $  91        $ 137       $   0        $   0        $   0
Portfolio
-------------------------------------------------------------------------------------------------------------
California Intermediate-Term               *          *            *           *            *            *
Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
Intermediate-Term Municipal              $ 118      $ 163        $ 131       $  43        $  73        $  60
Portfolio
=============================================================================================================

=============================================================================================================
                                                FEES PAID (000)                       FEES WAIVED OR
                                                                                        REIMBURSED
               PORTFOLIO                                                                  (000)
                                         --------------------------------------------------------------------
                                          1993        1994        1995        1993         1994         1995
=============================================================================================================
Pennsylvania Municipal                   $ 326      $ 233        $ 262       $   5        $ 161        $   4
Portfolio
-------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Free                      *        $   4        $   8         *          $   0        $   0
Portfolio
-------------------------------------------------------------------------------------------------------------
Kansas Tax Free Income                   $   0      $   0        $   0       $ 152        $ 180        $ 188
Portfolio
-------------------------------------------------------------------------------------------------------------
Massachusetts Intermediate-              $   7      $   8        $  17       $   6        $  19        $   0
Term Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
New York Intermediate-Term                 *          *            *           *            *            *
Municipal Portfolio
-------------------------------------------------------------------------------------------------------------
Bainbridge Tax Exempt                    $  63      $  65        $  64       $   0        $   0        $   0
Portfolio
=============================================================================================================

*Not in operation during the period.

DISTRIBUTION


The Trust has adopted a Distribution Plan for Class A, Class B, Class C and Class D shares of the Portfolios (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plans and the Distribution Agreement are in the best interests of the shareholders. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio or class affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Distribution Agreement and the Class A, Class B and Class C Distribution Plans provide for reimbursement for expenses incurred by the Distributor in an amount not to exceed .30% of the Portfolio's average daily net assets on an annualized basis provided those expenses are permissible as to both type and amount under a budget. The budget must be approved and monitored quarterly by the Trustees including Qualified Trustees. The Class B and Class C Plans provide for additional payments for distribution and shareholder services as described below.

The Class B and Class C Plans, in addition to providing for the reimbursement payments described above, provide for payments to the Distributor at an annual rate of .30% of the Class B average daily net assets and .50% of the Class C average daily net assets. These additional payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. The Distributor may use these additional payments to compensate Class B and Class C shareholders that are institutions that provide administrative services to their customers. These institutions may also charge separate fees for these and related services. It is possible that an institution may offer different classes of shares to its customers and thus receive compensation with respect to different classes. Certain Class B and Class C shareholders offering shares to their customers may be required to register as dealers pursuant to state laws.


The Class D Distribution Plan adopted by the Class D shareholders provides that the Trust will pay the Distributor a fee of up to .30% of the average daily net assets of a Portfolio's Class D shares which the Distributor can use to compensate broker-dealers and service providers, including SEI Financial Services Company and its affiliates which provide distribution related services to Class D shareholders or their customers who beneficially own Class D shares. The Class D Plan provides that, if there is more than one portfolio of the Trust having a Class D class, expenses incurred pursuant to the Class D Plan will be allocated among such several portfolios of the Trust on the basis of their relative net asset values, unless otherwise determined by a majority of the Qualified Trustees. The Class D Plan also provides for additional payments to the Distributor of up to .25% of the Class D shares' average daily net assets on an annualized basis for the Tax Free Portfolios and up to .30% for the Intermediate-Term Portfolio.


For the fiscal year ended August 31, 1995, the Portfolios paid the following amounts pursuant to the Distribution Plans:

==============================================================================================================================
                                                           Amount Paid
                                                             to Third                           Prospectus            Costs
                                                            Parties by                          Printing &         Associated
                             Total          Basis         Distributor of          Sales          Mailing              with
   Portfolio/Class           Amount         Points        Distribution-         Expenses          Costs           Registration
                                                             Related
                                                             Services
==============================================================================================================================
Tax Free Portfolio -       $  236,062         .07%          $        0          $190,896           $3,213            $41,953
Class A
------------------------------------------------------------------------------------------------------------------------------
Institutional Tax          $  587,740         .07%          $        0          $492,408           $  984            $94,348
Free Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Institutional Tax          $   80,972         .37%          $   65,707          $ 12,789           $   26            $ 2,450
Free Portfolio -
Class B
------------------------------------------------------------------------------------------------------------------------------
California Tax             $   21,751         .06%          $        0          $ 19,203           $  139            $ 2,409
Exempt Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
California Tax             $   19,628         .36%          $   16,068          $  3,143           $   23            $   394
Exempt Portfolio -
Class B
------------------------------------------------------------------------------------------------------------------------------
California Tax             $1,792,815         .56%          $1,583,144          $185,108           $1,338            $23,225
Exempt Portfolio -
Class C
==============================================================================================================================

==============================================================================================================================
                                                           Amount Paid
                                                             to Third                           Prospectus            Costs
                                                            Parties by                          Printing &         Associated
                             Total          Basis         Distributor of          Sales          Mailing              with
   Portfolio/Class           Amount         Points        Distribution-         Expenses          Costs           Registration
                                                             Related
                                                             Services
==============================================================================================================================
California                          *            *                   *                 *                *                  *
Intermediate-Term
Municipal Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Massachusetts              $    5,803         .08%          $        0          $  4,297           $   63            $ 1,443
Intermediate-Term
Municipal Portfolio
------------------------------------------------------------------------------------------------------------------------------
New York                            *            *                   *                 *                *                  *
Intermediate-Term
Municipal Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania               $   81,783         .08%          $        0          $ 65,353           $  601            $15,829
Municipal Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax           $   13,662         .07%          $        0          $ 11,711           $  176            $ 1,775
Free Portfolio
------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term          $   80,128         .08%          $        0          $ 62,543           $3,670            $13,915
Municipal Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Bainbridge Tax             $   18,865         .01%          $        0          $      0           $1,329            $17,536
Exempt Portfolio
------------------------------------------------------------------------------------------------------------------------------
Kansas Tax Free            $        0           0%          $        0          $      0           $    0            $     0
Income Portfolio -
Class A
------------------------------------------------------------------------------------------------------------------------------
Kansas Tax Free                     *            *                   *                 *                *                  *
Income Portfolio -
Class B
------------------------------------------------------------------------------------------------------------------------------
Tax Free Portfolio -       $    1,960         .27%          $    1,446          $    416           $    7            $    91
Class D
------------------------------------------------------------------------------------------------------------------------------
California                          *            *                   *                 *                *                  *
Intermediate-Term
Municipal Portfolio -
Class D
------------------------------------------------------------------------------------------------------------------------------
California Tax                      *            *                   *                 *                *                  *
Exempt Portfolio -
Class D
==============================================================================================================================

==============================================================================================================================
                                                           Amount Paid
                                                             to Third                           Prospectus            Costs
                                                            Parties by                          Printing &         Associated
                             Total          Basis         Distributor of          Sales          Mailing              with
   Portfolio/Class           Amount         Points        Distribution-         Expenses          Costs           Registration
                                                             Related
                                                             Services
==============================================================================================================================
Massachusetts                       *            *                   *                 *                *                  *
Intermediate-Term
Municipal Portfolio
- Class D
------------------------------------------------------------------------------------------------------------------------------
New York                            *            *                   *                 *                *                  *
Intermediate-Term
Municipal Portfolio
- Class D
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                        *            *                   *                 *                *                  *
Municipal Portfolio
- Class D
------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term          $    2,792        $ 33           $    2,140          $    509           $   30            $   113
Municipal Portfolio
- Class D
==============================================================================================================================

*Not in operation during the period.

The distribution-related services that may be provided under the Plans include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Except to the extent that the Manager or Advisers benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution Plans or related agreements.


For the fiscal years ended August 31, 1993, 1994 and 1995, the aggregate sales charges payable to the Distributor with respect to the Class D shares were as follows:

=========================================================================================================
                                        AGGREGATE SALES CHARGE                    AMOUNT RETAINED
                                               PAYABLE                                  BY
          PORTFOLIO                         TO DISTRIBUTOR                          DISTRIBUTOR
                                    1993         1994         1995         1993       1994        1995
=========================================================================================================
California Intermediate-Term          *            *          N/A           *           *          N/A
Municipal Portfolio
---------------------------------------------------------------------------------------------------------
Intermediate-Term Municipal         $16,328      $21,795     $38,648      $2,886       $ 508       $3,468
Portfolio
---------------------------------------------------------------------------------------------------------
Pennsylvania Municipal                *            *          N/A           *           *          N/A
Portfolio
---------------------------------------------------------------------------------------------------------
Massachusetts Intermediate-           *            *          N/A           *           *          N/A
Term Municipal Portfolio
---------------------------------------------------------------------------------------------------------
New York Intermediate-Term            *            *          N/A           *           *          N/A
Municipal Portfolio
=========================================================================================================

*Not in operation during the period.

TRUSTEES AND OFFICERS OF THE TRUST


The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087. Certain trustees and officers of the Trust also serve as trustees and officers of some or all of the following: The Achievement Funds Trust; The Advisors' Inner Circle Fund; The Arbor Fund; Bishop Street Funds; The Compass Capital Group; Conestoga Family of Funds; CoreFunds, Inc.; CrestFunds, Inc.; CUFund; First American Funds, Inc.; First American Investment Funds, Inc.; FFB Lexicon Funds; Insurance Investment Products Trust; Inventor Funds, Inc.; Marquis/sm/ Funds; Morgan Grenfell Investment Trust; The Pillar Funds; The PBHG Funds, Inc.; Rembrandt Funds(R); SEI Daily Income Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI International Trust; SEI Liquid Asset Trust; 1784 Funds; Stepstone Funds; STI Classic Funds; and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Financial Management Corporation and, except for Rembrandt/sm/ Funds, distributed by SEI Financial Services Company.

ROBERT A. NESHER - Chairman of the Board of Trustees* - Retired since 1994. Executive Officer -Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and Executive Vice President of the Distributor, September, 1981-1994.

RICHARD F. BLANCHARD - Trustee** - P.O. Box 76, Canfield Road, Convent Station, NJ 07961. Private Investor. Director of AEA Investors Inc. (acquisition and investment firm) June 1981-86, Director of Baker Hughes Corp. (oil service company) 1976-88. Director of Imperial Clevite Industries (transportation equipment company) 1981-87. Executive Vice President of American Express Company (financial services company), responsible for the investment function, before June 1981.

WILLIAM M. DORAN - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor.

F. WENDELL GOOCH - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981; President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981. Trustee of STI Classic Funds.


FRANK E. MORRIS - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds, Advisors' Inner Circle Fund, Advisors' Inner Circle Fund II, Inc. and FFB Lexicon Funds.


JAMES M. STOREY - Trustee** - Ten Post Office Square, Boston, MA, 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).


DAVID LEE - President, Chief Executive Officer - Senior Vice President of the Distributor since 1993. Vice President of the Distributor since 1991. President, GW Sierra Trust Funds prior to 1991.

CARMEN V. ROMEO - Treasurer, Assistant Secretary - Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI since 1977. Director and Treasurer of the Manager and Distributor since 1981.

ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Manager and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle and Boothe (law firm) prior to 1990.


KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Manager and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988. Corporate Legal Assistant, Omni Exploration (oil and gas investment) prior to 1983.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Manager and the Distributor, and Assistant Secretary of SEI since 1994. Secretary of the Manager and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Manager and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.


JOSEPH M. LYDON - Vice President, Assistant Secretary - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of Dreman Value Management (investment adviser), President of Dreman Financial Services, Inc. prior to 1995.


TODD CIPPERMAN - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Manager and the Distributor since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

JEFFREY A. COHEN - Controller, Assistant Secretary - CPA, Director, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.


RICHARD W. GRANT - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor.


JOHN H. GRADY, JR. - Assistant Secretary - 1800 M Street, N.W., Washington, DC 20036, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Manager and Distributor. Associate, Ropes & Gray (law firm) prior to 1993.

-----------------------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the Investment Company Act of 1940.


** Messrs. Blanchard, Gooch, Morris and Storey serve as members of the Audit
   Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.


Compensation of officers and affiliated Trustees of the Trust is paid by the Manager. For the fiscal year ended August 31, 1995, the Trust paid the following amounts to the Trustees.

=============================================================================================================
                                                                                          Total Compensation
                               Aggregate             Pension or                           from Registrant and
                              Compensation           Retirement           Estimated        Fund Complex Paid
                            From Registrant       Benefits Accrued         Annual           to Directors for
    Name of Person,        for Fiscal Year as       Part of Fund        Benefits Upon      Fiscal Year Ended
      Position                 Ended 1995             Expenses           Retirement               1995
=============================================================================================================
Edward W. Binshadler,          $ 4,016.58              $    0              $    0              $18,750 for
Trustee/1/                                                                                     services
                                                                                               on 7 boards
-------------------------------------------------------------------------------------------------------------
Richard F. Blanchard,          $15,191.59              $    0              $    0              $86,250 for
Trustee                                                                                        services
                                                                                               on 7 board(s)
-------------------------------------------------------------------------------------------------------------
William M. Doran,              $        0              $    0              $    0              $    0
Trustee
=============================================================================================================

=============================================================================================================
                                                                                          Total Compensation
                               Aggregate             Pension or                           from Registrant and
                              Compensation           Retirement           Estimated        Fund Complex Paid
                            From Registrant       Benefits Accrued         Annual           to Directors for
    Name of Person,        for Fiscal Year as       Part of Fund        Benefits Upon      Fiscal Year Ended
      Position                 Ended 1995             Expenses           Retirement               1995
=============================================================================================================
F. Wendell Gooch,              $15,191.59              $    0              $    0              $86,250 for
Trustee                                                                                        services
                                                                                               on 7 board(s)
-------------------------------------------------------------------------------------------------------------
Frank E. Morris,               $15,191.59              $    0              $    0              $86,250 for
Trustee                                                                                        services
                                                                                               on 7 board(s)
-------------------------------------------------------------------------------------------------------------
Robert A. Nesher,              $        0              $    0              $    0              $    0
Trustee
-------------------------------------------------------------------------------------------------------------
James M. Storey,               $15,191.59              $    0              $    0              $86,250 for
Trustee                                                                                        services
                                                                                               on 7 board(s)
=============================================================================================================


/1/ Retired - December 7, 1994

PERFORMANCE

From time to time, the Portfolios may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The current yield of the Portfolios that are money market funds is calculated daily based upon the 7 days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).
Realized and unrealized gains and losses are not included in the calculation of the yield.

The Portfolios compute their effective compound yield by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = {(Base Period Return + 1)/365/7/} - 1.
The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

From time to time, the Intermediate-Term Municipal, Pennsylvania Municipal, Kansas Tax Free Income, California Intermediate-Term Municipal and New York Intermediate-Term Portfolios may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Portfolios refers to the annualized income generated by an investment in the Portfolios over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2([(a-b)/(cd) + 1)]/6/ - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolios and other factors.

Yields are one basis upon which investors may compare the Portfolios with other money market funds; however, yields of other money market mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


For the 7-day period ended August 31, 1995, the end of the Trust's most recent fiscal year, the Money Market Portfolios' current effective and tax-equivalent yields were as follows:

=============================================================================================================
                                                                               7-DAY TAX-          7-DAY
                                                                7-DAY          EQUIVALENT      TAX-EQUIVALENT
       PORTFOLIO               CLASS       7-DAY YIELD     EFFECTIVE YIELD        YIELD       EFFECTIVE YIELD
=============================================================================================================
Tax Free Portfolio            Class A         3.45%             3.51%             5.70%            5.80%
                              -------------------------------------------------------------------------------
                              Class D         3.10%             3.15%             5.12%            5.21%
-------------------------------------------------------------------------------------------------------------
Institutional Tax Free        Class A         3.68%             3.75%             6.08%            6.20%
Portfolio                     -------------------------------------------------------------------------------
                              Class B         3.38%             3.44%             5.59%            5.69%
                              -------------------------------------------------------------------------------
                              Class C           *                 *                 *                *
-------------------------------------------------------------------------------------------------------------
California Tax Exempt         Class A         3.40%             3.46%             6.87%            6.99%
Portfolio                     -------------------------------------------------------------------------------
                              Class B           *                 *                 *                *
                              -------------------------------------------------------------------------------
                              Class C         2.91%             2.95%             5.88%            5.96%
                              -------------------------------------------------------------------------------
                              Class D           *                 *                 *                *
-------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Free         Class A         3.56%             3.63%             6.19%            6.31%
Portfolio
-------------------------------------------------------------------------------------------------------------
Bainbridge Tax                                3.72%             3.79%             6.15%            6.26%
Exempt Portfolio
=============================================================================================================


*Not in operation during the period


For the 30-day period ended August 31, 1995, yields on the Portfolios other than the Money Market Portfolios were as follows:

================================================================================
                                                                YIELD
                                                                      30 DAY TAX
               PORTFOLIO                     CLASS       30 DAY       EQUIVALENT
================================================================================
California Intermediate-Term Municipal      Class A        *              *
Portfolio                                   ------------------------------------
                                            Class D        *              *
--------------------------------------------------------------------------------
New York Intermediate-Term Municipal        Class A        *              *
Portfolio                                   ------------------------------------
                                            Class D        *              *
--------------------------------------------------------------------------------
Massachusetts Intermediate-Term             Class A        *              *
Municipal Portfolio                         ------------------------------------
                                            Class D        *              *
--------------------------------------------------------------------------------
Pennsylvania Municipal Portfolio            Class A      4.60%          8.00%
                                            ------------------------------------
                                            Class D        *              *
--------------------------------------------------------------------------------
Intermediate-Term Municipal Portfolio       Class A      4.63%          7.65%
                                            ------------------------------------
                                            Class D      4.10%          6.78%
--------------------------------------------------------------------------------
Kansas Tax Free Income Portfolio            Class A      4.99%          9.24%
                                            ------------------------------------
                                            Class B        *              *
================================================================================

*Not in operation during the period.

From time to time, the Intermediate-Term Municipal, Pennsylvania Municipal, Kansas Tax Free Income, California Intermediate-Term Municipal and New York Intermediate-Term Municipal Portfolios may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P(1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


Based on the foregoing, the average annual total returns for the Portfolios from inception through August 31, 1995 and for the one, five and ten year periods ended August 31, 1995 were as follows:

=====================================================================================================================
                                                                                AVERAGE ANNUAL TOTAL RETURN
        PORTFOLIO                            CLASS                    -----------------------------------------------
                                                                        ONE         FIVE         TEN          SINCE
                                                                       YEAR         YEAR         YEAR       INCEPTION
=====================================================================================================================
Tax Free Portfolio             Class A/1/                              3.48%        3.21%        4.10%        4.32%
                               --------------------------------------------------------------------------------------
                               Class D--Offering Price/13/               *            *            *          3.24%
=====================================================================================================================

=====================================================================================================================
                                                                                AVERAGE ANNUAL TOTAL RETURN
        PORTFOLIO                            CLASS                    -----------------------------------------------
                                                                        ONE         FIVE         TEN          SINCE
                                                                       YEAR         YEAR         YEAR       INCEPTION
=====================================================================================================================
Institutional Tax Free         Class A/1/                              3.70%        3.53%        4.28%        4.42%
Portfolio                      --------------------------------------------------------------------------------------
                               Class B/2/                              3.39%          *            *          3.14%
                               --------------------------------------------------------------------------------------
                               Class C                                   *            *            *            *
---------------------------------------------------------------------------------------------------------------------
California Tax Exempt          Class A/3/                              3.49%        3.31%          *          3.47%
Portfolio                      --------------------------------------------------------------------------------------
                               Class B/4/ (closed 7/12/95)
                               --------------------------------------------------------------------------------------
                               Class C/5/                              2.97%          *            *          2.78%
                               --------------------------------------------------------------------------------------
                               Class D--Offering Price                   *            *            *            *
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value                  *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal         Class A/6/                              6.81%        7.06%          *          6.71%
Portfolio                      --------------------------------------------------------------------------------------
                               Class D--Offering Price                   *            *            *            *
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value                  *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Free          Class A/7/                              3.60%          *            *          3.14%
Portfolio
---------------------------------------------------------------------------------------------------------------------
Intermediate-Term              Class A/9/                              7.53%        6.78%          *          6.54%
Municipal Portfolio            --------------------------------------------------------------------------------------
                               Class D--Offering Price/8/              3.32%          *            *          1.27%
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value/8/             7.11%          *            *          3.18%
---------------------------------------------------------------------------------------------------------------------
Kansas Tax Free Income         Class A/10/                             7.23%          *            *          7.14%
Portfolio                      --------------------------------------------------------------------------------------
                               Class B                                   *            *            *            *
---------------------------------------------------------------------------------------------------------------------
Massachusetts                  Class A/11/ (closed 8/15/95)
Intermediate-Term              --------------------------------------------------------------------------------------
Municipal Portfolio            Class D--Offering Price (closed           *            *            *            *
                               8/15/95)
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value                  *            *            *            *
                               (closed 8/15/95)
---------------------------------------------------------------------------------------------------------------------
Bainbridge Tax Exempt/12/                                              3.69%          *            *          2.90%
---------------------------------------------------------------------------------------------------------------------
New York Intermediate-         Class A                                   *            *            *            *
Term Municipal                 --------------------------------------------------------------------------------------
Portfolio                      Class D--Offering Price                   *            *            *            *
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value                  *            *            *            *
=====================================================================================================================

=====================================================================================================================
                                                                                AVERAGE ANNUAL TOTAL RETURN
        PORTFOLIO                            CLASS                    -----------------------------------------------
                                                                        ONE         FIVE         TEN          SINCE
                                                                       YEAR         YEAR         YEAR       INCEPTION
=====================================================================================================================
California Intermediate-       Class A                                   *            *            *            *
Term Municipal                 --------------------------------------------------------------------------------------
Portfolio                      Class D--Offering Price                   *            *            *            *
                               --------------------------------------------------------------------------------------
                               Class D--Net Asset Value                  *            *            *            *
=====================================================================================================================

/1/  Commenced operations 2/1/84
/2/  Commenced operations 10/15/90

/3/  Commenced operations 5/14/90
/4/  Commenced operations 1/5/94
/5/  Commenced operations 5/11/94
/6/  Commenced operations 8/14/89
*Not in operation during period.
/7/  Commenced operations 1/21/94
/8/  Commenced operations 9/28/93
/9/  Commenced operations 9/5/89
/10/ Commenced operations 12/10/90
/11/ Commenced operations 9/18/92
/12/ Commenced operations 11/9/92

/13/ Commenced operations 11/1/94

Each Portfolio may, from time to time, compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for sales charges, administrative and management costs.

DETERMINATION OF NET ASSET VALUE

Securities of the Tax Free, Institutional Tax Free, California Tax Exempt, Bainbridge Tax Exempt and the Pennsylvania Tax Free Portfolios will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

A Portfolio's use of amortized cost valuation and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 a money market portfolio must maintain a dollar-weighted average maturity of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Advisers will determine that an obligation presents minimal credit risk or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees.
In the event a first tier security of the Tax Free Portfolio, Institutional Tax Free Portfolio, California Tax Exempt Portfolio, Bainbridge Tax Exempt Portfolio or the Pennsylvania Tax Free Portfolio is downgraded below first tier security status after purchase or the Adviser of any such Portfolio becomes aware that an unrated or second tier security has received any rating below the second highest rating category after purchase, the Portfolio's Adviser will either dispose of the security within five business days or the Board of Trustees will reassess whether the security continues to present minimal credit risks. The Board may also delegate this responsibility to the Portfolio's Adviser with respect to the downgrade of a first tier security. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per unit at $1.00 for each Portfolio. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures include the determination of the extent of deviation, if any, of each Portfolio's current net asset value per unit calculated using available market quotations from each Portfolio's amortized cost price per unit at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated; and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.


Securities of the Intermediate-Term Municipal, Pennsylvania Municipal, Kansas Tax Free Income, California Intermediate-Term Municipal and New York Intermediate-Term Municipal Portfolios are valued by the Manager pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

PURCHASE AND REDEMPTION OF SHARES

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may be order permit. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Manager, a Portfolio's Adviser, the Distributor and/or the Custodian are not open for business.


In calculating the sales charge rates applicable to current purchases of Class D shares, members of the following affinity groups and clients of the following broker-dealers, each of which has entered into an agreement with the Distributor, are entitled to the following percentage-based discounts from the otherwise applicable sales charge:

                                                     Date                  Date
                                                     Offer                 Offer
Name of Group                 Percentage Discount    Starts                Terminates
-------------                 -------------------    ------                ----------
Countrywide Funding Corp.            100%            July 27, 1994         September 19, 1994
                                      50%            September 23, 1994    November 22, 1994

Those members or clients who take advantage of a percentage-based reduction in the sales charge during the offering period noted above may continue to purchase shares at the reduced sales charge rate after the offering period relating to each such purchaser's affinity group or broker-dealer relationship has terminated.

Please contact the Distributor at 1-800-437-6016.

SHAREHOLDER SERVICES

Stop-Payment Requests (Money Market Portfolios only): Investors may request a stop payment on checks by providing the Trust with a written authorization to do so. Oral requests will be accepted provided that the Trust promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Trust will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $20 service fee per check which will be deducted from their accounts.


The following is a description of plans and privileges by which the sales charges imposed on the Class D shares of the Intermediate-Term Municipal Portfolio Pennsylvania Municipal Portfolio, New York Intermediate-Term Municipal Portfolio and California Intermediate-Term Municipal Portfolio may be reduced.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts when his new investment, together with the current market value of all holdings of that shareholder in the Portfolios reaches a discount level. See "Additional Information About Doing Business With Us" in the Prospectuses for the sales charge on quantity purchases.

LETTER OF INTENT: The reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Portfolio which provides for the holding in escrow by the Distributor of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Manager will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.

DISTRIBUTION INVESTMENT OPTION: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Portfolios and consider the differences in objectives and policies before making any investment.

REINSTATEMENT PRIVILEGE: A shareholder who has redeemed shares of any of the Portfolios has a one-time right to reinvest the redemption proceeds in shares of the Portfolios at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

EXCHANGE PRIVILEGE: A shareholder may exchange the shares of these Portfolios, for which good payment has been received, in his account at any time, regardless of how long he has held his shares.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone, proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Portfolio (the "Old Portfolio") to be exchanged and the purchase at net asset value of the shares of the other portfolios (the "New Portfolios") plus in certain cases, as disclosed in each Prospectus, any applicable sales charge. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the redemption cut-off time specified in each Prospectus, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Old Portfolio, and thus the purchase of shares of the New Portfolios, may be delayed for up to seven days if the Portfolios determine that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a shareholder's Exchange Request to the Portfolios subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

TAXES

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio will decide whether to distribute or retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Portfolio as a credit against their federal income tax liability.

A gain or loss realized by a shareholder on the sale or exchange of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Portfolio, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.

Each Portfolio within the Trust is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Trust as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Portfolio.

If a Portfolio fails to qualify as a regulated investment company ("RIC") for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders, subject to the corporate dividends received deduction for corporate shareholders. No dividends of any Portfolio are expected to qualify for that deduction.

As noted in the Prospectuses for the Portfolios, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at the rate of 26% to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax. The Portfolios intend, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Portfolios and will be applied uniformly to all dividends declared with respect to the Portfolios during that year. This percentage may differ from the actual percentage for any particular day.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolios will not be deductible for federal income tax purposes to the extent that the Portfolios distribute exempt-interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Portfolios. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds.

Issuers of bonds purchased by the Portfolios (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

STATE TAXES

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon applicable state and local law, shareholders of a Portfolio may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities in which they reside, but shareholders may be subject to tax on income derived from obligations of other jurisdictions. Each Portfolio will make periodic reports to shareholders of the source of distributions on a state-by-state basis. Shareholders should consult their tax advisors concerning the state and local tax consequences of investments in the Trust, which may differ from the federal income tax consequences described above.

CALIFORNIA STATE TAXES. If the California Tax Exempt Portfolio qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Portfolio in a written notice to shareholders mailed within 60 days of the close of the Portfolio's taxable year and (2) to the extent the interest received by the Portfolio during the year on California Tax Exempt Obligations exceeds expenses of the Portfolio that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Portfolio were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. Corporations subject to California franchise tax that invest in the Portfolio may not be entitled to exclude California exempt-interest dividends from income.

The Portfolio is treated as a separate taxable entity for California tax purposes, and is therefore subject to California franchise or corporate income tax on its net income. However, the Portfolio intends to qualify as a RIC under the Code, and if it does so qualify, will be entitled, for California tax purposes, to a deduction for dividends paid to shareholders. As a regulated investment company, the Portfolio will pay California franchise or corporate income tax only on any undistributed income, net of allocable expenses.

The foregoing discussion, as well as the discussion in the Prospectus, provides only a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.



KANSAS STATE TAXES. Kansas Statute, K.S.A. 32,117, exempts certain interest income from Kansas income tax. Generally, interest from obligations issued prior to January 1, 1988, is exempt from Kansas income tax only if there is statutory authority exempting the interest from the particular obligations in question. For example, specific statutory authority exists exempting interest from the Board of Regents Revenue Bonds issued for State Universities, Highway Bonds of the State and Turnpike Authority Revenue Bonds, City Budget, Housing, Industrial and Transit System Revenue Bonds, Municipal Airport, Sewer System and Urban Revenue Bonds, certain obligations issued by the Department of Parks and Wildlife, Johnson County Park and Recreation District Revenue Bonds, Board of Education Revenue Bonds for certain vocational schools and Board of Regents Bonds of any municipal university, even though issued before January 1, 1988.

Interest from all obligations issued by the State of Kansas or its political subdivisions after December 31, 1987 is excluded from Kansas adjusted gross income in determining Kansas tax liability.

Kansas adjusted gross income of an individual or corporation is based on federal adjusted gross or taxable income, with modifications. One modification is for interest which is exempt federally but not for Kansas purposes, and another is for interest which is taxable federally but not for Kansas purposes. Under K.S.A. 79-32,135, beneficiaries (Shareholders) of a trust (such as the Portfolio) take into account their pro rata shares of these modifications, on
                                   --- ----
their Kansas income tax returns. The effect of this statutory structure is to exempt, for Kansas income tax purposes, interest on the above-described obligations for both the Portfolio and its Shareholders who are Kansas residents. Shareholders who are not Kansas residents should consult with their tax advisor regarding taxability in their state.

PENNSYLVANIA STATE TAXES. Distributions paid by a Portfolio to shareholders will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Portfolio from its investments in (i) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board of agency created by the Commonwealth of Pennsylvania or any public authority created by such political subdivision (collectively, "Pennsylvania Obligations") and (ii) obligations of the United States, the interest and gains from which are statutorily free from state taxation in the Commonwealth or the United States (collectively, "U.S. Obligations"). Distributions by a Portfolio to a Pennsylvania resident that are attributable to most other sources will not be exempt from the Pennsylvania personal income tax or (for residents of Philadelphia) the Philadelphia School District investment net income tax.


Distributions paid by a Portfolio which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by a Portfolio attributable to interest received from its investments in Pennsylvania Obligations and U.S. Obligations to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Internal Revenue Code if the interest were exempt from federal income tax. Distributions by a Portfolio attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Portfolio shares are considered exempt assets (with a pro rata exclusion based on the value of the
                                 --- ----
Portfolio attributable to its investments in Pennsylvania Obligations and U.S. Government Obligations) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.

Shares purchased as an investment in a Portfolio are exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Portfolio's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

NEW YORK STATE TAXES. Exempt-interest dividends paid by the Portfolio that are derived from interest on Municipal Securities issued by New York State and the political subdivisions or any agency or instrumentality thereof or any territory or possession of the United States will be exempt from New York State and New york City personal income taxes, but not corporate franchise taxes. Other dividends and distributions from other Municipal Securities, U.S. Government obligations, taxable income and capital gains will not be exempt from New york State and New York City taxes.

Shareholders should consult their advisers concerning the state and local tax consequences of investment in the Portfolio, which may differ from the federal income tax consequences described above.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisers are responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Advisers may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisers under the Advisory Agreements, and the expenses of the Advisers will not necessarily be reduced as a result of the receipt of such supplemental information.

The money market securities in which certain of the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, a Portfolio's Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

It is expected that certain of the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Portfolios may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with payment of certain of the Portfolios' expenses by such broker-dealers. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Advisers may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Adviser. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Advisers will be in addition to and not in lieu of the services required to be performed by an Adviser under the Advisory Agreements. If in the judgement of an Adviser the Portfolios, or other accounts managed by the Adviser, will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of an Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.


For the fiscal year ended August 31, 1995 , the Portfolios paid brokerage fees as follows:

===========================================================================================================================
                                              TOTAL $
                            TOTAL $          AMOUNT OF                           TOTAL $
                            AMOUNT OF         BROKERED          TOTAL $           AMOUNT                          TOTAL $
                            BROKERED        TRANSACTIONS       AMOUNT OF       OF BROKERAGE       TOTAL $        AMOUNT OF
                          TRANSACTIONS        THROUGH          BROKERAGE       COMMISSIONS       AMOUNT OF       BROKERAGE
                            FOR YEAR       AFFILIATES FOR     COMMISSIONS        PAID TO         BROKERAGE      COMMISSIONS
                              ENDED          YEAR ENDED       PAID IN YEAR    AFFILIATES IN     TRANSACTIONS     PAID FOR
PORTFOLIO                    8/31/95          8/31/95        ENDED 8/31/95      YEAR ENDED      FOR RESEARCH     RESEARCH
                                                                                 8/31/95
===========================================================================================================================
Tax Free Portfolio       $1,764,444,102        $   0             $    0           $    0           $    0         $    0
---------------------------------------------------------------------------------------------------------------------------
Institutional Tax        $3,790,139,908        $   0             $    0           $    0           $    0         $    0
Free Portfolio
---------------------------------------------------------------------------------------------------------------------------
California               $   98,930,439        $   0             $    0           $    0           $    0         $    0
Intermediate-Term
Municipal Portfolio
---------------------------------------------------------------------------------------------------------------------------
California Tax           $  800,272,051        $   0             $    0           $    0           $    0         $    0
Exempt Portfolio
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term        $  215,017,320        $   0             $    0           $    0           $    0         $    0
Municipal Portfolio
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania             $  152,469,177        $   0             $    0           $    0           $    0         $    0
Municipal Portfolio
---------------------------------------------------------------------------------------------------------------------------
Kansas Tax Free          $   58,120,520        $   0             $    0           $    0           $    0         $    0
Portfolio
---------------------------------------------------------------------------------------------------------------------------
Massachusetts            $   26,590,185        $   0             $    0           $    0           $    0         $    0
Intermediate-Term
Municipal Portfolio
---------------------------------------------------------------------------------------------------------------------------
Bainbridge Tax           $1,101,619,796        $   0             $    0           $    0           $    0         $    0
Exempt Portfolio
---------------------------------------------------------------------------------------------------------------------------
New York                        *                *                 *                *                *               *
Intermediate-Term
Portfolio
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax
Free Portfolio
===========================================================================================================================


For the fiscal year ended August 31, 1993, no Portfolio paid any brokerage commissions. For the fiscal year ended August 31, 1994, the Portfolios paid the following brokerage commissions:

============================================================================================================
                                             TOTAL $ AMOUNT OF BROKERED       TOTAL $ AMOUNT OF BROKERAGE
                                             TRANSACTIONS IN YEAR ENDED    COMMISSIONS PAID TO AFFILIATES IN
               PORTFOLIO                               8/31/94                    YEAR ENDED 8/31/94
============================================================================================================
Tax Free Portfolio                                 $1,295,056,630                       $    0
------------------------------------------------------------------------------------------------------------
Institutional Tax Free Portfolio                   $2,552,016,287                       $    0
------------------------------------------------------------------------------------------------------------
California Intermediate-Term Municipal                    *                                *
Portfolio
------------------------------------------------------------------------------------------------------------
California Tax Exempt Portfolio                    $1,629,542,628                       $    0
------------------------------------------------------------------------------------------------------------
Intermediate-Term Municipal Portfolio              $  126,688,721                       $    0
------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Portfolio                   $   65,910,723                       $    0
------------------------------------------------------------------------------------------------------------
Kansas Tax Free Income Portfolio                   $    9,027,575                       $    0
------------------------------------------------------------------------------------------------------------
Massachusetts Intermediate-Term                    $   21,369,339                       $    0
Municipal Portfolio
------------------------------------------------------------------------------------------------------------
Bainbridge Tax Exempt Portfolio                    $  560,801,616                       $    0
------------------------------------------------------------------------------------------------------------
New York Intermediate-Term Portfolio                      *                                *
------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Free Portfolio                    $            0                       $    0
============================================================================================================


*Not in operation during the period.

It is expected that the portfolio turnover rate will normally not exceed 100% for any Portfolio. A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Portfolio to receive favorable tax treatment.

For each of the fiscal years ending August 31, 1994 and 1995, the portfolio turnover rate for each of the following Portfolios was:

================================================================================
                                                                  TURNOVER RATE
                         PORTFOLIO                               ---------------
                                                                 1995       1994
================================================================================
Pennsylvania Municipal Portfolio                                  23%        25%
--------------------------------------------------------------------------------
Intermediate-Term Municipal Portfolio                             36%        58%
--------------------------------------------------------------------------------
Kansas Tax Free Income Portfolio                                  18%        11%
--------------------------------------------------------------------------------
Massachusetts Intermediate-Term Municipal Portfolio (closed        --        77%
8/15/95)
--------------------------------------------------------------------------------
New York Intermediate-Term Municipal Portfolio                     *          *
--------------------------------------------------------------------------------
California Intermediate-Term Municipal Portfolio                   *          *
================================================================================

* Not in operation during the period.

DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Portfolio, after taking into account the Class B, Class C and Class D distribution expenses. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

5% SHAREHOLDERS


As of October 4, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

TAX FREE PORTFOLIO (Class A)

First Fidelity Bank, NA                             14.13%        46,674,287.650
Attn:  Joanne Monteiro
Broad & Walnut Streets
Philadelphia, PA 19109

Vose & Co.                                          18.64%        61,582,504.350
c/o Fleet/Norstar Services
One East Avenue
Rochester, NY 14638-0001

EAMCO                                               14.54%        48,031,853.060
c/o Riggs National Bank
Attn:  Jill Whitley
Trust Operations/Mutual Funds Dept.
1120 Vermont Avenue, NW
Washington, DC 20005

Smith & Co.                                         22.60%        74,661,323.320
c/o First Security Bank of Utah
Attn:  Rick Parr
P.O. Box 30007
Salt Lake City, UT 84130

TAX FREE PORTFOLIO (Class D)
Reliance Trust Company                             100.00%           308,165.290
P.O. Box 48449
Atlanta, GA 30362

INSTITUTIONAL TAX FREE PORTFOLIO

Bank of America NT & SA                              7.14%        53,022,562.690
Attn:  Common Trust Funds
Unit #8329
P.O. Box 3577 Terminal Annex
Los Angeles, CA 90051

First American Trust Company                         8.39%        62,354,174.040
Attn:  Jeff Eubanks
800 First American Center
Nashville, TN 37237-0801

Calhoun & Co.                                       11.28%        83,840,488.380
c/o Coamerica Bank
Attn:  Dennis Miriani
P.O. Box 1319, 7th Floor
Detroit, MI 48231

River Oaks Trust Company                             7.23%        53,700,903.000
Attn:  Trust Operations
Securities Movement & Control
P.O. Box 4886
Houston, TX 77210-4886

Unit & Co.                                           8.08%        60,040,344.000
c/o US National Bank of Oregon
Attn:  Jeanene Wine
P.O. Box 3168
Portland, OR 97208

Eagle Trust Company                                  9.85%         1,531,846.160
Attn:  Martha Schaffer
680 E. Swedesford Road
Wayne, PA 19087

Palm Beach National Bank &                          11.87%         1,844,633.000
Trust Company
Attn:  Diana Z. Hellmann
11760 US Highway One, #100
North Palm Beach, FL 33408

INSTITUTIONAL TAX FREE PORTFOLIO (Class B)

Muir & Co.                                          58.87%         9,151,581.660
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

Oltrust & Co.                                       17.98%         2,795,688.830
c/o Old Naitonal Bank in Evansville
Attn:  David Crow
P.O. Box 207
Evansville, IN 47702

INSTITUTIONAL TAX FREE PORTFOLIO (Class C)

Enbecee Company                                    100.00%         5,102,803.370
c/o First National Bank of Commerce
Attn:  Denise Marx
Cash Sweep Trust OPS
P.O. Box 61837
New Orleans, LA 70161-1837

CALIFORNIA TAX EXEMPT PORTFOLIO

The Bank of California NA                           70.50%        28,412,366.300
Cash Management Services
475 Samsome Street, 11th Floor
Attn:  Elena Aguba
San Francisco, CA 94111

Palsan Company                                      16.37%         6,597,583.210
c/o Sumitomo Bank of California
320 California Street, 3rd Floor
Trust Department - Stephen N. Emigh
San Francisco, CA 94104

CALIFORNIA TAX EXEMPT PORTFOLIO (Class C)

Southwest Securities Special                        82.36%       275,359,804.700
Custody Act for Exclusive
Benefit of our Customers
Attn:  Cathy Reames
P.O. Box 509002
Dallas, TX 75250

City National Bank                                  17.64%        58,979,600.280
Attn:  Michael Nunnelee
400 N. Roxbury Drive, Suite 700
Beverly Hills, CA 90210

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO (Class A)

PACO                                                 7.62%           683,336.125
c/o Bank of America NT & SA
Attn: Mutual Funds 8615
P.O. Box 3577 Terminal Annex
Los Angeles, CA  90051

Transco & Company                                   14.17%         1,270,073.632
c/o Intrust Bank, N.A.
Attn:  Pat Wills
P.O. Box 48698
Wichita, KS  67201

GARICO                                               7.46%           668,915.758
c/o American National Bank
  of Chicago
Dept. 77-3272, Division 219
Attn:  Wendy Kosek
Chicago, IL  60678-3272

ISTCO                                                6.19%           554,775.021
c/o Magna Trust Company
P.O. Box 523
Belleville, IL  62222-0523

Eagle Trust Company                                  9.53%           853,986.744
Attn:  Jacqueline Esposito
680 E. Swedesford Road
Wayne, PA  19087

Smith & Co.                                          6.80%           609,084.546
c/o First Security Bank of Utah, N.A.
Attn:  Money Market/Mutual Fund Desk
P.O. Box 25297
Salt Lake City, UT  84125

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO (Class D)

Sumitomo Bank Trustee, FBO                           7.70%             4,007.124
The Chiu 1981 Revocable Trust
373 First Street
Suite 200
Los Altos, CA  94022

Sumitomo Bank Trustee, FBO                           7.45%             3,872.515
Helen Loy Trustee
Helen Loy Trust U/A/D 12/90
757 El Cerrito Avenue
Hillsborough, CA  94010

Sumitomo Bank Trustee, FBO                           5.67%             2,949.917
Etsuko M. Horio & Mike Horio Jtten
264 Belblossom Drive
Los Gatos, CA  95032

Sumitomo Bank Trustee, FBO                           5.67%             2,949.363
Rose Kume
2309 Buena Vista Avenue
Belmont, CA  94002

Relico                                              20.77%            10,797.530
P.O. Box 48449
Atlanta, GA  30362

Sumitomo Bank Trustee, FBO                          18.63%             9,683.696
Osamu & Daisy I Nagamine Trustees
Osamu & Daisy Iku Nagamine Rev Living
Trust U/A/D 05/31/78
375 Condit Lane
Watsonville, CA  95076

PENNSYLVANIA MUNICIPAL PORTFOLIO

ACO                                                 83.06%         8,018,246.000
c/o Integra Trust Services
Attn:  Karen White
Trust Securities Section 2-032
300 Fourth Avenue
Pittsburgh, PA  15278-2232

Meg and Co.                                          7.59%           732,846.081
c/o United States National Bank
Attn:  Debbie Moraca
P.O. Box 520
Johnstown, PA  15907

PENNSYLVANIA TAX FREE PORTFOLIO

Eagle Trust Company                                 10.64%         2,668,160.190
Attn:  Martha Schaffer
680 E. Swedesford Road
Wayne, PA  19087

The Fulton Company                                  81.96%        20,552,075.080
c/o Fulton Bank Trust Dept.
Attn:  Dennis Patrick
One Penn Square
Lancaster, PA  17602

KANSAS TAX FREE PORTFOLIO

Transco & Company                                   99.33%         6,154,928.049
c/o Intrust Bank, N.A.
Attn:  Pat Wills
P.O. Box 48698
Wichita, KS  67201

BAINBRIDGE TAX EXEMPT PORTFOLIO

NationsBank                                        100.00%       147,525,045.160
c/o NationsBanc Services, Inc.
Attn:  David Thayer/Deborah Goldman
1401 Elm Street, 11th Floor
Dallas, TX  75202-2911

EXPERTS

The financial statements in this Statement of Additional Information and the Financial Highlights included in the Prospectuses have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

TAX FREE PORTFOLIO
-------------------------------------------------------------------------------

                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 103.8%
ALABAMA -- 1.0%
 Birmingham, Baptist Medical Center, Special Care
  Facilities, Baptist Health System, Ser A, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                           $  3,630    $   3,630
                                                                     ---------
ALASKA -- 0.3%
 Alaska State Housing Finance Corporation, Government
  Purpose, Ser A, VRDN, RB 3.550%, 09/07/95 (A) (B)
  (C)                                                       1,200        1,200
                                                                     ---------
ARIZONA -- 2.2%
 Arizona Health Facilities Authority, Pooled Loan
  Program, VRDN, RB,
  FGIC Insured
  3.750%, 09/07/95 (A) (B)                                    800          800
 Chandler Industrial Development Authority, Parsons
  Municipal Series Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                              3,900        3,900
 Tucson, Industrial Development Authority, Tucson
  Center Parking Garage, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                              3,700        3,700
                                                                     ---------
                                                                         8,400
                                                                     ---------
ARKANSAS -- 1.7%
 Pine Bluff Industrial Development Authority, Camden
  Wire Project, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                              6,300        6,300
                                                                     ---------
CALIFORNIA -- 3.7%
 California Community College Financial Authority, Ser
  A, TRAN
  4.750%, 07/10/96                                          2,000        2,011
 California State Pollution Control Revenue, San Diego
  Gas & Electric, RB, 4.000%, 09/01/96 (A) (B)              1,000        1,000

--------------------------------------------------------------------------
                                                      Face
                                                  Amount (000) Value (000)
--------------------------------------------------------------------------
 Los Angeles County, Multi-Family Housing, Malibu
  Meadows Project, Ser A, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                      $ 4,000     $  4,001
 Los Angeles Unified School District, TRAN
  4.500%, 07/03/96                                    2,500        2,516
 San Diego Community College, TRAN
  4.500%, 07/06/96                                    3,500        3,513
 Western Placer, Unified School District, TRAN
  4.700%, 09/05/96                                    1,000        1,005
                                                                --------
                                                                  14,046
                                                                --------
COLORADO -- 1.8%
 Colorado Housing Finance Authority, Multi-Family
  Housing, Cambray Park Project, VRDN, RB
  3.700%, 09/07/95 (A) (B)                            2,900        2,900
 Colorado Housing Finance Authority, Multi-Family
  Housing, Grants Plaza Project 1991A, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                        1,200        1,200
 Colorado Housing Finance Authority, Multi-Family
  Housing, Windridge Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                        1,000        1,000
 Colorado River Authority, RB, Pre-Refunded @ 102
  9.000%, 01/01/96 (C) (D)                            1,000        1,036
 Jefferson County Industrial Development Revenue,
  Southwest Medpro Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                          600          600
                                                                --------
                                                                   6,736
                                                                --------
FLORIDA -- 8.4%
 Boca Raton Industrial Revenue Authority, Parking
  Garage, Ser 84A, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                        3,125        3,125
 Dade County, Aviation Revenue, Ser V, VRDN, RB
  3.650%, 09/07/95 (A) (B)                           10,955       10,955

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

TAX FREE PORTFOLIO--CONTINUED
-------------------------------------------------------------------------------

                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Florida Housing Finance Authority, Sarasota Beneva
  Place, Ser C, VRDN, RB 3.675%, 09/07/95 (A) (B) (C)    $ 2,975     $  2,975
 Florida Housing Finance Authority, VRDN, RB 3.800%,
  09/07/95 (A) (B) (C)                                     2,300        2,300
 Lee Industrial Development Authority, Christ Mission
  Shell Point Village,
  VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                            11,155       11,155
 Pasco County Housing Facility Authority, Multi-Family
  Housing, Carlton Arms/Magnolia Valley, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                             1,000        1,000
                                                                     --------
                                                                       31,510
                                                                     --------
GEORGIA -- 6.7%
 Clayton County, Multi-Family Housing Authority,
  Summercourt Project,
  VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                             1,475        1,475
 Cobb County, Housing Finance Authority, Summeroak
  Project, Ser 1985G,
  VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                             6,675        6,675
 Dekalb County Hospital Authority, Dekalb Medical
  Center, Ser 1994, VRDN, RB 3.750%, 09/07/95 (A) (B)
  (C)                                                      6,160        6,160
 Dekalb County, Development Authority Revenue, Dart
  Container Project, VRDN, RB 4.050%, 09/07/95 (A) (B)
  (C)                                                      1,000        1,000
 Dekalb County, Multi-Family Housing Revenue, Wood
  Terrace Project, VRDN, RB 3.825%, 09/07/95 (A) (B)
  (C)                                                      4,690        4,690
 Newton, Industrial Development Revenue, H.B. Fuller
  Project, Ser 1984, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                             3,100        3,100

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Rockdale County Hospital Authority, VRDN, RB, Revenue
  Anticipation Certificates
  3.750%, 09/07/95 (A) (B) (C)                           $ 2,000     $  2,000
                                                                     --------
                                                                       25,100
                                                                     --------
ILLINOIS -- 9.0%
 Chicago, Multi-Family Housing Authority, Waveland
  Project, Ser E, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                             7,000        7,000
 East Peoria, Multi-Family Housing Revenue, Radnor
  East Project, VRDN, RB 3.950%, 09/07/95 (A) (B)          1,000        1,000
 Illinois State Development Finance Authority,
  Catholic Charities VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                             7,500        7,500
 Illinois State Development Financial Authority, Dart
  Container Project, VRDN, RB 3.675%, 09/07/95 (A) (B)
  (C)                                                      1,300        1,300
 Illinois State Health Facilities Authority, Midwest
  Cambridge Project,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                             3,600        3,600
 Illinois State Health Facilities Authority,
  University of Chicago Revolving Revenue Fund, TECP
  3.900%, 02/08/96 (B)                                     3,900        3,900
 Peoria Economic Development, North Point Shopping
  Center Project, VRDN, RB
  3.950%, 12/01/95 (A) (B) (C)                             2,500        2,500
 Saint Clair Industrial Building Revenue, Winchester
  Apartments Project,
  Ser 94, VRDN, RB
  4.050%, 09/07/95 (A) (B)                                 3,000        3,000
 Skokie, Industrial Development Authority, Fashion
  Square Project, VRDN, RB
  4.200%, 09/07/95 (A) (B) (C)                             2,800        2,800
 Springfield, Community Improvement Revenue, Kent
  Family Project, VRDN, RB 3.700%, 09/07/95 (A) (B)
  (C)                                                      1,250        1,250
                                                                     --------
                                                                       33,850
                                                                     --------


--------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
--------------------------------------------------------------------------------
INDIANA -- 9.7%
 Bartholomew Consolidated Schools, TAW
  5.750%, 12/29/95                                       $ 1,417     $  1,419
 Fort Wayne Community Schools, TAW
  5.500%, 12/29/95                                         7,000        7,006
 Fort Wayne Economic Development Authority, Georgetown
  Place Venture, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             5,500        5,500
 Gary Environmental Improvement, US Steel, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                             9,800        9,802
 Indiana Bond Bank Advance Refunding Project,
  Ser B, BAN
  3.750%, 01/10/96                                         2,086        2,086
 Indiana State Housing Finance Authority, VRDN, RB,
  Callable 03/01/96 @ 100 3.900%, 07/01/96 (A)             3,000        3,000
 Indianapolis, Local Improvement Board, Ser D, Bank
  Notes
  4.250%, 01/11/96 (B)                                     4,875        4,888
 Penn Harris Madison School District, TAW
  5.000%, 12/29/95                                         1,000        1,001
 Westfield, High School Building, Ser A, BAN 4.050%,
  12/01/95                                                 2,000        2,000
                                                                     --------
                                                                       36,702
                                                                     --------
IOWA -- 3.6%
 Iowa Finance Authority, Small Business Revenue,
  Multi-Family Housing, Village Court Project, Ser
  85A, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                             6,645        6,645
 Iowa State Finance Authority, Village Court Project,
  VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                             7,000        7,000
                                                                     --------
                                                                       13,645
                                                                     --------

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
KANSAS -- 1.1%
 Kansas City, Industrial Development Revenue, Moderate
  Income Housing Project, RB,
  4.250%, 06/01/96 (A) (B)                               $ 1,000     $   1,000
 Leawood, BAN
  4.000%, 03/15/96                                         2,500         2,500
 Salina, Central Mall Dillard, Ser 84, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                               495           495
                                                                     ---------
                                                                         3,995
                                                                     ---------
KENTUCKY -- 0.8%
 Perry County Health Facilities System, Appalachian
  Regional Hospital,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             3,000         3,000
                                                                     ---------
MARYLAND -- 1.9%
 Baltimore County, Pollution Control Revenue,
  Baltimore Gas & Electric Project, TECP 3.600%,
  10/03/95 (B)                                             2,000         2,000
 Montgomery County, Multi-Family Housing
  Opportunities, Community Housing, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             5,000         5,000
                                                                     ---------
                                                                         7,000
                                                                     ---------
MASSACHUSETTS -- 1.5%
 Massachusetts Bay Transportation Authority, RB
  4.400%, 01/01/95 (A) (B) (C)                             5,700         5,700
                                                                     ---------
MICHIGAN -- 2.3%
 Grand Rapids, Educational Development Corporation,
  Revenue Amway #2,
  VRDN, RB
  3.650%, 09/07/95 (A) (B)                                 1,060         1,060
 Wayne County, Detroit School District, School Aid
  Notes 4.500%, 05/01/96 (B)                               5,000         5,021
 Wayne County, Downriver System Sewer Disposal
  Project, Ser B, TECP
  4.350%, 09/26/95 (B) (C)                                 2,670         2,670
                                                                     ---------
                                                                         8,751
                                                                     ---------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

TAX FREE PORTFOLIO--CONTINUED

--------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
--------------------------------------------------------------------------------
MINNESOTA -- 8.4%
 Bloomington Commercial Development, Revenue Park
  Project, VRDN, RB
  3.860%, 09/07/95 (A) (B) (C)                           $  2,975    $  2,975
 Cloquet Pollution Control Revenue, Potlatch Project,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                              3,900       3,900
 Golden Valley Industrial Development Revenue, Graco
  Project, VRDN, RB 3.950%, 09/07/95 (A) (B) (C)              805         805
 Minneapolis, Commercial Development Revenue, Thresher
  Square Partnership II, VRDN, RB
  3.710%, 09/07/95 (A) (B) (C)                              4,335       4,335
 Minneapolis, Ser A, VRDN, RB 3.610%, 09/07/95 (A) (B)
  (C)                                                       2,670       2,670
 Minneapolis, Ser B, VRDN, GO 3.610%, 09/07/95 (A) (B)
  (C)                                                      13,000      13,000
 Saint Paul, Water Revenue,
  Ser 1994-D, VRDN, RB
  3.660%, 09/07/95 (A) (B) (C)                              4,000       4,000
                                                                     --------
                                                                       31,685
                                                                     --------
MISSOURI -- 0.6%
 Howell County Industrial Development Authority,
  Safeway Project, VRDN, RB 3.800%, 02/01/96 (A) (B)
  (C)                                                       1,225       1,225
 Missouri State Environment Improvement and Energy
  Pollution Control, Union Electric Project, RB
  4.000%, 06/01/96 (A) (B) (C)                              1,000       1,000
                                                                     --------
                                                                        2,225
                                                                     --------
NEBRASKA -- 0.8%
 Nebraska Public Power District, Ser B, TECP
  3.950%, 09/08/95                                          3,000       3,000
                                                                     --------
NEW HAMPSHIRE -- 0.7%
 New Hampshire Higher Education & Health Facilities
  Authority, Dartmouth College, Ser 1995, RB, Putable
  06/01/96 @ 100
  4.100%, 06/01/16 (A)                                      2,500       2,500
                                                                     --------

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
NEW MEXICO -- 0.7%
 Albuquerque, Industrial Development Revenue, Plastech
  Project, Ser 94-B, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                           $ 2,305     $  2,305
 Dona Ana County Industrial Development Authority,
  Foamex Products Project, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                               500          500
                                                                     --------
                                                                        2,805
                                                                     --------
NEW YORK -- 2.4%
 Campbell Savona Community School District, BAN
  5.800%, 01/25/96                                         3,500        3,505
 Nassau County, Ser F, BAN 4.500%, 03/15/96                1,500        1,505
 New York State Pollution Control, Energy & Research
  Development Authority, New York State
  Electric & Gas, RB
  4.650%, 03/15/96 (A) (B)                                 2,000        2,000
 Ontario County Industrial Development Authority,
  Seneca Foods Project,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                             2,185        2,185
                                                                     --------
                                                                        9,195
                                                                     --------
NORTH DAKOTA -- 0.6%
 Fargo, Commercial Development Revenue, Cass Oil
  Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             2,200        2,200
                                                                     --------
OHIO -- 2.9%
 Cincinnati & Hamilton County Port Authority, CEI
  Realty Project, VRDN, RB
  4.350%, 09/01/95 (A) (B) (C)                               105          105
 Montgomery County, Economic Development Revenue,
  Wayne Town Center, VRDN, RB
  4.500%, 10/01/95 (A) (B) (C)                             1,065        1,065
 North Olmstead, General Purpose Improvement,
  Ser 1995, BAN
  4.670%, 06/20/96                                         2,500        2,508

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Ohio State, Court Street Center, Ser 1983, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                         $ 1,000     $  1,000
 Summit County, Industrial Development Authority,
  SGS Tool II Project, RB
  4.350%, 11/01/95 (A) (B) (C)                             375          375
 Summit County,
  Ser 1995-A, BAN
  5.000%, 03/07/96                                       5,000        5,009
 Toledo, Industrial Development Revenue, Countymark
  Coop Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             900          900
                                                                   --------
                                                                     10,962
                                                                   --------
OKLAHOMA -- 1.5%
 Oklahoma City Industrial Development Authority,
  Baptist General Convention Refunding, Ser 89, RB
  4.000%, 03/01/96 (A) (B) (C)                           1,940        1,940
 Tulsa County Industrial Development Authority,
  Laureate Psychiatric
  Project, RB
  3.750%, 12/15/95 (B)                                   2,000        2,000
 Tulsa Parking Authority, Refunding First Mortgage
  Williams Project 84, Ser A, VRDN, RB
  4.300%, 11/15/95 (A) (B) (C)                             540          540
 Tulsa, University of Tulsa,
  Ser 1985, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                           1,100        1,100
                                                                   --------
                                                                      5,580
                                                                   --------
OREGON -- 1.7%
 Klamath, Electric Revenue,
  Ser C, VRDN, RB,
  Putable 05/01/96 @ 100
  4.400%, 11/15/96 (A)                                   3,000        3,000
 Port of Portland, Public Grain Elevator, Columbia
  Grain, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                           3,500        3,500
                                                                   --------
                                                                      6,500
                                                                   --------
PENNSYLVANIA -- 8.7%
 Allegheny County, Higher Education Building
  Authority, University of Pittsburgh, Ser 85B,
  VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                           1,700        1,700

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Berks County Industrial Development Authority, Rilsaw
  Industrial Project,
  Elf Aquitaine, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                           $   400     $     400
 Clarion County Industrial Development Authority,
  Specialized Development, Revenue Meritcare, MTC
  Project, Ser A, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             1,000         1,000
 Delaware County Industrial Development Authority,
  British Petroleum Project, Ser 1995, VRDN, RB
  3.250%, 09/01/95 (A) (B)                                   850           850
 Delaware County, Industrial Development Authority,
  Airport Facilities, United Parcel Service, Ser 85,
  VRDN, RB
  3.400%, 09/01/95 (A) (B)                                 1,700         1,700
 Delaware Valley Regional Finance Authority, Local
  Government, VRDN, RB
  3.600%, 09/07/95 (A) (B)                                 2,100         2,100
 Langhorne Hospital Revenue Authority, Franciscan
  Health Systems Project, Ser C, VRDN, RB
  3.400%, 09/01/95 (A) (B) (C)                             2,600         2,600
 Montgomery County Industrial Development Authority,
  Pollution Control Revenue, TECP
  3.900%, 09/07/95 (C)                                     1,000         1,000
 Montgomery County, Higher Education & Health
  Authority, Holy Redeemer Hospital, VRDN, RB
  3.400%, 09/07/95 (A) (B)                                 2,600         2,600
 Montour County Health System Authority, Geisinger
  Authority, Ser 1992B, VRDN, RB
  3.250%, 09/01/95 (A) (B) (C)                               700           700
 Moon Township Industrial Development Revenue,
  Executive Office Project,
  Ser 1991A, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                               800           800

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

TAX FREE PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 North Cumberland County, Industrial Development
  Authority, Atlas Development Project,
  VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           $   760     $    760
 Pennsylvania Hospital & Higher Education Facility
  Authority, Thomas Jefferson University Project, Ser
  C, RB
  3.900%, 02/26/96 (A) (B) (C)                             2,250        2,250
 Pennsylvania State Infrastructure Investment
  Authority, Penvest Loan Pool Project Ser 1994, VRDN,
  RB
  3.600%, 09/07/95 (A) (B) (C)                             1,550        1,550
 Philadelphia Industrial Development Authority, Multi-
  Family Housing, Harbor View Towers Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                               300          300
 Philadelphia School District, Ser 1995, TRAN
  4.500%, 06/28/96                                         7,000        7,030
 Philadelphia, Hospital and Higher Education Facility
  Authority, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                               560          560
 Philadelphia, Ser A, TRAN
  4.500%, 06/27/96                                         2,000        2,009
 Schuylkill County, Industrial Development Authority,
  Westwood Energy Project, VRDN, RB
  3.600%, 09/01/95 (A) (B) (C)                             2,940        2,940
                                                                     --------
                                                                       32,849
                                                                     --------
RHODE ISLAND -- 0.5%
 Cranston, BAN
  4.700%, 11/15/95                                         2,000        2,002
                                                                     --------
SOUTH CAROLINA -- 2.9%
 Florence County, Industrial Development Revenue,
  La-Z-Boy Chair Project, VRDN, RB
  3.763%, 09/07/95 (A) (B)                                 5,000        5,000

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Greenville Industrial Development Revenue, Edgecomb
  Project, Ser 84, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                         $ 3,100     $  3,100
 York County, Pollution Control Revenue, North
  Carolina Electric Project, VRDN, RB
  4.300%, 09/15/95 (A) (B)                               3,000        3,000
                                                                   --------
                                                                     11,100
                                                                   --------
TENNESSEE -- 1.3%
 Memphis, Ser A, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                           5,000        5,000
                                                                   --------
TEXAS -- 5.6%
 Bexar County, Health Facilities Development, Air
  Force Village, Ser 85B , VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                           3,985        3,985
 Brazo River, Hoffman-Laroche Project, Ser 85, VRDN,
  RB
  3.800%, 09/07/95 (A) (B)                               1,000        1,000
 Dallas Waterworks and Sewer Systems, RB
  6.000%, 04/01/96 (D)                                   1,135        1,148
 Harris County, Multi-Family Housing, Woodgate
  Project, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                           2,300        2,300
 San Antonio, Electric & Gas Revenue, RB
  7.000%, 02/01/96                                         300          304
 Texas State, Ser A, TRAN 4.750%, 08/30/96               9,500        9,561
 Trinity River, Industrial Development Authority,
  Trinity River Project,
  VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                           2,900        2,900
                                                                   --------
                                                                     21,198
                                                                   --------
UTAH -- 2.3%
 Nephi Industrial Development Revenue, Refunding
  Safeway Project, VRDN, RB
  4.500%, 09/01/95 (A) (B) (C)                           1,405        1,405
  3.850%, 03/01/96 (A) (B) (C)                           1,405        1,405

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Salt Lake City, Industrial Development Authority,
  Devereaux Partners Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                           $ 5,000     $   5,000
 West Valley City, Refunding Johnson Matthey Project,
  Ser 144A, VRDN, RB
  3.500%, 09/07/95 (A) (B) (C)                             1,200         1,200
                                                                     ---------
                                                                         9,010
                                                                     ---------
VERMONT -- 1.6%
 Vermont State Student Assistance Loan Bonds,
  Ser 1985, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             6,100         6,100
                                                                     ---------
VIRGINIA -- 1.3%
 Fairfax County, Multi-Family Housing Revenue, Chase
  Commons Project,
  VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                             5,000         5,000
                                                                     ---------
WASHINGTON -- 0.4%
 Washington State Public Power Supply System, Nuclear
  Project Number 3, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                             1,400         1,400
                                                                     ---------
WEST VIRGINIA -- 0.3%
 Keyser Industrial Development Revenue, Keyser
  Project, VRDN, RB 3.700%, 09/07/95 (A) (B) (C)           1,200         1,200
                                                                     ---------
WISCONSIN -- 1.9%
 Lacrosse, Industrial Development Revenue, Lacrosse
  Properties,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             1,950         1,950
 Oshkosh Area High School District, Ser A, TRAN
  4.500%, 09/14/95                                         2,000         2,000
 Random Lake School District, TRAN
  4.530%, 09/29/95                                         1,300         1,300
 Village of Menomonee, Industrial Development Revenue,
  Maysteel Corporation, VRDN, RB 3.675%, 09/07/95 (A)
  (B) (C)                                                  1,900         1,900
                                                                     ---------
                                                                         7,150
                                                                     ---------

---------------------------------------------------------------------------
                                                       Face
                                                   Amount (000) Value (000)
---------------------------------------------------------------------------
WYOMING -- 1.0%
 Evanston, Industrial Development Revenue, Safeway
  Project, RB
  3.950%, 12/01/95 (A) (B) (C)                       $  3,700    $  3,700
                                                                 --------
Total Municipal Bonds
 (Cost $391,925,784)                                              391,926
                                                                 --------
Total Investments -- 103.8%
 (Cost $391,925,784)                                              391,926
                                                                 --------
OTHER ASSETS AND LIABILITIES -- -3.8%
 Other Assets and Liabilities, Net                                (14,502)
                                                                 --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 377,333,054 outstanding shares of beneficial
  interest                                                        377,188
 Portfolio shares of Class D (unlimited authorization -- no par value) based on 271,607 outstanding shares of beneficial
  interest                                                            272
 Accumulated Net Realized Loss on Investment                          (36)
                                                                 --------
 Total Net Assets: -- 100.0%                                     $377,424
                                                                 ========
 Net Asset Value, Offering Price and Redemption Price Per
  Share -- Class A                                               $   1.00
 Net Asset Value, Offering Price and Redemption Price Per
  Share -- Class D                                               $   1.00
                                                                 ========

BAN   Bond Anticipation Note
FGIC  Financial Guaranty Insurance Corporation
GO    General Obligation
RB    Revenue Bond
Ser   Series
TAW   Tax Anticipation Warrant
TECP  Tax Exempt Commercial Paper
TRAN  Tax & Revenue Anticipation Note
VRDN  Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-Refunded Security--the maturity date shown is the pre-refunded date.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

CALIFORNIA TAX EXEMPT PORTFOLIO

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.9%
CALIFORNIA -- 97.9%
 Bay Area Governments, Finance Authority, Non-Profit,
  Lucile Saltier Project, VRDN, RB,
  AMBAC Insured
  3.200%, 09/07/95 (A) (B) (C)                           $  7,950    $   7,950
 California Community College Financial Authority,
  Ser A, TRAN
  4.750%, 07/10/96                                          7,000        7,040
 California Education Facility Authority, Stanford
  University, VRDN, RB
  3.200%, 09/07/95 (A) (B)                                  5,055        5,055
 California State Health Facilities Catholic
  Healthcare West,
  Ser 1995 D, VRDN, RB
  MBIA Insured
  3.400%, 09/07/95 (A) (B)                                  5,000        5,000
 California State Health Facilities Finance Authority,
  Catholic Health Care, Ser B, VRDN, RB,
  MBIA Insured
  3.400%, 09/07/95 (A) (B)                                  2,000        2,000
 California State Health Facilities Finance Authority,
  Catholic Health Care, Ser C, VRDN, RB, MBIA Insured
  3.400%, 09/07/95 (A) (B)                                  1,600        1,600
 California State Health Facilities Finance Authority,
  Sutter Health, Ser B, VRDN, RB
  3.450%, 09/01/95 (A) (B) (C)                              7,300        7,300
 California State Health Facilities Financing
  Authority, Catholic Health Care, Ser A, VRDN, RB,
  MBIA Insured
  3.400%, 09/07/95 (A) (B)                                  3,300        3,300
 California State Health Facilities Financing
  Authority, Kaiser Permanente, Ser A, VRDN, RB
  3.350%, 09/07/95 (A) (B)                                  1,200        1,200
 California State Health Facilities Financing
  Authority, Kaiser Permanente, Ser B, VRDN, RB
  3.350%, 09/07/95 (A) (B)                                  5,100        5,100
 California State Health Facilities Financing
  Authority, Memorial Health Services, VRDN, RB
  3.400%, 09/07/95 (A) (B)                                  2,300        2,300

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 California State Health Facilities Financing
  Authority, Saint Joseph Health System, Ser B, VRDN,
  RB
  3.200%, 09/01/95 (A) (B)                               $ 1,075      $ 1,075
 California State Health Facilities Financing
  Authority, Santa Barbara Cottage,
  Ser B, VRDN, RB
  3.300%, 09/07/95 (A) (B) (C)                             2,900        2,900
 California State Housing Finance Authority Multi-
  Family Housing Revenue, Oakbrook Ridge Apartments,
  Ser 93-A,
  VRDN, RB
  3.550%, 09/07/95 (A) (B)                                 4,830        4,830
 California State Pollution Control Chevron USA
  Project B, RB, Putable 6/15/96 @ 100
  4.250%, 06/15/05 (A)                                     1,360        1,366
 California State Pollution Control Finance Authority
  Revenue, San Diego Gas & Electric, Ser H, RB,
  Putable 8/1/96 @ 100,
  FGIC Insured
  4.250%, 12/01/07 (A)                                     6,300        6,300
 California State Pollution Control Finance Authority,
  San Diego Gas & Electric, RB
  4.000%, 09/01/96 (A) (B)                                 2,750        2,750
 California State Pollution Control Finance Authority,
  Solid Waste Disposal, North County Recycling Center,
  VRDN, RB
  3.350%, 09/06/95 (A) (B) (C)                             4,000        4,000
 California State Pollution Control Financing
  Authority, Chevron USA Project, RB, Putable 05/15/96
  @ 100
  4.500%, 05/15/02 (A)                                     5,500        5,513
 California Statewide Community Development Authority,
  Apartment Development Revenue, Ser 1995 A-4,
  VRDN, RB
  3.450%, 09/07/95 (A) (B)                                 5,000        5,000
 California Statewide Community Development Authority,
  Sutter Health Group, VRDN, RB,
  AMBAC Insured
  3.300%, 09/01/95 (A) (B) (C)                             3,900        3,900

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Contra Costa County, Multi-Family Housing, Delta
  Square Project, Ser A, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                           $ 2,000      $ 2,000
 Contra Costa County, Multi-Family Housing, VRDN, RB
  4.050%, 09/07/95 (A) (B)                                 3,500        3,500
 Contra Costa County, TRAN
  4.500%, 07/03/96                                         1,000        1,007
 Contra Costa County, Transportation Authority, Sales
  Tax Revenue, Ser A, VRDN, RB
  FGIC Insured
  3.400%, 09/07/95 (A) (B)                                 5,500        5,500
 Corona Redevelopment Agency, Crown Point Project, Ser
  1985, RB, Putable 05/01/96 @ 100
  4.750%, 05/01/15 (A) (C)                                 7,885        7,885
 Corona, Multi-Family Housing, County Hills Apartment
  Project, Ser 1995-B, VRDN, RB
  3.350%, 09/07/95 (A) (B) (C)                             1,655        1,655
 East Bay, Utility District Water System, Revenue
  Refunding Project, RB, Pre-Refunded
  @ 102.50
  6.750%, 03/01/96 (D)                                     3,000        3,107
 Escondido, Community Development Multi-Family
  Housing, Heritage Housing Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             3,350        3,350
 Fairfield, TRAN
  4.500%, 06/27/96                                         1,000        1,004
 Fontana, GAF Tax Exempt Bond Grantor Trust, Ser Ga7,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             6,325        6,325
 Freemont, Multi-Family Housing, Creekside Village
  Apartments Project, Ser D, VRDN, RB
  3.350%, 09/07/95 (A) (B)                                 7,300        7,300
 Hermosa Beach,
  Parking Authority,
  VRDN, COP
  3.400%, 09/07/95 (A) (B)                                 6,400        6,400
 Independent Cities,
  Lease Finance Authority,
  Revenue Pooled Project,
  VRDN, RB
  3.300%, 09/07/95 (A) (B) (C)                             5,605        5,605

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Irwindale, Industrial Development Revenue, Toys R Us
  Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            $  500      $  500
 Kern County, Panama-Buena Vista Union School
  District, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                             6,000       6,000
 Kern County, Public Facilities Project, Ser C, VRDN,
  RB
  3.450%, 03/08/96 (A) (B) (C)                             4,500       4,500
 Kern County, Public Facilities Project, Ser D, VRDN,
  RB
  3.450%, 09/07/95 (A) (B) (C)                             2,600       2,600
 Livermore, Water Reclamation Plant Project, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                               950         950
 Loma Linda, Hospital Revenue, Loma Linda Medical
  Center,
  Ser 85-A, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             1,300       1,300
 Loma Linda, University Medical Center #979, Ser 1985-
  C,
  VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             8,880       8,880
 Los Angeles County, Metropolitan Transit Commission,
  Ser A, VRDN, RB, FGIC Insured
  3.200%, 09/07/95 (A) (B) (C)                             1,150       1,150
 Los Angeles County, Metropolitan Transit Commission,
  TECP
  3.850%, 09/29/95 (C)                                     5,000       5,000
 Los Angeles County, Metropolitan Transportation
  Authority, Sales Tax Revenue, Ser 1995-A, RAN
  5.000%, 04/25/96 (C)                                    12,000      12,057
 Los Angeles County, Metropolitian Transportation
  Authority Revenue, Union Station Gateway-A, VRDN, RB
  3.500%, 09/06/95 (A) (B)                                 5,000       5,000
 Los Angeles County, Community Redevelopment Agency
  Willowbrook Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                               800         800
 Los Angeles Housing Authority, Multi-Family Housing
  Revenue, Var Sand Canyon Ranchester Project 1985,
  Ser F, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                             1,800       1,800
 Los Angeles, Community Redevelopment Agency Baldwin
  Hills Public Park, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                               600         600

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

CALIFORNIA TAX EXEMPT PORTFOLIO--CONTINUED

----------------------------------------------------------------------------
                                                        Face
                                                    Amount (000) Value (000)
----------------------------------------------------------------------------
 Los Angeles, Equipment Acquisition Program,
  Ser U, COP, AMBAC Insured
  4.300%, 03/01/96                                    $   375      $   375
 Los Angeles, Multi-Family Housing Malibu Meadows
  Project II, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                          2,700        2,700
 Los Angeles, Unified School District, TRAN
  4.500%, 07/03/96                                     10,000       10,064
 Modesto, High School & City School District, VRDN,
  COP 3.450%, 09/07/95 (A) (B) (C)                      3,000        3,000
 Monterey County, Finance Authority Revenue,
  Reclamation & Distribution Program,
  Ser A-95, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                          5,000        5,000
 Monterey, Regional Waste Management Authority,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                          3,500        3,500
 Oakland Redevelopment Agency, Central District Tax
  Allocation, Ser B, GO, Pre-Refunded
  @ 103, FGIC Insured
  10.100%, 02/01/96 (D)                                   490          517
 Oakland, Revenue Assessment Bay Area Government,
  VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                          2,365        2,365
 Oxnard Redevelopment Agency, Channel Islands
  Business, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                          4,685        4,685
 Palm Springs Community Redevelopment Agency,
  Headquarters Hotel-1,
  VRDN, COP
  3.700%, 09/07/95 (A) (B) (C)                          1,070        1,070
 Palm Springs Community Redevelopment Agency,
  Headquarters Hotel-4,
  Ser 7, VRDN, COP
  3.700%, 09/06/95 (A) (B) (C)                          1,000        1,000
 Palm Springs Community Redevelopment Agency,
  Headquarters Hotel-4,
  Ser 4, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                          1,800        1,800
 Pico Rivera, Water Development Leasehold Mortgage,
  RB, Pre-Refunded @ 103
  8.000%, 12/01/95 (D)                                    320          332

-------------------------------------------------------------------------------
                                                           Face
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Pomona Public Finance Authority, Southwest Pomona,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                           $ 2,300      $ 2,300
 Redlands Redevelopment Agency, Parking Lease, VRDN,
  RB
  3.810%, 09/07/95 (A) (B) (C)                             4,735        4,735
 Redlands Redevelopment Agency, Tax Allocation, Ser A,
  VRDN, RB
  3.810%, 09/07/95 (A) (B) (C)                            11,200       11,200
 Riverside County, Industrial Development Advanced
  Business Forms Project,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             2,050        2,050
 Roseville, Joint Union High School District, VRDN,
  COP
  3.450%, 09/07/95 (A) (B) (C)                             3,740        3,740
 San Bernadino County, Industrial Development
  Authority, Sandpiper Investments Project, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                             3,500        3,500
 San Bernadino County, Multi-Family Housing Revenue,
  Alta Loma Heritage Project,
  Ser A, VRDN, RB
  3.350%, 09/07/95 (A) (B) (C)                             2,264        2,264
 San Bernadino County, Multi-Family Housing Revenue,
  Gold West Apartments,
  Ser A, VRDN, RB
  3.350%, 09/07/95 (A) (B) (C)                               500          500
 San Bernadino County, Transportation Authority,
  Sales Tax, VRDN, RB
  3.400%, 09/07/95 (A) (B) (C)                             3,400        3,400
 San Bernadino, Industrial Development Revenue,
  Gate City Beverage District, VRDN, RB
  3.750%, 09/07/95 (A)( (B) (C)                              540          540
 San Diego, Industrial Development Authority, San
  Diego Gas & Electric Project, TECP
  3.300%, 09/27/95                                         2,500        2,500
 San Diego, Multi-Family Housing Revenue, La Cima
  Apartments Project, Ser K, VRDN, RB
  3.500%, 09/07/95 (A) (B) (C)                             1,650        1,650
 San Diego, Regional Transportation Commission, Sales
  Tax Revenue, Second Sr-Ser A, RB,
  FGIC Insured
  4.750%, 04/01/96                                         5,000        5,021

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 San Dimas, Multi-Family Housing Revenue, Ser 1988-A,
  VRDN, RB
  3.680%, 09/07/95 (A) (B) (C)                          $ 5,670      $ 5,670
 San Francisco City & County Redevelopment Agency,
  Multi Family Housing Revenue, South Harbor Project,
  VRDN, RB
  3.575%, 09/07/95 (A) (B) (C)                              300          300
 San Francisco City & County Redevelopment Agency,
  Multi-Family Housing Revenue, Bayside Village
  Project,
  Ser A, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            2,100        2,100
 San Francisco City & County Redevlopment Agency,
  Multi-Family Housing Revenue, Fillmore Center
  Project,
  Ser B-1, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            6,800        6,800
 San Joaquin County, TRAN
  4.750%, 10/18/95                                        4,500        4,503
 San Luis Obispo County, Board of Education, TRAN
  4.500%, 06/28/96                                       12,035       12,088
 San Marcos Industrial Development Authority, Amistar
  Project, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                            4,500        4,500
 Santa Clara County Housing Authority, Benton Place
  Central Apartments Project, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            1,800        1,800
 Santa Clara, Electric Revenue,
  Ser A, VRDN, RB
  3.300%, 09/07/95 (A) (B) (C)                              930          930
 Simi Valley, Multi-Family Housing, Cochnan Street
  Project 1985, Issue A, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            5,000        5,000
 Southern California Public Power Authority,
  Transmission Project, Ser 1991, VRDN, RB,
  AMBAC Insured
  3.150%, 09/07/95 (A) (B) (C)                           11,000       11,000
 Turlock Industrial Development Authority, Irrigation
  District,
  Ser A, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            6,350        6,350
 Union City, Multi Family Housing Revenue, Sierra
  Green Apartments, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            4,000        4,000

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Upland, Community Redevelopment Agency, Northwoods
  Project, Ser B, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                          $  2,300    $  2,300
 Vacaville, Multi-Family Housing Revenue, Quail Run
  Apartments, Ser 1988-A, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                             7,300       7,300
 Visalia Convention Center, VRDN, COP
  3.750%, 09/07/95 (A) (B) (C)                             1,300       1,300
 Vista Community Development, BAN, Putable 11/01/95 @
  100
  4.500%, 10/01/97 (A) (C)                                 4,500       4,500
                                                                    --------
 Total Municipal Bonds
  (Cost $351,503,175)                                                351,503
                                                                    --------
 Total Investments -- 97.9%
  (Cost $351,503,175)                                                351,503
                                                                    --------
OTHER ASSETS AND LIABILITIES -- 2.1%
 Other Asests and Liabilities, Net                                     7,453
                                                                    --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 30,944,611 outstanding shares of beneficial
  interest                                                            30,945
 Portfolio shares of Class C (unlimited authorization -- no par value) based on 328,011,753 outstanding shares of beneficial
  interest                                                           328,011
                                                                    --------
 Total Net Assets: -- 100.0%                                        $358,956
                                                                    ========
Net Asset Value, Offering Price and Redemption Price Per Share --
  Class A                                                           $   1.00
Net Asset Value, Offering Price and Redemption Price Per Share --
  Class C                                                           $   1.00
                                                                    ========

AMBAC   American Municipal Bond Assurance Company
BAN     Bond Anticipation Notes
COP     Certificate of Participation
FGIC    Financial Guaranty Insurance Corporation
GO      General Obligation
MBIA    Municipal Bond Insurance Association
RAN     Revenue Anticipation Note
RB      Revenue Bond
Ser     Series
TRAN    Tax & Revenue Anticipation Note
TECP    Tax Exempt Commercial Paper
VRDN    Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

BAINBRIDGE TAX EXEMPT PORTFOLIO

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
MUNICIPAL BONDS -- 102.3%
ALABAMA -- 2.3%
 Birmingham, Baptist Medical Center, Special Care
  Facility, Living Community Project,
  Ser A, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                           $3,500     $  3,500
                                                                    --------
ALASKA -- 1.3%
 Alaska, Housing Finance Corporation, Government
  Purpose Bonds, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                            2,000        2,000
                                                                    --------
ARIZONA -- 0.8%
 Tucson, Multi-Family Housing Revenue, Lincoln Garden
  Project, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                            1,130        1,130
                                                                    --------
CALIFORNIA -- 4.5%
 California Community College, TRAN
  4.750%, 07/10/96                                        1,000        1,006
 San Diego Community College, TRAN
  4.500%, 07/06/96                                        1,500        1,506
 San Francisco City & County, Bayside Village
  Project, Ser 1985-B, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                            4,200        4,199
                                                                    --------
                                                                       6,711
                                                                    --------
COLORADO -- 5.0%
 Colorado Housing Finance Authority, Multi-Family
  Housing, Woodstream Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            2,500        2,500
 Colorado Housing Finance Authority, Multi-Family
  Housing, Windridge Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                            4,915        4,915
                                                                    --------
                                                                       7,415
                                                                    --------
FLORIDA -- 2.5%
 Florida Housing Finance Authority, Multi-Family
  Housing, River Oaks Apartment Project, Ser T, VRDN,
  RB
  3.550%, 09/07/95 (A) (B) (C)                            1,900        1,900

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Orange County Industrial Development Authority,
  Orlando Drive Partnership Project, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                           $1,800     $  1,800
                                                                    --------
                                                                       3,700
                                                                    --------
GEORGIA -- 5.9%
 Cobb County, Multi-Family Housing, Tobbaron Project,
  Ser 1985, VRDN, RB
  3.770%, 09/07/95 (A) (B) (C)                            3,600        3,600
 De Kalb County, Multi-Family Housing, Wood Terrace
  Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            4,500        4,500
 Evans County Industrial Development Authority,
  Sherman Utilitity Structures, VRDN, RB,
  3.750%, 09/07/95 (A) (B) (C)                              700          700
                                                                    --------
                                                                       8,800
                                                                    --------
ILLINOIS -- 1.0%
 Saint Clair Industrial Development Authority,
  Winchester Apartments Project, Ser 94, VRDN, RB
  4.050%, 09/07/95 (A) (B)                                1,550        1,550
                                                                    --------

INDIANA -- 6.2%
 East Chicago School City, TAW
  5.750%, 12/29/95                                                1,500 1,501
 Fort Wayne, Community Schools, TAW
  5.500%, 12/29/95                                                2,500 2,509
 Indiana Health Faciltites Finance Authority, Lutherwood Project,
  VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                                      900   900
 Indiana State Housing Finance Authority, VRDN, RB
  3.900%, 07/01/96 (A) (B)                                        1,400 1,400
 Michigan City Area School, TAW
  5.750%, 12/29/95                                                1,000 1,001
 Penn-Harris-Madison, School District, TAW
  5.000%, 12/29/95                                                1,000 1,001
 Westfield, High School Building, Ser 1995, BAN
  4.050%, 12/01/95                                                1,000 1,000
                                                                        -----
                                                                        9,312
                                                                        -----

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
IOWA -- 0.7%
 Iowa Higher Education Loan Authority, Private
  College Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                           $1,000     $  1,000
                                                                    --------
KANSAS -- 0.7%
 Leawood, BAN
  4.000%, 03/15/96                                        1,000        1,000
                                                                    --------
KENTUCKY -- 1.7%
 Erlanger City, Industrial Development, Stronghold of
  Kentucky Enterprise, VRDN, RB
  4.350%, 11/01/95 (A) (B) (C)                              910          910
 Ohio County, Pollution Control, Big River Electric
  Corporation, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                            1,700        1,700
                                                                    --------
                                                                       2,610
                                                                    --------
LOUISIANA -- 1.9%
 New Orleans Industrial Development, Spectrum Control
  Technology Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            2,800        2,800
                                                                    --------
MARYLAND -- 1.7%
 Hyattsville, Industrial Development Revenue, Safeway
  Project, RB
  3.950%, 12/01/95 (A) (B) (C)                            2,590        2,590
                                                                    --------
MASSACHUSETTS -- 0.7%
 Haverhill, VRDN, RB,
  Pre-refunded @ 102
  8.875%, 12/01/95 (A) (D)                                1,000        1,032
                                                                    --------
MICHIGAN -- 4.1%
 Lansing Educational Development Center, Atrium
  Office Building, VRDN, RB
  4.350%, 11/01/95 (A) (B) (C)                              770          770
 McDonald Tax-Exempt Mortgage Trust #1, Michigan, RB
  5.350%, 01/15/96 (A) (B) (C)                              227          227
 Michigan State Job Development Authority, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            2,600        2,601
 Oakland County, Economic Development Center, Corners
  Shop Center, RB
  4.100%, 02/01/96 (A) (B) (C)                              525          525

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Wayne County Detroit, School District, SAN
  4.500%, 05/01/96                                       $2,000     $  2,008
                                                                    --------
                                                                       6,131
                                                                    --------
MINNESOTA -- 5.5%
 Bloomington, Commercial Development, ATS II Project,
  Ser 1993, VRDN, RB
  4.025%, 09/07/95 (A) (B) (C)                            4,315        4,315
 Minneapolis, Ser B, VRDN, RB
  3.610%, 09/07/95 (A) (B) (C)                            3,000        3,000
 Saint Paul, Housing and Redevelopment Authority,
  Lutheran Social Service Project, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                              870          870
                                                                    --------
                                                                       8,185
                                                                    --------
MISSOURI -- 5.7%
 Kansas City Industrial Development Authority,
  Baptist Health Systems Project, Ser A, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            5,475        5,475
 Missouri State Environment Input and Energy
  Pollution Control, Union Electric Project, RB
  4.000%, 06/01/96 (A) (B) (C)                            1,000        1,000
 West Plains, Industrial Development Authority, West
  Plains Manor Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                            2,000        2,000
                                                                    --------
                                                                       8,475
                                                                    --------
NEBRASKA -- 0.3%
 Oshkosh, Industrial Development Revenue,
  Marshalltown Instruments Project, RB
  4.450%, 12/01/95 (A) (B) (C)                              505          505
                                                                    --------
NEW HAMPSHIRE -- 1.3%
 New Hampshire State Housing Finance Authority,
  Hampshire Estates, Manchester Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            2,000        2,000
                                                                    --------
NEW JERSEY -- 1.2%
 New Jersey State Economic Development Authority,
  Cincinnati Gear Project, RB
  4.400%, 10/01/95 (A) (B) (C)                            1,790        1,790
                                                                    --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

BAINBRIDGE TAX EXEMPT PORTFOLIO--CONTINUED

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
NEW YORK -- 1.2%
 Campbell-Savona, Community School District, BAN
  5.800%, 01/25/96                                      $1,000     $  1,001
 Nassau County, Series F, BAN
  4.500%, 03/15/96                                         750          753
                                                                   --------
                                                                      1,754
                                                                   --------
OHIO -- 6.5%
 Brecksville-Broadview Heights, Ohio City School
  District, BAN
  5.710%, 01/18/96                                       1,000        1,000
 Clark County, Community Hospital Project, Ser B, RB
  4.800%, 10/01/95 (A) (B) (C)                             275          275
  4.800%, 10/01/95 (A) (B) (C)                             235          235
 Clermont County, Economic Development Revenue, John
  Q Hammons Project, RB
  4.800%, 11/01/95 (A) (B) (C)                             195          195
 Cuyahoga County, Health Care Facilities, Visiting
  Nurse Care Association, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             250          250
 Franklin County, Industrial Development Authority,
  Leveque & Associates Project, RB
  4.200%, 12/01/95 (A) (B) (C)                           1,475        1,475
 Marion County, Pooled Lease Program, Hospital, RB
  4.250%, 11/01/95 (A) (B) (C)                           1,560        1,560
 McDonald Tax-Exempt Mortgage Trust #1, Ohio, RB
  5.350%, 01/15/96 (A) (B) (C)                           1,061        1,061
 Montgomery County, Economic Development Authority,
  ND Motels Project, RB
  4.200%, 12/15/95 (A) (B) (C)                             455          455
 North Olmstead, Various Purpose Improvement Notes
  Ser 1995, BAN
  4.670%, 06/20/96                                       1,000        1,003
 Ohio State, Citizens Federal
  Tax Exempt Mortgage Bond Trust, RB
  5.050%, 09/01/95 (A) (B) (C)                             280          280
 Stark County Industrial Development Authority,
  Belpar Professional Building, RB
  4.700%, 10/01/95 (A) (B) (C)                             280          280

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Summit County Industrial Development Authority,
  Arlington Plaza Project, RB
  4.500%, 09/01/95 (A) (B) (C)                           $1,610     $  1,610
                                                                    --------
                                                                       9,679
                                                                    --------
OKLAHOMA -- 2.4%
 Creek County, Industrial Development Authority,
  Indiana Glass Project, RB
  4.250%, 12/01/95 (A) (B) (C)                            2,175        2,175
 Tulsa County, Industrial Development Authority,
  Laureate Psychiatric Project, RB
  3.750%, 12/15/95 (A) (B)                                1,000        1,000
 Tulsa, Industrial Development Authority, St. John's
  Medical Center Project, VRDN, RB
  3.825%, 09/01/95 (A) (B)                                  365          365
                                                                    --------
                                                                       3,540
                                                                    --------
OREGON -- 3.1%
 Port of Portland, Industrial Development Revenue,
  Stinstzer Steel Project, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Port of Portland, Public Grain Elevator Columbia
  Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,250        1,250
  3.950%, 09/07/95 (A) (B) (C)                            2,350        2,350
                                                                    --------
                                                                       4,600
                                                                    --------
PENNSYLVANIA -- 8.4%
 Cumberland County Municipal Authority, United
  Methodist Home Project, RB
  3.950%, 07/01/96 (A) (B) (C)                            1,000        1,000
 Delaware County Industrial Development Authority,
  British Petroleum Project, Ser 1995, VRDN, RB
  3.250%, 09/01/95 (A) (B)                                1,000        1,000
 Delaware County, Industrial Development Authority,
  United Parcel Services Project, Series 85, VRDN, RB
  3.400%, 09/01/95 (A) (B)                                1,100        1,100

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Langhorne, Hospital Revenue Authority, Franciscan
  Health Systems Project, Ser C, VRDN, RB
  3.400%, 09/01/95 (A) (B) (C)                           $  900     $    900
 McDonald Tax-Exempt Mortgage Trust #1, Pennsylvania,
  RB
  5.350%, 01/15/96 (A) (B) (C)                              227          227
 Montgomery County Higher Education and Health
  Authority, Holy Redeemer Hospital Project, VRDN, RB
  3.400%, 09/07/95 (A) (B)                                  500          500
 Montgomery County Hospital, Abington Memorial
  Hospital, RB
  8.000%, 06/01/96 (D)                                    1,000        1,057
 Pennsylvania Higher Education Facility Authority,
  Thomas Jefferson University Project, Ser C, RB
  3.900%, 02/26/96 (A) (B) (C)                            1,000        1,000
 Pennsylvania State Higher Educational Facilities
  Authority, Temple University Project, VRDN, RB
  3.250%, 09/01/95 (A) (B) (C)                            1,100        1,100
 Pennsylvania State Infrastruture Investment
  Authority, Penvest Loan Pool Project Ser 1994,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Pennsylvania State, Authority For Improvement In
  Municipalities, Hospital Equipment Leasing,
  Allegheny County Hospital Project, RB
  3.500%, 09/07/95 (A) (B)                                1,655        1,655
 Philadelphia School District, TRAN
  4.500%, 06/28/96                                        2,000        2,010
                                                                    --------
                                                                      12,549
                                                                    --------
RHODE ISLAND -- 0.7%
 Cranston, BAN
  4.700%, 11/15/95                                        1,000        1,001
                                                                    --------
SOUTH CAROLINA -- 6.1%
 Charlestown Center Grantor
  Trust #1, South Carolina, RB
  3.850%, 02/01/96 (A) (B) (C)                            2,000        2,000

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Greenville, Industrial Development, Ser 84, Edgecomb
  Project, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                           $3,100     $  3,100
 Rockhill, Utility Systems Project, VRDN, RB
  3.550%, 09/07/95 (A) (B)                                1,000        1,000
 York County, Pollution Control Revenue, North
  Carolina Electric Project, RB
  4.300%, 09/15/95 (A) (B)                                3,000        3,000
                                                                    --------
                                                                       9,100
                                                                    --------
TENNESSEE -- 3.0%
 Franklin County, Health & Education Facilities
  Board, University of The South Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            4,500        4,500
                                                                    --------
TEXAS -- 6.5%
 Harris County Multi-Family Housing Authority,
  Country Scape Development, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                            1,800        1,800
 Houston, Health Facilities Development, Memorial
  Northwest Pavillion Project, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                              545          545
 Nacogdoches, South Central, Texas Health Facility,
  VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            3,300        3,300
 Texas State, TRAN
  4.750%, 08/30/96                                        4,000        4,026
                                                                    --------
                                                                       9,671
                                                                    --------
VIRGINIA -- 1.0%
 Hampton, Redevelopment & Housing Authority, Chase
  Hampton Village Project,
  Ser 1984, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            1,460        1,460
                                                                    --------
WASHINGTON -- 3.3%
 Seattle Municipal Light & Power, TECP
  4.300%, 10/05/95 (B)                                    1,000        1,000

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

BAINBRIDGE TAX EXEMPT PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Washington State Housing Finance Commission, Mill
  Plains Crossing Project,
  Series 85, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                           $1,000     $  1,000
 Washington State Housing Finance Commission, Multi-
  Family Housing, Pacific First Federal Savings Bank
  Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                            1,475        1,475
 Washington State Housing Finance Community, Pioneer
  Human Services Project
  Ser 1991, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            1,450        1,450
                                                                    --------
                                                                       4,925
                                                                    --------
WASHINGTON, D.C. -- 0.2%
 District of Columbia, Catholic University Project,
  Ser A, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                              300          300
                                                                    --------
WISCONSIN -- 4.6%
 Lacrosse, Industrial Development, Lacrosse
  Properties, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            3,355        3,355
 Oshkosh School District, TRAN
  4.500%, 09/14/95                                        1,250        1,250
 Racine, Promissory Notes, Series B, GO
  4.900%, 12/20/95                                        2,200        2,200
                                                                    --------
                                                                       6,805
                                                                    --------
WYOMING -- 0.3%
 Cheyenne County, Holiday Inn Project, RB
  4.800%, 10/01/95 (A) (B) (C)                              490          490
                                                                    --------
Total Municipal Bonds
 (Cost $152,609,876)                                                 152,610
                                                                    --------
Total Investments -- 102.3%
 (Cost $152,609,876)                                                 152,610
                                                                    --------
OTHER ASSETS AND LIABILITIES -- -2.3%
 Other Assets and Liabilities, Net                                   ( 3,377)
                                                                    --------
NET ASSETS:
 Portfolio shares of Class A (unlimited
  authorization -- no par value) based on 149,227,433
  outstanding shares of beneficial interest                          149,227

-------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
-------------------------------------------------------------------------------
 Accumulated Net Realized Gain on Investments                       $      4
 Undistributed Net Investment Income                                       2
                                                                    --------
Total Net Assets: -- 100.0%                                         $149,233
                                                                    ========
Net Asset Value, Offering Price and Redemption Price
 Per Share --Class A                                                $   1.00
                                                                    ========

BAN   Bond Anticipation Note
GO    General Obligation
RB    Revenue Bond
SAN   School Aid Note
Ser   Series
TAW   Tax Anticipation Warrant
TECP  Tax Exempt Commercial Paper
TRAN  Tax and Revenue Anticipation Note
VRDN  Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or the put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-Refunded Security--the maturity date shown is the pre-refunded date.

INSTITUTIONAL TAX FREE PORTFOLIO

MUNICIPAL BONDS -- 104.7%
ALABAMA -- 0.9%
 Birmingham Historical Reservation Authority,
  Tutwiler Hotel Project, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                          $ 5,820     $  5,820
 Mobile Industrial Development Authority, IB Chemical
  Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,350        1,350
                                                                    --------
                                                                       7,170
                                                                    --------
ALASKA -- 2.8%
 Alaska Housing Finance Corporation, Government
  Purpose Bonds, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                           18,000       18,000
 Alaska Industrial Development & Export Authority,
  Safeway Project, RB
  3.950%, 12/01/95 (A) (B) (C)                            4,760        4,760
                                                                    --------
                                                                      22,760
                                                                    --------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
ARIZONA -- 0.4%
 Chandler Industrial Development, Chandler Technology
  Project, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                          $   650     $    650
 Maricopa County Industrial Development Authority,
  McLane Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                            1,220        1,220
 Pinal County Industrial Development Authority,
  Evergreen Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                              600          600
 Tucson Industrial Development Authority, Tucson
  Center Parking Garage Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,000        1,000
                                                                    --------
                                                                       3,470
                                                                    --------
ARKANSAS -- 0.5%
 North Little Rock Electric Company, Murray Lock &
  Dam Hydro Project, RB,
  Pre-refunded @ 102
  7.400%, 07/01/96 (D)                                    1,000        1,044
 Pine Bluff Industrial Development Authority, Camden
  Wire Project, VRDN, RB
  3.800%, 09/06/95 (A) (B) (C)                            2,700        2,700
                                                                    --------
                                                                       3,744
                                                                    --------
CALIFORNIA -- 5.2%
 California Community College Financial Authority,
  Ser 1995-A, TRAN
  4.750%, 07/10/96                                        5,000        5,029
 California PCR, San Diego Gas & Electric Project, RB
  4.000%, 09/01/96 (A) (B)                                3,000        3,000
 Long Beach Housing Authority, Channel Point
  Apartments,
  Ser A, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                            2,500        2,500
 Los Angeles Unified School District, TRAN
  4.500%, 07/03/96                                        4,500        4,529
 Placer Union High School District, TRAN
  4.700%, 09/05/96                                        2,500        2,512

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Redlands Redevelopment Agency, Parking Lease
  Project, VRDN, RB
  3.810%, 09/07/95 (A) (B) (C)                         $ 1,950     $  1,950
 Redlands Redevelopment Project, Ser A, VRDN, RB
  3.810%, 09/07/95 (A) (B) (C)                           8,940        8,939
 Rocklin, Unified School District, TRAN
  4.700%, 09/05/96                                       2,000        2,010
 San Diego Community College, TRAN
  4.500%, 07/06/96                                       7,000        7,027
 San Francisco City & County Multi-Family Housing
  Authority, Rincon Center Project, Ser B, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                           1,770        1,770
 Santa Clara County Housing Authority, Benton Place
  Central Apartments Project, VRDN, RB
  3.450%, 09/07/95 (A) (B) (C)                           2,200        2,200
                                                                   --------
                                                                     41,466
                                                                   --------
COLORADO -- 3.2%
 Adams County Housing Authority, Hunters Cove
  Project, VRDN, RB
  3.900%, 09/07/95 (A) (B) (C)                           7,500        7,500
 Colorado Housing Finance Authority, Multi-Family
  Housing, Windridge Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                           6,800        6,800
 El Paso Multi-Family Housing Authority, Briarglen
  Apartments Project, Ser 1994, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                           4,100        4,100
 Englewood Industrial Development Authority, Safeway
  Project, VRDN, RB
  3.950%, 12/01/95 (A) (B) (C)                           3,360        3,360
 Fraser Industrial Development Authority, Safeway
  Project, RB
  3.950%, 12/01/95 (A) (B) (C)                           1,965        1,965
 Idaho Springs Industrial Development Authority,
  Safeway Project, VRDN, RB
  3.950%, 12/01/95 (A) (B) (C)                           2,355        2,355
                                                                   --------
                                                                     26,080
                                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
DELAWARE -- 0.3%
 Delaware Economic Development Authority, Commercial
  Development Authority, Congoleum Project, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                          $ 1,000     $  1,000
 Delaware State Economic Development Authority,
  Winterthur Museum Project, RB
  6.750%, 11/01/95                                        1,075        1,080
                                                                    --------
                                                                       2,080
                                                                    --------
FLORIDA -- 3.7%
 Boca Raton Industrial Development Authority, Parking
  Garage Project,
  Ser 84A, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                            7,950        7,950
 Brevard County Housing Finance Authority, Park
  Village & Malobar Lakes Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Broward County Housing Finance Authority, MFH Harbor
  Town of Jacamanda Project, Ser B, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            3,000        3,000
 Broward County Multi-Family Housing, Parkview
  Partnership Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,100        1,100
 Florida Housing Agency, Multi-Family Housing,
  Lakeside South Project, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                            2,600        2,600
 Florida Housing Finance Authority, Sarasota Beneva
  Place, Ser C, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                            5,225        5,225
 Florida Housing Finance Authority, Webb Road
  Apartment, Ser 1984, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                            1,900        1,900
 Jacksonville Hospital Authority, University Medical
  Center, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            1,900        1,900

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Jacksonville Industrial Development Authority,
  University of Florida Health Science Center, Ser
  1989, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                          $ 1,000     $  1,000
 Monroe County, TAN
  4.000%, 06/05/96                                        1,750        1,750
 Pasco County Housing Finance Authority, Multi-Family
  Housing, Carlton Arms of Magnolia Valley, Ser 85,
  VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            2,000        2,000
                                                                    --------
                                                                      29,425
                                                                    --------
GEORGIA -- 6.1%
 Athens Multi-Family Housing, Georgian Apartments,
  VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                            1,400        1,400
 Clayton County Multi-Family Housing Authority,
  Summercourt Tara Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                           10,050       10,051
 Cobb County Multi-Family Housing, Post Valley
  Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Cobb County Multi-Family Housing, Tibairen
  Associates Project, Ser 1985-D, VRDN, RB
  3.770%, 09/07/95 (A) (B) (C)                            2,000        2,000
 DeKalb County Industrial Development Authority,
  Weyerhaeuser County Project, VRDN, RB
  3.675%, 09/07/95 (A) (B)                                3,500        3,500
 DeKalb County Multi-Family Housing Authority,
  Terrace Club Project, Ser 93-B,
  VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            4,430        4,430
 DeKalb County Multi-Family Housing, Wood Terrace
  Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            4,015        4,015
 Downtown Athens, Development Authority, Georgian
  Apartments Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                            1,000        1,000

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------

 Glynn-Brunswick Memorial Hospital Authority, Camden
  Medical Center Project,
  Ser 1994, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                          $ 8,700     $  8,700
 Gordon Industrial Development Authority, Federal
  Paper Board Project, Ser 1992, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            2,000        2,000
 Jefferson & Twiggs County Pollution Control, Nord
  Kaolin Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            1,310        1,310
 Marietta Housing Authority MFH, Falls At Bells Ferry
  Project, RB
  5.250%, 01/15/96 (A) (B)                                4,500        4,521
 Marietta Housing Finance Authority MFH, Franklin
  Walk Apartments Project, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                            1,600        1,600
 Richmond County Industrial Development Authority,
  Federal Paper Board Project,
  Ser 1992, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Rome, Ser 1995, TAN
  4.250%, 12/29/95                                        2,500        2,501
                                                                    --------
                                                                      49,028
                                                                    --------
ILLINOIS -- 6.5%
 Chicago International Airport, General Airport
  Project, RB
  3.800%, 01/03/96 (A) (B) (C)                            4,500        4,500
 Chicago Multi-Family Housing Authority, Waveland
  Project, Ser E, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            3,000        3,000
 Chicago Tender Notes,
  Ser C, TECP
  3.900%, 11/27/95 (B) (C)                               10,000       10,000
 Illinois Industrial Development Authority, Miyano
  Machinery Project, VRDN, RB
  4.200%, 09/07/95 (A) (B) (C)                            4,250        4,250
 Illinois State DFA, Roosevelt University Project,
  VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            9,000        9,000
 Illinois State Health Facilities Authority,
  University of Chicago, RB
  3.900%, 02/08/96 (B)                                    8,000        8,000

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------

 Illinois State Toll Highway, RB, Pre-refunded @ 102
  7.375%, 01/01/96 (D)                                  $ 2,000     $  2,062
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                              579          579
 Paxton Industrial Development Authority, Merck &
  Aircoil, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                              900          900
 Saint Clair Industrial Building Authority,
  Winchester Apartments Project, Ser 94, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                            8,000        8,000
 Village of Streamwood Industrial Development
  Authority, Olde Church Project, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            1,780        1,780
                                                                    --------
                                                                      52,071
                                                                    --------
INDIANA -- 6.1%
 Bartholomew Consolidated School, TAW
  5.750%, 12/29/95                                        3,000        3,004
 East Chicago School City, Warrants of 1995, TAN
  5.750%, 12/29/95                                        9,000        9,019
 Fort Wayne Community Schools, Warrants of 1995, TAN
  5.500%, 12/29/95                                        8,400        8,432
 Fort Wayne, Industrial Development--Avery
  International, Ser 1983, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            4,750        4,750
 GAF Tax Exempt Bond Grantor Trust Indiana, Ser A,
  VRDN, RB
  4.150%, 09/07/95 (A) (B) (C)                            2,520        2,520
 Gary Environmental Improvement, United States Steel,
  VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            3,000        3,000
 Hammond Multi-School Building Authority, BAN
  3.950%, 10/05/95                                        2,500        2,500
 Indiana State Housing Finance Authority, VRDN, RB
  3.900%, 07/01/96 (A) (B)                                4,000        4,000
 Indianapolis Local Public Import,
  Ser A, RB
  5.100%, 01/10/96                                        1,555        1,561

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Michigan City Area School, General Fund, TAW
  5.750%, 12/29/95                                      $ 3,100     $  3,104
 Michigan City Economic Development Authority, Marley
  Project, Ser 1984, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                              100          100
 Michigan City, Indiana Economic Development
  Authority, Marley Project, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,225        1,225
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                               66           66
 Penn-Harris Madison School Warrants, TAW
  5.000%, 12/29/95                                        3,000        3,006
 Westfield High School Building, Ser 1995, BAN
  4.050%, 12/01/95                                        3,000        3,000
                                                                    --------
                                                                      49,287
                                                                    --------
IOWA -- 0.2%
 Iowa Finance Authority, Small Business, Village
  Court Multi-Family Housing, Ser A, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                            1,355        1,355
                                                                    --------
KANSAS -- 1.4%
 Kansas City Industrial Development Authority,
  Moderate Income Housing Project, RB
  4.250%, 06/01/96 (A) (B)                                2,700        2,700
 Leawood, BAN
  4.000%, 03/15/96                                        5,500        5,500
 Topeka Multi-Family Housing, Topeka Retirement
  Center Project, Ser 1985, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                            1,470        1,470
 Wichita Pollution Control, CIC Industries Project,
  VRDN, RB
  4.200%, 09/07/95 (A) (B) (C)                            1,590        1,590
                                                                    --------
                                                                      11,260
                                                                    --------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
KENTUCKY -- 5.1%
 Covington Industrial Building Authority, Atkins &
  Pearce Project, Ser 1995, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                          $ 2,465     $  2,465
 Lexington-Fayette Urban County, Government
  Residential Facilities, Richmond Place Project, RB
  4.500%, 04/01/96                                        1,665        1,665
 Newport City MFH Mortgage, Hannaford Project, RB
  4.300%, 12/01/95 (A) (B)                                1,815        1,815
 Ohio County Pollution Control, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                           25,000       25,000
  4.000%, 09/07/95 (A) (B) (C)                            6,700        6,700
 Pendleton County Self Insurance, Kentucky Center,
  Ser 87, VRDN, RB
  4.000%, 01/01/96 (A) (B) (C)                            1,700        1,700
 Perry County Health Care System Appalachian Regional
  Hospital, VRDN, RB
  3.700%, 09/06/95 (A) (B) (C)                            2,000        2,000
                                                                    --------
                                                                      41,345
                                                                    --------
MAINE -- 0.2%
 Portland Industrial Development Authority, W.W.
  Grainger, Ser 1985, VRDN, RB
  3.750%, 09/06/95 (A) (B) (C)                            1,315        1,315
                                                                    --------
MARYLAND -- 1.9%
 Annapolis Forest Gemini Facilities Project, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                            2,500        2,500
 Montgomery County Multi-Family Housing
  Opportunities, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           13,000       13,000
                                                                    --------
                                                                      15,500
                                                                    --------
MASSACHUSETTS -- 0.6%
 Massachusetts Housing Finance Agency, Single Family
  Housing Project, Ser 35, RB
  4.100%, 12/01/95 (A) (B)                                5,000        5,000
                                                                    --------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
MICHIGAN -- 5.0%
 Birmingham Economic Development Authority, Brown
  Street Project, Ser 1983, VRDN, RB
  4.075%, 09/07/95 (A) (B) (C)                          $ 1,205     $  1,205
 Kalamazoo Education Development Authority, Wyndham
  Project, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            2,200        2,200
 McDonald Tax-Exempt Mortgage Trust #1, Michigan, RB
  5.350%, 01/15/96 (A) (B) (C)                              546          546
 Michigan State Hospital Finance Authority, Hospital
  Equipment Loan Program, Ser A, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                           10,000       10,000
 Michigan State Hospital Finance Authority, Hospital
  Equipment Loan Project, Ser A, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                            3,300        3,300
 Michigan State Hospital Finance Authority, Hospital
  Equipment Project, Ser A, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                            3,400        3,400
 Michigan Strategic Fund Obligation, Freezer Services
  of Michigan, Ser 1993, VRDN, RB
  4.100%, 09/07/95 (A) (B) (C)                            1,100        1,100
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                              162          162
 Wayne County Downriver System Sewer Disposal
  Project,
  Ser B, TECP
  4.350%, 09/26/95 (C)                                    5,500        5,500
 Wayne County School District, City of Detroit, SAN
  4.500%, 05/01/96                                       13,000       13,054
                                                                    --------
                                                                      40,467
                                                                    --------
MINNESOTA -- 6.9%
 Bloomington Multi-Family Housing, Hampshire
  Apartments Project, Ser A-1991, VRDN, RB
  3.860%, 09/07/95 (A) (B)                               15,000       15,000
 Brooklyn Center Development Project, Brookdale
  Office Park, Ser 1984, VRDN, RB
  3.710%, 09/07/95 (A) (B) (C)                            2,860        2,860

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Golden Valley Industrial Development Authority,
  Graco Project, Ser 1988, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                         $ 1,215     $  1,215
 Minneapolis Ser A, VRDN, RB
  3.610%, 09/07/95 (A) (B) (C)                          21,700       21,700
 Plymouth Industrial Development Authority, Banner
  Engineering Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           1,800        1,800
 Plymouth, Woodland Village Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           1,630        1,630
 Saint Paul Housing And Redevelopment Authority,
  Multi-Family Housing, Kendrick Housing Project,
  VRDN, RB
  5.250%, 09/07/95 (A) (B) (C)                           3,395        3,395
 Saint Paul Port Authority Energy, Park Tax
  Increment,
  First Lien, RB
  3.900%, 02/01/96                                       1,615        1,615
 Saint Paul Water Project,
  Ser 1994-D, VRDN, RB
  3.660%, 09/07/95 (A) (B) (C)                           6,000        6,000
                                                                   --------
                                                                     55,215
                                                                   --------
MISSISSIPPI -- 0.3%
 Desoto County Industrial Development Refunding,
  American Soap Project, VRDN, RB
  4.860%, 09/07/95 (A) (B) (C)                           2,400        2,400
                                                                   --------
MISSOURI -- 2.2%
 Howell County Industrial Development Authority,
  Safeway Project, VRDN, RB
  3.800%, 02/01/96 (A) (B) (C)                           3,000        3,000
 Kansas City Industrial Development Authority,
  Baptist Health System, Ser A, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           2,025        2,025
 Macon City Industrial Development Authority, Health
  Care Realty Macon Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                           1,640        1,640

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Missouri State Economic Improvement & Energy
  Authority PCR, Union Electric Project, VRDN, RB
  4.000%, 06/01/96 (A) (B) (C)                          $ 3,500     $  3,500
 Missouri State Health & Educational Facilities
  Authority SSM, Health Care Project,
  Ser C, VRDN, RB,
  MBIA Insured
  3.500%, 09/07/95 (A) (B)                                6,200        6,200
 Saint Louis County Industrial Development Authority,
  Schnuck Markets Kirkwood Project, VRDN, RB
  4.200%, 09/07/95 (A) (B) (C)                            1,250        1,250
                                                                    --------
                                                                      17,615
                                                                    --------
MONTANA -- 0.4%
 Great Falls Industrial Development Authority,
  Safeway Project, RB
  3.950%, 12/01/95 (A) (B) (C)                            2,315        2,315
 Montana Board of
  Investments, GO
  4.900%, 03/01/96 (A) (B)                                1,000        1,002
                                                                    --------
                                                                       3,317
                                                                    --------
NEBRASKA -- 0.8%
 Nebraska Public Power District Ser B, TECP
  3.950%, 09/08/95                                        6,600        6,600
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                               52           52
                                                                    --------
                                                                       6,652
                                                                    --------
NEVADA -- 0.8%
 Henderson Public Improvement Trust Multi-Family
  Housing, Pueblo Verde I+II Apartment Project, Ser
  1995-B, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            6,700        6,700
                                                                    --------
NEW HAMPSHIRE -- 0.1%
 New Hampshire Educational & Health Facilities
  Authority, Dartmouth Education Loan, Ser 1995, RB
  4.100%, 06/01/96 (B)                                    1,015        1,015
                                                                    --------

----------------------------------------------------------------------------
                                                        Face
                                                    Amount (000) Value (000)
----------------------------------------------------------------------------
NEW JERSEY -- 0.1%
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                        $   291     $    291
                                                                  --------
NEW MEXICO -- 0.4%
 Albuquerque Metropolitan Redevelopment Authority,
  Springer Square Project, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                          3,000        3,000
                                                                  --------
NEW YORK -- 2.2%
 Campbell-Savona Community School District, BAN
  5.800%, 01/25/96                                      4,500        4,507
 Nassau County, Ser F, BAN
  4.500%, 03/15/96                                      2,750        2,759
 Ontario County Industrial Development Authority,
  Seneca Foods Project,
  Ser 1992, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                          3,000        3,000
 Wayne County Industrial Development Authority,
  Seneca Foods Project,
  Ser 1992, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                          5,060        5,060
 West Islip Unified Free School District, TAN
  4.750%, 06/27/96                                      2,000        2,012
                                                                  --------
                                                                    17,338
                                                                  --------
NORTH CAROLINA -- 0.9%
 Buford Industrial Facility PCR, Texasgulf Project,
  VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                          2,000        2,000
 Granville County Industrial Facility & Pollution
  Control, Lenox Ser 1991, VRDN, RB
  3.650%, 09/07/95 (A) (B)                              5,465        5,465
                                                                  --------
                                                                     7,465
                                                                  --------
NORTH DAKOTA -- 2.5%
 Cass County Fargo Public
  School District #1, GO
  4.500%, 11/27/95                                      7,200        7,201
 Fargo, Kelly Inn Project,
  Ser 1993, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                          1,255        1,255

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Oliver County Pollution Control, Minnesota Power &
  Light Square Butte Project, RB
  4.300%, 09/01/95 (A)                                 $12,000     $ 12,000
                                                                   --------
                                                                     20,456
                                                                   --------
OHIO -- 3.5%
 Brecksville-Broadview Heights City School District,
  BAN
  5.710%, 01/18/96                                       2,500        2,501
 Marion County Hospital Authority, Pooled Lease
  Program, Ser 1991, RB
  4.250%, 11/01/95 (A) (B) (C)                           3,560        3,560
 McDonald Tax-Exempt Mortgage Trust, Ohio #1, RB
  5.350%, 01/15/96 (A) (B) (C)                           2,548        2,548
 Montgomery County Education Development Authority,
  ND Motels Project, RB
  4.200%, 12/15/95 (A) (B) (C)                           1,785        1,785
 North Olmstead, Various Purpose Improvement Notes,
  Ser 1995, BAN
  4.670%, 06/20/96                                       6,000        6,019
 Ohio State Higher Education Facility Commission,
  Ashland University Project, Ser 1995, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                           4,030        4,030
 Scioto County Healthcare Facilities Authority,
  Hillview Retirement Project, RB
  4.200%, 12/01/95 (A) (B) (C)                           1,980        1,980
 Stark County Canton Christian Home Project, Ser
  1990, RB
  4.500%, 09/01/95 (A) (B) (C)                           1,410        1,410
 Stark County Health Care Facilities, Canton
  Christian Home Project, RB
  4.450%, 09/15/95 (A) (B) (C)                           1,645        1,645
 Summit County, BAN
  4.250%, 06/05/96                                       2,800        2,805
                                                                   --------
                                                                     28,283
                                                                   --------
OKLAHOMA -- 3.3%
 Oklahoma City Industrial Development Authority,
  Baptist General Convention Project,
  Ser 89, RB
  4.000%, 03/01/96 (B) (C)                               5,000        5,000

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Oklahoma City, Oklahoma University, Ser 1955, VRDN,
  RB
  3.925%, 09/07/95 (A) (B) (C)                         $ 8,500     $  8,500
 Oklahoma Mid-West Tax-Exempt Mortgage Bond Trust,
  VRDN, RB
  3.700%, 09/15/95 (A) (B) (C)                             493          493
 Tulsa County Industrial Development Authority,
  Laureate Psychiatric Healthcare Project, RB
  3.750%, 12/15/95 (A) (B) (C)                           4,365        4,365
 Tulsa Industrial Development Authority, Saint John
  Medical Center Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                             995          995
 Tulsa Parking Authority, First Mortgage Williams
  Project,
  Ser 84-A, VRDN, RB
  4.300%, 11/15/95 (A) (B) (C)                           3,000        3,001
 Tulsa Public Facilities Authority, Capital
  Improvement Project, Ser 87-B, VRDN, RB
  3.875%, 11/15/95 (A) (B) (C)                           4,075        4,075
                                                                   --------
                                                                     26,429
                                                                   --------
OREGON -- 0.9%
 Klamath Electric, Falls Hydroelectric, Ser C,
  VRDN, RB
  4.400%, 05/01/96 (A) (B)                               7,000        7,000
                                                                   --------
PENNSYLVANIA -- 7.1%
 Allegheny County Hospital Development Authority,
  Harmarville Rehabilatation Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             900          900
 Beaver County Industrial Development Authority,
  Duquesne Light & Power, TECP
  4.500%, 10/10/95 (C)                                   1,500        1,500
 Cumberland County Municipal Authority, United
  Methodist Home Project, RB
  3.950%, 07/01/96 (A) (B) (C)                           4,235        4,235
 Delaware Valley Regional Finance Authority, Local
  Government, Ser B, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                           1,300        1,300

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Delaware Valley Regional Finance Authority, Local
  Government, Ser C, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                          $ 1,000     $  1,000
 Delaware Valley Regional Government Finance
  Authority, Ser A, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            1,000        1,000
 Delaware Valley Regional Government Finance
  Authority, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            5,100        5,100
 Erie County Hospital Authority, Senior Living
  Services Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            1,145        1,145
 McCandless Industrial Development Authority,
  Bradford Foundation Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            1,730        1,730
 McDonald Tax-Exempt Mortgage Trust, Pennsylvania #1,
  RB
  5.350%, 01/15/96 (A) (B) (C)                              546          546
 Montgomery County Higher Education & Health
  Authority, VRDN, RB
  3.400%, 09/06/95 (A) (B) (C)                            2,700        2,700
 Montgomery County Industrial Development, Ikea
  Property Project, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                            3,300        3,300
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                              118          118
 Pennsylvania Higher Education Facility, Thomas
  Jefferson University Project, Ser B, RB
  3.900%, 02/26/96 (A) (B) (C)                            4,000        4,000
 Pennsylvania State Authority For Improvement In
  Municipalities, Hospital Equipment Leasing,
  Allegheny County Hospital Project, VRDN, RB
  3.500%, 09/01/95 (A) (B)                                1,545        1,545
 Pennsylvania State Infrastructure Investment
  Authority, Pennvest Loan Pool Program,
  Ser 1994, RB
  3.600%, 09/07/95 (A) (B) (C)                            2,000        2,000
 Philadelphia Hospital & Higher Education Facility
  Authority, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                            1,800        1,800

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Philadelphia School District,
  Ser 1995, TRAN
  4.500%, 06/28/96                                     $ 8,000     $  8,036
 Quakertown Hospital Authority, HPS Group Pooled
  Financing Project, VRDN, RB
  3.650%, 09/05/95 (A) (B) (C)                           1,700        1,700
 Sayre Health Care Facility Authority, Pennsylvania
  Capital Financing Project, Ser D, VRDN, RB
  3.500%, 09/07/95 (A) (B) (C)                             400          400
 Sayre Health Care Facility Authority, VHA Capitol
  Finance Project, Ser I, VRDN, RB, AMBAC Insured
  3.500%, 09/07/95 (A) (B) (C)                           2,700        2,700
 Schuylkill County Industrial Development Authority,
  Gilberton Power Project, VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                           6,900        6,900
 Warren County, Warren General Hospital Project, Ser
  1994-B, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             400          400
 York County Industrial Development Authority, New
  Edgecomb Project, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                           3,865        3,865
                                                                   --------
                                                                     57,920
                                                                   --------
RHODE ISLAND -- 0.8%
 Cranston, BAN
  4.700%, 11/15/95                                       4,119        4,124
 Cranston, Sewer Project, RAN
  4.750%, 07/05/96                                       2,000        2,010
                                                                   --------
                                                                      6,134
                                                                   --------
SOUTH CAROLINA -- 3.8%
 Charleston Center Tax Exempt Bond Grantor Trust #5,
  VRDN, RB
  4.550%, 09/01/95 (A) (B) (C)                           3,535        3,535
 Charleston Center Tax-Exempt Bond Grantor Trust #1,
  VRDN, RB
  3.850%, 02/01/96 (A) (B) (C)                           7,263        7,263
 Charleston Center Tax-Exempt Bond Grantor
  Trust #4, VRDN, RB
  4.250%, 12/01/95 (A) (B) (C)                           7,268        7,268

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Charleston Center Tax-Exempt Bond Grantor
  Trust #5, VRDN, RB
  3.950%, 03/01/96 (A) (B) (C)                          $   500     $    500
 Charleston Center Tax-Exempt Bond Guarantor Trust
  #2, VRDN, RB
  4.300%, 11/01/95 (A) (B) (C)                            4,000        4,000
 York County Pollution Control, North Carolina
  Electric
  Project, RB
  4.300%, 09/15/95 (A) (B)                                8,000        7,999
                                                                    --------
                                                                      30,565
                                                                    --------
SOUTH DAKOTA -- 0.2%
 Watertown Industrial Development Authority, Ramkota
  Project, Ser 1993, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                            1,345        1,345
                                                                    --------
TENNESSEE -- 2.8%
 Chattanooga-Hamilton County Hospital Authority,
  Erlanger Medical Center, VRDN, RB
  3.500%, 09/01/95 (A) (B) (C)                            1,500        1,500
 GAF Tax Exempt Bond Grantor Trust, Tennessee, Ser A,
  VRDN, RB
  4.150%, 09/07/95 (A) (B) (C)                            4,480        4,480
 Jackson Education & Hospital Facility, Delta
  Properties
  Project, RB
  4.250%, 10/01/95 (A) (B)                                1,600        1,600
 Memphis Government Improvement, Ser 85-B, VRDN, RB
  3.800%, 09/07/95 (A) (B) (C)                            2,400        2,400
 Memphis, Ser A, VRDN, GO
  3.550%, 09/01/95 (A) (B) (C)                            5,900        5,900
 Nashville & Davidson County, Metro Government
  Industrial Development Building, MFH Nashville
  Apartment Property Project, Ser 2, VRDN, RB
  4.250%, 09/01/95 (A) (B) (C)                            3,000        3,000
 Nashville Metropolitan Government, Industrial
  Development Authority,
  Toys 'R' Us Project, Ser 84, VRDN, RB
  3.950%, 09/07/95 (A) (B) (C)                            1,030        1,030

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Shelby County Health Education Housing, Rhodes
  College, VRDN, RB
  3.900%, 09/07/95 (A) (B) (C)                         $ 2,600     $  2,600
                                                                   --------
                                                                     22,510
                                                                   --------
TEXAS -- 5.9%
 Arlington Industrial Development Authority, Dallas-
  Fort Worth Newspapers Project, Ser 1985, VRDN, RB
  4.050%, 09/07/95 (A) (B) (C)                           3,500        3,500
 Corpus Christi Industrial Development Committee,
  Tex-Air Project, RB
  3.900%, 02/01/96 (A) (B) (C)                           4,915        4,915
 Harris County Multi-Family Housing, Glenhollow
  Project, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                           1,900        1,900
 Harris County Multi-Family Housing, Greenhouse
  Project, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                           2,400        2,400
 Matagorda County Hospital District, RB
  3.850%, 02/01/96 (A) (C)                               4,900        4,900
 North Carolina National Bank Tax Exempt Trust, Ser
  1990-B, VRDN, RB
  4.375%, 09/07/95 (A) (B) (C)                           6,715        6,715
 San Antonio Electric & Gas Project, Ser A, RB
  6.000%, 02/01/96                                       1,585        1,599
 Texas State, Ser A, TRAN
  4.750%, 08/30/96                                      20,500       20,632
 Trinity River Industrial Development Authority,
  Trinity River Project, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                           1,000        1,000
                                                                   --------
                                                                     47,561
                                                                   --------
UTAH -- 1.7%
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                             136          136
 Salt Lake City Industrial Development Authority,
  Deveraux Partners, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                           2,500        2,500

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INSTITUTIONAL TAX FREE PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Salt Lake City Industrial Development Authority,
  Park View Plaza Project, VRDN, RB
  3.810%, 09/07/95 (A) (B) (C)                          $ 4,450     $  4,450
 Utah County, TRAN
  4.650%, 12/29/95                                        2,500        2,502
 Webu County, Ser B, TAN
  4.500%, 12/28/95                                        1,750        1,753
 West Valley City Johnson Matthey Project, Ser 144-A,
  VRDN, RB
  3.500%, 09/01/95 (A) (B) (C)                            2,350        2,350
                                                                    --------
                                                                      13,691
                                                                    --------
VIRGINIA -- 0.8%
 Hampton Redevelopment & Housing Authority, Chase
  Hampton Village, Ser 1984, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            1,350        1,350
 Norfolk Industrial Development Authority, Toys "R"
  Us Project, Ser 1984, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                            2,500        2,500
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                               92           92
 Stafford County Industrial Development Authority,
  Safeway Project, VRDN, RB
  3.950%, 12/01/95 (A) (B) (C)                            2,335        2,335
                                                                    --------
                                                                       6,277
                                                                    --------
WASHINGTON -- 1.2%
 Kent Economic Development Authority, Northwest
  Aluminum Products Project, VRDN, RB
  3.900%, 09/07/95 (A) (B) (C)                            1,700        1,700
 Redmond Public Industrial Development Authority,
  Integrated Circuit Project, Ser 1988, VRDN, RB
  4.000%, 09/07/95 (A) (B) (C)                              850          850
 Seattle Industrial Development Authority,
  Northwestern Industries, Ser 1992, VRDN, RB
  4.200%, 12/01/95 (A) (B) (C)                            2,300        2,300

----------------------------------------------------------------------------
                                                        Face
                                                    Amount (000) Value (000)
----------------------------------------------------------------------------
 Seattle Municipal Light &
  Power, RB
  3.850%, 05/01/96 (B)                                $ 1,000     $  1,000
 Seattle Municipal Light & Power, Ser 1990, TECP
  4.300%, 10/05/95                                      3,750        3,750
                                                                  --------
                                                                     9,600
                                                                  --------
WEST VIRGINIA -- 1.9%
 Charleston Building Community Packing Facility,
  Charleston Town Center Project, VRDN, RB
  3.900%, 09/07/95 (A) (B) (C)                         11,920       11,920
 Parkersburg Industrial Development Authority, B-H
  Associates Project, VRDN, RB
  3.925%, 09/07/95 (A) (B) (C)                          3,500        3,500
                                                                  --------
                                                                    15,420
                                                                  --------
WISCONSIN -- 2.9%
 Chippewa Falls Area, Unified School District, TRAN
  4.560%, 09/29/95                                      4,750        4,750
 Hartford Industrial Development Authority, IC
  Products Project, VRDN, RB
  3.850%, 09/07/95 (A) (B) (C)                          5,000        5,000
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                            141          141
 Oshkosh Area High School District, Ser A, TRAN
  4.500%, 09/14/95                                      4,000        4,000
 Stevens Point Area School District, Callable
  09/01/95 @ 100, BAN
  5.500%, 09/01/95                                      4,000        4,000
 Village of Menomonee Industrial Development
  Authority, Maysteel Corporation, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                          3,000        3,000
 Village of Prentice Industrial Development
  Authority, Blount Project, Ser 1992, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                          2,363        2,363
                                                                  --------
                                                                    23,254
                                                                  --------

--------------------------------------------------------------------------------
PENNSYLVANIA TAX FREE PORTFOLIO

--------------------------------------------------------------------------
                                                      Face
                                                  Amount (000) Value (000)
--------------------------------------------------------------------------
WYOMING -- 0.2%
 Cheyenne County Holiday Inn Project, RB
  4.800%, 10/01/95 (A) (B) (C)                      $ 1,310     $  1,310
 Northwest Mutual Life Tax Exempt Mortgage Trust,
  VRDN, RB
  4.500%, 02/15/96 (A) (B) (C)                          103          103
                                                                --------
                                                                   1,413
                                                                --------
Total Municipal Bonds
 (Cost $841,688,834)                                             841,689
                                                                --------
Total Investments -- 104.7%
 (Cost $841,688,834)                                             841,689
                                                                --------
OTHER ASSETS AND LIABILITIES -- -4.7%
Other Assets and Liabilities, Net                                (37,728)
                                                                --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no
  par value) based on 789,040,395 outstanding shares of
  beneficial interest                                            788,872
 Portfolio shares of Class B (unlimited authorization -- no
  par value) based on 15,082,335 outstanding shares of
  beneficial interest                                             15,082
 Accumulated Net Realized Loss on Investments                         (3)
 Undistibuted Net Investment Income                                   10
                                                                --------
Total Net Assets: -- 100.0%                                     $803,961
                                                                ========
Net Asset Value, Offering Price and Redemption Price Per
 Share -- Class A                                               $   1.00
Net Asset Value, Offering and Redemption Price Per Share --
  Class B                                                       $   1.00
                                                                ========

AMBAC   American Municipal Bond Assurance Company
BAN     Bond Anticipation Note
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MFH     Multi Family Housing
RAN     Revenue Anticipation Note
RB      Revenue Bond
SAN     School Aid Note
Ser     Series
TAN     Tax Anticipation Note
TAW     Tax Anticipation Warrant
TECP    Tax Exempt Commercial Paper
TRAN    Tax & Revenue Anticipation Note
VRDN    Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand Feature -- the date reported on the Statements of Net Assets is the lesser of the maturity date or put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-ReFunded Security--the maturity date shown is the pre-refunded date.

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
MUNICIPAL BONDS -- 104.6%
PENNSYLVANIA -- 104.6%
 Allegheny County Hospital Development Authority,
  Revenue Childrens Hospital,
  Ser B, VRDN, RB, MBIA Insured
  3.550%, 09/07/95 (A) (B)                              $1,000      $ 1,000
 Allegheny County, University of Pittsburgh,
  Education Buildings, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             570          570
 Beaver County Industrial Development Revenue,
  Dusquesne Light & Power, TECP, Swiss Bank Insured
  4.500%, 10/10/95 (C)                                     500          500
 Berks County Industrial Development Authority, Elf
  Aquitaine Project, VRDN, RB
  3.825%, 09/07/95 (A) (B) (C)                           1,200        1,200
 Bucks County Industrial Development Authority,
  Edgecomb Metals, VRDN, RB
  3.675%, 09/07/95 (A) (B) (C)                             700          700
 Bucks County Water & Sewer Authority, Neshaminy
  Interceptor Sewer Systems Project, Escrowed to
  Maturity, RB
  7.700%, 12/01/95 (D)                                   1,000        1,010
 Butler County Industrial Development Revenue,
  Pennzoil Project, VRDN, RB
  4.250%, 09/07/95 (A) (B) (C)                             600          600
 Delaware County Industrial Development Authority,
  Philadelphia Electric Project, RB, FGIC Insured
  4.150%, 10/20/95                                         400          400
 Delaware County, GO
  6.700%, 12/01/95                                         250          251
 Delaware County, Industrial Development Authority,
  British Petroleum Project, Ser 1995, VRDN, RB
  3.250%, 09/01/95 (A) (B)                               1,200        1,200
 Delaware Valley, Regional Finance Authority, Ser B,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                           1,000        1,000
 Delaware Valley, Regional Finance Authority, Ser D,
  VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                             100          100

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

PENNSYLVANIA TAX FREE PORTFOLIO--CONTINUED

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Lackawanna River Basin, RB
  9.375%, 09/01/95 (D)                                  $  555      $   555
 Lancaster Higher Education Authority, Franklin &
  Marshall Project, Ser 1995, VRDN, RB
  3.900%, 09/07/95 (A) (B)                                 600          600
 Lebanon County Industrial Development Authority,
  Environmental Improvement, Aluminum Company of
  America, Ser 1992, VRDN, RB
  3.650%, 09/07/95 (A) (B)                               1,000        1,000
 Lebanon County Industrial Development Authority,
  Pollution Control, Aluminum Company of America
  Project, Ser 1992, VRDN, RB
  3.650%, 09/07/95 (A) (B)                               1,020        1,020
 Lehigh County Water Authority, VRDN, RB
  3.400%, 09/07/95 (A) (B) (C)                             885          885
 Montgomery County Higher Education & Health
  Authority, United Hospitals Project,
  Ser B, Pre-Refunded
  @ 102, RB
  9.750%, 11/01/95 (D)                                     300          309
 Montgomery County Higher Education & Health
  Authority, VRDN, RB
  3.400%, 09/07/95 (A) (B) (C)                           1,100        1,100
 Montgomery County Hospital Revenue, Abington
  Memorial Hospital, Prerefunded
  @ 103, RB
  8.000%, 06/01/96 (D)                                     600          634
 Montgomery County Industrial Development Authority,
  Ikea Property Project, VRDN, RB
  3.700%, 09/07/95 (A) (B)                                 500          500
 Montour County Geisinger Health System Authority,
  Ser 1992 B, VRDN, RB
  3.250%, 09/01/95 (A) (B) (C)                             900          900
 North Umberland County Atlas Development Authority,
  VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                             100          100

------------------------------------------------------------------------------
                                                          Face
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Pennsylvania Higher Education Facility Authority,
  Thomas Jefferson University Project, Ser C, RB
  3.900%, 02/26/96 (B) (C)                               $  500      $   500
 Pennsylvania State Improvement Authority, Allegheney
  County Hospital Project, VRDN, RB
  3.500%, 09/01/95 (A) (B)                                  600          600
 Pennsylvania State Infrastructure Investment
  Authority, Penvest Loan Pool Program,
  Ser 1994, VRDN, RB
  3.600%, 09/07/95 (A) (B) (C)                            1,100        1,100
 Pennsylvania State University, University Project,
  Ser 1994-A, RB
  5.500%, 12/21/95                                          700          701
 Philadelphia Industrial Development Authority,
  Multi-Family Housing Revenue Bond For Harbor View
  Towers Project, VRDN, RB
  3.750%, 09/07/95 (A) (B) (C)                            1,015        1,015
 Philadelphia Industrial Development Authority,
  Philadelphia Airport Hotel, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                              500          500
 Philadelphia School District, Ser 1995, TRAN
  4.500%, 06/28/96                                        1,000        1,004
 Philadelphia,
  Ser A, TRAN
  4.500%, 06/27/96                                        1,000        1,004
 Quakertown Hospital Authority, HPS Group Pooled
  Financing Project, VRDN, RB
  3.650%, 09/07/95 (A) (B) (C)                              500          500
 Sayre County Health Care Facility Authority,
  Pennsylvania Capital Financing Project, Ser D,
  VRDN, RB
  3.500%, 09/07/95 (A) (B)                                1,120        1,120
 Schuylkill County Industrial Development Authority,
  Gilberton Power Project,
  VRDN, RB
  3.550%, 09/07/95 (A) (B) (C)                            1,200        1,200

--------------------------------------------------------------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO

-----------------------------------------------------------------------------
                                                         Face
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Schuylkill County Industrial Development Authority,
  Westwood Energy Project, VRDN, RB
  3.600%, 09/01/95 (A) (B) (C)                          $  300      $   300
 Warren County, Warren General Hospital Project, Ser
  1994 B, VRDN, RB
  3.700%, 09/07/95 (A) (B) (C)                             500          500
 West Perry School Dist,
  Ser A, GO
  6.350%, 04/01/96 (D)                                     150          152
 West View Municipal Authority, RB
  9.500%, 11/15/95 (D)                                     600          614
 Williamsport Area School Dist,
  Ser A, RB, MBIA Insured
  6.900%, 03/01/96 (D)                                     200          203
 Wilson Area School District, GO
  6.700%, 02/15/96 (D)                                     100          101
                                                                    -------
                                                                     27,248
                                                                    -------
Total Municipal Bonds
 (Cost $27,248,421)                                                  27,248
                                                                    -------
Total Investments -- 104.6%
 (Cost $27,248,421)                                                  27,248
                                                                    -------
OTHER ASSETS AND LIABILITIES -- -4.6%
 Other Assets and Liabilities, Net                                   (1,190)
                                                                    -------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 26,059,128 outstanding shares of beneficial
  interest                                                           26,059
 Overdistributed Net Investment Income                                   (1)
                                                                    -------
Total Net Assets: -- 100.0%                                         $26,058
                                                                    =======
Net Asset Value, Offering Price and Redemption Price Per Share --
  Class A                                                           $  1.00
                                                                    =======

FGIC    Financial Guaranty Insurance Corporation
GO      General Obligation
MBIA    Municipal Bond Insurance Association
RB      Revenue Bond
Ser     Series
TECP    Tax Exempt Commercial Paper
TRAN    Tax & Revenue Anticipation Note
VRDN    Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on August 31, 1995.
(B) Put and Demand Feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or put date.
(C) Securities are held in conjunction with a letter of credit from a major commercial bank or financial institution.
(D) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
MUNICIPAL BONDS -- 99.8%
ALASKA -- 4.0%
 Anchorage Electric Utility, RB, MBIA Insured
  8.000%, 12/01/06                                       $1,775      $ 2,195
  8.000%, 12/01/07                                        1,310        1,619
                                                                     -------
                                                                       3,814
                                                                     -------
ARIZONA -- 1.2%
 Mohave County School District #1, GO, AMBAC Insured
  9.250%, 07/01/99                                          225          262
 Tempe, GO
  8.000%, 07/01/01                                          735          862
                                                                     -------
                                                                       1,124
                                                                     -------
ARKANSAS -- 0.6%
 Little Rock Capital Improvement, Ser 1995-A,
  Callable 02/01/00 @ 100, GO
  5.950%, 02/01/12                                          570          575
                                                                     -------
CALIFORNIA -- 9.3%
 Anaheim Public Finance Authority, Electric Utility
  Project, Callable 04/01/03 @ 102, RB,
  MBIA Insured
  5.400%, 10/01/08                                        2,000        1,965
 California State, Veterans Affairs, Ser AZ,
  Callable 02/01/96 @ 100, GO
  6.450%, 02/01/01                                        1,300        1,311
 Los Angeles Department of
  Water & Power, RB
  9.000%, 10/15/02                                        2,000        2,475
 Riverside, Electric Revenue, RB, Callable 10/01/01 @
  102
  6.600%, 10/01/05                                        1,000        1,089
 University of California
  Board of Regents, RB
  6.500%, 09/01/02                                        1,995        2,152
                                                                     -------
                                                                       8,992
                                                                     -------
CONNECTICUT -- 0.7%
 Connecticut State Industrial Development Authority,
  Pollution Control, Frito-Lay-Pepsi Project, RB
  6.375%, 07/01/04                                          560          572

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Connecticut State Multi-Family Mortgage, Callable
  04/01/97 @ 100 RB
  4.600%, 04/01/08 (B)                                    $  100      $   100
                                                                      -------
                                                                          672
                                                                      -------
FLORIDA -- 6.3%
 Dade County, Aviation Revenue, Ser V, VRDN, RB
  3.650%, 09/07/95                                           425          425
 Dade County, Guaranteed Entitlement, Zero Coupon
  Bond, RB, MBIA Insured
  0.000%, 02/01/00                                           600          494
 Florida State, Enviromental Preservation, RB,
  AMBAC Insured,
  Callable 07/01/05 @ 101
  5.500%, 07/01/07                                         1,000        1,020
 Hillsborough County Utility Authority, RB, Escrowed
  To Maturity, MBIA Insured
  9.750%, 12/01/03                                         1,425        1,831
 Hillsborough County, Industrial Development
  Authority, Tampa Electric Project, VRDN, RB
  3.450%, 09/07/95                                           100          100
 Jacksonville Electric Revenue Authority, Ser Two 1987
  A-1, RB, Callable 10/01/97 @ 101.50
  7.100%, 10/01/99                                         1,000        1,074
 Volusia County, Master Lease Program, COP, FSA
  Insured, Callable 08/01/01 @ 102
  6.625%, 08/01/06                                         1,000        1,093
                                                                      -------
                                                                        6,037
                                                                      -------
HAWAII -- 0.8%
 Hawaii State, Ser BV, GO
  5.700%, 11/01/99                                           750          786
                                                                      -------
ILLINOIS -- 14.0%
 Cook County, GO, MBIA Insured
  7.250%, 11/01/07                                         2,000        2,350
 Illinois Development Finance Authority, Prog
  Community High School, Zero Coupon Bond, RB, MBIA
  Insured
  0.000%, 12/01/05                                         1,500          878
 Illinois Multi-Family Housing Authority, Section 8,
  RB
  10.625%, 07/01/14 (B)                                       20           20

-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Illinois State, Callable
  08/01/99 @102, GO
  6.375%, 08/01/00                                      $1,000      $ 1,081
 Kane & Dekalb County, School District #301, GO,
  AMBAC Insured
  6.300%, 12/01/04                                       2,640        2,891
 McClean County Law & Justice Center, GO
  7.300%, 11/01/02                                       1,280        1,466
 Metropolitan Pier & Exposition, RB
  5.750%, 06/15/02                                       1,500        1,584
 Schaumburg, Park District,
  Ser B, GO, FGIC Insured
  6.375%, 12/01/03                                       1,025        1,122
 Springfield, Electric Revenue, Callable 03/01/96 @
  102, RB
  7.750%, 03/01/06                                       2,000        2,078
                                                                    -------
                                                                     13,470
                                                                    -------
KENTUCKY -- 3.5%
 Kentucky State Turnpike Authority, Ser A, RB,
  Callable 07/01/96 @ 102
  8.500%, 07/01/04                                       1,055        1,113
 Kentucky State Turnpike Authority, TRAN, AMBAC
  Insured
  5.500%, 07/01/06                                       2,200        2,277
                                                                    -------
                                                                      3,390
                                                                    -------
LOUISIANA -- 1.9%
 Louisiana State, Ser A, GO,
  Callable 08/01/97 @ 102
  7.000%, 08/01/02                                       1,750        1,853
                                                                    -------
MASSACHUSETTS -- 6.2%
 Lowell, Callable
  02/15/01 @ 103, GO,
  FSA Insured
  8.300%, 02/15/05                                       1,855        2,180
 Massachusettes State Housing Finance Agency, Single
  Family, Ser 1, Callable
  12/01/95 @ 102, RB
  9.375%, 06/01/12                                         240          247
 Massachusetts Bay Transportation Authority, General
  Transportation System, Ser A, RB
  7.000%, 03/01/07                                       3,000        3,441

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Massachusetts Municipal Wholesale Electric Company,
  Ser A, RB, Mandatory Redemption @ 100
  8.750%, 07/01/98 (A)                                   $    5      $     6
  8.750%, 01/01/99 (A)                                        5            6
  8.750%, 07/01/99 (A)                                        5            6
  8.750%, 07/01/00 (A)                                        5            6
  8.750%, 01/01/02 (A)                                        5            6
  8.750%, 07/01/02 (A)                                        5            6
  8.750%, 01/01/03 (A)                                        5            6
  8.750%, 07/01/03 (A)                                        5            6
  8.750%, 01/01/04 (A)                                        5            6
  8.750%, 07/01/04 (A)                                       10           12
  8.750%, 07/01/05 (A)                                        5            6
                                                                     -------
                                                                       5,940
                                                                     -------
MICHIGAN -- 3.0%
 Michigan State Housing Development Authority,
  Ser 1983-B,
  Zero Coupon Bond, RB
  0.000%, 02/01/15                                        5,630          774
 Michigan State Public Power,
  Bell River Project, RB
  5.700%, 01/01/03                                        2,000        2,100
                                                                     -------
                                                                       2,874
                                                                     -------
MISSISSIPPI -- 1.7%
 Mississippi State Capital Improvement, Ser A, GO
  5.100%, 08/01/07                                        1,685        1,679
                                                                     -------
NEW JERSEY -- 2.2%
 New Jersey State Housing & Mortgage Finance Agency,
  Section 8, RB
  6.000%, 11/01/02                                        2,000        2,065
                                                                     -------
NEW MEXICO -- 3.4%
 Albuquerque Gross Receipts Tax Refunding, Ser A, RB,
  Callable 07/01/96 @ 102
  7.500%, 07/01/01                                          725          759
 New Mexico State Housing Authority, Single Family
  Mortgage, Callable
  07/01/02 @ 102, RB
  6.850%, 07/01/10                                        1,430        1,483
 Santa Fe, Saint Vincent's Hospital Project, RB, FGIC
  Insured
  7.500%, 07/01/02 (C)                                      855          998
                                                                     -------
                                                                       3,240
                                                                     -------

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
NEW YORK -- 4.0%
 New York State Dormatory Authority, Ser N, Callable
  11/16/95 @100, RB
  6.700%, 07/01/03                                       $  200      $   201
 New York State Medical Care Facility Agency, Ser A,
  RB 6.000%, 02/15/97                                       190          194
 New York State Medical, RB,
  FHA Insured
  5.200%, 08/15/05                                          725          730
 New York State Urban Development Correctional
  Facilities, Ser G, Callable 01/01/00 @ 102, RB
  7.100%, 01/01/03                                        2,500        2,727
                                                                     -------
                                                                       3,852
                                                                     -------
OHIO -- 4.7%
 Franklin County Convention Facility Authority, RB,
  Pre-Refunded @ 102,
  MBIA Insured
  7.000%, 12/01/00 (C)                                    2,000        2,278
 Ohio State Public Facilities Commission Higher
  Education, Ser B, RB, Callable
  06/01/97 @ 102
  7.000%, 06/01/99                                        2,100        2,231
                                                                     -------
                                                                       4,509
                                                                     -------
OKLAHOMA -- 0.7%
 Central Oklahoma Transportation & Parking Authority,
  RB, Escrowed To Maturity
  6.000%, 07/01/03                                          155          166
 Tulsa Industrial Development Authority, St. Johns
  Medical Center, RB,
  Escrowed To Maturity
  6.875%, 01/01/02                                          500          548
                                                                     -------
                                                                         714
                                                                     -------
PENNSYLVANIA -- 3.4%
 Delaware County, Industrial Development Authority,
  United Parcel Services Project, Ser 85, VRDN, RB
  3.400%, 09/07/95                                        1,000        1,000
 Easton Joint School Authority, Sinking Fund, RB,
  Escrowed To Maturity
  5.350%, 04/15/02                                          370          386

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

INTERMEDIATE-TERM MUNICIPAL PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Philadelphia Children's Hospital, RB, Pre-Refunded
  @ 102
  6.500%, 02/15/02 (C)                                    $1,150      $ 1,290
 Westmoreland County Municipal Authority, GO, Escrowed
  To Maturity
  9.125%, 07/01/10                                           500          609
                                                                      -------
                                                                        3,285
                                                                      -------
SOUTH CAROLINA -- 1.4%
 South Carolina Public Service Authority, Electric
  Improvement Revenue, Ser B, RB,
  Callable 07/01/01 @ 102
  6.700%, 07/01/02                                         1,220        1,359
                                                                      -------
SOUTH DAKOTA -- 0.3%
 South Dakota State Student Loan Assistance
  Corporation,
  Ser A, RB
  7.000%, 08/01/98                                           250          259
                                                                      -------
TEXAS -- 11.1%
 Austin Independent School District, RB, Escrowed to
  Maturity
  9.000%, 07/01/99                                           645          750
 Austin Utility Systems, RB, FGIC Insured
  5.800%, 11/15/06                                         1,000        1,053
 Austin Utility Systems, Ser 1992 B, RB, Callable
  11/15/98 @ 102
  7.250%, 11/15/03                                         1,175        1,288
  7.750%, 11/15/08                                           600          666
 Harris County, GO
  10.000%, 10/01/00                                        1,850        2,309
 Humble, GO
  7.625%, 02/01/00 (B)                                     1,000        1,123
 San Antonio, Electric & Gas Revenue, Callable
  02/01/99 @ 101.5 RB
  7.000%, 02/01/00                                         1,500        1,635
 San Antonio, Water Revenue,
  Zero Coupon Bond, RB, Pre-Refunded @ 49.8005
  0.000%, 05/01/00 (C)                                     2,000          805
 Texas Municipal Power Agency, RB, MBIA Insured
  5.500%, 09/01/10                                         1,000          990

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Texas State Housing Finance Authority, Ser 1985-A,
  Callable 01/01/96 @ 102, RB
  8.900%, 09/01/98                                        $   80      $    82
                                                                      -------
                                                                       10,701
                                                                      -------
UTAH -- 1.5%
 Salt Lake City Airport, RB,
  FGIC Insured
  7.400%, 06/01/00                                        $1,320      $ 1,416
                                                                      -------
VIRGINIA -- 1.2%
 Virginia Beach, Ser C, GO,
  Pre-Refunded @ 102
  6.600%, 08/01/01 (C)                                     1,000        1,123
                                                                      -------
WASHINGTON -- 4.4%
 Grant County, Public Utility District #2, RB
  5.625%, 01/01/07                                         2,470        2,529
 King County Library Systems, Callable 12/01/04 @ 100,
  GO
  4.700%, 12/01/05                                         1,000          985
 Washington State, Ser B, GO, Callable 08/01/00 @ 100
  6.750%, 08/01/03                                           700          757
                                                                      -------
                                                                        4,271
                                                                      -------
WASHINGTON, D.C. -- 2.8%
 District of Columbia, Ser A, GO
  5.125%, 06/01/99                                         1,000          968
 District of Columbia, Ser A-3, GO
  4.250%, 06/01/97                                         1,790        1,738
                                                                      -------
                                                                        2,706
                                                                      -------
WISCONSIN -- 5.5%
 Milwaukee, Ser BV, GO, Callable 06/01/99 @ 100
  6.750%, 06/01/00                                         1,155        1,246
 Wisconsin Municipal Insurance Commission, Ser 1987,
  RB,
  AMBAC Insured
  8.700%, 04/01/07                                           200          216
 Wisconsin State Clean Water Authority, Ser 1, RB
  6.875%, 06/01/11                                         1,640        1,847
 Wisconsin State Housing & Economic Development
  Authority, RB
  6.500%, 04/01/11                                           680          680

--------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO

------------------------------------------------------------------------
                                                    Face       Market
                                                Amount (000) Value (000)
------------------------------------------------------------------------
 Wisconsin State Housing & Economic Development
  Authority, Ser 1, RB,
  Callable 07/01/02 @ 102,
  FHA Insured
  6.600%, 09/01/07                                 $1,300      $ 1,346
                                                               -------
                                                                 5,335
                                                               -------
Total Municipal Bonds
 (Cost $94,290,280)                                             96,041
                                                               -------
Total Investments -- 99.8%
 (Cost $94,290,280)                                             96,041
                                                               -------
OTHER ASSETS AND LIABILITIES -- 0.2%
 Other Assets and Liabilities, Net                                 182
                                                               -------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no
  par value) based on 9,035,440 outstanding shares of
  beneficial interest                                           95,686
 Portfolio shares of Class D (unlimited authorization -- no
  par value) based on 51,784 outstanding shares of
  beneficial interest                                              574
 Accumulated Net Realized Loss on Investments                   (2,178)
 Net Unrealized Appreciation of Investments                      1,751
 Undistributed Net Investment Income                               390
                                                               -------
Total Net Assets: -- 100.0%                                    $96,223
                                                               =======
Net Asset Value, Offering Price and Redemption Price Per
 Share -- Class A                                              $ 10.59
Net Asset Value, Offering Price and Redemption Price Per
 Share -- Class D                                              $ 10.59
Maximum Offering Price Per Share -- Class D (10.59/96.5%)      $ 10.97
                                                               =======

AMBAC  American Municipal Bond Assurance Company
COP    Certificate of Participation
FGIC   Financial Guaranty Insurance Corporation
FHA    Federal Housing Agency
FSA    Financial Security Assurance
GO     General Obligation
MBIA   Municipal Bond Insurance Association
RB     Revenue Bond
Ser    Series
TRAN   Tax & Revenue Anticipation Note
VRDN   Variable Rate Demand Note
(A) Mandatory Redemption -- the date reported on the Statement of Net Assets is the mandatory redemption date.
(B) Security is held in conjunction with a letter of credit from a major commercial bank or financial institution.
(C) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.5%
GUAM -- 1.2%
 Guam Government Highway, Ser A, GO, CGIC Insured
  5.100%, 05/01/97                                        $  500     $    508
 Guam Power Authority, RB, AMBAC Insured
  5.400%, 10/01/03                                           750          782
                                                                     --------
                                                                        1,290
                                                                     --------
PENNSYLVANIA -- 96.4%
 Allegheny County Airport Revenue, Pittsburgh
  International Airport, Ser A, RB
  5.300%, 01/01/03 (B)                                     1,000        1,021
 Allegheny County Hospital Development Authority,
  Children's Hospital of Pittsburgh, Ser 1991, RB,
  MBIA Insured
  6.600%, 07/01/01                                         1,000        1,083
 Allegheny County Hospital Development Authority,
  Magee Women's Hospital, Callable 10/01/02 @ 102, RB,
  FGIC Insured
  6.000%, 10/01/05                                         1,525        1,624
 Allegheny County Hospital Development Authority,
  Magee Women's Hospital, Ser 1993, RB, FGIC Insured
  5.200%, 10/01/05                                         1,000        1,033
 Allegheny County Hospital Development Authority,
  Mercy Hospital of Pittsburgh, Callable 10/01/96 @
  102, RB, BIGI Insured
  6.875%, 10/01/99                                         1,000        1,043
 Allegheny County Hospital Development Authority,
  St. Margaret Memorial Hospital, Callable
  09/11/04 @ 100, RB,
  Escrowed to Maturity
  6.750%, 07/01/10                                           110          119
 Allegheny County Institutional District, Ser 18, GO,
  MBIA Insured
  7.000%, 04/01/02                                         1,000        1,098

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

PENNSYLVANIA MUNICIPAL PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Allegheny County Sanitary Authority, Ser 1992, RB,
  FGIC Insured
  5.200%, 12/01/00                                       $1,000      $ 1,029
 Allegheny County, Ser C-38,
  GO, AMBAC Insured
  6.200%, 09/01/01                                        1,000        1,079
 Allegheny Hospital Development Authority, Montefiore
  Hospital, Callable 03/10/04 @ 100, RB,
  Escrowed To Maturity
  6.875%, 07/01/09                                          260          283
 Allentown Hospital Authority, Sacred Heart Project,
  Callable 03/21/04 @ 100,
  RB, Escrowed to Maturity
  8.000%, 03/01/09                                           70           81
 Beaver County Hospital Authority, Medical Center
  Project, RB, AMBAC Insured
  6.100%, 07/01/01                                        1,000        1,069
 Beaver County Housing Authority, First Mortgage
  Guaranteed, Section 8, Callable 03/19/97 @ 100, RB,
  MBIA Insured
  7.875%, 07/01/99                                          435          432
 Bensalem Township Water & Sewer Authority, Callable
  07/13/05 @ 100, RB,
  Escrowed to Maturity
  6.750%, 12/01/14                                           75           81
 Berks County Municipal Hospital Authority, Hospital
  Revenue, Reading Hospital & Medical Center Project,
  Ser 1993, RB, MBIA Insured
  5.000%, 10/01/02                                        1,000          999
 Berks County, Ser 1992, GO, FGIC Insured
  5.150%, 11/15/01                                          750          767
 Bucks County Industrial Development Authority,
  Grandview Hospital, Ser 91, RB, Escrowed to
  Maturity, AMBAC Insured
  6.600%, 07/01/01                                          500          554
 Bucks County Redevelopment Authority, Mortgage
  Revenue, Warminster Heights, Section 8, Ser 1992-A,
  RB, FHA Insured
  5.750%, 08/01/97                                          100          101

-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Bucks County Redevelopment Authority, Mortgage
  Revenue, Warminster Heights,
  Section 8-A, Ser 1992-A,
  Callable 02/01/02 @ 100, RB, FHA Insured
  6.250%, 08/01/02                                      $  315      $   324
 Chartiers Valley Industrial Development Authority,
  First Mortgage,
  Colonial Building, Callable 12/01/97 @ 100, RB
  5.625%, 12/01/15                                         960          961
 Cumberland County Industrial Development Authority,
  Crown America Project, RB
  5.770%, 01/01/96 (A) (C)                                 635          639
 Cumberland Valley School District, Ser A, GO
  5.900%, 09/01/98                                         500          507
 Dauphin County General Authority, Penncrest School
  Project, RB, Mandatory
  Tender 06/02/03 @ 100
  6.600%, 06/02/26                                         915          982
 Dauphin County General Authority, Phoenixville
  Hospital, Hapsco Group Incorporated, Ser 1992-A,
  Callable 07/01/02 @ 102, RB, FGIC Insured
  5.900%, 07/01/05                                         845          895
 Dauphin County General Authority, RB, Mandatory
  Tender 06/01/04 @ 100
  6.700%, 06/01/26                                         720          774
 Delaware County Authority, Haverford College, Ser
  1993, RB, MBIA Insured
  3.500%, 11/15/96                                         145          144
 Delaware County Industrial Development Authority,
  Resource Recovery Project, RB
  8.100%, 12/01/13 (A)                                     800          840
 Delaware County, Callable 09/01/96 @ 100, GO
  6.900%, 12/01/96                                         255          264
 Delaware County, GO
  6.900%, 09/01/96 (D)                                     245          252

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Delaware River Port Authority, Callable 04/24/05 @
  100, RB, Escrowed To Maturity
  6.000%, 01/15/10                                        $  200      $   206
  6.500%, 01/15/11                                           305          323
 Erie County Hospital Authority, Hamot Medical Center,
  RB, AMBAC Insured
  6.700%, 02/15/02                                           500          549
 Erie County Hospital Authority, Callable 04/14/05 @
  100, RB, Escrowed to Maturity
  6.750%, 07/01/11                                            70           75
 Erie County, Ser 1991-A, GO, Escrowed to Maturity,
  FGIC Insured
  6.100%, 09/01/00                                         1,000        1,065
 Fort Le Boeuf School District,
  Ser A, GO, MBIA Insured
  5.150%, 01/01/02                                           500          514
 Greene County Industrial Development Authority,
  Pollution Control Revenue, Monogahela Power-Hatfield
  Ferry, Callable
  02/19/99 @ 100, RB
  6.300%, 02/01/02                                         1,000        1,004
 Hampton Township, Callable 07/17/00 @ 100, GO
  6.300%, 06/01/02                                           775          835
 Harrisburg Authority, Lease Revenue, RB, CGIC
  Insured, Pre-Refunded @ 101
  6.250%, 06/01/01 (D)                                     1,000        1,065
 Harrisburg Authority, Water Revenue, Ser 1992, RB,
  FGIC Insured,
  Escrowed To Maturity
  6.500%, 07/15/00                                         1,000        1,094
 Harrisburg Authority, Water Revenue, Ser B-1, RB,
  FGIC Insured
  5.100%, 07/15/02                                         1,000        1,001
 Hopewell Township, Callable 11/01/03 @ 100, RB
  5.800%, 11/01/08                                           815          775
 Lackawanna River Basin Authority, Sewer RB, Escrowed
  To Maturity
  7.000%, 09/01/95                                            20           20
 Lancaster Area Sewer Authority, Ser 1992, RB, MBIA
  Insured
  5.000%, 04/01/98                                           600          611
 Lancaster Sewer Authority, RB
  6.200%, 06/01/97                                           500          514

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Lehigh County General Purpose Authority, Saint Luke's
  Hospital, Bethlehem Project, RB, AMBAC Insured
  5.100%, 11/15/03                                        $1,000      $ 1,005
 Luzerne County, GO,
  FGIC Insured
  6.800%, 09/15/02                                           500          550
 Lycoming County Authority, Pennsylvania College of
  Technology, Ser 1990, RB, AMBAC Insured
  6.750%, 11/01/99                                         1,000        1,089
 Montgomery County Higher Education & Health
  Authority, Abington Memorial Hospital, Ser 1991-A,
  RB,
  AMBAC Insured
  6.200%, 06/01/00                                           800          858
  6.300%, 06/01/01                                         1,000        1,084
 Montgomery County Industrial Development Authority,
  Ecri Project,
  Callable 06/16/05 @ 100, RB
  6.850%, 06/01/13                                         2,165        2,151
 Montgomery County Industrial Development Authority,
  Star Dental Manufacturing, Callable 08/01/96 @ 100,
  RB
  7.000%, 08/01/98                                           150          151
 Montgomery County Redevelopment Authority, Multi-
  Family Housing, Gwynedd-Oxford Project, RB,
  6.125%, 12/01/96 (C)                                     2,000        2,005
 Norristown Area School District, Ser 1991, Bank
  Qualified GO
  6.650%, 09/01/02                                           100          111
 North Allegheny School District, Ser 1990, GO,
  AMBAC Insured
  7.100%, 05/01/00 (D)                                       250          279
 North Hills School District, Ser 1991, GO, MBIA
  Insured
  6.750%, 07/15/03                                         1,000        1,118
 North Penn Water Authority, Ser 1992, RB, FGIC
  Insured
  5.650%, 11/01/04                                         1,000        1,041
 Northampton County Higher Education Authority, Lehigh
  University, Ser 1989, RB, MBIA Insured
  6.750%, 11/15/99                                         1,000        1,091

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

PENNSYLVANIA MUNICIPAL PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Northumberland County Authority, Commonwealth
  Lease Revenue, Ser 1991, RB, MBIA Insured
  6.400%, 10/15/00                                        $1,000      $ 1,078
 Pennsylvania Commonwealth, COP
  6.200%, 06/01/96                                           500          503
 Pennsylvania Commonwealth, Ser 1993-A, COP,
  AMBAC Insured
  5.100%, 07/01/04                                         1,000        1,011
 Pennsylvania Higher Education Assistance Agency,
  Student Loan, Ser 1985-A, RB,
  FGIC Insured
  6.800%, 12/01/00                                         2,675        2,853
 Pennsylvania Higher Education, Drexel University,
  Callable 11/07/01 @ 100, RB,
  MBIA Insured
  7.000%, 05/01/02                                         1,000        1,076
 Pennsylvania Higher Education, Student Loan, Ser A,
  Callable 10/01/01 @ 102, RB
  7.050%, 10/01/16 (B)                                     1,500        1,581
 Pennsylvania Higher Education, Student Loan, Ser C,
  Callable 10/01/01 @ 102, RB
  7.150%, 09/01/21 (B)                                       500          528
 Pennsylvania Higher Educational Facilities Authority,
  College & University Revenue, Carnegie RIDC Regional
  Growth Fund, RB
  8.400%, 11/01/97                                           100          103
 Pennsylvania Higher Educational Facilities Authority,
  College & University Revenue, Drexel University,
  First Ser 1990, RB, MBIA Insured
  7.125%, 05/01/03                                           750          817
 Pennsylvania Higher Educational Facilities Authority,
  College & University Revenue, Hahnemann University
  Project, RB, MBIA Insured
  6.600%, 07/01/96                                           500          511
  6.400%, 07/01/01                                           570          620
  6.600%, 07/01/03                                           535          587

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Pennsylvania Higher Educational Facilities Authority,
  College & University Revenue, Messiah College, Ser
  1990, RB,
  MBIA Insured
  6.700%, 10/01/99                                        $  500      $   501
 Pennsylvania Higher Educational Facilities Authority,
  Dickinson College, Ser 1992, RB
  5.600%, 08/01/98                                           500          518
 Pennsylvania Higher Educational Facilities Authority,
  State System of Higher Education, Ser E, RB, MBIA
  Insured
  6.450%, 06/15/01                                           400          441
 Pennsylvania Higher Educational Facilities Authority,
  Susquehanna University, Ser 1990, RB, AMBAC Insured
  6.500%, 03/01/97                                           500          516
  6.600%, 03/01/98                                           500          526
 Pennsylvania Housing Finance Agency, Callable
  10/01/00 @ 102, RB
  7.800%, 10/01/20                                           100          105
 Pennsylvania Housing Finance Agency, Rental Housing,
  RB
  5.450%, 07/01/06                                         2,000        1,988
 Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Ser 1992-33, RB
  5.700%, 04/01/98                                           330          331
 Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Ser K, RB
  6.000%, 10/01/96                                           200          201
 Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Ser N, RB
  7.500%, 10/01/99                                           200          205
 Pennsylvania Industrial Development Authority,
  Economic Development, Ser 1991-A, RB
  6.400%, 07/01/97                                         1,000        1,035

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Pennsylvania Intergovernmental Cooperation Authority,
  Special Tax Revenue, City of Philadelphia Funding
  Program, Ser 1992, RB,
  FGIC Insured
  6.000%, 06/15/00                                        $1,000      $ 1,065
  5.050%, 06/15/04                                         1,000        1,006
 Pennsylvania State, Philadelphia College of Pharmacy,
  Ser A, MBIA Insured
  6.750%, 09/01/99                                           500          530
 Pennsylvania State University, Second Ser 1992, RB
  4.800%, 08/15/99                                           500          507
 Pennsylvania State University, Ser 1989, RB,
  Pre-Refunded @ 102
  6.750%, 07/01/99 (D)                                     1,000        1,103
 Pennsylvania State, 3rd Series, Callable 11/15/04 @
  101.5, GO
  6.400%, 11/15/06                                         2,000        2,207
 Pennsylvania Turnpike Commission, Pennsylvania
  Turnpike Revenue, Ser H, RB, FGIC Insured
  6.600%, 12/01/99                                         1,000        1,090
 Peters Township School District, Zero Coupon Bond,
  Callable 11/15/02 @ 100, GO
  0.000%, 11/15/07                                           100           44
 Philadelphia Hospital & Higher Education Authority,
  Presbyterian Medical Center, RB, Escrowed To
  Maturity
  6.000%, 12/01/02                                         1,325        1,383
  6.100%, 12/01/03                                           410          430
 Philadelphia Industrial Development Authority,
  Convention Project, PGH Development, Ser 1989,
  Callable 03/11/97 @ 100, RB, AMBAC Insured
  7.000%, 07/01/99                                         1,150        1,226
 Philadelphia Municipal Authority, Justice Lease
  Revenue, Ser 1991-B, RB,
  FGIC Insured
  6.700%, 11/15/01                                         1,000        1,114
 Philadelphia Municipal Authority, Municipal Services
  Building Lease Rental,
  Ser 1990, RB, CGIC Insured
  6.900%, 03/15/99                                         1,000        1,078

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Philadelphia Regional Port Authority, Commonwealth
  Lease Revenue, Ser 1993, RB, MBIA Insured
  4.100%, 09/01/95                                        $  500      $   500
 Philadelphia School District,
  Ser 1991-B, Callable
  03/14/03 @ 100, GO,
  MBIA Insured
  7.000%, 07/01/05                                           250          284
 Philadelphia Water & Sewer Revenue, Ser 15, RB,
  MBIA Insured
  6.850%, 10/01/99                                           500          546
 Philadelphia Water & Waste Water, RB,
  MBIA Insured
  4.600%, 08/01/98                                         1,000        1,010
 Philadelphia, Airport Revenue, Callable 12/01/95 @
  100, RB, MBIA Insured
  5.900%, 06/15/96                                           135          136
 Philadelphia, Airport Revenue, Ser A, RB, AMBAC
  Insured
  5.700%, 06/15/07                                         1,420        1,448
 Philadelphia, Gas Works Revenue, 14th Ser, RB,
  FSA Insured
  6.250%, 07/01/08                                         1,000        1,051
 Philadelphia, Hospital Revenue, Graduate Hospital
  Project, Callable 10/03/04 @ 100, RB, Escrow To
  Maturity
  7.000%, 07/01/10                                           195          214
 Philadelphia, Hospital Revenue, United Hospitals
  Project, RB,
  10.875%, 07/01/05 (D)                                      220          295
 Philadelphia, Ser 1994-B, GO
  5.100%, 11/15/00                                         1,000        1,023
 Pittsburgh Parking Authority, Ser 1992-A, Callable
  12/14/04 @ 100, RB,
  FGIC Insured
  5.750%, 12/01/05                                           500          523
 Pittsburgh School District,
  Ser 1993-A, GO,
  FGIC Insured
  4.850%, 09/01/03                                           500          489
 Pittsburgh Stadium Authority, Lease Revenue, Callable
  02/25/05 @ 100, RB,
  Escrowed To Maturity
  6.500%, 04/01/11                                           320          348

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

PENNSYLVANIA MUNICIPAL PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Pittsburgh Urban Redevelopment Authority, Home
  Improvement Loans, Callable 08/14/03 @ 100, RB, FHA
  Insured
  7.125%, 08/01/04                                        $  835      $   863
 Pittsburgh Water & Sewer Authority, Ser 1993-A, RB,
  FGIC Insured
  4.900%, 09/01/07                                         2,000        1,930
 Pittsburgh, Ser B, GO,
  FGIC Insured
  7.000%, 03/01/01                                           775          818
 Sayre Health Care Facilities Authority, Guthrie
  Health Care, Ser A, RB,
  AMBAC Insured
  6.800%, 03/01/03                                         1,000        1,100
 Scranton Lackawanna Health & Welfare Authority,
  Community Medical Center Project, Ser 1989, RB,
  FGIC Insured
  6.900%, 07/01/98                                           500          534
  7.000%, 07/01/99                                           250          273
 Scranton Lackawanna Health & Welfare Authority, Moses
  Taylor Hospital, Callable 02/12/04 @ 100, RB,
  Escrowed To Maturity
  6.625%, 07/01/09                                           110          119
 Scranton Lackawanna Health & Welfare Authority,
  Callable 03/14/97 @ 100, RB,
  BIGI Insured
  7.250%, 07/01/99                                           835          911
 Seneca Valley School District,
  Ser B, GO, MBIA Insured
  6.250%, 01/01/01                                           500          524
 South Middleton Township Municipal Authority,
  Guaranteed Sewer Revenue, Ser 1992, RB, MBIA Insured
  5.000%, 02/01/98                                           135          137
 South Middleton Township Municipal Authority,
  Guaranteed Water Revenue, Ser 1992, RB, MBIA Insured
  5.000%, 02/01/98                                           155          157
 South Side Area School District, Ser 1991, GO, AMBAC
  Insured
  6.550%, 04/15/98 (D)                                       260          276

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 State Public School Building Authority, Lease
  Revenue, RB, Escrowed to Maturity
  10.375%, 11/01/06 (A)                                   $   10      $    10
 State Public School Building Authority, Reading
  School District Project, Ser B, RB, MBIA Insured
  5.450%, 07/15/98                                         1,000        1,033
  5.600%, 07/15/99                                           500          521
 State Public School Building Authority, Tuscarora
  School District, Refunding Project,
  Ser 1992-B, RB
  5.500%, 10/15/00                                           510          520
 Swarthmore Borough Authority, Swarthmore College,
  Ser 1990, RB
  6.650%, 09/15/99                                           250          272
  6.750%, 09/15/00                                           250          276
 Twin Valley School District,
  Ser 1992-C, GO, FGIC Insured
  5.600%, 10/01/04                                           520          532
 University Area Joint Authority, Sewer Revenue, Ser
  1990, RB, MBIA Insured,
  Pre-Refunded @ 101
  7.000%, 09/01/00 (D)                                       750          839
 Upper Allegheny Joint Sanitary Authority, Sewer
  Revenue, RB, FGIC Insured
  5.700%, 09/01/05                                         1,095        1,126
 Washington County Authority, Municipal Facilities
  Lease Revenue, Pooled Capital,
  Ser C, Subseries C-1A, RB, AMBAC Insured
  7.000%, 12/15/00                                           400          450
 Washington County Hospital Authority, Shadyside
  Hospital Project, Ser 1992, RB,
  AMBAC Insured
  5.875%, 12/15/04                                         1,000        1,058
 Washington School District,
  Ser 1993-A, GO, FGIC Insured
  5.250%, 09/01/02                                         1,000        1,009
  5.700%, 09/01/06                                         1,000        1,016
 Westmoreland County Industrial Development Authority,
  Hospital Revenue, Ser 1992-A, RB, AMBAC Insured
  5.900%, 07/01/05                                           595          625

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Westmoreland County Industrial Development Authority,
  Hospital Revenue, Ser 1999-A, RB, AMBAC Insured
  5.800%, 07/01/04                                        $  565     $    593
 Westmoreland County, Henry Clay Frick Hospital, RB
  7.000%, 12/01/05                                           460          461
 Windber Area Authority, Hospital Revenue, RB,
  FHA Insured
  4.750%, 02/01/00                                           320          322
  5.900%, 02/01/10                                           355          359
 Wyoming Valley Sanitation Authority, Sewer Revenue,
  Ser 1989, RB, BIGI Insured
  6.800%, 11/15/98                                           495          534
 York County Hospital Authority, Ser 1991, RB, AMBAC
  Insured
  6.400%, 07/01/98                                           500          534
                                                                     --------
                                                                      100,279
                                                                     --------
PUERTO RICO -- 0.9%
 Puerto Rico Commonwealth, Public Improvement, GO
  7.125%, 07/01/02                                           905          962
                                                                     --------
Total Municipal Bonds (Cost $98,672,283)                              102,531
                                                                     --------
Total Investments -- 98.5% (Cost $98,672,283)                         102,531
                                                                     --------
OTHER ASSETS AND LIABILITIES -- 1.5%
 Other Assets and Liabilities, Net                                      1,563
                                                                     --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 9,763,163 outstanding shares of beneficial
  interest                                                            100,413
 Accumulated Net Realized Loss on Investments                            (628)
 Net Unrealized Appreciation of Investments                             3,859
 Undistributed Net Investment Income                                      450
                                                                     --------
Total Net Assets: -- 100.0%                                          $104,094
                                                                     ========
Net Asset Value, Offering Price and Redemption Price Per Share --
  Class A                                                            $  10.66
                                                                     ========

AMBAC  American Municipal Bond Assurance Company
BIGI   Bond Investors Guaranty Insurance Corporation
CGIC   Capital Guaranty Insurance Corporation
COP    Certificate of Participation
FGIC   Financial Guaranty Insurance Corporation
FHA    Federal Housing Agency
FSA    Financial Security Assurance

-----------------------------
         Face       Market
     Amount (000) Value (000)
-----------------------------
GO     General Obligation
MBIA   Municipal Bond Insurance Association
RB     Revenue Bond
Ser    Series
(A) Security is held in conjunction with a letter of credit from a major commercial bank or financial institution.
(B) Income on bond may be subject to alternative minimum tax.
(C) Put and Demand Feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or put date.
(D) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.

KANSAS TAX FREE INCOME PORTFOLIO

MUNICIPAL BONDS -- 97.9%
GUAM -- 2.1%
 Guam Government Highway Bonds, Ser A, GO, CGIC Insured
  5.100%, 05/01/97                                      $  250 $   254
  5.500%, 05/01/99                                         200     208
  6.300%, 05/01/12                                         100     104
 Guam Government, Ser A, GO
  5.300%, 08/15/96                                         250     253
  4.700%, 11/15/02                                         350     331
 Guam Power Authority, Ser A, RB, AMBAC Insured
  4.600%, 10/01/97                                         250     252
                                                               -------
                                                                 1,402
                                                               -------
KANSAS -- 95.0%
 Anderson County, USD #365 Garnett, Ser 1991, GO,
  AMBAC Insured
  6.400%, 09/01/05                                         250     269
  6.500%, 09/01/06                                         250     270
 Arkansas City, GO
  3.800%, 12/01/99                                         285     270
 Belleville, Electric & Gas,
  Ser A, RB
  5.000%, 12/01/98                                         150     152
  5.500%, 12/01/02                                         175     182
  5.700%, 12/01/04                                         150     158
 Butler County, Bank Qualified GO, CGIC Insured
  4.150%, 10/01/01                                         250     240
  4.300%, 10/01/02                                         250     241
 Chanute, Electric Light, Water &
  Gas, RB, MBIA Insured
  6.900%, 11/01/05                                         600     647

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

KANSAS TAX FREE INCOME PORTFOLIO--CONTINUED

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Cherokee County, USD #499, GO, AMBAC Insured
  5.800%, 10/01/09                                        $  200      $   206
  5.900%, 10/01/10                                           215          221
  5.950%, 10/01/11                                           225          231
 Clay County, Clay Center,
  Ser 1992, Bank Qualified GO
  5.300%, 04/01/00                                           250          258
  5.400%, 04/01/01                                           250          257
 Clay County, Ser 1994-B, GO
  6.200%, 10/01/15                                           250          254
 Coffeyville, COP
  5.875%, 10/01/14                                           250          250
 Coffeyville, Water & Sewer,
  Ser 1993, RB, AMBAC Insured
  4.600%, 10/01/04                                           465          456
  4.700%, 10/01/05                                           490          480
 Cowley County, USD #465 School Improvement Bonds,
  Winfields, Ser 1991, GO
  6.000%, 11/01/97                                           250          259
 Decatur County, Ser 1992,
  Bank Qualified GO
  6.000%, 09/01/01                                           250          264
 Dickinson County, Abilene School District, Ser 1992,
  Bank Qualified GO
  5.400%, 04/01/01                                           265          269
  5.600%, 04/01/03                                           300          302
 Dodge City, Pollution Control Revenue, Excel Project,
  RB
  6.625%, 05/01/05                                           700          760
 Dodge, USD #433, GO,
  CGIC Insured
  5.000%, 03/01/14                                           250          228
 Dodge, USD #443, Ford County, GO, CGIC Insured
  4.700%, 03/01/07                                           180          170
  4.800%, 03/01/08                                           360          339
 Douglas County, USD #497,
  Ser 1993-A, GO
  4.500%, 09/01/02                                           250          242
 Emporia Sewer System,
  Ser 1990, RB, Pre-Refunded
  @ 100.50
  7.100%, 06/01/98 (B)                                       300          324
 Emporia, Ser B, GO
  5.150%, 09/01/00                                           155          160
  5.250%, 09/01/01                                           165          173
  6.000%, 09/01/06                                           175          184
 Finney County, Garden City Project, Ser 1991, GO
  5.700%, 10/01/98                                           500          512

--------------------------------------------------
                              Face       Market
                          Amount (000) Value (000)
--------------------------------------------------
 Finney County, USD #457,
  GO
  5.500%, 10/01/99           $  185      $   192
  5.550%, 10/01/00              250          263
 Ford County, Single
  Family Mortgage
  Revenue, Ser A, RB
  7.900%, 08/01/10              380          400
 Garden City, Ser B, GO,
  MBIA Insured
  4.900%, 11/01/99              250          255
  5.450%, 11/01/04              250          260
 Garden City, Water &
  Sewer, RB
  6.500%, 11/01/00              125          135
  6.750%, 11/01/03              125          135
 Gardner, Electric
  Utility Revenue, Ser
  1992, RB
  7.000%, 11/01/09              500          531
 Gray County, USD #102,
  GO
  6.000%, 09/01/04              100          105
  6.200%, 09/01/06              125          132
  6.800%, 09/01/15              250          261
 Great Bend, Ser B, GO,
  FGIC Insured
  5.900%, 09/01/98              250          255
 Great Bend, Ser B, GO,
  FGIC Insured
  6.300%, 09/01/96 (B)          250          256
 Halstead Hospital
  Revenue, Active Sinking
  Fund, RB
  6.750%, 10/01/06              270          304
 Hays, Internal
  Improvement,
  Ser A, GO
  5.200%, 09/01/01              105          109
  5.300%, 09/01/02              110          113
  5.500%, 09/01/04              120          124
 Hays, Water and Sewer
  Revenue, Ser 1992,
  Bank Qualified RB,
  AMBAC Insured
  5.600%, 09/01/99              100          104
 Hays, Water And Sewer
  Revenue, Ser 1992,
  Bank Qualified RB,
  AMBAC Insured
  5.800%, 09/01/00              100          106
  6.200%, 09/01/03              100          106
  6.400%, 09/01/05              180          190
 Holton, Electrical
  Systems Revenue, Ser
  1992-A, RB
  6.400%, 12/01/06              150          164
  6.500%, 12/01/07              150          165
 Hutchinson, Single
  Family Mortgage
  Revenue,
  Ser 1992, RB
  6.500%, 12/01/09              485          502

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                        Face       Market
                                                    Amount (000) Value (000)
----------------------------------------------------------------------------
 Hutchinson, Water & Sewer Revenue, Ser 1993, RB,
  AMBAC Insured
  6.850%, 12/01/05                                     $  150      $   173
  5.000%, 12/01/11                                        225          211
 Jackson County, Holton School Boards USD #336, Ser
  1992, Bank Qualified GO
  6.200%, 10/01/07                                        205          225
  6.300%, 10/01/08                                        125          138
 Jefferson County, USD #340, GO, CGIC Insured
  6.000%, 09/01/06                                        300          318
  6.100%, 09/01/07                                        320          339
  6.200%, 09/01/08                                        330          349
 Johnson County, Blue Valley Recreation Commission,
  Ser 1991, COP
  6.000%, 10/01/97                                        250          256
 Johnson County, Blue Valley,
  Ser 1991-A, GO
  6.500%, 10/01/01 (B)                                    300          331
 Johnson County, GO
  6.800%, 09/01/99                                      1,000        1,094
 Johnson County, Internal Improvement Bonds,
  Ser A, GO
  5.150%, 09/01/00                                        250          258
  5.600%, 09/01/03                                        200          212
 Johnson County, USD #233 Olathe, Ser 1989-B
  7.000%, 03/01/03                                        500          548
 Johnson County, USD #233 Olathe, Ser 1989-B, GO
  7.000%, 09/01/99 (B)                                    500          548
 Johnson County, Water District #001, RB
  4.700%, 12/01/01                                        290          290
  5.125%, 12/01/08                                        250          244
 Johnson County, Water District #001, Ser A, RB
  6.800%, 06/01/99                                        250          270
  6.900%, 12/01/00                                        250          276
  6.100%, 12/01/16                                        250          252
 Junction City, Ser DD, Bank Qualified GO,
  AMBAC Insured
  6.200%, 09/01/06                                        515          534
 Junction City, Ser DD, GO, AMBAC Insured
  7.250%, 11/01/98                                        255          255

-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Junction City, Water Revenue, Ser A, RB
  4.900%, 04/01/01                                      $  205      $   205
  4.900%, 10/01/01                                         210          211
 Kansas City, COP
  6.800%, 01/15/96                                         100          101
 Kansas City, GO
  6.500%, 03/01/96 (A)                                     500          505
  5.500%, 02/15/99 (A)                                     500          521
 Kansas City, Ser B, MBIA Insured, GO
  5.375%, 09/01/10                                         500          494
 Kansas City, Sisters of Charity Health Hospital, RB
  4.850%, 08/01/97                                         250          252
 Kansas State Department of Transportation Highway,
  RB
  5.000%, 03/01/04                                         250          255
 Kansas State Department of Transportation Highway,
  Ser 1992, Pre-Refunded
  @ 102, RB
  6.125%, 03/01/02 (A) (B)                                 500          548
 Kansas State Department of Transportation Highway,
  Ser 1992, RB, Pre-Refunded
  @ 102
  6.500%, 03/01/02 (B)                                     750          838
 Kansas State Development Finance Authority,
  Department of Corrections El Dorado Project L, RB,
  MBIA Insured
  5.625%, 02/01/03                                         250          259
 Kansas State Development Finance Authority, RB
  4.450%, 05/01/01                                         355          357
 Kansas State Development Finance Authority, RB,
  AMBAC Insured
  5.125%, 06/01/06                                         250          249
 Kansas State Development Finance Authority, Ser A,
  RB
  4.500%, 03/01/01                                         225          222
 Kansas State Public Wholesale Water Supply District
  #4, Mandatory Sinking Fund, GO, AMBAC Insured
  7.000%, 02/01/09                                         250          257
 Kingman, Electric Utility & Distribution System, RB
  5.500%, 09/01/08                                         250          247

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

KANSAS TAX FREE INCOME PORTFOLIO--CONTINUED

-----------------------------------------------------------------------------
                                                         Face       Market
                                                     Amount (000) Value (000)
-----------------------------------------------------------------------------
 Kingman, Water and Sewer, Callable 09/01/03 @ 100,
  RB
  6.125%, 09/01/15                                      $  250      $   253
 Lawrence, GO
  5.100%, 09/01/01                                         220          226
 Lawrence, Memorial Hospital RB
  4.850%, 07/01/97                                         250          251
 Lawrence, Ser 1991-L, GO
  5.200%, 09/01/95                                         135          135
  5.600%, 09/01/98                                         175          182
 Leavenworth County, USD #449, Ser A, Bank Qualified
  GO
  6.300%, 09/01/09                                         150          153
  6.400%, 09/01/10                                         160          163
  6.500%, 09/01/12                                         125          127
  6.500%, 09/01/13                                         100          102
 Leavenworth, Ser 1991-A, Bank Qualified GO
  5.400%, 09/01/95                                         135          135
  5.700%, 09/01/97                                         160          163
 Leavenworth, Ser B, GO
  5.050%, 09/01/00                                         210          214
 Leawood, Ser 1992-A, GO
  5.000%, 09/01/00                                         300          309
  5.200%, 09/01/01                                         250          258
  6.000%, 09/01/08                                         135          138
 Lyon County, Hospital Revenue, Ser 1994, RB
  5.200%, 02/01/02                                         115          111
  5.200%, 08/01/02                                         250          240
  5.300%, 02/01/03                                         100           96
 Lyon County, USD #253 Emponia, RB
  6.250%, 10/01/99 (A) (B)                                 250          268
 Manhattan, Ser 189, GO
  5.850%, 11/01/02                                         250          265
  6.300%, 11/01/11                                         100          103
  6.300%, 11/01/12                                         105          108
 McPherson, Electric Systems Revenue, RB
  6.700%, 03/01/98                                         100          101
 McPherson, Electric Utility, Callable 03/01/00 @
  100, RB, AMBAC Insured
  5.550%, 03/01/09                                         550          551
 McPherson, Electric Utility,
  Zero Coupon Bond, RB,
  AMBAC Insured
  0.000%, 03/01/10                                         520          197
 McPherson, Refunding & Import, Ser 115, GO,
  AMBAC Insured
  5.000%, 11/01/06                                         500          496

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Meade, Industrial Development Revenue, Dekalb
  Agresearch Project, RB
  6.500%, 10/01/06                                       $1,000      $ 1,098
 Miami County, USD# 368 Paola, Ser 1992, GO, AMBAC
  Insured
  6.500%, 12/01/05                                          500          538
 Miami County, USD# 416, Louisburg, Ser 1992, GO,
  AMBAC Insured
  6.000%, 09/01/02                                          250          263
 Nemaha County, USD #441, Ser 1992, GO, AMBAC Insured
  5.400%, 03/01/02                                          250          256
  5.750%, 03/01/07                                          250          255
 Neosho County, USD #413, GO
  5.650%, 09/01/01                                          260          274
 Newton, Waste Water Treatment System, Ser 1992,
  Bank Qualified, RB
  5.750%, 03/01/99                                          110          114
  6.000%, 03/01/00                                          115          120
  6.200%, 03/01/01                                          120          126
  6.400%, 03/01/02                                          130          139
 Olathe and Labette County, GNMA Collateral Mortgage,
  Senior Ser 1991 B, RB
  7.150%, 02/01/15                                           70           73
 Olathe, Multi-Family Housing, Deerfield Apartments,
  Ser 1994-A, RB
  5.500%, 06/01/04 (A)                                      475          479
 Olathe, Ser 182, GO
  5.750%, 09/01/96                                          250          254
 Olathe, Sewer Improvement,
  Ser 184
  4.600%, 10/01/99                                          275          276
 Osborne, Ser 1992, Bank Qualified GO
  5.500%, 12/01/01                                          135          138
  5.600%, 12/01/02                                          140          142
  5.700%, 12/01/03                                          150          152
  5.800%, 12/01/04                                          155          157
 Ottawa, Waterworks & Electric Systems, Ser 1991, RB,
  MBIA Insured
  6.000%, 12/01/99                                          500          531
  6.150%, 12/01/00                                          250          270
  6.250%, 12/01/01                                          250          273
 Pawnee County, GO,
  CGIC Insured
  5.100%, 09/01/04                                          255          258
 Phillips County, USD #325, GO
  5.200%, 09/01/03                                          100          103
  5.600%, 09/01/07                                          155          159

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Pittsburg, Water & Sewer Systems, Ser 1991-A, RB
  6.400%, 09/01/99 (B)                                    $  105      $   113
  6.500%, 09/01/99 (B)                                       110          119
 Pottawatomie County, USD #320 Wamego, Ser 1990, GO,
  AMBAC Insured
  6.600%, 10/01/02                                           500          546
 Pratt, Electrical System, Ser 1992, RB, AMBAC Insured
  6.600%, 11/01/07                                           250          279
  6.000%, 11/01/12                                           250          254
 Reno County, GO
  6.250%, 08/01/00                                           685          719
 Reno County, Single Family Mortgage Revenue, Ser B,
  Callable 09/01/01 @ 103, RB
  8.700%, 09/01/11                                           250          269
 Riley County, Hospital Revenue, Ser A, RB
  4.750%, 09/01/98                                           110          111
  5.150%, 09/01/00                                           100          101
 Riley County, Ser 1992,
  Bank Qualified GO
  5.000%, 11/01/98                                           335          341
 Riley County, Ser A, GO
  5.000%, 09/01/99                                           165          166
 Riley County, Ser B, GO
  6.100%, 09/01/06                                           110          118
  6.200%, 09/01/07                                           110          118
 Riley County, Ser B, GO, Callable 09/01/04 @ 100
  6.300%, 09/01/08                                           110          119
  6.400%, 09/01/09                                           110          118
 Sabetha, Electric Revenue Sinking Fund
  7.200%, 03/01/97 (B)                                       500          523
 Salina, Internal Improvement Bonds, Ser P-240, GO
  4.900%, 10/01/96                                           125          126
  5.500%, 10/01/99                                           100          104
 Salina, Internal Improvement Bonds, Ser R-240, GO
  4.650%, 10/01/95                                           100          100
  4.900%, 04/01/96                                           110          111
 Salina, Water & Sewer RB, MBIA Insured
  5.000%, 09/01/07                                           330          316
 Salina, Water & Sewer, RB
  6.600%, 10/01/98                                           250          263
  6.700%, 10/01/99                                           250          263
  6.750%, 10/01/00                                           250          262
  6.850%, 10/01/02                                           250          262

-------------------------------------------------------------------------------
                                                           Face       Market
                                                       Amount (000) Value (000)
-------------------------------------------------------------------------------
 Saline County, Sales Tax RB
  3.500%, 06/01/96                                        $  300      $   299
  3.700%, 12/01/96                                           100          100
 Scott City, Water System, Ser A, Bank Qualified GO
  5.250%, 09/01/04                                           130          130
  5.400%, 09/01/05                                           140          140
  5.600%, 09/01/06                                           140          140
  5.700%, 09/01/07                                           150          151
  5.800%, 09/01/08                                           145          146
 Scott County, USD #466,
  Ser 1993, GO
  5.375%, 09/01/06                                           685          684
 Sedgewick & Shawnee County, Single Family Housing
  Revenue, RB
  8.050%, 05/01/14                                           455          507
 Sedgewick & Shawnee County, Single Family Revenue, RB
  5.250%, 11/01/04                                           185          186
  7.800%, 05/01/14                                           190          205
 Sedgewick County, Ser B, GO
  4.050%, 08/01/98                                           500          499
 Sedgwick and Shawnee County, GNMA Collateral Mortgage
  Revenue, Senior Ser 1991-A, RB
  7.300%, 12/01/12                                           690          719
 Sedgwick County, Airport Facilities Beech Aircraft,
  Ser 1993, RB
  5.625%, 03/01/99                                         1,000        1,033
 Sedgwick County, GO
  5.400%, 08/01/96                                           300          304
 Sedgwick County, USD #262, Valley Center, Zero Coupon
  Bond, GO, MBIA Insured
  0.000%, 11/01/98                                           100           87
 Seward County, Ser B, GO, AMBAC Insured
  6.000%, 08/15/08                                           250          255
  6.000%, 08/15/13                                           250          253
 Seward County, Single Family Mortgage Revenue, Ser B,
  RB
  8.000%, 05/01/11                                           470          502
 Seward County, USD #480,
  Ser 1992, RB, MBIA Insured
  5.000%, 12/01/00                                           500          506
 Shawnee County, Ser 1992C, GO
  5.600%, 09/01/04                                           500          516
 Shawnee County, Sisters Charity Leavenworth, RB
  4.700%, 12/01/04                                           230          225
  5.000%, 12/01/10                                           360          331

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995

KANSAS TAX FREE INCOME PORTFOLIO--CONTINUED

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Shawnee County, USD #345, GO
  7.200%, 09/01/98                                       $  250      $   271
  5.750%, 09/01/98                                          250          251
 Shawnee County, USD #437 Auburn-Washburn, Ser 1992,
  GO, FGIC Insured
  6.250%, 03/01/03                                          700          754
 Shawnee, Ser A, GO
  4.400%, 12/01/05                                          500          473
 Sumner County, Bridge Improvement Bonds, Ser 1992,
  GO, AMBAC Insured
  6.000%, 11/01/04                                          435          461
  6.000%, 11/01/05                                          250          263
 Thomas County, USD #315,
  Ser 1993, GO, CGIC Insured
  4.200%, 09/01/01                                          150          145
  4.300%, 09/01/02                                          160          154
  4.400%, 09/01/03                                          165          159
  4.600%, 09/01/04                                          175          170
 Topeka, Hospital Revenue, Storemont Vail Project,
  Ser 1990B, RB
  6.750%, 11/15/00                                        1,000        1,096
 Topeka, Ser C, GO
  5.500%, 08/15/05                                          250          255
 Wellington, Electric & Water Revenue, Bank Qualified
  RB, AMBAC Insured
  7.050%, 05/01/06                                       $  250      $   289
  6.250%, 05/01/12                                          250          258
 Wichita, GO
  6.750%, 06/01/96                                          350          358
 Wichita, Hospital Facility St. Joseph Rehabilitation
  Center, RB, Escrowed To Maturity-Sinking Fund
  6.000%, 07/01/04                                        1,365        1,451
 Wichita, RB, FGIC Insured
  5.300%, 04/01/01                                          250          256
 Wichita, Ser D, GO
  3.800%, 03/01/98                                          250          246
 Wichita, Single Family Mortgage Revenue, Ser B,
  Callable 07/01/98 @ 100, RB
  7.100%, 09/01/09                                          455          468
 Wichita, Water and Sewer Improvement Revenue,
  Ser B, RB
  FGIC Insured
  5.600%, 10/01/05                                          750          771
 Wyandotte County, GO,
  FGIC Insured
  7.000%, 09/01/05                                          445          472

The accompanying notes are an
integral part of the financial
statements.

------------------------------------------------------------------------------
                                                          Face       Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Wyandotte County, USD #203 Piper, GO
  5.750%, 09/01/03                                       $  140     $    143
  5.900%, 09/01/04                                          295          301
  6.600%, 09/01/13                                          500          508
                                                                    --------
                                                                      62,542
                                                                    --------
PUERTO RICO -- 0.8%
 Puerto Rico, Public Buildings Authority, Ser I,
  Callable 07/01/99 @ 100, GO
  6.000%, 07/01/12                                          500          499
                                                                    --------
Total Municipal Bonds
 (Cost $62,389,129)                                                   64,443
                                                                    --------
CASH EQUIVALENTS -- 0.8%
 Dreyfus Tax Exempt
  3.500%,                                                   554          554
                                                                    --------
Total Cash Equivalents
 (Cost $553,843)                                                         554
                                                                    --------
Total Investments -- 98.7%
 (Cost $62,942,972)                                                   64,997
                                                                    --------
OTHER ASSETS AND LIABILITIES -- 1.3%
 Other Assets and Liabilities, Net                                       837
                                                                    --------
NET ASSETS:
 Portfolio shares of Class A (unlimited authorization -- no par value) based on 6,195,687 outstanding shares of beneficial
  interest                                                            63,628
 Accumulated Net Realized Loss on Investments                          ( 135)
 Net Unrealized Appreciation of Investments                            2,054
 Undistributed Net Investment Income                                     287
                                                                    --------
Total Net Assets: -- 100.0%                                         $ 65,834
                                                                    ========
Net Asset Value, Offering Price and Redemption Price
 Per Share -- Class A                                               $  10.63
                                                                    ========

AMBAC  American Municipal Bond Assurance Company
CGIC   Capital Guaranty Insurance Corporation
COP    Certificate of Participation
FGIC   Financial Guaranty Insurance Company
GNMA   Government National Mortgage Association
GO     General Obligation
MBIA   Municipal Bond Investors Association
RB     Revenue Bond
Ser    Series
USD    Unified School District
(A) Securities are held in conjunction with a letter of credit from a commercial bank or financial institution.
(B) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- For the year ended August 31, 1995

                                               --------- ---------- ----------
                                                                    BAINBRIDGE
                                                         CALIFORNIA    TAX
                                               TAX FREE  TAX EXEMPT   EXEMPT
                                               PORTFOLIO PORTFOLIO  PORTFOLIO
                                               --------- ---------- ----------
INVESTMENT INCOME:
 Interest Income                                $12,920   $13,147     $6,446
                                                -------   -------     ------
EXPENSES:
 Management Fees                                  1,198       816        592
 Waiver of Management Fees                         (207)     (330)      (251)
 Investment Advisory Fees                           129       137         64
 Waiver of Investment Advisory Fees                  --        --         --
 Custodian/Wire Agent Fees                           42        40         18
 Professional Fees                                   40        35         19
 Pricing Fees                                         5         6          3
 Registration Fees                                   42        26         18
 Printing Fees                                       34        27         15
 Trustee Fees                                        13        14          6
 Distribution Expenses(1)                           194     1,807         --
 Amortization of Deferred Organizational Costs       --         8          6
 Insurance Expense                                    8         6          3
 Other Expenses                                       2         1          1
                                                -------   -------     ------
 Total Expenses                                   1,500     2,593        494
                                                -------   -------     ------
NET INVESTMENT INCOME                            11,420    10,554      5,952
                                                -------   -------     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net Realized Gain (Loss) from Security
  Transactions                                       (5)       --          4
 Net Change in Unrealized Appreciation of
  Investment Securities                              --        --         --
                                                -------   -------     ------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $11,415   $10,554     $5,956
                                                =======   =======     ======

/1/ Includes class specific distribution expenses.
/2/ The Massachusetts Intermediate-Term Municipal Portfolio closed on August 15, 1995.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------  ------------ ------------- ------------ --------- -------------
                                                                 MASSACHUSETTS
                            INTERMEDIATE-               KANSAS   INTERMEDIATE-
INSTITUTIONAL  PENNSYLVANIA     TERM      PENNSYLVANIA TAX FREE      TERM
  TAX FREE       TAX FREE     MUNICIPAL    MUNICIPAL    INCOME     MUNICIPAL
  PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO PORTFOLIO/2/
-------------  ------------ ------------- ------------ --------- -------------
   $34,235         $805        $5,842        $6,257     $3,549       $332
   -------         ----        ------        ------     ------       ----
     3,115           75           413           385         94         24
    (1,567)         (33)         (125)         (253)        (3)       (17)
       334            8           191           266        188         17
        --           --           (60)           (4)      (188)        --
       103            2            33            17         10          6
        98            2            10            11          6          1
        15           --             5             5          3         --
        97            2            14            16          7          1
        98            2            24             4          2         --
        34            1             4             5          3         --
       571           12            67            65         --          4
         2           --             5             4          6          4
        17            1             3             3          1         --
         3           --            --            --         --         --
   -------         ----        ------        ------     ------       ----
     2,920           72           584           524        129         40
   -------         ----        ------        ------     ------       ----
    31,315          733         5,258         5,733      3,420        292
   -------         ----        ------        ------     ------       ----
        (4)          (1)       (1,478)         (311)      (121)       148
        --           --         3,053         1,299      1,095         33
   -------         ----        ------        ------     ------       ----
   $31,311         $732        $6,833        $6,721     $4,394       $473
   =======         ====        ======        ======     ======       ====

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Tax Exempt Trust--For the years ended August 31

                         ------------------------  ----------------------  --------------------  ------------------------

                                                                               BAINBRIDGE             INSTITUTIONAL
                                   TAX                  CALIFORNIA                 TAX                     TAX
                                  FREE                  TAX EXEMPT               EXEMPT                   FREE
                                PORTFOLIO                PORTFOLIO              PORTFOLIO               PORTFOLIO
                         ------------------------  ----------------------  --------------------  ------------------------
                            1995         1994        1995        1994        1995       1994        1995         1994
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
INVESTMENT ACTIVITIES:
 Net Investment Income   $    11,420  $     8,912  $  10,554  $     4,496  $   5,952  $   3,674  $    31,315  $    21,040
 Net Realized Gain
  (Loss) from Security
  Transactions                    (5)         (19)        --           --          4         --           (4)           1
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investment Securities           --           --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Net Increase in Net
  Assets Resulting from
  Operations                  11,415        8,893     10,554        4,496      5,956      3,674       31,311       21,041
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net Investment Income
 Class A                     (11,398)      (8,912)    (1,158)      (2,450)    (5,950)    (3,673)     (30,581)     (20,937)
 Class B                          --           --       (170)         (86)        --         --         (724)        (104)
 Class C                          --           --     (9,226)      (1,960)        --         --           --           --
 Class D                         (23)          --         --           --         --         --           --           --
 Net Capital Gains
 Class A                          --           --         (1)          --         --         --           --           --
 Class B                          --           --         --           --         --         --           --           --
 Class C                          --           --         (8)          --         --         --           --           --
 Class D                          --           --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Distributions       (11,421)      (8,912)   (10,563)      (4,496)    (5,950)    (3,673)     (31,305)     (21,041)
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
TRANSACTIONS:
 Class A:
 Shares Issued             1,502,741    1,668,938    193,641      570,692    256,460    185,338    5,130,777    5,667,715
 Shares Issued in Lieu
  of Cash Distributions           74           17          8            7         --         --        1,645        1,033
 Shares Redeemed          (1,483,956)  (1,725,612)  (194,711)  (1,078,968)  (268,046)  (184,584)  (5,179,065)  (5,596,273)
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class A Share
    Transactions              18,859      (56,657)    (1,062)    (508,269)   (11,586)       754      (46,643)      72,475
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class B:
 Shares Issued                    --           --     41,150       29,525         --         --       77,163       40,870
 Shares Issued in Lieu
  of Cash Distributions           --           --         --           --         --         --           69           --
 Shares Redeemed                  --           --    (44,406)     (26,269)        --         --      (83,875)     (22,184)
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class B Share
    Transactions                  --           --     (3,256)       3,256         --         --       (6,643)      18,686
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class C:
 Shares Issued                    --           --    675,735      447,323         --         --           --           --
 Shares Issued in Lieu
  of Cash Distributions           --           --      6,682           --         --         --           --           --
 Shares Redeemed                  --           --   (672,528)    (129,201)        --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class C Share
    Transactions                  --           --      9,889      318,122         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class D
 Shares Issued                 4,827           --         --           --         --         --           --           --
 Shares Issued in Lieu
  of Cash Distributions           --           --         --           --         --         --           --           --
 Shares Redeemed              (4,555)          --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class D
    Transactions                 272           --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Increase (Decrease) in
  Net Assets from Share
  Transaction                 19,131      (56,657)     5,571     (186,891)   (11,586)       754      (53,286)      91,161
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Increase
    (Decrease) in Net
    Assets                    19,125      (56,676)     5,562     (186,891)   (11,580)       755      (53,280)      91,161
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
NET ASSETS:
 Beginning of period         358,299      414,975    353,394      540,285    160,813    160,058      857,241      766,080
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 End of period           $   377,424  $   358,299  $ 358,956  $   353,394  $ 149,233  $ 160,813  $   803,961  $   857,241
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
SHARES ISSUED AND
 REDEEMED
 Class A:
 Shares Issued             1,502,741    1,668,938    193,641      570,692    256,460    185,338    5,130,777    5,667,715
 Shares Issued in Lieu
  of Cash Distributions           74           17          8            7         --         --        1,645        1,033
 Shares Redeemed          (1,483,956)  (1,725,612)  (194,711)  (1,078,968)  (268,046)  (184,584)  (5,179,065)  (5,596,273)
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class A
    Transactions              18,859      (56,657)    (1,062)    (508,269)   (11,586)       754      (46,643)      72,475
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class B:
 Shares Issued                    --           --     41,150       29,525         --         --       77,163       40,870
 Shares Issued in Lieu
  of Cash Distributions           --           --         --           --         --         --           69           --
 Shares Redeemed                  --           --    (44,406)     (26,269)        --         --      (83,875)     (22,184)
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class B
    Transactions                  --           --     (3,256)       3,256         --         --       (6,643)      18,686
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class C:
 Shares Issued                    --           --    675,735      447,323         --         --           --           --
 Shares Issued in Lieu
  of Cash Distributions           --           --      6,682           --         --         --           --           --
 Shares Redeemed                  --           --   (672,528)    (129,201)        --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class C Share
    Transactions                  --           --      9,889      318,122         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Class D:
 Shares Issued                 4,827           --         --           --         --         --           --           --
 Shares Issued in Lieu
  of Cash Distributions           --           --         --           --         --         --           --           --
 Shares Redeemed              (4,555)          --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
   Total Class D
    Transactions                 272           --         --           --         --         --           --           --
                         -----------  -----------  ---------  -----------  ---------  ---------  -----------  -----------
 Increase (Decrease) in
  Capital Shares              19,131      (56,657)     5,571     (186,891)   (11,586)       754      (53,286)      91,161
                         ===========  ===========  =========  ===========  =========  =========  ===========  ===========

/1/ The Pennsylvania Tax Free Portfolio commenced operations on January 21,
1994.
/2/ The Massachusetts Intermediate-Term Municipal Portfolio closed on August 15, 1995.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------------  ------------------  ------------------  ----------------  -----------------
                                                                                MASSACHUSETTS
  PENNSYLVANIA         INTERMEDIATE-                             KANSAS         INTERMEDIATE-
       TAX                 TERM            PENNSYLVANIA         TAX FREE             TERM
      FREE               MUNICIPAL           MUNICIPAL           INCOME           MUNICIPAL
  PORTFOLIO/1/           PORTFOLIO           PORTFOLIO          PORTFOLIO        PORTFOLIO/2/
-------------------  ------------------  ------------------  ----------------  -----------------
  1995       1994      1995      1994      1995      1994     1995     1994     1995      1994
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
$    733   $    217  $  5,258  $  6,359  $  5,733  $  7,875  $ 3,420  $ 3,215  $   292  $    438
      (1)        --    (1,478)     (651)     (311)     (254)    (121)       8      148      (146)
      --         --     3,053    (5,018)    1,299    (6,032)   1,095   (2,432)      33      (283)
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
     732        217     6,833       690     6,721     1,589    4,394      791      473         9
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
    (733)      (217)   (5,340)   (6,267)   (5,837)   (7,949)  (3,407)  (3,199)    (292)     (438)
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --       (41)      (29)       --        --       --       --       --        --
      --         --       (15)     (759)       (4)     (232)      --      (96)      --        (6)
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --        --        (3)       --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
    (733)      (217)   (5,396)   (7,058)   (5,841)   (8,181)  (3,407)  (3,295)    (292)     (444)
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
 126,868     74,709    41,823    81,476     9,245    36,373   10,341   15,512    2,413    15,660
      14         --     1,102     1,387       153       130       --        3       --        --
(119,535)   (55,997)  (76,186)  (71,671)  (31,265)  (58,638)  (7,840)  (8,862) (11,536)  (13,598)
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
   7,347     18,712   (33,261)   11,192   (21,867)  (22,135)   2,501    6,653   (9,123)    2,062
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        26     1,658        --        --       --       --       --        --
      --         --        37        26        --        --       --       --       --        --
      --         --      (630)     (543)       --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --      (567)    1,141        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
   7,347     18,712   (33,828)   12,333   (21,867)  (22,135)   2,501    6,653   (9,123)    2,062
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
   7,346     18,712   (32,391)    5,965   (20,987)  (28,727)   3,488    4,149   (8,942)    1,627
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
  18,712         --   128,614   122,649   125,081   153,808   62,346   58,197    8,942     7,315
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
$ 26,058   $ 18,712  $ 96,223  $128,614  $104,094  $125,081  $65,834  $62,346  $     0  $  8,942
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
 126,868     74,709     4,110     7,664       889     3,360      994    1,454      239     1,505
      14         --       108       132        15        13       --       --       --        --
(119,535)   (55,997)   (7,494)   (6,804)   (3,027)   (5,548)    (754)    (834)  (1,123)   (1,323)
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
   7,347     18,712    (3,276)      992    (2,123)   (2,175)     240      620     (884)      182
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --        --        --        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --         2       156        --        --       --       --       --        --
      --         --         5         2        --        --       --       --       --        --
      --         --       (61)      (52)       --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
      --         --       (54)      106        --        --       --       --       --        --
--------   --------  --------  --------  --------  --------  -------  -------  -------  --------
   7,347     18,712    (3,330)    1,098    (2,123)   (2,175)     240      620     (884)      182
========   ========  ========  ========  ========  ========  =======  =======  =======  ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust

For a Share Outstanding Throughout the Year

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
------------
TAX FREE PORTFOLIO
------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.034    $(0.034)     --       $(0.034)         --          $1.00     3.48%   $  377,152     0.45%
 1994       1.00      0.022     (0.022)     --        (0.022)         --           1.00     2.20%      358,299     0.45%
 1993       1.00      0.022     (0.023)     --        (0.023)         --           1.00     2.29%      414,975     0.45%
 1992       1.00      0.033     (0.033)     --        (0.033)         --           1.00     3.32%      293,982     0.45%
 1991       1.00      0.047     (0.047)     --        (0.047)         --           1.00     4.81%      343,300     0.37%
 1990(1)    1.00      0.032     (0.032)     --        (0.032)         --           1.00     3.20%+     356,814     0.45%*
 FOR THE YEARS ENDED JANUARY 31,:
 1990       1.00      0.059     (0.059)     --        (0.059)         --           1.00     5.97%      464,389     0.54%
 1989       1.00      0.049     (0.049)     --        (0.049)         --           1.00     4.98%      790,629     0.46%
 1988       1.00      0.042     (0.042)     --        (0.042)         --           1.00     4.34%      938,484     0.53%
 1987       1.00      0.041     (0.041)     --        (0.041)         --           1.00     4.31%    1,143,083     0.56%
 1986       1.00      0.051     (0.051)     --        (0.051)         --           1.00     5.21%      503,891     0.57%
 1985       1.00      0.058     (0.058)     --        (0.058)         --           1.00     5.86%      263,325     0.58%
 CLASS D
 FOR THE YEAR ENDED AUGUST 31,:
 1995(2)   $1.00     $0.026    $(0.026)     --       $(0.026)         --          $1.00     2.68%+  $      272     0.80%*

                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
---------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.51%      3.43%      3.37%        --
 1994       0.53%      2.17%      2.09%        --
 1993       0.53%      2.24%      2.16%        --
 1992       0.55%      3.30%      3.20%        --
 1991       0.55%      4.70%      4.52%        --
 1990(1)    0.56%*     5.46%*     5.35%*       --
 FOR THE YEARS ENDED JANUARY 31,:
 1990       0.59%      5.90%      5.85%        --
 1989       0.58%      4.90%      4.78%        --
 1988       0.54%      4.20%      4.19%        --
 1987       0.56%      4.10%      4.10%        --
 1986       0.57%      5.10%      5.10%        --
 1985       0.60%      5.80%      5.78%        --
 CLASS D
 FOR THE YEAR ENDED AUGUST 31,:
 1995(2)    0.86%*     3.13%*     3.07%*       --

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
---------------------
CALIFORNIA TAX EXEMPT PORTFOLIO
---------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.033    $(0.033)     --       $(0.033)         --          $1.00     3.49%   $   30,921     0.28%
 1994       1.00      0.023     (0.023)     --        (0.023)         --           1.00     2.32%       32,015     0.27%
 1993       1.00      0.024     (0.024)     --        (0.024)         --           1.00     2.41%      540,285     0.28%
 1992       1.00      0.034     (0.034)     --        (0.034)         --           1.00     3.44%      445,936     0.28%
 1991       1.00      0.047     (0.047)     --        (0.047)         --           1.00     4.92%      376,653     0.28%
 1990(3)    1.00      0.016     (0.016)     --        (0.016)         --           1.00     1.81%+     275,095     0.28%*
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995(4)   $1.00     $0.027    $(0.027)     --       $(0.027)         --          $1.00     2.65%+           0     0.58%*
 1994(5)    1.00      0.013     (0.013)     --        (0.013)         --           1.00     2.07%*       3,257     0.51%*
 CLASS C
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.029    $(0.029)     --       $(0.029)         --          $1.00     2.97%    $ 328,035     0.78%
 1994(6)    1.00      0.006     (0.006)     --        (0.006)         --           1.00     2.14%*     318,122     0.67%*


                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
---------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.42%      3.43%      3.29%        --
 1994       0.38%      2.28%      2.17%        --
 1993       0.37%      2.37%      2.28%        --
 1992       0.38%      3.34%      3.24%        --
 1991       0.40%      4.74%      4.62%        --
 1990(3)    0.51%*     5.27%*     5.04%*       --
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995(4)    0.69%*     3.16%*     3.05%*       --
 1994(5)    0.81%*     2.05%*     1.75%*       --
 CLASS C
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.93%      2.93%      2.78%        --
 1994(6)    0.87%*     2.06%*     1.86%*       --

                   Investment                                    Net Realized
            Net    Activities           Distributions           and Unrealized
           Asset   ---------- --------------------------------- Gain (Loss) on     Net                  Net        Ratio
          Value,      Net        Net       Net                   Investments   Asset Value,         Assets, End of Expenses
         Beginning Investment Investment Realized     Total      and Capital       End      Total    of Period  to Average
         of Period   Income     Income     Gain   Distributions  Transactions   of Period   Return     (000)    Net Assets
---------------------------------------------------------------------------------------------------------------------------
----------------------
BAINBRIDGE TAX EXEMPT PORTFOLIO
----------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $1.00     $0.036    $(0.036)     --       $(0.036)         --          $1.00     3.69%   $  149,233     0.30%
 1994       1.00      0.025     (0.025)     --        (0.025)         --           1.00     2.52%      160,813     0.30%
 1993(7)    1.00      0.019     (0.019)     --        (0.019)         --           1.00     1.95%+     160,058     0.30%*

                                 Ratio of
                                   Net
                                Investment
            Ratio     Ratio of  Income to
         of Expenses    Net      Average
         to Average  Investment Net Assets
         Net Assets  Income to  Excluding  Portfolio
          Excluding   Average      Fee     Turnover
         Fee Waivers Net Assets  Waivers     Rate
---------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995       0.46%      3.62%      3.46%        --
 1994       0.47%      2.49%      2.32%        --
 1993(7)    0.48%*     2.39%*     2.21%*       --

--------------------------------------------------------------------------------

                                                                        Net Realized
                         Investment                                         and
                  Net    Activities           Distributions              Unrealized
                 Asset   ---------- ---------------------------------- Gain (Loss) on     Net                   Net
                Value,      Net        Net       Net                    Investments   Asset Value,          Assets, End
               Beginning Investment Investment Realized      Total      and Capital       End      Total     of Period
               of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return      (000)
-----------------------------------------------------------------------------------------------------------------------
---------------------
INSTITUTIONAL TAX FREE PORTFOLIO
---------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995           $ 1.00     $0.036    $(0.036)       --      $(0.036)          --         $ 1.00     3.70%    $788,877
 1994             1.00      0.025     (0.025)       --       (0.025)          --           1.00     2.51%     835,516
 1993             1.00      0.026     (0.026)       --       (0.026)          --           1.00     2.59%     763,040
 1992             1.00      0.036     (0.036)       --       (0.036)          --           1.00     3.66%     623,689
 1991             1.00      0.049     (0.049)       --       (0.049)          --           1.00     5.20%     448,390
 1990(1)          1.00      0.033     (0.033)       --       (0.033)          --           1.00     3.32%+    226,658
 FOR THE YEARS ENDED JANUARY 31,:
 1990             1.00      0.059     (0.059)       --       (0.059)          --           1.00     6.11%     177,342
 1989             1.00      0.048     (0.048)       --       (0.048)          --           1.00     5.05%      99,774
 1988             1.00      0.042     (0.042)       --       (0.042)          --           1.00     4.28%     223,653
 1987             1.00      0.041     (0.041)       --       (0.041)          --           1.00     4.23%     255,147
 1986             1.00      0.050     (0.050)       --       (0.050)          --           1.00     5.11%     198,761
 1985             1.00      0.056     (0.056)       --       (0.056)          --           1.00     5.71%     162,676
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995           $ 1.00     $0.033    $(0.033)       --      $(0.033)          --         $ 1.00     3.39%      15,084
 1994             1.00      0.022     (0.022)       --       (0.022)          --           1.00     2.21%      21,725
 1993             1.00      0.023     (0.023)       --       (0.023)          --           1.00     2.29%       3,040
 1992             1.00      0.033     (0.033)       --       (0.033)          --           1.00     3.35%         686
 1991(8)          1.00      0.038     (0.038)       --       (0.038)          --           1.00     3.89%+      1,515

                                                   Ratio of
                                                     Net
                                                  Investment
                              Ratio     Ratio of  Income to
                           of Expenses    Net      Average
                  Ratio    to Average  Investment Net Assets
               of Expenses Net Assets  Income to  Excluding  Portfolio
               to Average   Excluding   Average      Fee     Turnover
               Net Assets  Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995             0.33%       0.52%      3.64%      3.45%         --
 1994             0.33%       0.50%      2.48%      2.31%         --
 1993             0.33%       0.49%      2.55%      2.39%         --
 1992             0.33%       0.51%      3.54%      3.36%         --
 1991             0.33%       0.53%      4.91%      4.71%         --
 1990(1)          0.33%*      0.56%*     5.64%*     5.41%*        --
 FOR THE YEARS ENDED JANUARY 31,:
 1990             0.52%       0.60%      5.90%      5.82%         --
 1989             0.55%       0.57%      4.80%      4.78%         --
 1988             0.55%       0.56%      4.20%      4.19%         --
 1987             0.55%       0.56%      4.10%      4.09%         --
 1986             0.57%       0.57%      5.00%      5.00%         --
 1985             0.57%       0.59%      5.60%      5.58%         --
 CLASS B
 FOR THE YEARS ENDED AUGUST 31,:
 1995             0.63%       0.82%      3.32%      3.13%         --
 1994             0.63%       0.81%      2.31%      2.13%         --
 1993             0.63%       0.79%      2.22%      2.06%         --
 1992             0.63%       0.81%      3.22%      3.04%         --
 1991(8)          0.63%*      0.84%*     4.34%*     4.13%*        --

                                                                        Net Realized
                         Investment                                         and
                  Net    Activities           Distributions              Unrealized
                 Asset   ---------- ---------------------------------- Gain (Loss) on     Net                   Net
                Value,      Net        Net       Net                    Investments   Asset Value,          Assets, End
               Beginning Investment Investment Realized      Total      and Capital       End      Total     of Period
               of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return      (000)
-----------------------------------------------------------------------------------------------------------------------
---------------------
PENNSYLVANIA TAX FREE PORTFOLIO
---------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995           $ 1.00     $0.035    $(0.035)       --      $(0.035)          --         $ 1.00     3.60%    $ 26,058
 1994(9)          1.00      0.014     (0.014)       --       (0.014)          --           1.00     2.37%*     18,712

                                                   Ratio of
                                                     Net
                                                  Investment
                              Ratio     Ratio of  Income to
                           of Expenses    Net      Average
                  Ratio    to Average  Investment Net Assets
               of Expenses Net Assets  Income to  Excluding  Portfolio
               to Average   Excluding   Average      Fee     Turnover
               Net Assets  Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995             0.35%       0.51%      3.54%      3.38%         --
 1994(9)          0.35%*     0.65%*      2.37%*     2.07%*        --

                                                                        Net Realized
                         Investment                                         and
                  Net    Activities           Distributions              Unrealized
                 Asset   ---------- ---------------------------------- Gain (Loss) on     Net                   Net
                Value,      Net        Net       Net                    Investments   Asset Value,          Assets, End
               Beginning Investment Investment Realized      Total      and Capital       End      Total     of Period
               of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return      (000)
-----------------------------------------------------------------------------------------------------------------------
--------------------------
INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
--------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995           $10.36     $ 0.52    $ (0.52)       --      $ (0.52)       $0.23         $10.59     7.53%    $ 95,675
 1994            10.84       0.49      (0.49)  $ (0.06)       (0.55)       (0.42)         10.36     0.65%     127,509
 1993            10.49       0.49      (0.50)    (0.02)       (0.52)        0.38          10.84     8.62%     122,649
 1992            10.20       0.56      (0.54)    (0.01)       (0.55)        0.28          10.49     8.56%      63,210
 1991             9.98       0.61      (0.63)       --        (0.63)        0.24          10.20     8.82%      36,699
 1990(1)         10.01       0.38      (0.37)       --        (0.37)       (0.04)          9.98     3.44%+     12,781
 FOR THE YEAR ENDED JANUARY 31,:
 1990(10)        10.00       0.21      (0.16)   (0.002)       (0.16)       (0.04)         10.01     1.72%+      9,106
 CLASS D
 FOR THE YEARS ENDED AUGUST 31,:
 1995           $10.36     $ 0.48    $ (0.48)       --      $ (0.48)       $0.23         $10.59     7.11%    $    548
 1994(11),(**)   10.90       0.45      (0.42)  $ (0.06)       (0.48)       (0.51)         10.36    (0.93%)*     1,105

                                                   Ratio of
                                                     Net
                                                  Investment
                              Ratio     Ratio of  Income to
                           of Expenses    Net      Average
                  Ratio    to Average  Investment Net Assets
               of Expenses Net Assets  Income to  Excluding  Portfolio
               to Average   Excluding   Average      Fee     Turnover
               Net Assets  Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995             0.55%       0.72%      4.96%      4.79%      36.05%
 1994             0.53%       0.71%      4.65%      4.47%      58.39%
 1993             0.55%       0.69%      4.79%      4.65%      63.04%
 1992             0.55%       0.71%      5.56%      5.40%      61.56%
 1991             0.55%       0.78%      6.18%      5.95%     111.82%
 1990(1)          0.55%*      0.90%*     6.63%*     6.28%*     63.45%
 FOR THE YEAR ENDED JANUARY 31,:
 1990(10)         0.56%*      1.36%*     5.80%*     5.00%*    352.00%
 CLASS D
 FOR THE YEARS ENDED AUGUST 31,:
 1995             0.95%       1.12%      4.57%      4.40%      36.05%
 1994(11),(**)    0.93%*      1.07%*     4.34%*     4.20%*     58.39%

--------------------------------------------------------------------------------
SEI Tax Exempt Trust

For a Share Outstanding Throughout the Year

                    Investment                                     Net Realized
             Net    Activities           Distributions            and Unrealized
            Asset   ---------- ---------------------------------- Gain (Loss) on     Net                  Net        Ratio
           Value,      Net        Net       Net                    Investments   Asset Value,         Assets, End of Expenses
          Beginning Investment Investment Realized      Total      and Capital       End      Total    of Period  to Average
          of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return     (000)    Net Assets
-----------------------------------------------------------------------------------------------------------------------------
-----------------------
PENNSYLVANIA MUNICIPAL PORTFOLIO
-----------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $10.52     $0.55      $(0.55)       --      $(0.55)        $0.14         $10.66     6.81%   $104,094      0.48%
 1994       10.94      0.53       (0.53)       --       (0.53)        (0.42)         10.52     1.14%    125,081      0.47%
 1993       10.59      0.55       (0.55)  $ (0.01)      (0.56)         0.36          10.94     8.91%    153,808      0.48%
 1992       10.29      0.57       (0.57)    (0.01)      (0.58)         0.31          10.59     8.89%    114,461      0.48%
 1991        9.95      0.60       (0.60)   (0.003)      (0.60)         0.34          10.29     9.80%     83,054      0.50%
 1990(1)     9.98      0.34       (0.34)      --        (0.34)        (0.03)          9.95     3.12%+    64,531      0.60%*
 FOR THE YEAR ENDED JANUARY 31,:
 1990(12)   10.00      0.28       (0.23)   (0.001)      (0.23)        (0.07)          9.98     2.11%+    53,042      0.60%*

                                  Ratio of
                                    Net
                                 Investment
             Ratio     Ratio of  Income to
          of Expenses    Net      Average
          to Average  Investment Net Assets
          Net Assets  Income to  Excluding  Portfolio
           Excluding   Average      Fee     Turnover
          Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995        0.72%      5.21%      4.97%     22.62%
 1994        0.71%      4.90%      4.66%     25.13%
 1993        0.70%      5.15%      4.93%     15.26%
 1992        0.72%      5.52%      5.28%     10.54%
 1991        0.73%      5.98%      5.75%     19.17%
 1990(1)     0.80%*     5.88%*     5.68%*    20.35%
 FOR THE YEAR ENDED JANUARY 31,:
 1990(12)    0.86%*     6.05%*     5.79%*    10.00%


                    Investment                                     Net Realized
             Net    Activities           Distributions            and Unrealized
            Asset   ---------- ---------------------------------- Gain (Loss) on     Net                  Net        Ratio
           Value,      Net        Net       Net                    Investments   Asset Value,         Assets, End of Expenses
          Beginning Investment Investment Realized      Total      and Capital       End      Total    of Period  to Average
          of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return     (000)    Net Assets
-----------------------------------------------------------------------------------------------------------------------------
KANSAS TAX FREE INCOME PORTFOLIO
----------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995      $10.47     $0.57      $(0.57)       --      $(0.57)        $0.16         $10.63     7.23%   $ 65,834      0.21%
 1994       10.91      0.57       (0.57)  $ (0.02)      (0.59)        (0.42)         10.47     1.41%     62,346      0.21%
 1993       10.50      0.58       (0.58)    (0.05)      (0.63)         0.46          10.91    10.38%     58,197      0.21%
 1992       10.13      0.60       (0.59)    (0.01)      (0.60)         0.37          10.50     9.78%     45,609      0.22%
 1991(13)   10.00      0.42       (0.37)       --       (0.37)         0.08          10.13     5.12%+    29,242      0.31%*


                                  Ratio of
                                    Net
                                 Investment
             Ratio     Ratio of  Income to
          of Expenses    Net      Average
          to Average  Investment Net Assets
          Net Assets  Income to  Excluding  Portfolio
           Excluding   Average      Fee     Turnover
          Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995        0.51%      5.47%      5.17%     17.60%
 1994        0.54%      5.36%      5.03%     10.57%
 1993        0.51%      5.56%      5.26%     23.04%
 1992        0.52%      5.87%      5.57%     12.69%
 1991(13)    0.61%*     5.85%*     5.55%*    21.82%


                    Investment                                     Net Realized
             Net    Activities           Distributions            and Unrealized
            Asset   ---------- ---------------------------------- Gain (Loss) on     Net                  Net        Ratio
           Value,      Net        Net       Net                    Investments   Asset Value,         Assets, End of Expenses
          Beginning Investment Investment Realized      Total      and Capital       End      Total    of Period  to Average
          of Period   Income     Income     Gain    Distributions  Transactions   of Period   Return     (000)    Net Assets
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------
MASSACHUSETTS INTERMEDIATE-TERM MUNICIPAL PORTFOLIO
------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995(14)  $10.11     $0.42      $(0.42)       --      $(0.42)        $0.17         $10.28     5.83%+         0      0.60%*
 1994       10.41      0.42       (0.42)  $ (0.01)      (0.43)        (0.29)         10.11     1.28%      8,942      0.60%
 1993(15)   10.00      0.42       (0.42)       --       (0.42)         0.41          10.41     8.43%+     7,315      0.60%*

                                  Ratio of
                                    Net
                                 Investment
             Ratio     Ratio of  Income to
          of Expenses    Net      Average
          to Average  Investment Net Assets
          Net Assets  Income to  Excluding  Portfolio
           Excluding   Average      Fee     Turnover
          Fee Waivers Net Assets  Waivers     Rate
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A
 FOR THE YEARS ENDED AUGUST 31,:
 1995(14)    0.84%*     4.34%*     4.10%*    21.40%
 1994        1.03%      4.13%      3.70%     76.69%
 1993(15)    1.07%*     4.33%*     4.75%*    13.63%

*  Annualized.
** Total return does not reflect the sales charge on the Class D.
+  Return is for the period indicated and has not been annualized.
 1 In August 1990, the Trustees changed the fiscal year end of the Trust from
   January 31 to August 31.
 2 The Tax Free Portfolio--Class D commenced operations on November 1, 1994.
 3 The California Tax Exempt Portfolio--Class A commenced operations on May 14,
   1990.
 4 The California Tax Exempt Portfolio--Class B closed on July 12, 1995.
 5 The California Tax Exempt Portfolio--Class B commenced operations on January
   5, 1994.
 6 The California Tax Exempt Portfolio--Class C commenced operations on May 11,
   1994.
 7 The Bainbridge Tax Exempt Portfolio--Class A commenced operations on
   November 9, 1992.
 8 The Institutional Tax Free Portfolio--Class B commenced operations on
   October 15, 1990.
 9 The Pennsylvania Tax Free Portfolio--Class A commenced operations on January
   21, 1994.
10 The Intermediate-Term Municipal Portfolio--Class A commenced operations on
   September 5, 1989.
11 The Intermediate-Term Municipal Portfolio--Class D commenced operations on
   September 28, 1993.
12 The Pennsylvania Municipal Portfolio--Class A commenced operations on August
   14, 1989.
13 The Kansas Tax Free Income Portfolio--Class A commenced operations on
   December 10, 1990.
14 The Massachusetts Intermediate-Term Municipal Portfolio--Class A closed on
   August 15, 1995. The NAV shown is as of the last day prior to liquidation. 15 The Massachusetts Intermediate-Term Municipal Portfolio--Class A commenced operations on September 18, 1992.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995
1. ORGANIZATION

SEI Tax Exempt Trust (the "Trust"), was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.
  The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven portfolios: the Tax Free Portfolio, the California Tax Exempt Portfolio, the Bainbridge Tax Exempt Portfolio, the Institutional Tax Free Portfolio, the Pennsylvania Tax Free Portfolio (collectively "the Money Market Portfolios"), the Intermediate-Term Municipal Portfolio, the Pennsylvania Municipal Portfolio, the Kansas Tax Free Income Portfolio, the Massachusetts Intermediate-Term Municipal Portfolio, the California Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio (collectively "the Fixed Income Portfolios"). The Cal-ifornia Intermediate-Term Municipal Portfolio and the New York Intermediate-Term Municipal Portfolio had not commenced operations as of August 31, 1995. The Trust is registered to offer four classes of shares: Class A, Class B, Class C and Class D. The assets of each portfolio are segregated and a share-holder's interest is limited to the portfolio in which shares are held.
  On August 15, 1995, the Massachusetts Intermediate-Term Municipal Portfolio closed and all of the outstanding shares of the Portfolio were redeemed. SEI Financial Management Corporation voluntarily agreed to bear the costs associ-ated with the liquidation of the Portfolio which approximated $8,000 and in-cluded the amount of unamortized organizational expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.
  Security Valuation -- Investment securities of each Money Market Portfolio are stated at amortized cost which approximates market value. Under this valua-tion method, purchase discounts and premiums on securities are accreted and am-ortized ratably to maturity.
  The market value for each security for each Fixed Income Portfolio is ob-tained from an independent pricing service. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.
  Federal Income Taxes -- It is each Portfolio's intention to continue to qual-ify as a regulated investment company and to distribute all of its taxable in-come. Accordingly, no provision for Federal income taxes is required in the ac-companying financial statements.
  Net Asset Value Per Share -- The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio. The maximum offering price per share for the Class D shares of the Intermediate-Term Municipal Portfolio is equal to the net asset value per share plus a sales load of 3.50%.
  Classes -- Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of the relative net asset value each day.
  Security Transactions and Investment Income -- Security transactions are ac-counted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of investment se-curities are those of the specific securities sold. Interest income is recog-nized on the accrual basis. Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
  Distributions to Shareholders -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the fol-lowing month for the Tax Free, the California Tax Exempt, the Bainbridge Tax Exempt, the Institutional Tax Free, the Pennsylvania Tax Free and the Massachu-setts Intermediate-Term Municipal Portfolios. Distributions from net investment income are declared each month and paid on the tenth day of

--------------------------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995
the following month for all other Portfolios. Any net realized capital gain on sales of securities after capital loss carryovers is distributed to the share-holders of the Portfolios at least annually. Effective in 1994, generally ac-cepted accounting principles require that differences between undistributed net investment income or accumulated net realized capital gains for financial re-porting and tax purposes, if permanent, be reclassified to/from paid in capi-tal. Accordingly, the following permanent differences, attributable to undis-tributed net investment income and accumulated net realized capital losses, have been reclassified to paid in capital:

                                     From     From Net
                                   Capital   Investment
                                    Losses     Income
                                  ---------- ----------
Tax Free Portfolio                $1,318,967 $1,078,360
Institutional Tax Free Portfolio  $   72,478        --

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES

The Trust and SEI Financial Management Corporation (the "Manager") are parties to a Management Agreement dated May 23, 1986 under which the manager provides management, administrative and shareholder services to the Portfolios for an annual fee of .36% each of the average daily net asset value of the Tax Free, Bainbridge Tax Exempt, Institutional Tax Free and Pennsylvania Tax Free Portfo-lios, .23% of the average daily net asset value of the California Tax Exempt Portfolio, .39% of the average daily net asset value of the Intermediate-Term Municipal Portfolio, .35% each of the average daily net asset value of the Pennsylvania Municipal and the Massachusetts Intermediate-Term Municipal Port-folios, and .15% of the average daily net asset value of the Kansas Tax Free Income Portfolio. However, the Manager has voluntarily agreed to waive a por-tion of its fee so that total expenses of each Portfolio will not exceed cer-tain annual expense limitations.
  Organizational costs have been capitalized by the Trust and are being amor-tized over sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the pe-riod that the Trust is amortizing its organizational costs, the redemption pro-ceeds payable to the holder thereof by the Trust will be reduced by the unamor-tized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees for organizational work performed by a law firm of which an officer and a Trustee of the Trust is a partner.
  SEI Financial Services Company ("SFS") acts as the distributor of the shares of the Trust under distribution plans which provide for the Trust to reimburse SFS for certain distribution-related expenses incurred by SFS. With the excep-tion of the Kansas Tax Free Income Portfolio, such expenses for the Class A shares of the Trust may not exceed a budget approved and monitored by the Board of Trustees.
  In addition to providing for the reimbursement payments described above, the Class B, C and D distribution plans provide for additional payments to the Dis-tributor. These additional payments may be used to compensate financial insti-tutions that provide distribution-related services to their customers. Distri-bution-related expenses for the Class B, Class C and Class D shares of the Money Market Portfolios may not exceed .60%, .80% and .55%, respectively. Dis-tribution-related expenses for the Class B, Class C and Class D shares of the Fixed Income Portfolios may not exceed .60%, .80%, and .60%, respectively.
  Certain officers of the Trust are also officers and/or Directors of the Man-ager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affili-ated Trustees is paid by the Manager.

4. INVESTMENT ADVISORY

Weiss, Peck, and Greer Advisers, Inc. ("WPGA") act as the Investment Advisor on behalf of the Tax Free, the California Tax Exempt, the Bainbridge Tax Exempt, the Institutional Tax Free, the Pennsylvania Tax Free and the Intermediate-Term Municipal Portfolios. For its services, WPGA receives a monthly fee equal to an annual rate of .05% of the combined daily net assets up to $500 million, .04%

--------------------------------------------------------------------------------
on the next $500 million and .03% of such assets in excess of $1 billion of the Tax Free, California Tax Exempt, the Bainbridge Tax Exempt, the Institutional Tax Free and the Pennsylvania Tax Free Portfolios. For the Intermediate-Term Municipal Portfolio, WPGA receives a monthly fee equal to an annual rate of
 .18% of the daily net assets up to $150 million and .16% of such assets in ex-cess of $150 million. WPGA has voluntarily agreed to waive a portion of its fee in an amount proportionate to the Manager in order to limit operating expenses in the Intermediate-Term Municipal Portfolio.
  Prior to July 3, 1995, Bessemer Trust Company, N.A. ("Bessemer") served as the Investment Adviser on behalf of the Pennsylvania Municipal Portfolio under an Investment Advisory Agreement dated June 30, 1989. For its services, Besse-mer received a monthly fee equal to an annual rate of .25% of the average daily net assets of the Portfolio. Commencing July 3, 1995, Morgan Grenfell Capital Management Incorporated ("MGCM") was appointed as the Investment Advisor of the Pennsylvania Municipal Portfolio. For its services, MGCM receives a monthly fee equal to an annual rate of .20% of the average daily net assets of the Portfo-lio.
  Under an Investment Advisory Agreement dated December 7, 1990, INTRUST Bank, N.A. in Wichita serves as the Investment Adviser on behalf of the Kansas Tax Free Income Portfolio. For its services INTRUST Bank receives a monthly fee equal to an annual rate of .30% of the average daily net assets of the Portfo-lio. INTRUST Bank has voluntarily agreed to waive the full amount of their fee in order to limit operating expenses. The Manager has voluntarily agreed to waive a portion of its fee in order to limit operating expenses of the Kansas Tax Free Income Portfolio.
  Under an Investment Advisory Agreement dated August 24, 1992, State Street Bank and Trust Company ("State Street") served as the Investment Adviser on be-half of the Massachusetts Intermediate-Term Municipal Portfolio. For its serv-ices State Street received a monthly fee equal to an annual rate of .25% of the average daily net assets of the Portfolio.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the period ended August 31, 1995, were as follows:

                           Intermediate-               Kansas    Massachusetts
                               Term      Pennsylvania Tax Free Intermediate Term
                             Municipal    Municipal    Income      Municipal
                               (000)        (000)      (000)         (000)
                           ------------- ------------ -------- -----------------
Purchases.................    $35,712      $23,982    $13,669       $ 1,275
Sales.....................     66,267       46,027     10,711        10,064

  Subsequent to October 31, 1994, the Portfolios recognized net capital losses for tax purposes that have been deferred and can be used to offset future capi-tal gains at August 31, 1996. The Portfolios also had capital losses carryforward at August 31, 1995, as follows:

                              Capital                      Post
                                Loss                    October 31,
                             Carryover                      1994
                             August 31, Expires Expires  Deferred   Net Capital
Portfolio                       1995     2002    2003     Losses      Losses
---------                    ---------- ------- ------- ----------- -----------
Tax Free Portfolio..........  $30,967   $30,874     $93     $5,081     $36,048
Intermediate-Term Municipal
 Portfolio..................  927,882       --  927,882  1,250,322   2,178,204
Pennsylvania Municipal
 Portfolio..................  330,828       --  330,828    297,060     627,888
Kansas Tax Free Income
 Portfolio..................   18,302       --   18,302    116,848     135,150

  For tax purposes, the losses in the Portfolios can be carried forward for a maximum of eight years to offset any net realized capital gains.
  The total cost of securities and the net realized gains or losses on securi-ties sold for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation on securities in which there was an excess of market

-----------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995
value over cost, the aggregate gross unrealized depreciation on securities in which there was an excess of cost over market value and the net unrealized ap-preciation at August 31, 1995, for each Portfolio are as follows:

                                         Intermediate-               Kansas
                                             Term      Pennsylvania Tax Free
                                           Municipal    Municipal    Income
                                             (000)        (000)      (000)
                                         ------------- ------------ --------
Aggregate gross unrealized appreciation     $2,120        $3,935     $2,276
Aggregate gross unrealized depreciation        369            76        222
                                            ------        ------     ------
Net unrealized appreciation                 $1,751        $3,859     $2,054
                                            ======        ======     ======

6. LINE OF CREDIT

The Portfolios have a bank line of credit. Borrowings under the line of credit are secured by investment securities of the Portfolios equal to 110% of such borrowings which may not exceed 10% of the Portfolios' total assets.

7. CONCENTRATION OF CREDIT RISK

The Portfolios invest in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
  The Trust invests in securities which include revenue bonds, tax exempt com-mercial paper, tax and revenue anticipation notes, and general obligation bonds. At August 31, 1995, the percentage of portfolio investments by each rev-enue source were as follows:

                                       California Bainbridge
                             Tax Free  Tax Exempt Tax Exempt
                             Portfolio Portfolio  Portfolio
                             --------- ---------- ----------
Revenue Bonds:
 Education Revenue              5.50%     4.20%      9.00%
 Health Care Facilities         6.60%    15.30%     14.00%
 Housing Facilities            18.40%    22.30%     23.40%
 Industrial Development         19.1%     7.30%     17.80%
 Pollution Control               1.8%     4.10%      1.80%
 Public Facility                4.00%     4.20%      5.10%
 Transportation                 3.90%     6.00%      0.00%
 Utility Revenue                3.60%     7.10%      2.60%
General Obligation              2.00%     0.00%      1.40%
Tax Exempt Commercial Paper     3.20%     2.10%      0.70%

                                            California   Bainbridge
                               Tax Free     Tax Exempt   Tax Exempt
                               Portfolio    Portfolio     Portfolio
                             ------------- ------------ -------------
Anticipation Notes:
 Bond                             4.90%         1.30%        4.40%
 Revenue                          0.00%         3.40%        0.00%
 Tax                              2.20%         0.00%        3.30%
 Tax & Revenue                    7.20%        10.20%        5.60%
Other                            17.60%        12.50%       10.90%
                                ------        ------       ------
  Total                         100.00%       100.00%      100.00%
                                                        Intermediate-
                             Institutional Pennsylvania     Term
                               Tax Free      Tax Free     Municipal
                               Portfolio    Portfolio     Portfolio
                             ------------- ------------ -------------
Revenue Bonds:
 Education Revenue                4.80%        11.30%        5.20%
 Health Care Facilities           8.20%        19.30%        3.90%
 Housing Facilities              17.50%         3.70%        9.90%
 Industrial Development          17.00%        19.50%        3.70%
 Pollution Control                5.50%         3.70%        1.20%
 Public Facility                  4.20%         0.40%        4.70%
 Transportation                   1.20%         1.80%        8.80%
 Utility Revenue                  5.00%        18.60%       29.80%
General Obligation                0.90%         1.90%       31.30%
Tax Exempt Commercial Paper       4.20%         3.30%        0.00%
Anticipation Notes:
 Bond                             4.20%         0.00%        0.00%
 Revenue                          0.20%         0.00%        0.00%
 Tax                              4.60%         0.00%        0.00%
 Tax & Revenue                    6.80%         7.40%        0.00%
Other                            15.70%         9.10%        1.50%
                                ------        ------       ------
  Total                         100.00%       100.00%      100.00%

                                   Kansas
                     Pennsylvania Tax Free
                      Municipal    Income
                      Portfolio   Portfolio
                     ------------ ---------
Revenue Bonds:
 Education Revenue       19.60%      1.20%
 Health Care
  Facilities             19.30%      6.40%
 Housing Facilities       6.40%      6.60%
 Industrial
  Development            10.00%      2.90%
 Pollution Control        0.00%      2.50%
 Public Facility          3.00%      1.60%
 Transportation           4.60%      4.10%
 Utility Revenue         13.80%     19.30%
General Obligation       19.20%     52.10%
Tax Exempt
 Commercial Paper         0.00%      0.00%
Anticipation Notes:
 Bond                     0.00%      0.00%
 Revenue                  0.00%      0.00%
 Tax                      0.00%      0.00%
 Tax & Revenue            0.00%      0.00%
Other                     4.10%      3.30%
                        ------     ------
  Total                 100.00%    100.00%

--------------------------------------------------------------------------------

  Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Al-though bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Al-so, some of the securities have credit enhancements (letters of credit or guar-antees issued by third party domestic or foreign banks or other institutions). At August 31, 1995, the percentage of the Portfolios' investments that were in-sured and the percentage of the Portfolios' investments that had credit en-hancements were as follows:

                                        Credit
                             Insured Enhancements
                             ------- ------------
Tax Free                      1.01%     71.40%
California Tax Exempt        16.15%     68.50%
Bainbridge Tax Exempt         2.51%     65.33%
Institutional Tax Free        2.54%     64.07%
Pennsylvania Tax Free        21.51%     56.86%
Intermediate-Term Municipal  32.20%     12.58%
Pennsylvania Municipal       74.96%      7.38%
Kansas Tax Free Income       33.26%      2.80%

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND TRUSTEES OF SEI TAX EXEMPT TRUST:

We have audited the accompanying statements of net assets of the Tax Free, Cal-ifornia Tax Exempt, Bainbridge Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1995, and the related statements of operations, statements of changes in net assets and fi-nancial highlights for the periods presented. We have also audited the state-ment of operations of the Massachusetts Intermediate-Term Municipal Portfolio of SEI Tax Exempt Trust for the period ended August 15, 1995, and the related statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the respon-sibility of the Company's management. Our responsibility is to express an opin-ion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free, California Tax Exempt, Bainbridge Tax Exempt, Institutional Tax Free, Pennsylvania Tax Free, Intermediate-Term Municipal, Pennsylvania Municipal and Kansas Tax Free Income Portfolios of SEI Tax Exempt Trust as of August 31, 1995, the results of their operations, changes in their net assets, and finan-cial highlights for the periods presented, and the results of operations of the Massachusetts Intermediate-Term Municipal Portfolio of the SEI Tax Exempt Trust for the period ended August 15, 1995, and the changes in its net assets and fi-nancial highlights for the periods presented, in conformity with generally ac-cepted accounting principles.

Philadelphia, PA
October 6, 1995

NOTICE TO SHAREHOLDERS
-----------------------------------------------------------------
SEI Tax Exempt Trust -- August 31, 1995
  For shareholders that do not have a August 31, 1995 tax year end, this notice is for informational purposes only. For shareholders with a August 31, 1995 tax year end, please consult your tax advisor as to the pertinence of this notice.

  For the fiscal year ended August 31, 1995, each fund is designating the fol-lowing items with regard to distributions paid during the year.

                                       (A)           (B)           (C)
                                    LONG TERM     ORDINARY        (A+B)
                                  CAPITAL GAINS    INCOME         TOTAL
                                  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS
  FUND                             (TAX BASIS)   (TAX BASIS)   (TAX BASIS)
  ----                            ------------- ------------- -------------
Tax Free Portfolio                      0%          100%          100%
California Tax Exempt Portfolio         0%          100%          100%
Bainbridge Tax Exempt Portfolio         0%          100%          100%
Institutional Tax Free Portfolio        0%          100%          100%
Pennsylvania Tax Free Portfolio         0%          100%          100%
Intermediate-Term Municipal
 Portfolio                              0%          100%          100%
Pennsylvania Municipal Portfolio        0%          100%          100%
Kansas Tax Free Income Portfolio        0%          100%          100%
Massachusetts Intermediate-Term
 Municipal Portfolio                    0%          100%          100%
                                       (D)           (E)           (F)
                                   QUALIFYING    TAX EXEMPT      FOREIGN
  FUND                            DIVIDENDS(1)    INTEREST     TAX CREDIT
  ----                            ------------- ------------- -------------
Tax Free Portfolio                      0%          100%            0%
California Tax Exempt Portfolio         0%          100%            0%
Bainbridge Tax Exempt Portfolio         0%          100%            0%
Institutional Tax Free Portfolio        0%          100%            0%
Pennsylvania Tax Free Portfolio         0%          100%            0%
Intermediate-Term Municipal
 Portfolio                              0%          100%            0%
Pennsylvania Municipal Portfolio        0%          100%            0%
Kansas Tax Free Income Portfolio        0%          100%            0%
Massachusetts Intermediate-Term
 Municipal Portfolio                    0%          100%            0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of each fund's total distribu-tions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

                           PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits:

   (a) Financial Statements:

   The Registrant's audited Financial Statements for the Bainbridge Tax Exempt Portfolio, Tax Free Portfolio, Intermediate-Term Municipal Portfolio, Pennsylvania Tax Free Portfolio, Pennsylvania Municipal Portfolio, California Tax Exempt Portfolio, Institutional Tax Free Portfolio, and Kansas Tax Free Income Portfolio for the fiscal year ended August 31, 1995 including Arthur Andersen LLP's report thereon are filed herewith. The Financial Statements included are:

              Statements of Net Assets
              Statements of Operations
              Statements of Changes in Net Assets
              Financial Highlights
              Notes to Financial Statements

   (b) Additional Exhibits:

      (1) Registrant's Declaration of Trust is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on March 15, 1982.

      (2) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on March 15, 1982.

      (3) Not Applicable.

      (4) Not Applicable.

      (5) (a) Management Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (5) (b) Investment Advisory Agreement with Weiss, Peck and Greer Advisers, Inc. is incorporated herein by reference to Post Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (5) (c) Investment Advisory Agreement with Bessemer Trust Company is incorporated herein by reference to Post Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (5) (d) Investment Advisory Agreement with First National Bank in Wichita (now INTRUST Bank, NA in Wichita) is Incorporated herein by reference to Post Effective Amendment No. 29 to Registrant's Registration Statement on Form
              N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on December 28, 1990.

      (5) (f) Investment Advisory Agreement with Woodbridge Capital Management, Inc. is incorporated herein by reference to Post Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (5) (g) Investment Advisory Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (5) (h) Schedule E dated August 5, 1992 to Management Agreement is incorporated herein by reference to Post Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on August 17, 1992 (adding Massachusetts Intermediate-Term Municipal Portfolio).

      (5) (i) Schedule F dated August 5, 1992 to Management Agreement is incorporated herein by reference to Post Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on August 17, 1992 (adding Bainbridge Tax Exempt Portfolio).

      (5) (j) Schedule E dated August 5, 1992 to Investment Advisory Agreement with Weiss, Peck & Greer Advisers, Inc. is incorporated herein by reference to Post Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on August 17, 1992 (adding Bainbridge Tax Exempt Portfolio).

      (5) (k) Schedule G, dated October 29, 1993, to Management Agreement (adding Pennsylvania Tax Free Portfolio).

      (5) (l) Schedule H, dated October 29, 1993 to Management Agreement (adding New York Intermediate-Term Municipal Portfolio).

      (5) (m) Schedule I, dated October 29, 1993, to Management Agreement (adding California Intermediate-Term Municipal Portfolio).

      (5) (n) Schedule G, dated December 10, 1993, to Investment Advisory Agreement with Weiss, Peck & Greer Advisers, Inc. (adding Intermediate-Term Municipal, California Intermediate-Term Municipal, and New York Intermediate-Term Municipal Portfolios).

      (5) (o) Schedule H, dated March 8, 1994 to Investment Advisory Agreement with Weiss, Peck & Greer Advisers, Inc. (adding Institutional Tax Free, Pennsylvania Tax Free, California Tax Exempt, Bainbridge and Tax Free Portfolios).

      (6) Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (7) Not Applicable.

      (8) Custodian Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

      (9) Not Applicable.

     (10) Opinion and Consent of Counsel is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

     (11) Consent of Independent Public Accountants.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Not Applicable.

     (15) (a) Distribution Plan is incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.

     (15) (b) Distribution Plan for Kansas Tax Free Income Portfolio Class B is incorporated herein by reference to Post Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on October 9, 1990.

     (15) (c) Distribution Plan for ProVantage Funds shares of Tax Free, California Tax Exempt, Intermediate-Term Municipal, Massachusetts Intermediate-Term Municipal, Pennsylvania Municipal, Pennsylvania Tax Free, New York Intermediate-Term Municipal and California Intermediate-Term Municipal Portfolios.


     (15) (d) Distribution Plan for Class C shares of California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to Post Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) on October 31, 1994.


     (16) Performance Quotation Computation is incorporated herein by reference to Post Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.


     (18) Rule 18f-3 Plan is filed herewith.


     (25) Powers of Attorney are filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant.

  None.

Item 26. Number of Holders of Securities.

  As of October 2, 1995

                                                                    NUMBER OF
                         TITLE OF CLASS                           RECORD HOLDERS
                         --------------                           --------------
Units of beneficial interest, without par value--
Tax Free Portfolio, Class A......................................       50
Tax Free Portfolio, Class D......................................        6
Institutional Tax Free Portfolio, Class A........................       89
Institutional Tax Free Portfolio, Class B........................        7
Institutional Tax Free Portfolio, Class C........................        0
California Tax Exempt Portfolio, Class A.........................       12
California Tax Exempt Portfolio, Class B.........................        0
California Tax Exempt Portfolio, Class C.........................        2
Intermediate-Term Municipal Portfolio, Class A...................       73
Intermediate-Term Municipal Portfolio, Class D...................       62
Pennsylvania Municipal Portfolio, Class A........................       20
Kansas Tax Free Income Portfolio, Class A........................        2
Kansas Tax Free Income Portfolio, Class B........................        0
Bainbridge Tax Exempt Portfolio..................................        1
California Intermediate-Term Municipal Portfolio, Class A........        0
Pennsylvania Tax Free Portfolio, Class A.........................       20
Pennsylvania Tax Free Portfolio, Class B.........................        6
Pennsylvania Tax Free Portfolio, Class C.........................        0
New York Intermediate-Term Municipal Portfolio, Class A..........        0

Item 27. Indemnification:

  Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser:

  Other business, profession, vocation, or employment of a substantial nature in which each director or principal office of each Investment Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

  Weiss, Peck & Greer Advisers, Inc. is a wholly owned subsidiary of Weiss, Peck & Greer, L.L.C. ("WPG"), a limited liability company which engages in investment management, venture capital management and management buyouts for individuals, mutual funds, corporations and other institutional clients. The business address of each officer is One New York Plaza, New York, NY 10004.


 NAME AND POSITION WITH ADVISER           BUSINESS AND OTHER CONNECTIONS
 ------------------------------           ------------------------------
Stephen H. Weiss................  Senior Managing Principal and Chairman of
Chairman of the Board and Direc-   Executive Committee of Weiss, Peck & Greer,
tor                                L.L.C.; Director of London Merchant
                                   Securities Services, Inc.; Trustee and
                                   Chairman of the Board of Trustees of Cornell
                                   University
Melville Straus.................  Principal and member of Executive Committee,
President and Director             Weiss, Peck & Greer, L.L.C.; President of
                                   Tudor Fund and WPG Growth Fund; Chairman of
                                   the Board of Governing Trustees of American
                                   Ballet Theater; Trustee of Independent
                                   Curators, Inc.
Roger J. Weiss..................  Senior Managing Principal and Member of
Executive Vice President and Di-   Executive Committee, Weiss, Peck & Greer,
rector                             L.L.C.; Chairman of WPG Fund, Tudor Fund, WPG
                                   Growth Fund, and Weiss, Peck & Greer Funds
                                   Trust; Board of Trustees Fellow of Cornell
                                   University
Francis H. Powers...............  Principal, Weiss, Peck & Greer, L.L.C.;
Vice President and Secretary       Executive Vice President and Treasurer of WPG
                                   Fund, Tudor Fund, Growth Fund, and Weiss,
                                   Peck & Greer Funds Trust; Trustee and
                                   Treasurer of Staten Island Academy and a
                                   member of the Board of Trustees and Finance
                                   Committee of St. Vincent's Hospital, Staten
                                   Island
Ronald M. Hoffner...............  Principal, Chief Financial Officer; Weiss,
Treasurer                          Peck & Greer, L.L.C.; member of the American
                                   Institute of Certified Public Accountants

  Bessemer Trust Company, N.A. (BTC) is a wholly-owned subsidiary of The Bessemer Group, Inc., a bank holding company which engages in investment management, fiduciary and other personal financial services.

  Listed below are the names of and the office held by each of the directors and supervisory officers of BTC. The principal address of BTC is 630 Fifth Avenue, New York, NY 10111.

 NAME AND POSITION WITH ADVISER          BUSINESS AND OTHER CONNECTIONS
 ------------------------------          ------------------------------
Ogden Mills Phipps.............. Chairman, The Bessemer Group, Inc., Bessemer
Director and Chairman             Securities Corp., Bessemer Trust Company,
                                  Bessemer Trust Company of Florida and
                                  Bessemer Trust Company (Cayman) Limited;
                                  Director, Stant Corporation, Overhead Door
                                  Corporation; Trustee, DCO Holding Corp. and
                                  Contour Production Co.; New York Racing
                                  Association; Governor, member of Government
                                  Affairs, Investment, Real Estate & Major
                                  Facilities, and Finance Committees, Society
                                  of New York Hospital; Chairman, Stewards
                                  Member, Member of the Board of Grayson-
                                  Jockey Club Research Foundation, The Jockey
                                  Club; President, Air Travel, Inc.
John E. Phipps.................. Director, The Bessemer Group, Inc., Bessemer
Director                          Securities Corp. and Bessemer Trust Company;
                                  Vice Chairman, Bessemer Trust Company of
                                  Florida; Chairman, John H. Phipps, Inc.;
                                  Director, Ingersoll Rand Company and W.R.
                                  Grace & Company; BTC Essex Holding
John R. Whitmore................ President, C.E.O. and Director, The Bessemer
Director, President and C.E.O.    Group, Inc.; Director, Bessemer Securities
                                  Corp.; C.E.O. and Director, Bessemer Trust
                                  Company and Bessemer Trust Company of
                                  Florida; President and Director, Bessemer
                                  Overseas Advisors, Inc.; Director, Bessemer
                                  Investor Services; President and Director,
                                  Bessemer Trust Company (Cayman) Limited;
                                  President and Director, Bessemer Building
                                  Corporation; President, C.E.O. and Director,
                                  Bessemer Real Estate Advisors; Trustee, B.F.
                                  Saul Real Estate; Director, Real Estate
                                  Advisor Company and Compagnie Europeenne De
                                  Representation Financiere, S.A.; Chairman,
                                  Callander Securities Ltd.; Director,
                                  Compaignie De Gestion Privee; Director, B.F.
                                  Saul Co., Franklin Development Co., The
                                  Klingle Corp. and Columbia Securities
                                  Company of Washington, D.C.
Howard Phipps, Jr............... Vice Chairman, The Bessemer Group, Inc.;
Director                          Director, Bessemer Securities Corp. and
                                  Bessemer Trust Company; Chairman, NYZS;
                                  Director, Harvard University Library, Edward

  NAME AND POSITION WITH ADVISER           BUSINESS AND OTHER CONNECTIONS
  ------------------------------           ------------------------------
                                    John Noble Foundation, St. Catherine's
                                    Island Foundation, The Frick Collection,
                                    Phipps Houses, The Pierpont Morgan Library,
                                    The Astor Foundation and The Perkin Fund
Dorothy B. Moore.................. Director, The Bessemer Group, Inc. and
Vice Chairman                       Bessemer Securities Corp.; Vice Chairman,
                                    Bessemer Trust Company; Director, Bessemer
                                    Trust Company of Florida
Raymond R. Guest, Jr.............. Director, The Bessemer Group, Inc.; Vice
                                    Chairman, Bessemer Securities Corp.;
                                    Director, Bessemer Trust Company, Bessemer
                                    Trust Company of Florida and Small Tube
                                    Products Co., Inc.
Ward W. Woods..................... Director, The Bessemer Group, Inc.;
Director                            President, C.E.O. and Director, Bessemer
                                    Securities Corp.; Director, Bessemer Trust
                                    Company and Freeport-McMoRan Inc.; Chairman
                                    and Director, Stant Corporation; Director,
                                    Tidewater Inc.; Chairman and Director, DCO
                                    Holdings Corp (and its wholly-owned
                                    subsidiary Overhead Door Corporation);
                                    Partner, Loving Creek Ranch; Managing
                                    General Partner, Kylix Partners, L.P.
                                    ("Kylix"); Quentin Corporation, which is
                                    wholly-owned by Mr. Woods, is the managing
                                    general partner of Kylix. Kylix is the
                                    general partner of Bessemer Capital
                                    Partners, L.P. Mr. Woods disclaims
                                    beneficial ownership of these shares.
                                    Additionally, Tappan Corporation, which is
                                    wholly-owned by Mr. Woods, is the managing
                                    general partner of Bessemer Partners, L.P.;
                                    President and Director, Quentin Corporation
                                    and Tappan Corporation; Chairman and
                                    Director, ECP/Essex Holdings Inc. (and its
                                    wholly-owned subsidiary Essex Group Inc.);
                                    Director, Boise Cascade Corporation;
                                    President and Director, Bosques Corporation;
                                    Small Tube Products Co., Inc.
George D. Phipps.................. Director, The Bessemer Group, Inc., Bessemer
                                    Trust Company and Bessemer Trust Company of
                                    Florida, Director of Bessemer Securities
                                    Corp.; and Associate, Patricia & Co., Inc.,
                                    Ventures, Inc.
Edith E. Holiday.................. Director, Bessemer Trust Company, Amerada
Director                            Hess Corp., Hercules, Inc. and The
                                    Republican Faxwire, L.P.
K. William Kolbe.................. Partner, Reid & Priest; Director, Bessemer
                                    Trust Company

 NAME AND POSITION WITH ADVISER           BUSINESS AND OTHER CONNECTIONS
 ------------------------------           ------------------------------
Robert C. Elliott................ Senior Executive Vice President, Bessemer
                                   Group, Inc., Bessemer Trust Company, and
                                   Bessemer Trust Company of Florida; Director,
                                   Senior Executive Vice President, BRCA;
                                   Member Advisory Board of Sentinel Pension
                                   Institute, Inc.
Anthony D. Duke, Jr.............. Executive Vice President, Bessemer Group,
                                   Inc., Bessemer Trust Company and Bessemer
                                   Trust Company of Florida; Director, Boys
                                   Harbor, Inc.
Donald J. Herrema................ Senior Executive Vice President, The Bessemer
                                   Group, Incorporated, Bessemer Trust Company
                                   and Bessemer Trust Company of Florida
Charles W. Hastings.............. Executive Vice President, Bessemer Group,
                                   Inc., Bessemer Trust Company and Bessemer
                                   Trust Company of Florida; Director and
                                   Treasurer, Recording for the Blind and The
                                   Anne T. Macdonald Center
Stanley A. Nabi.................. Executive Vice President, Bessemer Group,
                                   Inc., Bessemer Trust Company and Bessemer
                                   Trust Company of Florida; Independent
                                   Consultant, U.S. Steel & Carnegie Pension
                                   Fund; Member Financial Analysts Federation,
                                   Institute of Chartered Financial Analysts
                                   and New York Society of Security Analysts,
                                   Inc.; Trustee, Nabi Foundation
Winthrop Ruthfurd, Jr............ Director, Bessemer Trust Company; Butter
                                   Capital; Partner, White and Case
John F.H. Trott.................. Executive Vice President, The Bessemer Group,
                                   Incorporated, Bessemer Trust Company and
                                   Bessemer Trust Company of Florida; Director,
                                   Standard Life Insurance Co. and Brunner
                                   Investment Trust
Richard F. Young................. Executive Vice President, The Bessemer Group,
                                   Incorporated, Bessemer Trust Company and
                                   Bessemer Trust Company of Florida
Patrick J. Waide, Jr............. Executive Vice President, The Bessemer Group,
                                   Incorporated, Bessemer Trust Company,
                                   Bessemer Trust Company of Florida; Director
                                   and Vice President, HBR Corp., Bessemer
                                   Interstate Corp., Bessemer Services Corp.,
                                   Bessemer Beach Corp.
Guy S. Waltman................... Executive Vice President and Fiduciary
                                   Counsel, Bessemer Group, Inc., Bessemer
                                   Trust Company, and Bessemer Trust Company of
                                   Florida

  Morgan Grenfell Capital Management Incorporated ("MGCM") is a wholly-owned U.S.-based subsidiary of Morgan Grenfell Asset Management ("MGAM"). MGAM is located at 20 Finsbury Circus, London EC2 M1NB, England, and is 100% owned by the Morgan Grenfell Group, PLC, which was acquired by Deutsche Bank AG in 1990. The business address of each officer of MGCM is 885 Third Avenue, 32nd Floor, New York, New York 10022.


Michael Bullock....................  Director, Morgan Grenfell Asset Management;
 Chairman and Director               Director, Morgan Grenfell Investment
                                     Services.
James Edward Minnick...............  Director, Morgan Grenfell Asset Management;
 Director and President              Director, Morgan Grenfell Investment
                                     Services.
Robert Edward Kern, Jr. ...........  Director, Morgan Grenfell Asset Management.
 Executive Vice President
David Westover Baldt...............  Director, Morgan Grenfell Asset Management,
 Director and Executive Vice Presi-  Ltd.
 dent
Timothy Charles Vile...............  --
 Portfolio Manager
Gary William Bartlett..............  --
 Portfolio Manager
Karen Ann Rogers...................  --
 Portfolio Manager
Neil Patrick Jenkins...............  Vice President, Morgan Grenfell Investment
 Director and Portfolio Manager      Trust
Mark Gerard Arthus.................  --
 Director of Administration
Gerald Shaw Frey...................  --
 Portfolio Manager
David Alfred Baratta...............  --
 Portfolio Manager
Audrey Mary Theresa Jones..........  --
 Portfolio Manager
Thomas John Flaherty...............  --
 Portfolio Manager
Warren Spencer Davis, III..........  --
 Portfolio Manager

  INTRUST Bank, NA in Wichita is a majority-owned subsidiary of INTRUST Financial Corporation a bank holding company. The business address of each officer is 105 North Main, Box One, Wichita, Kansas 67201.


C. Q. Chandler.................... Chairman of the Board and Chief Executive
 Chairman of the Board and         Officer, INTRUST Financial Corporation
 Chief Executive Officer
William D. Bunten................. Vice Chairman of the Board, INTRUST Financial
 President                         Corporation
C. Q. Chandler IV................. President, INTRUST Financial Corporation
 Vice Chairman
J. V. Lentell..................... not applicable
 Vice Chairman
C. Robert Buford.................. President, Zenith Drilling Corporation
 Director
Frank L. Carney................... Vice Chairman, TURBOCHEF, Inc.
 Director
F. L. Carson, Jr.  ............... Chairman of the Board and Chief Executive
 Director                          Officer, Mulvane State Bank (Mulvane, Kansas)
Richard Chance.................... President and Chief Executive Chance
 Director                          Industries, Inc.
George T. Chandler................ Chairman, First National Bank in Pratt
 Director                          (Pratt, Kansas)
Jamie B. Coulter.................. President, Coulter Enterprises
 Director
R. L. Darmon...................... Financial Consultant
 Director
Charles W. Dieker................. Executive Vice President, Beech Aircraft
 Director                          Corp. (Retired)
W. J. Easton, Jr. ................ President, Easton Manufacturing Co., Inc.
 Director
Martin K. Eby, Jr. ............... Chairman of the Board, Martin K. Eby
 Director                          Construction Co., Inc.
Eric T. Knorr..................... Chairman of the Board and Chief Executive
 Director                          Officer, Dulaney Johnston and Priest
                                   Insurance
Charles G. Koch................... Chairman, Koch Industries, Inc.
 Director
Paul A. Seymour, Jr. ............. Business Consultant
 Director
Donald C. Slawson................. President, Slawson Companies
 Director
John T. Stewart III............... President and Chief Executive Officer, GBC
 Director                          Precision Corp.
Patrick H. Thiessen............... General Manager, Western Division, Flour
 Director                          Milling Division, Cargill, Inc. (Retired)

Item 29. Principal Underwriters:

  (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

  Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

   SEI Daily Income Trust                 July 15, 1982
   SEI Liquid Asset Trust                 November 29, 1982
   SEI Tax Exempt Trust                   December 3, 1982
   SEI Index Funds                        July 10, 1985
   SEI Institutional Managed Trusts       January 22, 1987
   SEI International Trust                August 30, 1988
   Stepstone Funds                        January 30, 1991
   The Compass Capital Group              March 8, 1991
   FFB Lexicon Funds                      October 18, 1991
   The Advisors' Inner Circle Fund        November 14, 1991
   The Pillar Funds                       February 28, 1992
   CUFUND                                 May 1, 1992
   STI Classic Funds                      May 29, 1992
   CoreFunds, Inc.                        October 30, 1992
   First American Funds, Inc.             November 1, 1992
   First American Investment Funds, Inc.  November 1, 1992
   The Arbor Fund                         January 28, 1993
   1784 Funds                             June 1, 1993
   Marquis SM Funds                       August 17, 1993
   Morgan Grenfell Investment Trust       January 3, 1994
   The PBHG Funds, Inc.                   July 16, 1993
   Inventor Funds, Inc.                   August 1, 1994
   The Achievement Funds Trust            December 27, 1994
   Insurance Investment Products Trust    December 30, 1994
   Bishop Street Funds                    January 27, 1995
   CrestFunds, Inc.                       March 1, 1995
   Conestoga Family of Funds              May 1, 1995

  SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

  (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.

                                POSITION AND OFFICES             POSITIONS AND OFFICES
       NAME                       WITH UNDERWRITER                  WITH REGISTRANT
       ----                     --------------------             ---------------------
Alfred P. West, Jr.  Director, Chairman & Chief Executive               --
                      Officer
Henry H. Greer       Director, President & Chief Operating              --
                      Officer
Carmen V. Romeo      Director, Executive Vice President &          Treasurer &
                      Treasurer                                      Assistant
                                                                     Secretary
Gilbert L. Beebower  Executive Vice President                           --
Richard B. Lieb      Executive Vice President                           --

                                  POSITION AND OFFICES             POSITIONS AND OFFICES
        NAME                        WITH UNDERWRITER                  WITH REGISTRANT
        ----                      --------------------             ---------------------
Charles A. Marsh       Executive Vice President                            --
                        --Capital Resources Division
Leo J. Dolan, Jr.      Senior Vice President                               --
Carl A. Guarino        Senior Vice President                               --
Jerome Hickey          Senior Vice President                               --
David G. Lee           Senior Vice President                           President &
                                                                     Chief Executive
                                                                         Officer
William Madden         Senior Vice President                               --
A. Keith McDowell      Senior Vice President                               --
Dennis J. McGonigle    Senior Vice President                               --
Hartland J. McKeown    Senior Vice President                               --
James V. Morris        Senior Vice President                               --
Steven Onofrio         Senior Vice President                               --
Kevin P. Robins        Senior Vice President,                         Vice President &
                        General Counsel & Secretary                  Assistant Secretary
Robert Wagner          Senior Vice President                               --
Patrick K. Walsh       Senior Vice President                               --
Kenneth Zimmer         Senior Vice President                               --
Robert Crudup          Managing Director                                   --
Vic Galef              Managing Director                                   --
Kim Kirk               Managing Director                                   --
John Krzeminski        Managing Director                                   --
Carolyn McLaurin       Managing Director                                   --
Barbara Moore          Managing Director                                   --
Donald Pepin           Managing Director                                   --
Mark Samuels           Managing Director                                   --
Wayne M. Withrow       Managing Director                                   --
Mick Duncan            Team Leader                                 Assistant Secretary
Robert Ludwig          Vice President                              Assistant Secretary
Vicki Malloy           Team Leader                                 Assistant Secretary
Robert Aller           Vice President                                      --
Steve Bendinelli       Vice President                                      --
Cris Brookmyer         Vice President & Controller                         --
Gordon W. Carpenter    Vice President                                      --
Robert B. Carroll      Vice President & Assistant Secretary           Vice President &
                                                                     Assistant Secretary
Todd Cipperman         Vice President & Assistant Secretary                --
Ed Daly                Vice President                                      --
Jeff Drennen           Vice President                                      --
Lucinda Duncalfe       Vice President                                      --
Lawrence D. Hutchison  Vice President                                      --
Kathy Heilig           Vice President                                      --
Michael Kantor         Vice President                                      --
Samuel King            Vice President                                      --
Donald H. Korytowski   Vice President                                      --
Jack May               Vice President                                      --
Sandra K. Orlow        Vice President & Assistant Secretary           Vice President &
                                                                     Assistant Secretary
Larry Pokora           Vice President                                      --
Kim Rainey             Vice President                                      --
Paul Sachs             Vice President                                      --
Steve Smith            Vice President                                      --
Daniel Spaventa        Vice President                                      --

                                  POSITION AND OFFICES             POSITIONS AND OFFICES
        NAME                        WITH UNDERWRITER                  WITH REGISTRANT
        ----                      --------------------             ---------------------
Kathryn L. Stanton     Vice President & Assistant Secretary          Vice President &
                                                                    Assistant Secretary
William Zawaski        Vice President                                       --
James Dougherty        Director of Brokerage Services                       --

Item 30. Location of Accounts and Records:

  Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

    (a) With respect to Rules 31a-1(a); 31a-1(b)(1); 2(a) and (b); (3); (6);
  (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians;

     CoreStates Bank, N.A.                     First Fidelity Bank, N.A.
     Broad and Chestnut Streets                 New Jersey
     P.O. Box 7618                             765 Broad Street
     Philadelphia, PA 19101                    Newark, NJ 07101

    (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
  (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager;

                       SEI Financial Management Corporation
                       608 E. Swedesford Road
                       Wayne, PA 19087

    (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
  the required books and records are maintained at the principal offices of the Registrant's Advisers:


Weiss, Peck & Greer Advisers, Inc.       Morgan Grenfell Capital Management
One New York Plaza                       Incorporated
New York, NY 10004                       885 Third Avenue, 32nd Floor
                                         New York, New York 19102


INTRUST Bank, NA in Wichita
105 North Main Street
Box One
Wichita, Kansas 67201

Item 31. Management Services:

  None.

Item. 32. Undertakings:

  Registrant hereby undertakes to file a Post-Effective Amendment to this Registration Statement, containing reasonably current financial statements that need not be certified, within four to six months from the later of the effective date of the California Intermediate-Term Municipal Portfolio and New York Intermediate-Term Municipal Portfolio or, with respect to each such Portfolio the commencement of operations.

  Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate cost of mailing or afford said Shareholders access to a list of Shareholders.

  Registrant undertakes to hold a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

  Registrant undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                    NOTICE

  A copy of the Agreement and Declaration of Trust of SEI Tax Exempt Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees and trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT AND HAS DULY CAUSED THIS AMENDMENT NO. 38 TO THE REGISTRATION STATEMENT NO. 2-76990 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WAYNE, COMMONWEALTH OF PENNSYLVANIA ON THE 27TH DAY OF OCTOBER, 1995.

                                          SEI Tax Exempt Trust

                                          By         /s/ David G. Lee
                                            -----------------------------------
                                                       DAVID G. LEE
                                                        PRESIDENT

ATTEST:

        /s/ Jeffrey A. Cohen
-------------------------------------
         JEFFREY A. COHEN
           CONTROLLER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITY ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

                  *                    Trustee
-------------------------------------                            October 27,
        RICHARD F. BLANCHARD                                      1995

                  *                    Trustee
-------------------------------------                            October 27,
          WILLIAM M. DORAN                                        1995

                  *                    Trustee
-------------------------------------                            October 27,
          F. WENDELL GOOCH                                        1995

                  *                    Trustee
-------------------------------------                            October 27,
           FRANK E. MORRIS                                        1995

                  *                    Trustee
-------------------------------------                            October 27,
          ROBERT A. NESHER                                        1995

                  *                    Trustee
-------------------------------------                            October 27,
           JAMES M. STOREY                                        1995

        /s/ Jeffrey A. Cohen           Controller &
-------------------------------------   Assistant Secretary      October 27,
          JEFFREY A. COHEN                                        1995

         /s/ Carmen V. Romeo           Treasurer &
-------------------------------------   Assistant Secretary      October 27,
           CARMEN V. ROMEO                                        1995


*By        /s/ David G. Lee
    ---------------------------------
             DAVID G. LEE
           ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

   EXHIBIT
   NUMBER                                           DOCUMENT                                           PAGE
   -------                                          --------                                           ----
 EX-99.B1    Registrant's Declaration of Trust, incorporated herein by reference to Exhibit 1
             Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on March 15, 1982.
 EX-99.B2    Registrant's By-Laws, incorporated herein by reference to Exhibit 2 Form N-1A
             (File No. 2-76990) filed with the Securities and Exchange Commission on
             March 15, 1982.
 EX-99.B3    Not Applicable.
 EX-99.B4    Not Applicable.
 EX-99.B5(a) Management Agreement, incorporated herein by reference to Exhibit 5(a)
             Pre-Effective Amendment No. 1 Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.
 EX-99.B5(b) Investment Advisory Agreement with Weiss, Peck and Greer Advisers, Inc., incorporated herein by reference to Exhibit 5(b) Post Effective Amendment
             No. 17 Form N-1A (File No. 2-76990) as previously filed with the Securities and
             Exchange Commission.
 EX-99.B5(c) Investment Advisory Agreement with Bessemer Trust Company, incorporated herein by reference to Exhibit 5(c) Post Effective Amendment No. 19 Form N-1A
             (File No. 2-76990) as previously filed with the Securities and Exchange Commission.
 EX-99.B5(d) Investment Advisory Agreement with First National Bank in Wichita (now
             INTRUST Bank, NA in Wichita), incorporated herein by reference to Exhibit 5(d)
             Post Effective Amendment No. 29 Form N-1A (File No. 2-76990) filed with the
             Securities and Exchange Commission on December 28, 1990.
 EX-99.B5(f) Investment Advisory Agreement with Woodbridge Capital Management, Inc., incorporated herein by reference to Exhibit 5(f) Post Effective Amendment
             No. 35 Form N-1A (File No. 2-76990) as previously filed with the Securities and
             Exchange Commission.
 EX-99.B5(g) Investment Advisory Agreement with State Street Bank and Trust Company, incorporated herein by reference to Exhibit 5(g) Post Effective Amendment
             No. 35 Form N-1A (File No. 2-76990) as previously filed with the Securities and
             Exchange Commission.
 EX-99.B5(h) Schedule E dated August 5, 1992 to Management Agreement, incorporated herein by reference to Exhibit 5(h) Post Effective Amendment No. 32 Form N-1A
             (File No. 2-76990) filed with the Securities and Exchange Commission on
             August 17, 1992 (adding Massachusetts Intermediate-Term Municipal Portfolio).
 EX-99.B5(i) Schedule F dated August 5, 1992 to Management Agreement, incorporated herein by reference to Exhibit 5(i) Post Effective Amendment No. 32 Form N-1A
             (File No. 2-76990) filed with the Securities and Exchange Commission on
             August 17, 1992 (adding Bainbridge Tax Exempt Portfolio).
 EX-99.B5(j) Schedule E dated August 5, 1992 to Investment Advisory Agreement with Weiss,
             Peck & Greer Advisers, Inc., incorporated herein by reference to Exhibit 5(j)
             Post Effective Amendment No. 32 Form N-1A (File No. 2-76990) filed with the
             Securities and Exchange Commission on August 17, 1992 (adding Bainbridge Tax
             Exempt Portfolio).

   EXHIBIT
    NUMBER                                        DOCUMENT                                       PAGE
   -------                                        --------                                       ----
 EX-99.B5(k)  Schedule G, dated October 29, 1993, to Management Agreement (adding
              Pennsylvania Tax Free Portfolio).
 EX-99.B5(l)  Schedule H, dated October 29, 1993, to Management Agreement (adding
              New York Intermediate-Term Municipal Portfolio).
 EX-99.B5(m)  Schedule I, dated October 29, 1993, to Management Agreement (adding
              California Intermediate-Term Municipal Portfolio).
 EX-99.B5(n)  Schedule G, dated December 10, 1993, to Investment Advisory Agreement with Weiss, Peck & Greer Advisers, Inc. (adding Intermediate-Term Municipal,
              California Intermediate-Term Municipal, and New York Intermediate-Term
              Municipal Portfolios).
 EX-99.B5(o)  Schedule H, dated March 8, 1994 to Investment Advisory Agreement with Weiss,
              Peck & Greer Advisers, Inc. (adding Institutional Tax Free, Pennsylvania Tax
              Free, California Tax Exempt, Bainbridge and Tax Free Portfolios).
 EX-99.B6     Distribution Agreement, incorporated herein by reference to Exhibit 6,
              Pre-Effective Amendment No. 1, Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.
 EX-99.B7     Not Applicable.
 EX-99.B8     Custodian Agreement, incorporated herein by reference to Exhibit 8,
              Pre-Effective Amendment No. 1, Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.
 EX-99.B9     Not Applicable.
 EX-99.B10    Opinion and Consent of Counsel, incorporated herein by reference to
              Exhibit 10, Pre-Effective Amendment No. 1, Form N-1A (File No. 2-76990)
              as previously filed with the Securities and Exchange Commission.
 EX-99.B11    Consent of Independent Public Accountants is filed herewith.
 EX-99.B12    Not Applicable.
 EX-99.B13    Not Applicable.
 EX-99.B14    Not Applicable.
 EX-99.B15(a) Distribution Plan, incorporated herein by reference to Exhibit 15(a),
              Pre-Effective Amendment No. 1, Form N-1A (File No. 2-76990) as previously filed with the Securities and Exchange Commission.
 EX-99.B15(b) Distribution Plan for Kansas Tax Free Income Portfolio Class B, incorporated herein by Reference to Exhibit 15(b), Post Effective Amendment No. 28,
              Form N-1A (File No. 2-76990) filed with the Securities and Exchange
              Commission on October 9, 1990.
 EX-99.B15(c) Distribution Plan for ProVantage Funds shares of Tax Free, California
              Tax Exempt, Intermediate-Term Municipal, Massachusetts Intermediate-Term
              Municipal, Pennsylvania Municipal, Pennsylvania Tax Free, New York
              Intermediate-Term Municipal and California Intermediate-Term Municipal
              Portfolios.
 EX-99.B15(d) Distribution Plan for Class C shares of California Tax Exempt Portfolio and
              Institutional Tax Free Portfolio, incorporated herein by reference to
              Exhibit 15(d), Post Effective Amendment No. 37, Form N-1A (File No. 2-76990)
              filed October 31, 1994.
 EX-99.B16    Performance Quotation Computation, incorporated herein by reference to
              Exhibit 16, Post Effective Amendment No. 35, Form N-1A (File No. 2-76990) as
              previously filed with the Securities and Exchange Commission.
 EX-99.B18    Rule 18F-3 Plan is filed herewith.
 EX-99.B24    Powers of Attorney are filed herewith.